UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-22019
                                                     ---------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                        1001 Warrenville Road, Suite 300
                              Lisle, Illinois 60532
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                              Lisle, Illinois 60532
               --------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-241-4141
                                                            ------------

                        Date of fiscal year end: July 31
                                                 -------

                     Date of reporting period: July 31, 2008
                                               -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Report to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


--------------------------------------------------------------------------------


First Trust Exchange-Traded AlphaDEX(R) Fund

Annual Report                  July 31, 2008




--------------------------------------------------------------------------------


Sector Series
-------------
First Trust Consumer Discretionary AlphaDEX(R) Fund
First Trust Consumer Staples AlphaDEX(R) Fund
First Trust Energy AlphaDEX(R) Fund
First Trust Financials AlphaDEX(R) Fund
First Trust Health Care AlphaDEX(R) Fund
First Trust Industrials/Producer Durables AlphaDEX(R) Fund
First Trust Materials AlphaDEX(R) Fund
First Trust Technology AlphaDEX(R) Fund
First Trust Utilities AlphaDEX(R) Fund

Core Series
-----------
First Trust Large Cap Core AlphaDEX(R) Fund
First Trust Mid Cap Core AlphaDEX(R) Fund
First Trust Small Cap Core AlphaDEX(R) Fund

Style Series
------------
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund

Multi Cap Series
----------------
First Trust Multi Cap Value AlphaDEX(R) Fund
First Trust Multi Cap Growth AlphaDEX(R) Fund


                                 [LOGO OMITTED]

                          AlphaDEX(R) Family of ETFs

      AlphaDEX(R) is a registered trademark of First Trust Portfolios L.P.


--------------------------------------------------------------------------------

Front Cover

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                  July 31, 2008

Shareholder Letter                                                            2
Market Overview                                                               3
Fund Performance Overview
      First Trust Consumer Discretionary AlphaDEX(R) Fund                     4
      First Trust Consumer Staples AlphaDEX(R) Fund                           6
      First Trust Energy AlphaDEX(R) Fund                                     8
      First Trust Financials AlphaDEX(R) Fund                                10
      First Trust Health Care AlphaDEX(R) Fund                               12
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund             14
      First Trust Materials AlphaDEX(R) Fund                                 16
      First Trust Technology AlphaDEX(R) Fund                                18
      First Trust Utilities AlphaDEX(R) Fund                                 20
      First Trust Large Cap Core AlphaDEX(R) Fund                            22
      First Trust Mid Cap Core AlphaDEX(R) Fund                              24
      First Trust Small Cap Core AlphaDEX(R) Fund                            26
      First Trust Large Cap Value Opportunities AlphaDEX(R) Fund             28
      First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund            30
      First Trust Multi Cap Value AlphaDEX(R) Fund                           32
      First Trust Multi Cap Growth AlphaDEX(R) Fund                          34
Notes to Fund Performance Overview                                           36
Understanding Your Fund Expenses                                             37
Portfolio of Investments
      First Trust Consumer Discretionary AlphaDEX(R) Fund                    39
      First Trust Consumer Staples AlphaDEX(R) Fund                          41
      First Trust Energy AlphaDEX(R) Fund                                    42
      First Trust Financials AlphaDEX(R) Fund                                43
      First Trust Health Care AlphaDEX(R) Fund                               46
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund             48
      First Trust Materials AlphaDEX(R) Fund                                 49
      First Trust Technology AlphaDEX(R) Fund                                51
      First Trust Utilities AlphaDEX(R) Fund                                 53
      First Trust Large Cap Core AlphaDEX(R) Fund                            54
      First Trust Mid Cap Core AlphaDEX(R) Fund                              60
      First Trust Small Cap Core AlphaDEX(R) Fund                            65
      First Trust Large Cap Value Opportunities AlphaDEX(R) Fund             71
      First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund            75
      First Trust Multi Cap Value AlphaDEX(R) Fund                           78
      First Trust Multi Cap Growth AlphaDEX(R) Fund                          86
Statements of Assets and Liabilities                                         94
Statements of Operations                                                     98
Statements of Changes in Net Assets                                         102
Financial Highlights                                                        110
Notes to Financial Statements                                               118
Report of Independent Registered Public Accounting Firm                     126
Additional Information                                                      127
Board of Trustees and Officers                                              129
Risk Considerations                                                         131

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--------------------------------------------------------------------------------

                  Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         Performance and Risk Disclosure

There is no assurance that any Fund (individually called a "Fund" and collectively, the "Funds") of the Trust will achieve its investment objective. Each Fund of the Trust is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" at the end of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             How to Read This Report

This report contains information that may help you evaluate your investment. It includes details about the Funds and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Investment Officer of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other regulatory filings.

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Shareholder Letter
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                  Annual Report
                                  July 31, 2008


Dear Shareholders:

The majority of 2008 has been challenging for the financial markets and for many investors. Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") believes that in order to be successful in reaching your financial goals, you should be invested for the long term. We also believe that investors should seek professional help from a financial advisor who has been through many types of markets, knows the range of investments available, and is committed to bringing you investments suitable to your particular situation.

Our goal at First Trust has always been to provide a wide range of investment products, including our family of exchange-traded funds, to help financial advisors give you the opportunity to meet your financial objectives. We have continued to expand our product line to ensure that you have many choices to fit your investment needs.

The report you hold will give you detailed information about the Funds that comprise the First Trust Exchange-Traded AlphaDEX(R) Fund for the twelve-month period ended July 31, 2008. This report contains a performance overview for each Fund and each Fund's financial statements for the period. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen


James A. Bowen
President of First Trust Exchange-Traded AlphaDEX(R) Fund

--------------------------------------------------------------------------------
Market Overview
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                  Annual Report
                                  July 31, 2008


[PHOTO OMITTED]     Robert F. Carey, CFA
                    Senior Vice President and Chief Investment Officer
                    First Trust Advisors L.P.

                    Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 21 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

State of the Economy

The combination of continued weakness in the residential housing market, higher energy prices, falling dollar, rising inflation and substantial losses taken by financial institutions on subprime-related mortgage debt pushed stock indices down both domestically and abroad in the first half of 2008. These and other factors also slashed economic growth in the U.S. in the past few quarters. The following data reflects the sharp deterioration in real Gross Domestic Product ("GDP") growth: third quarter 2007 (+4.8%); fourth quarter 2007 (-0.2%); first quarter 2008 (+0.9%) and second quarter 2008 (+3.3%). While technically not a recessionary environment (two consecutive quarters of negative growth), this climate has had a similar impact on equity valuations.

Had the Federal Reserve Bank (the "Fed") not moved to aggressively lower short-term lending rates (September 2007 through April 2008), the economy more than likely would have slid into a full-fledged recession. Since it can take up to nine months for a Fed rate action to impact the economy, we are encouraged by the fact that five of the six rate cuts made by the Fed will reach the nine-month mark in the second half of 2008. All in all, during the period from September 2007 through April 2008, the Fed lowered the federal funds target rate from 5.25% to 2.00%.

U.S. Stocks and Bonds

The major U.S. stock indices posted negative returns across the board for the 12-month period ended July 31, 2008, but mid-caps managed to continue to outpace large- and small-caps even on the way down. The S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index were down 11.1%, 5.0%, and 8.3%, respectively, according to Bloomberg. Of the 10 major sectors in the S&P 500 Index, four were in positive territory for the fiscal year ended July 31, 2008: Energy (+6.6%); Consumer Staples (+6.6%); Materials (+4.3%); and Utilities (+4.0%). Energy, staples and materials benefitted from weakness in the U.S. dollar, while utilities continued to thrive in the low interest rate climate. Financials fell 32.9% due to the billions lost from exposure to subprime mortgages and related debt securities.

At the midpoint of 2008, Standard & Poor's reported that earnings estimates for all of 2008 favor growth stocks over value stocks. With respect to the S&P 500 Index, growth stocks are expected to post a 13% rise in 2008 earnings per share
(EPS), versus a 2% rise for the value stocks in the index. With respect to the S&P MidCap 400 Index, growth stocks are expected to post a 23% rise in 2008 EPS, versus a 7% rise for the value stocks in the index. With respect to the S&P SmallCap 600 Index, growth stocks are expected to post a 14% rise in 2008 EPS, versus a 3% rise for the value stocks in the index.

In the U.S. bond market, a clear delineation existed between investment-grade debt and speculative-grade debt. The speculative-grade debt sold-off in light of the weakness in economic activity. The Lehman Brothers U.S. Corporate High Yield Index posted a total return of -0.03% for the 12-month period ended July 31, 2008, compared to a gain of 8.84% for the Lehman Brothers U.S. Treasury:
Intermediate Index, according to Lehman Brothers.

Foreign Stocks and Bonds

In the fourth quarter of 2007, there were some pundits touting the notion that emerging countries were far enough along in their maturation process to decouple from the U.S., allowing them to maintain superior growth rates irrespective of the U.S.'s sluggishness. Having passed the midpoint of 2008, we can comfortably proclaim this notion to be false. We believe foreign economies are still very much tethered to the economic climate in the U.S. The spike in inflation alone resulting from the Fed's aggressive easing of monetary policy and corresponding decline in the U.S. dollar significantly impacted those countries that are big importers of natural resources, particularly oil and food commodities.

The International Monetary Fund's global GDP growth rate outlook is as follows:
5.0% (2007); 4.1% estimated (2008); and 3.9% estimated (2009). The MSCI World (ex U.S.) and MSCI Emerging Markets indices declined by 10.3% (USD) and 4.2%
(USD) for the 12-month period ended July 31, 2008, according to Bloomberg. Foreign bonds fared better than foreign equities during this same period. The Lehman Brothers Global Aggregate Index and Global Emerging Markets Index returned 10.8% and 7.0%, respectively, for the 12-month period ended July 31, 2008, according to Lehman Brothers.

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Fund Performance Overview
--------------------------------------------------------------------------------

FXD - First Trust Consumer Discretionary AlphaDEX(R) Fund

The First Trust Consumer Discretionary AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(TM) Consumer Discretionary Index (the "Consumer Discretionary Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Consumer Discretionary Index. The shares of the Fund are listed and trade on the American Stock Exchange LLC (the "AMEX") under the ticker symbol "FXD."

The Consumer Discretionary Index is a modified equal-dollar weighted index designed by the AMEX to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (Russell 1000(R) Consumer Discretionary and Services Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Average Annual                       Cumulative
                                                                               Total Returns                      Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/08            to 07/31/08             to 07/31/08
 FUND PERFORMANCE
 NAV                                                                   -24.24%             -24.02%                  -28.67%
 Market Price                                                          -24.39%             -24.10%                  -28.77%

 INDEX PERFORMANCE
 StrataQuant(TM) Consumer Discretionary Index                          -23.79%             -23.44%                  -28.06%
 Russell 1000(R) Consumer Discretionary and Services Index             -16.92%             -17.42%                  -21.03%
 Russell 1000(R) Index                                                 -10.62%             -11.12%                  -13.53%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund posted a net asset value ("NAV") return of -24.24% over the twelve months ended July 31, 2008 versus -16.92% for the Russell 1000(R) Consumer Discretionary and Services Index. The top contributor to Fund performance was the toy industry followed by the wholesalers industry. Only four of the 30 represented industries posted positive contributions to return over the period, while the Russell 1000(R) Consumer Discretionary and Services Index had only three out of its 30 industries post positive contributions to return. The biggest drag on performance relative to the benchmark came from the retail industry. Almost one-third of the Fund and benchmark holdings over the period were allocated to the retail industry. However, the benchmark contribution to return from the retail industry was over 280 basis points greater than that for the Fund.

--------------------------------------------------------------------------------
                  Top Three and Bottom Three Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2008)

      TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
    Activision Blizzard, Inc.                       Idearc, Inc.
          Hasbro, Inc.                           RH Donnelley Corp.
        Ross Stores, Inc.                      Avis Budget Group, Inc.
--------------------------------------------------------------------------------

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Consumer Discretionary                         75.78%
Industrials                                    10.65
Information Technology                          7.39
Consumer Staples                                5.26
Energy                                          0.92
                                              -------
Total                                         100.00%
                                              =======


-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
RadioShack Corp.                                1.75%
Whirlpool Corp.                                 1.58
Royal Caribbean Cruises Ltd.                    1.46
Carnival Corp.                                  1.44
Hasbro, Inc.                                    1.39
Liberty Media Corp. - Capital, Series A         1.39
Panera Bread Co., Class A                       1.39
Sohu.com, Inc.                                  1.38
Ross Stores, Inc.                               1.37
Activision Blizzard, Inc.                       1.36
                                              -------
Total                                          14.51%
                                              =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXD - First Trust Consumer Discretionary AlphaDEX(R) Fund (Continued)

                     Growth of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

---------------------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(TM)
                Consumer Discretionary   Consumer                Russell 1000(R)     Russell 1000(R) Consumer
                AlphaDEX(R) Fund         Discretionary Index     Index               Discretionary and Services Index
---------------------------------------------------------------------------------------------------------------------
5/8/2007         $10,000                 $10,000                 $10,000             $10,000
7/31/2007        $ 9,415                 $ 9,439                 $ 9,674             $ 9,506
7/31/2008        $ 7,133                 $ 7,193                 $ 8,647             $ 7,898

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2008.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       149                         7                          0                         0


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       146                         3                          2                         0



----------
The StrataQuant(TM) Consumer Discretionary Index is a trademark of the AMEX and has been licensed for use by First Trust Portfolios L.P. The First Trust Consumer Discretionary AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by the AMEX and the AMEX makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(TM) Consumer Discretionary Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXG - First Trust Consumer Staples AlphaDEX(R) Fund

The First Trust Consumer Staples AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(TM) Consumer Staples Index (the "Consumer Staples Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Consumer Staples Index. The shares of the Fund are listed and trade on the AMEX under the ticker symbol "FXG."

The Consumer Staples Index is a modified equal-dollar weighted index designed by the AMEX to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (Russell 1000(R) Consumer Staples Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Average Annual                       Cumulative
                                                                               Total Returns                      Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/08            to 07/31/08             to 07/31/08
 FUND PERFORMANCE
 NAV                                                                    -4.86%              -7.46%                   -9.10%
 Market Price                                                           -4.92%              -7.50%                   -9.15%
 INDEX PERFORMANCE
 StrataQuant(TM) Consumer Staples Index                                 -4.12%              -6.71%                   -8.20%
 Russell 1000(R) Consumer Staples Index                                  3.68%               1.14%                    1.36%
 Russell 1000(R) Index                                                 -10.62%             -11.12%                  -13.53%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund posted an NAV return of -4.86% over the twelve months ended July 31, 2008, trailing the Russell 1000(R) Consumer Staples Index return of 3.68%. The food and beverage: brewers industries were the top contributors to return as investors shifted towards more defensive industries over the period. The Fund was hurt by overweight positions relative to the benchmark in the drug and grocery store chains and beverage: soft drinks. Rising commodity costs and shrinking margins hurt both industries resulting in almost 800 basis points of negative contribution to the Fund's return.

--------------------------------------------------------------------------------
                  Top Three and Bottom Three Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2008)

      TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
        Wm. Wrigley Jr. Co.                       SUPERVALU, Inc.
        PepsiAmericas, Inc.                       Rite Aid Corp.
     Molson Coors Brewing Co.                 Avis Budget Group, Inc.
--------------------------------------------------------------------------------

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Consumer Staples                              100.00%
                                              -------
Total                                         100.00%
                                              =======


-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
PepsiAmericas, Inc.                             6.36%
NBTY, Inc.                                      5.72
Wm. Wrigley Jr. Co.                             5.40
Dr. Pepper Snapple Group, Inc.                  5.24
Kroger (The) Co.                                5.21
SUPERVALU, Inc.                                 4.41
Reynolds American, Inc.                         4.36
Del Monte Foods Co.                             4.36
ConAgra Foods, Inc.                             4.10
Anheuser-Busch Cos., Inc.                       3.98
                                              -------
Total                                          49.14%
                                              =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXG - First Trust Consumer Staples AlphaDEX(R) Fund (Continued)

                     Growth of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(TM)
                Consumer Staples         Consumer                Russell 1000(R)     Russell 1000(R) Consumer
                AlphaDEX(R) Fund         Staples Index           Index               Staples Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                 $10,000             $10,000
7/31/2007       $ 9,555                  $ 9,574                 $ 9,674             $ 9,780
7/31/2008       $ 9,091                  $ 9,180                 $ 8,647             $10,140

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2008.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       169                         8                          1                         1


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       122                         6                          0                         0



----------
The StrataQuant(TM) Consumer Staples Index is a trademark of the AMEX and has been licensed for use by First Trust Portfolios L.P. The First Trust Consumer Staples AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by the AMEX and the AMEX makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(TM) Consumer Staples Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXN - First Trust Energy AlphaDEX(R) Fund

The First Trust Energy AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(TM) Energy Index (the "Energy Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Energy Index. The shares of the Fund are listed and trade on the AMEX under the ticker symbol "FXN."

The Energy Index is a modified equal-dollar weighted index designed by the AMEX to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmarks (Russell 1000(R) Integrated Oils Index and Russell 1000(R) Other Energy Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Average Annual                       Cumulative
                                                                               Total Returns                      Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/08            to 07/31/08             to 07/31/08
 FUND PERFORMANCE
 NAV                                                                    15.62%              15.90%                   19.90%
 Market Price                                                           15.51%              15.86%                   19.85%
 INDEX PERFORMANCE
 StrataQuant(TM) Energy Index                                           16.30%              16.56%                   20.80%
 Russell 1000(R) Integrated Oils Index                                   2.31%               7.87%                    9.88%
 Russell 1000(R) Other Energy Index                                     14.39%              15.13%                   19.02%
 Russell 1000(R) Index                                                 -10.62%             -11.12%                  -13.53%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund posted an NAV return of 15.62% over the twelve months ended July 31, 2008 versus returns of 2.31% for the Russell 1000(R) Integrated Oils Index and 14.39% for the Russell 1000(R) Other Energy Index. The portfolio's holdings in the other energy sector accounted for approximately 88% of the Fund's holdings and outperformed the Russell 1000(R) Other Energy Index by approximately 100 basis points. The portfolio's holdings in the integrated oils sector also outperformed its benchmark, returning approximately 500basis points more than the Russell 1000(R) Integrated Oils Index over the period. Crude producers and oil well equipment and services were the top two industries by contribution to return. The miscellaneous energy industry had the most negative contribution to the Fund's return.

--------------------------------------------------------------------------------
                  Top Three and Bottom Three Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2008)

      TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
         Massey Energy Co.                      Western Refining, Inc.
      Helmerich & Payne, Inc.                     Valero Energy Corp.
        W&T Offshore, Inc.                           Tesoro Corp.
--------------------------------------------------------------------------------

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Energy                                         99.52%
Utilities                                       0.48
                                              -------
Total                                         100.00%
                                              =======


-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
Marathon Oil Corp.                              3.27%
SEACOR Holdings, Inc.                           3.20
Oil States International, Inc.                  2.96
Superior Energy Services, Inc.                  2.95
Encore Acquisition Co.                          2.82
Murphy Oil Corp.                                2.79
Valero Energy Corp.                             2.78
Hess Corp.                                      2.75
FMC Technologies, Inc.                          2.75
Tesoro Corp.                                    2.68
                                              -------
Total                                          28.95%
                                              =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXN - First Trust Energy AlphaDEX(R) Fund (Continued)

                     Growth of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

---------------------------------------------------------------------------------------------------------------
                First Trust          StrataQuant(TM)                      Russell 1000(R)       Russell 1000(R)
                Energy               Energy            Russell 1000(R)    Integrated Oils       Other Energy
                AlphaDEX(R) Fund     Index             Index              Index                 Index
---------------------------------------------------------------------------------------------------------------
5/8/2007         $10,000             $10,000           $10,000            $10,000               $10,000
7/31/2007        $10,370             $10,387           $ 9,674            $10,737               $10,400
7/31/2008        $11,990             $12,080           $ 8,647            $10,985               $11,897

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2008.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       138                         5                          4                         0


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       153                         7                          0                         0



----------
The StrataQuant(TM) Energy Index is a trademark of the AMEX and has been licensed for use by First Trust Portfolios L.P. The First Trust Energy AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by the AMEX and the AMEX makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(TM) Energy Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXO - First Trust Financials AlphaDEX(R) Fund

The First Trust Financials AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(TM) Financials Index (the "Financials Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Financials Index. The shares of the Fund are listed and trade on the AMEX under the ticker symbol "FXO."

The Financials Index is a modified equal-dollar weighted index designed by the AMEX to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (Russell 1000(R) Financial Services Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Average Annual                       Cumulative
                                                                               Total Returns                      Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/08            to 07/31/08             to 07/31/08
 FUND PERFORMANCE
 NAV                                                                   -28.95%             -30.76%                  -36.38%
 Market Price                                                          -29.09%             -30.81%                  -36.43%
 INDEX PERFORMANCE
 StrataQuant(TM) Financials Index                                      -28.22%             -29.93%                  -35.50%
 Russell 1000(R) Financial Services Index                              -29.84%             -31.63%                  -37.47%
 Russell 1000(R) Index                                                 -10.62%             -11.12%                  -13.53%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund posted an NAV return of -28.95% over the twelve months ended July 31, 2008, slightly outperforming the Russell 1000(R) Financial Services Index return of -29.84%. All sixteen industries represented in the Fund's portfolio posted negative returns over the period as the U.S. credit crisis led to unprecedented write-downs throughout the sector. Financial data processing services was the best performing industry in the portfolio, although it still had a negative 12 basis points of contribution to return. Two industries, the securities brokerage & services and banks outside of New York City, had the most negative impact on the Fund's performance, with negative 438 and negative 405 basis points of contribution to return, respectively.

--------------------------------------------------------------------------------
                  Top Three and Bottom Three Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2008)

      TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
Philadelphia Consolidated Holding Co.               PMI Group, Inc.
          MasterCard, Inc.                       IndyMac Bancorp, Inc.
            SAFECO Corp.                            CIT Group, Inc.
--------------------------------------------------------------------------------

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Financials                                     87.81%
Information Technology                          6.57
Industrials                                     3.65
Consumer Discretionary                          1.56
Health Care                                     0.41
                                              -------
Total                                         100.00%
                                              =======


-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
Philadelphia Consolidated Holding Co.           1.72%
Fifth Third Bancorp                             1.37
CIT Group, Inc.                                 1.25
RenaissanceRe Holdings Ltd.                     1.14
Comerica, Inc.                                  1.12
Wachovia Corp.                                  1.11
Capital One Financial Corp.                     1.10
DST Systems, Inc.                               1.10
Cincinnati Financial Corp.                      1.10
HCC Insurance Holdings, Inc.                    1.07
                                              -------
Total                                          12.08%
                                              =======

                     Growth of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(TM)
                Financials               Financials              Russell 1000(R)     Russell 1000(R)
                AlphaDEX(R) Fund         Index                   Index               Financial Services Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                 $10,000                  $10,000             $10,000
7/31/2007       $ 8,955                 $ 8,986                  $ 9,674             $ 8,918
7/31/2008       $ 6,363                 $ 6,450                  $ 8,647             $ 6,257

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2008.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       136                         4                          4                         1


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       150                        10                          2                         0



----------
The StrataQuant(TM) Financials Index is a trademark of the AMEX and has been licensed for use by First Trust Portfolios L.P. The First Trust Financials AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by the AMEX and the AMEX makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(TM) Financials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXH - First Trust Health Care AlphaDEX(R) Fund

The First Trust Health Care AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(TM) Health Care Index (the "Health Care Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Health Care Index. The shares of the Fund are listed and trade on the AMEX under the ticker symbol "FXH."

The Health Care Index is a modified equal-dollar weighted index designed by AMEX to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (Russell 1000(R) Health Care Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Average Annual                       Cumulative
                                                                               Total Returns                      Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/08            to 07/31/08             to 07/31/08
 FUND PERFORMANCE
 NAV                                                                    -2.82%              -4.37%                   -5.35%
 Market Price                                                           -2.97%              -4.41%                   -5.40%
 INDEX PERFORMANCE
 StrataQuant(TM) Health Care Index                                      -1.96%              -3.48%                   -4.27%
 Russell 1000(R) Health Care Index                                      -1.95%              -7.28%                   -8.90%
 Russell 1000(R) Index                                                 -10.62%             -11.12%                  -13.53%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund posted an NAV return of -2.82% over the twelve months ended July 31, 2008, underperforming the Russell 1000(R) Health Care Index return of -1.95%. The biotechnology research & production and electronics: medical systems industries were the top two contributors to the Fund's return. Electronics: medical systems was underweight in the portfolio relative to the benchmark; however, its contribution to return was double that of the benchmark. The health care management services industry and the drugs and pharmaceuticals industry had the most negative contribution to the Fund's return. Combined, the two industries accounted for roughly 540 basis points of negative contribution to the Fund's return over the period.

--------------------------------------------------------------------------------
                  Top Three and Bottom Three Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2008)

      TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
   Millennium Pharmaceuticals                Wellcare Health Plans, Inc.
      Express Scripts, Inc.                        WellPoint, Inc.
    Intuitive Surgical, Inc.                 Coventry Health Care, Inc.
--------------------------------------------------------------------------------

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Health Care                                    96.89%
Consumer Staples                                2.07
Industrials                                     1.04
                                              -------
Total                                         100.00%
                                              =======


-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
Coventry Health Care, Inc.                      2.62%
Lincare Holdings, Inc.                          2.55
Humana, Inc.                                    2.48
WellPoint, Inc.                                 2.48
King Pharmaceuticals, Inc.                      2.47
Illumina, Inc.                                  2.41
UnitedHealth Group, Inc.                        2.41
Medco Health Solutions, Inc.                    2.36
Hill-Rom Holdings, Inc.                         2.34
LifePoint Hospitals, Inc.                       2.28
                                              -------
Total                                          24.40%
                                              =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXH - First Trust Health Care AlphaDEX(R) Fund (Continued)

                     Growth of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(TM)
                Health Care              Health Care             Russell 1000(R)     Russell 1000(R)
                AlphaDEX(R) Fund         Index                   Index               Health Care Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                 $10,000             $10,000
7/31/2007       $ 9,740                  $ 9,764                 $ 9,674             $ 9,291
7/31/2008       $ 9,465                  $ 9,573                 $ 8,647             $ 9,110

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2008.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       160                         7                          2                         0


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       123                        15                          0                         0



----------
The StrataQuant(TM) Health Care Index is a trademark of the AMEX and has been licensed for use by First Trust Portfolios L.P. The First Trust Health Care AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by the AMEX and the AMEX makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(TM) Health Care Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXR - First Trust Industrials/Producer Durables AlphaDEX(R) Fund

The First Trust Industrials/Producer Durables AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(TM) Industrials Index (the "Industrials Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Industrials Index. The shares of the Fund are listed and trade on the AMEX under the ticker symbol "FXR."

The Industrials Index is a modified equal-dollar weighted index designed by the AMEX to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (Russell 1000(R) Producer Durables Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Average Annual                       Cumulative
                                                                               Total Returns                      Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/08            to 07/31/08             to 07/31/08
 FUND PERFORMANCE
 NAV                                                                    -6.82%              -9.94%                  -12.08%
 Market Price                                                           -7.22%             -10.03%                  -12.23%
 INDEX PERFORMANCE
 StrataQuant(TM) Industrials Index                                      -6.17%              -9.24%                  -11.26%
 Russell 1000(R) Producer Durables Index                               -11.04%              -6.91%                   -8.44%
 Russell 1000(R) Index                                                 -10.62%             -11.12%                  -13.53%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund posted an NAV return of -6.82% over the twelve months ended July 31, 2008, outperforming the Russell 1000(R) Producer Durables Index return of -11.04%. The agricultural machinery industry was the best performing industry with 141 basis points contribution to return. The identification control and industrial/specialty machinery industries also contributed positively to results. The production technology equipment industry had the most negative contribution to return, followed by the construction and handling machinery industry. The two industries combined for approximately 470 basis points of negative contribution to the Fund's return.

--------------------------------------------------------------------------------
                  Top Three and Bottom Three Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2008)

      TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
         Flowserve Corp.                         Ryland Group, Inc.
           AGCO Corp.                                Terex Corp.
      Gardner Denver, Inc.                       General Cable Corp.
--------------------------------------------------------------------------------

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Industrials                                    69.50%
Information Technology                         20.11
Telecommunication Services                      4.15
Health Care                                     3.51
Consumer Discretionary                          2.73
                                              -------
Total                                         100.00%
                                              =======


-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
Spirit AeroSystems Holdings, Inc., Class A      3.78%
Lexmark International, Inc., Class A            3.51
Cummins, Inc.                                   3.38
Steelcase, Inc., Class A                        3.32
Flowserve Corp.                                 3.26
Bucyrus International, Inc.                     3.20
Itron, Inc.                                     3.14
Terex Corp.                                     3.08
Lam Research Corp.                              3.04
NVR, Inc.                                       2.96
                                              -------
Total                                          32.67%
                                              =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXR - First Trust Industrials/Producer Durables AlphaDEX(R) Fund (Continued)

                     Growth of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------------------------------
                First Trust
                Industrials/Producer     StrataQuant(TM)
                Durables                 Industrials             Russell 1000(R)     Russell 1000(R)
                AlphaDEX(R) Fund         Index                   Index               Producer Durables Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                 $10,000             $10,000
7/31/2007       $ 9,435                  $ 9,457                 $ 9,674             $10,291
7/31/2008       $ 8,792                  $ 8,874                 $ 8,647             $ 9,155

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2008.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       161                         5                          3                         0


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       131                         6                          1                         0



----------
The StrataQuant(TM) Industrials Index is a trademark of the AMEX and has been licensed for use by First Trust Portfolios L.P. The First Trust Industrials/Producer Durables AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by the AMEX and the AMEX makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(TM) Industrials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXZ - First Trust Materials AlphaDEX(R) Fund

The First Trust Materials AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(TM) Materials Index (the "Materials Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Materials Index. The shares of the Fund are listed and trade on the AMEX under the ticker symbol "FXZ."

The Materials Index is a modified equal-dollar weighted index designed by the AMEX to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (Russell 1000(R) Materials and Processing Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Average Annual                       Cumulative
                                                                               Total Returns                      Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/08            to 07/31/08             to 07/31/08
 FUND PERFORMANCE
 NAV                                                                     9.44%               8.35%                   10.37%
 Market Price                                                           10.49%               9.19%                   11.43%
 INDEX PERFORMANCE
 StrataQuant(TM) Materials Index                                        10.13%               9.04%                   11.28%
 Russell 1000(R) Materials and Processing Index                          2.35%               2.90%                    3.47%
 Russell 1000(R) Index                                                 -10.62%             -11.12%                  -13.53%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund posted an NAV return of 9.44% over the twelve months ended July 31, 2008, outperforming the 2.35% return of the Russell 1000(R) Materials and Processing Index. Fertilizers, metals and minerals, and steel were the top performing industries and collectively contributed 844 basis points of the Fund's return over the period. Twelve of the 22 industries represented in the Fund posted positive returns over the period. The chemicals and building materials industries had the largest negative contributions to the Fund's return (-270 basis points).

--------------------------------------------------------------------------------
                  Top Three and Bottom Three Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2008)

      TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
     Cleveland-Cliffs, Inc.                    Westlake Chemical Corp.
           Mosaic Co.                            Owens Corning, Inc.
     AK Steel Holding Corp.                  Carpenter Technology Corp.
--------------------------------------------------------------------------------

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Materials                                      75.56%
Industrials                                    21.77
Consumer Staples                                2.67
                                              -------
Total                                         100.00%
                                              =======


-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
Temple-Inland, Inc.                             3.76%
Terra Industries, Inc.                          2.86
CF Industries Holdings, Inc.                    2.79
Bemis Co., Inc.                                 2.62
Airgas, Inc.                                    2.56
International Paper Co.                         2.48
Shaw Group (The), Inc.                          2.44
Quanta Services, Inc.                           2.42
Armstrong World Industries, Inc.                2.41
AK Steel Holding Corp.                          2.40
                                              -------
Total                                          26.74%
                                              =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXZ - First Trust Materials AlphaDEX(R) Fund (Continued)

                     Growth of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(TM)
                Materials                Materials               Russell 1000(R)     Russell 1000(R) Materials
                AlphaDEX(R) Fund         Index                   Index               and Processing Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                 $10,000             $10,000
7/31/2007       $10,085                  $10,104                 $ 9,674             $10,121
7/31/2008       $11,037                  $11,128                 $ 8,647             $10,348

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2008.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       159                         4                          5                         0


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       127                        10                          2                         0



----------
The StrataQuant(TM) Materials Index is a trademark of the AMEX and has been licensed for use by First Trust Portfolios L.P. The First Trust Materials AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by the AMEX and the AMEX makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(TM) Materials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXL - First Trust Technology AlphaDEX(R) Fund

The First Trust Technology AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(TM) Technology Index (the "Technology Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Technology Index. The shares of the Fund are listed and trade on the AMEX under the ticker symbol "FXL."

The Technology Index is a modified equal-dollar weighted index designed by the AMEX to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (Russell 1000(R) Technology Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Average Annual                       Cumulative
                                                                               Total Returns                      Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/08            to 07/31/08             to 07/31/08
 FUND PERFORMANCE
 NAV                                                                   -13.87%              -9.75%                  -11.85%
 Market Price                                                          -13.89%              -9.83%                  -11.95%
 INDEX PERFORMANCE
 StrataQuant(TM) Technology Index                                      -13.24%              -9.06%                  -11.04%
 Russell 1000(R) Technology Index                                       -7.46%              -4.38%                   -5.36%
 Russell 1000(R) Index                                                 -10.62%             -11.12%                  -13.53%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund posted an NAV return of -13.87% over the twelve months ended July 31, 2008, trailing the Russell 1000(R) Technology Index return of -7.46%. Three of the eight industries (electronics: technology, scientific equipment & supplies and electrical & electronics) represented in the Fund over the period posted positive returns. The semi-conductors/components and computer technology industries were the biggest drags on performance with approximately negative 660 basis points of contribution to the Fund's return.

--------------------------------------------------------------------------------
                  Top Three and Bottom Three Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2008)

      TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
      DRS Technologies, Inc.                Cadence Design Systems, Inc.
       Salesforce.com, Inc.                         SanDisk Corp.
            BEA Systems                        VeriFone Holdings, Inc.
--------------------------------------------------------------------------------

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Information Technology                         93.49%
Industrials                                     3.72
Health Care                                     2.79
                                              -------
Total                                         100.00%
                                              =======


-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
LSI Corp.                                       2.63%
Computer Science Corp.                          2.36
Vishay Intertechnology, Inc.                    2.36
FLIR Systems, Inc.                              2.34
Avnet, Inc.                                     2.33
ANSYS, Inc.                                     2.27
Trimble Navigation Ltd.                         2.17
SAIC, Inc.                                      2.12
AVX Corp.                                       2.07
International Rectifier Corp.                   2.05
                                              -------
Total                                          22.70%
                                              =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXL - First Trust Technology AlphaDEX(R) Fund (Continued)

                     Growth of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(TM)
                Technology               Technology              Russell 1000(R)     Russell 1000(R)
                AlphaDEX(R) Fund         Index                   Index               Technology Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                 $10,000             $10,000
7/31/2007       $10,235                  $10,252                 $ 9,674             $10,226
7/31/2008       $ 8,815                  $ 8,895                 $ 8,647             $ 9,463

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2008.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       153                         5                          4                         0


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       140                         4                          1                         0



----------
The StrataQuant(TM) Technology Index is a trademark of the AMEX and has been licensed for use by First Trust Portfolios L.P. The First Trust Technology AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by the AMEX and the AMEX makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(TM) Technology Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXU - First Trust Utilities AlphaDEX(R) Fund

The First Trust Utilities AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(TM) Utilities Index (the "Utilities Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Utilities Index. The shares of the Fund are listed and trade on the AMEX under the ticker symbol "FXU."

The Utilities Index is a modified equal-dollar weighted index designed by the AMEX to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (Russell 1000(R) Utilities Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Average Annual                       Cumulative
                                                                               Total Returns                      Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/08            to 07/31/08             to 07/31/08
 FUND PERFORMANCE
 NAV                                                                    -7.39%             -12.32%                  -14.94%
 Market Price                                                           -7.57%             -12.46%                  -15.10%
 INDEX PERFORMANCE
 StrataQuant(TM) Utilities Index                                        -6.56%             -11.50%                  -13.99%
 Russell 1000(R) Utilities Index                                       -11.40%             -12.47%                  -15.18%
 Russell 1000(R) Index                                                 -10.62%             -11.12%                  -13.53%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund posted an NAV return of -7.39% over the twelve months ended July 31, 2008, outperforming the Russell 1000(R) Utilities Index return of -11.40%. The miscellaneous utilities industry posted 108 basis points of contribution to the Fund's return. The industry was the only industry with positive contribution during the period. The telecommunications industry was the worst performing industry and accounted for approximately negative 617 basis points of contribution to the Fund's return.

--------------------------------------------------------------------------------
                  Top Three and Bottom Three Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2008)

      TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
         TECO Energy, Inc.                        Sprint Nextel Corp.
        Puget Energy, Inc.                         US Cellular Corp.
     MDU Resources Group, Inc.             Leap Wireless International Corp.
--------------------------------------------------------------------------------

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Utilities                                      78.34%
Telecommunication Services                     20.31
Consumer Discretionary                          1.35
                                              -------
Total                                         100.00%
                                              =======


-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
Pinnacle West Capital Corp.                     3.73%
CenturyTel, Inc.                                3.64
United States Cellular Corp.                    3.61
Consolidated Edison, Inc.                       3.47
Duke Energy Corp.                               3.46
Great Plains Energy, Inc.                       3.42
DTE Energy Co.                                  3.30
NiSource, Inc.                                  3.26
Alliant Energy Corp.                            3.22
AES (The) Corp.                                 2.87
                                              -------
Total                                          33.98%
                                              =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXU - First Trust Utilities AlphaDEX(R) Fund (Continued)

                     Growth of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(TM)
                Utilities                Utilities                Russell 1000(R)     Russell 1000(R)
                AlphaDEX(R) Fund         Index                    Index               Utilities Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                  $10,000             $10,000
7/31/2007       $ 9,185                  $ 9,205                  $ 9,674             $ 9,578
7/31/2008       $ 8,506                  $ 8,601                  $ 8,647             $ 8,486

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2008.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       167                         6                          1                         1


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       125                         5                          2                         0



----------
The StrataQuant(TM) Utilities Index is a trademark of the AMEX and has been licensed for use by First Trust Portfolios L.P. The First Trust Utilities AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by the AMEX and the AMEX makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(TM) Utilities Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FEX - First Trust Large Cap Core AlphaDEX(R) Fund

The First Trust Large Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Core Index (the "Large Cap Core Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Large Cap Core Index. The shares of the Fund are listed and trade on the AMEX under the ticker symbol "FEX."

The Large Cap Core Index is a modified equal-dollar weighted index designed by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P" or "Standard & Poor's"), to objectively identify and select stocks from the S&P 500 Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (S&P 500 Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Average Annual                       Cumulative
                                                                               Total Returns                      Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/08            to 07/31/08             to 07/31/08
 FUND PERFORMANCE
 NAV                                                                   -13.14%             -14.02%                  -16.96%
 Market Price                                                          -13.14%             -14.05%                  -16.99%
 INDEX PERFORMANCE
 Defined Large Cap Core Index                                          -12.49%             -13.34%                  -16.18%
 S&P 500 Index                                                         -11.09%             -11.39%                  -13.85%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund posted an NAV return of -13.14% over the twelve months ended July 31, 2008 versus -11.09% for the S&P 500 Index. Utilities and energy were the only sectors that produced a positive contribution to return over the period. The information technology, consumer discretionary and financial sectors had the largest negative impact on the Fund's performance on an absolute basis.

--------------------------------------------------------------------------------
                  Top Three and Bottom Three Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2008)

      TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
          Big Lots, Inc.                       Bear Stearns Companies
           Monsanto Co.                          Office Depot, Inc.
            Hess Corp.                             CIT Group, Inc.
--------------------------------------------------------------------------------

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Consumer Discretionary                         16.72%
Financials                                     13.72
Industrials                                    11.74
Energy                                         11.46
Information Technology                         10.57
Health Care                                     9.80
Materials                                       8.78
Consumer Staples                                8.62
Utilities                                       6.55
Telecommunication Services                      2.04
                                              -------
Total                                         100.00%
                                              =======


-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
RadioShack Corp.                                0.62%
Bemis Co., Inc.                                 0.57
Whirlpool Corp.                                 0.56
International Paper Co.                         0.54
Carnival Corp.                                  0.51
Humana, Inc.                                    0.50
WellPoint, Inc.                                 0.50
King Pharmaceuticals, Inc.                      0.50
Fifth Third Bancorp                             0.50
Cincinnati Financial Corp.                      0.50
                                              -------
Total                                           5.30%
                                              =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FEX - First Trust Large Cap Core AlphaDEX(R) Fund (Continued)

                     Growth of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------
                First Trust
                Large Cap Core           Defined Large           S&P 500
                AlphaDEX(R) Fund         Cap Core Index          Index
-------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                 $10,000
7/31/2007       $ 9,560                  $ 9,579                 $ 9,690
7/31/2008       $ 8,304                  $ 8,383                 $ 8,615

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2008.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       144                         3                          7                         0


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       147                         5                          1                         0



----------
The Defined Large Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Core Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FNX - First Trust Mid Cap Core AlphaDEX(R) Fund

The First Trust Mid Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mid Cap Core Index (the "Mid Cap Core Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Mid Cap Core Index. The shares of the Fund are listed and trade on the AMEX under the ticker symbol "FNX."

The Mid Cap Core Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P MidCap 400 Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (S&P MidCap 400 Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Average Annual                       Cumulative
                                                                               Total Returns                      Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/08            to 07/31/08             to 07/31/08
 FUND PERFORMANCE
 NAV                                                                    -7.51%              -9.78%                  -11.89%
 Market Price                                                           -7.62%              -9.89%                  -12.03%
 Index Performance
 Defined Mid Cap Core Index                                             -6.82%              -9.11%                  -11.11%
 S&P MidCap 400 Index                                                   -4.96%              -7.05%                   -8.62%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund posted an NAV return of -7.51% over the twelve months ended July 31, 2008 versus -4.96% for the S&P MidCap 400 Index. The materials and energy sectors posted the most positive contributions to return over the period. The consumer discretionary, financials and information technology sectors had the largest negative impact on Fund performance on an absolute basis. Industrial stocks also weighed on performance.

--------------------------------------------------------------------------------
                  Top Three and Bottom Three Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2008)

      TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
      Cleveland-Cliffs, Inc.                       PMI Group, Inc.
      Encore Acquisition Co.                    Lee Enterprises, Inc.
           Netflix, Inc.                         Radian Group, Inc.
--------------------------------------------------------------------------------

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Industrials                                    22.96%
Consumer Discretionary                         18.77
Information Technology                         14.14
Materials                                       9.80
Financials                                      9.66
Health Care                                     7.12
Energy                                          6.60
Utilities                                       6.49
Consumer Staples                                4.16
Telecommunication Services                      0.30
                                              -------
Total                                         100.00%
                                              =======


-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
Cathay General Bancorp                          0.82%
Temple-Inland, Inc.                             0.80
AirTran Holdings, Inc.                          0.80
HNI Corp.                                       0.68
Colonial BancGroup (The), Inc.                  0.67
American Greetings Corp., Class A               0.67
Alaska Air Group, Inc.                          0.65
Wabtec Corp.                                    0.64
Terra Industries, Inc.                          0.61
Trinity Industries, Inc.                        0.61
                                              -------
Total                                           6.95%
                                              =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FNX - First Trust Mid Cap Core  AlphaDEX(R) Fund (Continued)

                     Growth of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------
                First Trust                   Defined
                Mid Cap Core                  Mid Cap Core       S&P Mid Cap
                AlphaDEX(R) Fund              Index              400 Index
-------------------------------------------------------------------------------
5/8/2007        $10,000                       $10,000            $10,000
7/31/2007       $ 9,527                       $ 9,540            $ 9,615
7/31/2008       $ 8,812                       $ 8,889            $ 9,138

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2008.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       146                        15                          4                         0


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       136                         4                          2                         0



----------
The Defined Mid Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Mid Cap Core Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Mid Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FYX - First Trust Small Cap Core AlphaDEX(R) Fund

The First Trust Small Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Small Cap Core Index (the "Small Cap Core Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Small Cap Core Index. The shares of the Fund are listed and trade on the AMEX under the ticker symbol "FYX."

The Small Cap Core Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P SmallCap 600 Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (S&P SmallCap 600 Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Average Annual                       Cumulative
                                                                               Total Returns                      Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/08            to 07/31/08             to 07/31/08
 FUND PERFORMANCE
 NAV                                                                   -12.14%             -14.16%                  -17.12%
 Market Price                                                          -12.33%             -14.38%                  -17.39%
 INDEX PERFORMANCE
 Defined Small Cap Core Index                                          -11.34%             -13.34%                  -16.18%
 S&P SmallCap 600 Index                                                 -8.28%             -10.30%                  -12.55%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund posted an NAV return of -12.14% over the twelve months ended July 31, 2008 versus -8.28% for the S&P SmallCap 600 Index. The energy, health care and utilities sectors all provided positive contributions to the Fund's return. The information technology, financials and consumer discretionary sectors had the most negative impact on Fund performance over the period on an absolute basis.

--------------------------------------------------------------------------------
                  Top Three and Bottom Three Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2008)

      TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
        Finish Line, Inc.                 Building Materials Holding Corp.
          Lindsay Corp.                             Tronox, Inc.
            EDO Corp.                        BankUnited Financial Corp.
--------------------------------------------------------------------------------

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Consumer Discretionary                         20.71%
Industrials                                    18.58
Information Technology                         16.04
Financials                                     12.46
Health Care                                    12.45
Energy                                          7.15
Materials                                       5.09
Consumer Staples                                4.33
Utilities                                       2.64
Telecommunication Services                      0.55
                                              -------
Total                                         100.00%
                                              =======


-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
Sterling Financial Corp.                        0.64%
East West Bancorp, Inc.                         0.60
Myers Industries, Inc.                          0.49
Digi International, Inc.                        0.46
CTS Corp.                                       0.46
Ruby Tuesday, Inc.                              0.45
Amedisys, Inc.                                  0.45
Woodward Governor Co.                           0.45
Winnebago Industries, Inc.                      0.45
Aaron Rents, Inc.                               0.44
                                              -------
Total                                           4.89%
                                              =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FYX - First Trust Small Cap Core AlphaDEX(R) Fund (Continued)

                     Growth of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

--------------------------------------------------------------------------------
                First Trust Small        Defined Small            S&P SmallCap
                Cap Core                 Cap Core                 600
                AlphaDEX(R) Fund         Index                    Index
--------------------------------------------------------------------------------
5/8/2007          $10,000                $10,000                  $10,000
7/31/2007         $ 9,433                $ 9,454                  $ 9,535
7/31/2008         $ 8,288                $ 8,382                  $ 8,746

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2008.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       140                         5                          6                         0


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       148                         5                          3                         0



----------
The Defined Small Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Small Cap Core Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Small Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FTA - First Trust Large Cap Value Opportunities AlphaDEX(R) Fund

The First Trust Large Cap Value Opportunities AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Value Opportunities Index (the "Large Cap Value Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Large Cap Value Index. The shares of the Fund are listed and trade on the AMEX under the ticker symbol "FTA."

The Large Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500/Citigroup Value Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (S&P 500/Citigroup Value Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Average Annual                       Cumulative
                                                                               Total Returns                      Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/08            to 07/31/08             to 07/31/08
 FUND PERFORMANCE
 NAV                                                                   -16.85%             -17.79%                  -21.42%
 Market Price                                                          -17.10%             -17.85%                  -21.49%
 INDEX PERFORMANCE
 Defined Large Cap Value Opportunities Index                           -16.16%             -17.13%                  -20.68%
 S&P 500/Citigroup Value Index                                         -15.86%             -16.00%                  -19.33%
 S&P 500 Index                                                         -11.09%             -11.39%                  -13.85%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund posted an NAV return of -16.85% over the twelve months ended July 31, 2008 versus -15.86% for the S&P 500/Citigroup Value Index. The utilities and energy sectors contributed the most positive impact to the Fund's performance. The financials and consumer discretionary sectors had the most negative impact on Fund performance on an absolute basis. Information technology, telecommunication services and materials stocks also hurt overall performance.

--------------------------------------------------------------------------------
                  Top Three and Bottom Three Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2008)

      TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
          Big Lots, Inc.                       Bear Stearns Companies
      Nabors Industries Ltd.                     Office Depot, Inc.
            Hess Corp.                             CIT Group, Inc.
--------------------------------------------------------------------------------

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Consumer Discretionary                         23.99%
Financials                                     18.74
Utilities                                      10.89
Industrials                                    10.49
Materials                                       8.49
Consumer Staples                                7.91
Information Technology                          7.68
Health Care                                     5.32
Telecommunication Services                      3.41
Energy                                          3.08
                                              -------
Total                                         100.00%
                                              =======


-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
RadioShack Corp.                                1.13%
Bemis Co., Inc.                                 1.04
Whirlpool Corp.                                 1.02
International Paper Co.                         0.99
Sealed Air Corp.                                0.95
Carnival Corp.                                  0.93
Humana, Inc.                                    0.92
WellPoint, Inc.                                 0.91
King Pharmaceuticals, Inc.                      0.91
Fifth Third Bancorp                             0.91
                                              -------
Total                                           9.71%
                                              =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FTA - First Trust Large Cap Value Opportunities AlphaDEX(R) Fund (Continued)

                     Growth of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------------------------------
                First Trust Large Cap       Defined Large Cap
                Value Opportunities         Value Opportunities    S&P 500            S&P 500/Citigroup
                AlphaDEX(R) Fund            Index                  Index              Value Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                     $10,000                $10,000            $10,000
7/31/2007       $ 9,450                     $ 9,462                $ 9,690            $ 9,586
7/31/2008       $ 7,858                     $ 7,933                $ 8,615            $ 8,066

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2008.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       167                         3                          5                         0


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       126                         5                          1                         0



----------
The Defined Large Cap Value Opportunities Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Value Opportunities Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Value Opportunities AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard
& Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FTC - First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund

The First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Growth Opportunities Index (the "Large Cap Growth Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Large Cap Growth Index. The shares of the Fund are listed and trade on the AMEX under the ticker symbol "FTC."

The Large Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500/Citigroup Growth Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (S&P 500/Citigroup Growth Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Average Annual                       Cumulative
                                                                               Total Returns                      Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/08            to 07/31/08             to 07/31/08
 FUND PERFORMANCE
 NAV                                                                    -8.62%              -9.03%                  -10.99%
 Market Price                                                           -8.81%              -9.06%                  -11.03%
 INDEX PERFORMANCE
 Defined Large Cap Growth Opportunities Index                           -7.94%              -8.34%                  -10.18%
 S&P 500/Citigroup Growth Index                                         -6.29%              -6.66%                   -8.15%
 S&P 500 Index                                                         -11.09%             -11.39%                  -13.85%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund posted an NAV return of -8.62% over the twelve months ended July 31, 2008 versus -6.29% for the S&P 500/Citigroup Growth Index. Energy had the largest contribution to the Fund's return on an absolute basis. Materials stocks also contributed positively to Fund performance. The information technology and consumer discretionary sectors had the most negative impact on performance on an absolute basis. The industrials, health care and financials sectors also weighed on performance.

--------------------------------------------------------------------------------
                  Top Three and Bottom Three Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2008)

      TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
           Monsanto Co.                             WellPoint, Inc.
     United States Steel Corp.                        Terex Corp.
            Fluor Corp.                      CB Richard Ellis Group, Inc.
--------------------------------------------------------------------------------

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Energy                                         21.72%
Health Care                                    15.21
Information Technology                         13.63
Industrials                                    13.25
Materials                                       9.35
Consumer Staples                                9.08
Consumer Discretionary                          8.35
Financials                                      7.69
Utilities                                       1.32
Telecommunication Services                      0.40
                                              -------
Total                                         100.00%
                                              =======


-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
ITT Corp.                                       1.06%
PerkinElmer, Inc.                               1.04
Wal-Mart Stores, Inc.                           1.04
DIRECTV Group (The), Inc.                       1.04
Wm. Wrigley Jr. Co.                             1.02
Cummins, Inc.                                   1.01
QUALCOMM, Inc.                                  1.00
SAFECO Corp.                                    0.99
Celgene Corp.                                   0.95
Schlumberger Ltd.                               0.95
                                              -------
Total                                          10.10%
                                              =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FTC - First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund (Continued)

                     Growth of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------------------------------
                First Trust Large Cap       Defined Large Cap
                Growth Opportunities        Growth Opportunities   S&P 500            S&P 500/Citigroup
                AlphaDEX(R) Fund            Index                  Index              Growth Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                     $10,000                $10,000            $10,000
7/31/2007       $ 9,740                     $ 9,757                $ 9,690            $ 9,802
7/31/2008       $ 8,900                     $ 8,982                $ 8,615            $ 9,185

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2008.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       169                         3                          5                         0


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       124                         5                          1                         0



----------
The Defined Large Cap Growth Opportunities Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Growth Opportunities Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FAB - First Trust Multi Cap Value AlphaDEX(R) Fund

The First Trust Multi Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Multi Cap Value Index (the "Multi Cap Value Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Multi Cap Value Index. The shares of the Fund are listed and trade on the AMEX under the ticker symbol "FAB."

The Multi Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P Composite 1500/Citigroup Value Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (S&P Composite 1500/Citigroup Value Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Average Annual                       Cumulative
                                                                               Total Returns                      Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/08            to 07/31/08             to 07/31/08
 FUND PERFORMANCE
 NAV                                                                   -15.53%             -17.70%                  -21.30%
 Market Price                                                          -15.94%             -17.78%                  -21.41%
 INDEX PERFORMANCE
 Defined Multi Cap Value Index                                         -14.85%             -17.00%                  -20.53%
 S&P Composite 1500/Citigroup Value Index                              -15.09%             -15.51%                  -18.77%
 S&P Composite 1500 Index                                              -10.51%             -11.00%                  -13.35%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund posted an NAV return of -15.53% over the twelve months ended July 31, 2008 versus -15.09% for the S&P Composite 1500/Citigroup Value Index. The energy sector was the biggest contributor to the Fund's performance on an absolute basis. Utilities, health care and consumer staples stocks also contributed positively to Fund performance. Poor performance from the financials sector led to the largest negative absolute contribution, although an underweight position relative to the benchmark limited the impact. The information technology and consumer discretionary sectors also negatively impacted Fund performance.

--------------------------------------------------------------------------------
                  Top Three and Bottom Three Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2008)

      TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
          Big Lots, Inc.                           PMI Group, Inc.
         Finish Line, Inc.                     Bear Stearns Companies
      Nabors Industries Ltd.                     Office Depot, Inc.
--------------------------------------------------------------------------------

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Consumer Discretionary                         23.93%
Financials                                     16.90
Industrials                                    15.18
Information Technology                         10.41
Utilities                                       9.74
Materials                                       8.29
Consumer Staples                                6.11
Health Care                                     4.64
Energy                                          2.77
Telecommunication Services                      2.03
                                              -------
Total                                         100.00%
                                              =======


-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
RadioShack Corp.                                0.55%
Bemis Co., Inc.                                 0.51
Whirlpool Corp.                                 0.50
International Paper Co.                         0.48
Sealed Air Corp.                                0.46
Carnival Corp.                                  0.46
Humana, Inc.                                    0.45
WellPoint, Inc.                                 0.45
King Pharmaceuticals, Inc.                      0.45
Fifth Third Bankcorp                            0.45
                                              -------
Total                                           4.76%
                                              =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FAB - First Trust Multi Cap Value AlphaDEX(R) Fund (Continued)

                     Growth of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

------------------------------------------------------------------------------------------------------------
                First Trust              Defined Multi
                Multi Cap Value          Cap Value          S&P Composite       S&P Composite 1500/Citigroup
                AlphaDEX(R) Fund         Index              1500 Index          Value Index
------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000            $10,000             $10,000
7/31/2007       $ 9,317                  $ 9,334            $ 9,678             $ 9,567
7/31/2008       $ 7,870                  $ 7,948            $ 8,661             $ 8,123

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2008.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       167                         6                          2                         0


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       124                         6                          2                         0



----------
The Defined Multi Cap Value Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Multi Cap Value Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Multi Cap Value AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FAD - First Trust Multi Cap Growth AlphaDEX(R) Fund

The First Trust Multi Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Multi Cap Growth Index (the "Multi Cap Growth Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Multi Cap Growth Index. The shares of the Fund are listed and trade on the AMEX under the ticker symbol "FAD."

The Multi Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P Composite 1500/Citigroup Growth Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (S&P Composite 1500/Citigroup Growth Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of July 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Average Annual                       Cumulative
                                                                               Total Returns                      Total Returns
                                                                     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                                       07/31/08            to 07/31/08             to 07/31/08
 FUND PERFORMANCE
 NAV                                                                    -5.85%              -6.34%                   -7.76%
 Market Price                                                           -6.08%              -6.44%                   -7.86%
 INDEX PERFORMANCE
 Defined Multi Cap Growth Index                                         -5.18%              -5.63%                   -6.90%
 S&P Composite 1500/Citigroup Growth Index                              -5.85%              -6.35%                   -7.77%
 S&P Composite 1500 Index                                              -10.51%             -11.00%                  -13.35%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund posted an NAV return of -5.85% over the twelve months ended July 31, 2008 versus -5.85% for the S&P Composite 1500/Citigroup Growth Index. The materials and energy sectors contributed positively to portfolio performance. The information technology and consumer discretionary sectors had the most negative impact on Fund performance over the period on an absolute basis. Financials and health care also weighed on performance.

--------------------------------------------------------------------------------
                  Top Three and Bottom Three Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the twelve months ended July 31, 2008)

      TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
      Cleveland-Cliffs, Inc.                       WellPoint, Inc.
           Monsanto Co.                          Compass Bancshares
     United States Steel Corp.                       Terex Corp.
--------------------------------------------------------------------------------

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Industrials                                    18.33%
Energy                                         17.06
Health Care                                    15.59
Information Technology                         15.46
Consumer Discretionary                         10.84
Materials                                       8.41
Consumer Staples                                6.57
Financials                                      6.54
Utilities                                       1.00
Telecommunication Services                      0.20
                                              -------
Total                                         100.00%
                                              =======


-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2008
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
ITT Corp.                                       0.52%
PerkinElmer, Inc.                               0.52
DIRECTV Group (The), Inc.                       0.51
Wal-Mart Stores, Inc.                           0.51
Wm. Wrigley Jr. Co.                             0.50
Cummins, Inc.                                   0.50
QUALCOMM, Inc.                                  0.49
Safeco Corp.                                    0.49
Schlumberger Ltd.                               0.47
Celgene Corp.                                   0.47
                                              -------
Total                                           4.98%
                                              =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FAD - First Trust Multi Cap Growth AlphaDEX(R) Fund (Continued)

                     Growth of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2008

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------------------------------
                First Trust Multi           Defined Multi Cap      S&P                 S&P Composite
                Cap Growth                  Growth                 Composite           1500/Citigroup
                AlphaDEX(R) Fund            Index                  1500 Index          Growth Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                     $10,000                $10,000             $10,000
7/31/2007       $ 9,797                     $ 9,818                $ 9,678             $ 9,796
7/31/2008       $ 9,224                     $ 9,309                $ 8,661             $ 9,223

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of July 31, 2008

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2008.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       157                         6                          3                         0


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                   0-49 Basis Points         50-99 Basis Points       100-199 Basis Points       >= 200 Basis Points
5/10/07 - 7/31/08                       135                         5                          1                         0



----------
The Defined Multi Cap Growth Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Multi Cap Growth Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Multi Cap Growth AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Notes to Fund Performance Overview
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" respresent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after their inception, for the period May 8, 2007 (inception) to May 10, 2007 (the first day of secondary market trading), the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Understanding Your Fund Expenses
July 31, 2008 (Unaudited)


As a shareholder of First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund, First Trust Utilities AlphaDEX(R) Fund, First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value Opportunities AlphaDEX(R) Fund, First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund, or First Trust Multi Cap Growth AlphaDEX(R) Fund (collectively, the "Funds"), you incur two types of costs: (1)transaction costs; and (2)ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2008.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------------------------------------------------------------
                                                                               Annualized               Expenses Paid
                                                                              Expense Ratio           During the Period
                                             Beginning         Ending          Based on the            February 1, 2008
                                           Account Value    Account Value     Number of Days                  to
                                         February 1, 2008   July 31, 2008    in the Period (a)         July 31, 2008 (b)
------------------------------------------------------------------------------------------------------------------------------------

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND
Actual                                      $1,000.00           $859.80           0.70%                     $3.24
Hypothetical (5% return before expenses)    $1,000.00         $1,021.38           0.70%                     $3.52

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND
Actual                                      $1,000.00         $1,019.40           0.70%                     $3.51
Hypothetical (5% return before expenses)    $1,000.00         $1,021.38           0.70%                     $3.52

FIRST TRUST ENERGY ALPHADEX(R) FUND
Actual                                      $1,000.00         $1,131.80           0.70%                     $3.71
Hypothetical (5% return before expenses)    $1,000.00         $1,021.38           0.70%                     $3.52

FIRST TRUST FINANCIALS ALPHADEX(R) FUND
Actual                                      $1,000.00           $801.50           0.70%                     $3.14
Hypothetical (5% return before expenses)    $1,000.00         $1,021.38           0.70%                     $3.52

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND
Actual                                      $1,000.00           $981.30           0.70%                     $3.45
Hypothetical (5% return before expenses)    $1,000.00         $1,021.38           0.70%                     $3.52


                                                                         Page 37




------------------------------------------------------------------------------------------------------------------------------------
                                                                               Annualized               Expenses Paid
                                                                              Expense Ratio           During the Period
                                             Beginning         Ending          Based on the            February 1, 2008
                                           Account Value    Account Value     Number of Days                  to
                                         February 1, 2008   July 31, 2008    in the Period (a)         July 31, 2008 (b)
------------------------------------------------------------------------------------------------------------------------------------

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND
Actual                                      $1,000.00         $1,002.50           0.70%                     $3.49
Hypothetical (5% return before expenses)    $1,000.00         $1,021.38           0.70%                     $3.52

FIRST TRUST MATERIALS ALPHADEX(R) FUND
Actual                                      $1,000.00         $1,070.50           0.70%                     $3.60
Hypothetical (5% return before expenses)    $1,000.00         $1,021.38           0.70%                     $3.52

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND
Actual                                      $1,000.00           $976.20           0.70%                     $3.44
Hypothetical (5% return before expenses)    $1,000.00         $1,021.38           0.70%                     $3.52

FIRST TRUST UTILITIES ALPHADEX(R) FUND
Actual                                      $1,000.00           $967.80           0.70%                     $3.42
Hypothetical (5% return before expenses)    $1,000.00         $1,021.38           0.70%                     $3.52

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND
Actual                                      $1,000.00           $920.40           0.70%                     $3.34
Hypothetical (5% return before expenses)    $1,000.00         $1,021.38           0.70%                     $3.52

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND
Actual                                      $1,000.00           $993.10           0.70%                     $3.47
Hypothetical (5% return before expenses)    $1,000.00         $1,021.38           0.70%                     $3.52

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND
Actual                                      $1,000.00           $977.80           0.70%                     $3.44
Hypothetical (5% return before expenses)    $1,000.00         $1,021.38           0.70%                     $3.52

FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND
Actual                                      $1,000.00           $890.90           0.70%                     $3.29
Hypothetical (5% return before expenses)    $1,000.00         $1,021.38           0.70%                     $3.52

FIRST TRUST LARGE CAP GROWTH OPPORTUNITIES ALPHADEX(R) FUND
Actual                                      $1,000.00           $952.90           0.70%                     $3.40
Hypothetical (5% return before expenses)    $1,000.00         $1,021.38           0.70%                     $3.52

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND
Actual                                      $1,000.00           $914.80           0.70%                     $3.33
Hypothetical (5% return before expenses)    $1,000.00         $1,021.38           0.70%                     $3.52

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND
Actual                                      $1,000.00         $1,000.80           0.70%                     $3.48
Hypothetical (5% return before expenses)    $1,000.00         $1,021.38           0.70%                     $3.52


(a)  These expense ratios reflect expense caps.

(b) Expenses are equal to the annualized expense ratio of 0.70%, multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS--99.7%
            BEVERAGES--1.3%
      613   Central European Distribution
               Corp. (b)                        $      44,724
                                                -------------
            COMMERCIAL SERVICES &
               SUPPLIES--7.3%
    2,081   Allied Waste Industries, Inc. (b)          25,180
      556   Brink's (The) Co.                          38,342
      181   ChoicePoint, Inc. (b)                       8,661
    1,371   Cintas Corp.                               38,990
      614   Copart, Inc. (b)                           26,930
      319   Corrections Corp. of America (b)            8,942
      531   FTI Consulting, Inc. (b)                   37,786
      330   Iron Mountain, Inc. (b)                     9,570
      625   Manpower, Inc.                             30,000
      295   Republic Services, Inc.                     9,588
      365   Robert Half International, Inc.             9,231
      482   Waste Management, Inc.                     17,130
                                                -------------
                                                      260,350
                                                -------------
            DISTRIBUTORS--0.6%
    1,006   LKQ Corp. (b)                              20,623
                                                -------------
            DIVERSIFIED CONSUMER
               SERVICES--4.2%
    1,798   Career Education Corp. (b)                 32,975
      679   DeVry, Inc.                                38,574
      220   ITT Educational Services, Inc. (b)         19,488
    1,844   Service Corp. International                17,647
      174   Strayer Education, Inc.                    38,750
                                                -------------
                                                      147,434
                                                -------------
            ELECTRONIC EQUIPMENT &
               INSTRUMENTS--1.3%
      451   Dolby Laboratories, Inc., Class A (b)      18,351
      775   Tech Data Corp. (b)                        27,024
                                                -------------
                                                       45,375
                                                -------------
            ENERGY EQUIPMENT &
               SERVICES--0.9%
      523   IHS, Inc., Class A (b)                     32,546
                                                -------------
            FOOD & STAPLES RETAILING--2.2%
      226   BJ's Wholesale Club, Inc. (b)               8,482
      519   Costco Wholesale Corp.                     32,531
      647   Wal-Mart Stores, Inc.                      37,927
                                                -------------
                                                       78,940
                                                -------------
            HOTELS, RESTAURANTS &
               LEISURE--9.9%
    2,895   Boyd Gaming Corp.                          28,892
      464   Brinker International, Inc.                 8,533
      326   Burger King Holdings, Inc.                  8,747
    1,379   Carnival Corp.                             50,940
      822   Darden Restaurants, Inc.                   26,773
      224   International Speedway Corp., Class A       8,241
      156   McDonald's Corp.                            9,327
    1,073   MGM MIRAGE (b)                             31,138
      983   Panera Bread Co., Class A (b)              49,248
    2,023   Royal Caribbean Cruises Ltd.               51,546



   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            HOTELS, RESTAURANTS & LEISURE
               (CONTINUED)
      614   Scientific Games Corp., Class A (b) $      18,629
      668   Wendy's International, Inc.                15,331

    2,030   Wyndham Worldwide Corp.                    36,418
      250   Yum! Brands, Inc.                           8,955
                                                -------------
                                                      352,718
                                                -------------
            HOUSEHOLD DURABLES--7.2%
      632   Black & Decker (The) Corp.                 37,933
      635   Harman International Industries, Inc.      26,143
      480   Jarden Corp. (b)                           11,534
      709   Mohawk Industries, Inc. (b)                41,810
    1,564   Newell Rubbermaid, Inc.                    25,853
      350   Snap-on, Inc.                              19,702
      811   Stanley Works (The)                        36,073
      736   Whirlpool Corp.                            55,715
                                                -------------
                                                      254,763
                                                -------------
            HOUSEHOLD PRODUCTS--0.2%
      146   Kimberly-Clark Corp.                        8,443
                                                -------------
            INTERNET & CATALOG RETAIL--2.3%
      248   Amazon.com, Inc. (b)                       18,932
      989   Expedia, Inc. (b)                          19,355
    1,231   Liberty Media Corp. - Interactive,
               Class A (b)                             17,271
      227   Priceline.com, Inc. (b)                    26,094
                                                -------------
                                                       81,652
                                                -------------
            INTERNET SOFTWARE & SERVICES--1.8%
       35   Google, Inc., Class A (b)                  16,581
      645   Sohu.com, Inc. (b)                         48,685
                                                -------------
                                                       65,266
                                                -------------
            IT SERVICES--2.9%
    1,116   Accenture Ltd., Class A                    46,604
    3,059   Convergys Corp. (b)                        38,849
      474   Hewitt Associates, Inc., Class A (b)       17,467
                                                -------------
                                                      102,920
                                                -------------
            LEISURE EQUIPMENT &
               PRODUCTS--2.3%
    1,273   Hasbro, Inc.                               49,290
    1,534   Mattel, Inc.                               30,757
                                                -------------
                                                       80,047
                                                -------------
            MEDIA--15.5%
    1,866   CBS Corp., Class B                         30,528
       96   Central European Media Enterprises
               Ltd., Class A (b)                        7,992
      491   Clear Channel Outdoor Holdings,
               Inc., Class A (b)                        7,836
    1,404   DIRECTV Group (The), Inc. (b)              37,936
    1,220   DreamWorks Animation SKG, Inc.,
               Class A (b)                             36,234
    2,098   Gannett Co., Inc.                          38,016
      456   Hearst-Argyle Television, Inc.              9,649
    2,114   Interpublic Group of Cos., Inc. (b)        18,582
      808   John Wiley & Sons, Inc., Class A           36,635
      279   Liberty Global, Inc., Class A (b)           8,044


                       See Notes to Financial Statements                 Page 39

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            MEDIA (CONTINUED)
    3,156   Liberty Media Corp. - Capital,
               Series A (b)                     $      49,044
    1,606   Meredith Corp.                             41,049
    3,023   News Corp., Class A                        42,715
      405   Omnicom Group, Inc.                        17,289
      991   Time Warner Cable, Inc., Class A (b)       28,174
    3,071   Time Warner, Inc.                          43,977
      595   Viacom, Inc., Class B (b)                  16,618
    1,930   Virgin Media, Inc.                         21,655
      583   Walt Disney (The) Co.                      17,694
    3,679   Warner Music Group Corp.                   30,683
       15   Washington Post (The) Co., Class B          9,274
                                                -------------
                                                      549,624
                                                -------------
            MULTILINE RETAIL--8.2%
    1,164   Big Lots, Inc. (b)                         35,455
      804   Dollar Tree, Inc. (b)                      30,150
    1,317   Family Dollar Stores, Inc.                 30,686
    1,253   J. C. Penney Co., Inc.                     38,630
      909   Kohl's Corp. (b)                           38,096
    2,341   Macy's, Inc.                               44,035
    1,656   Saks, Inc. (b)                             16,875
      494   Sears Holdings Corp. (b)                   40,014
      391   Target Corp.                               17,685
                                                -------------
                                                      291,626
                                                -------------
            PERSONAL PRODUCTS--1.5%
      692   Alberto-Culver Co.                         18,566
      243   Avon Products, Inc.                        10,303
      565   Estee Lauder (The) Cos., Inc.,
               Class A                                 24,917
                                                -------------
                                                       53,786
                                                -------------
            ROAD & RAIL--1.5%
    3,138   Avis Budget Group, Inc. (b)                19,142
    3,788   Hertz Global Holdings, Inc. (b)            32,311
                                                -------------
                                                       51,453
                                                -------------
            SOFTWARE--1.4%
    1,334   Activision Blizzard, Inc. (b)              47,997
                                                -------------
            SPECIALTY RETAIL--22.5%
      676   Advance Auto Parts, Inc.                   27,777
    3,335   American Eagle Outfitters, Inc.            46,690
    1,518   AnnTaylor Stores Corp. (b)                 34,231
    4,536   AutoNation, Inc. (b)                       46,812
      150   AutoZone, Inc. (b)                         19,544
    1,464   Barnes & Noble, Inc.                       34,638
      935   Bed Bath & Beyond, Inc. (b)                26,021
      221   Best Buy Co., Inc.                          8,778
    1,460   Foot Locker, Inc.                          21,988
      216   GameStop Corp., Class A (b)                 8,750
    1,575   Gap (The), Inc.                            25,389
      234   Guess?, Inc.                                7,411
    1,121   Home Depot (The), Inc.                     26,713
    2,698   Limited Brands, Inc.                       44,490
    1,753   Lowe's Cos., Inc.                          35,621
    4,155   Office Depot, Inc. (b)                     28,254



   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            SPECIALTY RETAIL (CONTINUED)
    3,270   OfficeMax, Inc.                     $      41,725
    1,627   O'Reilly Automotive, Inc. (b)              41,554
    1,781   Penske Automotive Group, Inc.              23,687
      439   PetSmart, Inc.                              9,970
    3,705   RadioShack Corp.                           61,799
    1,280   Ross Stores, Inc.                          48,589
    1,106   Staples, Inc.                              24,885
      215   Tiffany & Co.                               8,125
      835   TJX (The) Cos., Inc.                       28,148
      842   Urban Outfitters, Inc. (b)                 27,794
    2,291   Williams-Sonoma, Inc.                      39,955
                                                -------------
                                                      799,338
                                                -------------
            TEXTILES, APPAREL & LUXURY
               GOODS--2.9%
      670   Hanesbrands, Inc. (b)                      14,365
      636   Jones Apparel Group, Inc.                  10,647
      146   NIKE, Inc., Class B                         8,567
      717   Phillips-Van Heusen Corp.                  25,382
      290   Polo Ralph Lauren Corp.                    17,159
      369   VF Corp.                                   26,413
                                                -------------
                                                      102,533
                                                -------------
            TRADING COMPANIES &
               DISTRIBUTORS--1.8%
      421   Fastenal Co.                               20,570
      412   MSC Industrial Direct Co., Inc.,
               Class A                                 19,652
      656   WESCO International, Inc. (b)              24,699
                                                -------------
                                                       64,921
                                                -------------

            TOTAL COMMON STOCKS--99.7%
            (Cost $3,782,790)                       3,537,079

            MONEY MARKET FUND--2.7%
   94,456   Morgan Stanley Institutional Treasury
               Money Market Fund--1.95% (c)
            (Cost $94,456)                             94,456
                                                -------------

            TOTAL INVESTMENTS--102.4%
            (Cost $3,877,246) (d)                   3,631,535
            NET OTHER ASSETS AND
               LIABILITIES--(2.4%)                    (84,927)
                                                -------------
            NET ASSETS--100.0%                  $   3,546,608
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c)  Represents annualized 7-day yield at July 31, 2008.

(d) Aggregate cost for federal income tax purposes is $3,929,025. As of July 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $105,441 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $402,931.


Page 40                      See Notes to Financial Statements

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS--100.8%
            BEVERAGES--25.6%
    1,594   Anheuser-Busch Cos., Inc.           $     108,009
      983   Brown-Forman Corp., Class B                70,737
    5,724   Coca-Cola Enterprises, Inc.                96,907
    6,883   Dr. Pepper Snapple Group, Inc. (b)        142,272
      911   Molson Coors Brewing Co., Class B          49,167
    1,773   Pepsi Bottling Group (The), Inc.           49,378
    7,300   PepsiAmericas, Inc.                       172,791
                                                -------------
                                                      689,261
                                                -------------
            FOOD & STAPLES RETAILING--16.0%
    5,002   Kroger (The) Co.                          141,456
    3,468   Safeway, Inc.                              92,665
    4,675   SUPERVALU, Inc.                           119,774
      900   Sysco Corp.                                25,524
    1,523   Walgreen Co.                               52,300
                                                -------------
                                                      431,719
                                                -------------
            FOOD PRODUCTS--37.8%
      740   Campbell Soup Co.                          26,921
    5,136   ConAgra Foods, Inc.                       111,348
    1,262   Dean Foods Co. (b)                         26,881
   13,946   Del Monte Foods Co.                       118,402
      815   General Mills, Inc.                        52,478
    1,552   H.J. Heinz Co.                             78,190
    2,146   Hormel Foods Corp.                         77,621
    1,827   J.M. Smucker (The) Co.                     89,048
      870   Kraft Foods, Inc., Class A                 27,683
      694   McCormick & Co., Inc.                      27,829
    4,042   Sara Lee Corp.                             55,214
    4,981   Smithfield Foods, Inc. (b)                106,992
    4,971   Tyson Foods, Inc., Class A                 74,068
    1,857   Wm. Wrigley Jr. Co.                       146,628
                                                -------------
                                                    1,019,303
                                                -------------
            HOUSEHOLD PRODUCTS--4.7%
    1,318   Church & Dwight Co., Inc.                  72,319
      358   Colgate-Palmolive Co.                      26,589
      407   Procter & Gamble (The) Co.                 26,650
                                                -------------
                                                      125,558
                                                -------------
            PERSONAL PRODUCTS--7.8%
    1,278   Herbalife Ltd.                             55,197
    4,504   NBTY, Inc. (b)                            155,343
                                                -------------
                                                      210,540
                                                -------------
            TOBACCO--8.9%
    3,612   Altria Group, Inc.                         73,504
      716   Lorillard, Inc. (b)                        48,051
    2,122   Reynolds American, Inc.                   118,471
                                                -------------
                                                      240,026
                                                -------------



   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            TOTAL COMMON STOCKS--100.8%
            (Cost $2,740,433)                   $   2,716,407

            MONEY MARKET FUND--2.0%
   53,001   Morgan Stanley Institutional Treasury
               Money Market Fund--1.95% (c)
            (Cost $53,001)                             53,001
                                                -------------

            TOTAL INVESTMENTS--102.8%
            (Cost $2,793,434) (d)                   2,769,408
            NET OTHER ASSETS AND
               LIABILITIES -- (2.8%)                  (74,879)
                                                -------------
            NET ASSETS--100.0%                  $   2,694,529
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c)  Represents annualized 7-day yield at July 31, 2008.

(d) Aggregate cost for federal income tax purposes is $2,812,701. As of July 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $146,963 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $190,256.


                       See Notes to Financial Statements                 Page 41

FIRST TRUST ENERGY ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS--100.3%
            ENERGY EQUIPMENT & SERVICES--39.5%
    2,770   Atwood Oceanics, Inc. (b)           $     127,171
      607   Baker Hughes, Inc.                         50,326
    4,148   Cameron International Corp. (b)           198,108
      381   Diamond Offshore Drilling, Inc.            45,453
    1,422   ENSCO International, Inc.                  98,317
    3,730   FMC Technologies, Inc. (b)                230,439
    4,326   Halliburton Co.                           193,891
    2,757   Helix Energy Solutions Group,
               Inc. (b)                                88,031
    5,911   Key Energy Services, Inc. (b)              94,931
    1,076   Nabors Industries Ltd. (b)                 39,231
    2,588   National Oilwell Varco, Inc. (b)          203,494
    2,651   Noble Corp.                               137,508
    2,979   Oceaneering International, Inc. (b)       180,647
    4,523   Oil States International, Inc. (b)        248,222
    1,470   Patterson-UTI Energy, Inc.                 41,777
    3,641   Pride International, Inc. (b)             141,125
    3,683   Rowan Cos., Inc.                          146,583
      493   Schlumberger Ltd.                          50,089
    3,206   SEACOR Holdings, Inc. (b)                 268,247
    2,071   Smith International, Inc.                 154,041
    5,204   Superior Energy Services, Inc. (b)        246,826
    2,234   TETRA Technologies, Inc. (b)               42,290
      348   Transocean, Inc. (b)                       47,338
    1,383   Unit Corp. (b)                             93,422
    3,472   Weatherford International Ltd. (b)        130,999
                                                -------------
                                                    3,298,506
                                                -------------
            GAS UTILITIES--0.5%
      767   Equitable Resources, Inc.                  40,076
                                                -------------
            OIL, GAS & CONSUMABLE
               FUELS--60.3%
    1,101   Alpha Natural Resources, Inc. (b)         108,944
    2,301   Anadarko Petroleum Corp.                  133,251
      381   Apache Corp.                               42,737
      706   Arch Coal, Inc.                            39,755
    1,740   Chesapeake Energy Corp.                    87,261
    1,737   Chevron Corp.                             146,881
    3,295   Cimarex Energy Co.                        171,702
    1,824   ConocoPhillips                            148,875
      471   CONSOL Energy, Inc.                        35,038
    3,312   Continental Resources, Inc. (b)           189,181
    6,290   Denbury Resources, Inc. (b)               177,001
    7,920   El Paso Corp.                             142,006
    3,816   Encore Acquisition Co. (b)                236,095
      404   EOG Resources, Inc.                        40,614
    1,296   Foundation Coal Holdings, Inc.             76,982
    2,274   Hess Corp.                                230,584
    5,532   Marathon Oil Corp.                        273,667
    6,210   Mariner Energy, Inc. (b)                  164,317
    1,224   Massey Energy Co.                          90,882
    2,927   Murphy Oil Corp.                          233,369
    1,141   Noble Energy, Inc.                         84,286
    1,916   Occidental Petroleum Corp.                151,038
    4,957   Petrohawk Energy Corp. (b)                165,167


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            OIL, GAS & CONSUMABLE FUELS
               (CONTINUED)
    3,146   Plains Exploration & Production
               Co. (b)                          $     176,082
    2,971   Quicksilver Resources, Inc. (b)            77,721
      808   Range Resources Corp.                      39,236
    4,822   Southwestern Energy Co. (b)               175,087
    4,439   St. Mary Land & Exploration Co.           188,924
    2,821   Sunoco, Inc.                              114,561
   14,515   Tesoro Corp.                              224,112
    6,968   Valero Energy Corp.                       232,801
    4,904   W&T Offshore, Inc.                        217,051
    2,164   Whiting Petroleum Corp. (b)               202,702
    4,271   Williams (The) Cos., Inc.                 136,886
    1,675   XTO Energy, Inc.                           79,110
                                                -------------
                                                    5,033,906
                                                -------------

            TOTAL COMMON STOCKS--100.3%
            (Cost $9,438,908)                       8,372,488

            MONEY MARKET FUND--0.5%
   38,061   Morgan Stanley Institutional Treasury
               Money Market Fund--1.95% (c)
            (Cost $38,061)                             38,061
                                                -------------

            TOTAL INVESTMENTS--100.8%
            (Cost $9,476,969) (d)                   8,410,549
            NET OTHER ASSETS AND
               LIABILITIES--(0.8%)                    (63,553)
                                                -------------
            NET ASSETS--100.0%                  $   8,346,996
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c)  Represents annualized 7-day yield at July 31, 2008.

(d) Aggregate cost for federal income tax purposes is $9,596,550. As of July 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $54,941 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,240,942.


Page 42                      See Notes to Financial Statements

FIRST TRUST FINANCIALS ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS--99.8%
            CAPITAL MARKETS--9.9%
       40   Affiliated Managers Group, Inc. (b) $       3,456
      178   Ameriprise Financial, Inc.                  7,565
       95   Bank of New York Mellon Corp.               3,373
       41   BlackRock, Inc.                             8,885
      352   Charles Schwab (The) Corp.                  8,057
      281   Eaton Vance Corp.                          10,436
      105   Federated Investors, Inc., Class B          3,450
      122   Franklin Resources, Inc.                   12,274
       64   Goldman Sachs Group (The) Inc.             11,779
      301   Invesco Ltd.                                7,010
      334   Investment Technology Group, Inc. (b)       9,933
      422   Janus Capital Group, Inc.                  12,803
      211   Lazard Ltd., Class A                        8,611
      166   Legg Mason, Inc.                            6,698
      940   Lehman Brothers Holdings, Inc. (e)         16,301
      163   Northern Trust Corp.                       12,742
      137   Raymond James Financial, Inc.               3,959
       56   State Street Corp.                          4,012
      198   T. Rowe Price Group, Inc.                  11,850
      399   TD Ameritrade Holding Corp. (b)             7,944
      413   Waddell & Reed Financial, Inc.,
               Class A                                 13,794
                                                -------------
                                                      184,932
                                                -------------
            COMMERCIAL BANKS--21.3%
      749   Associated Banc-Corp.                      12,501
      639   BancorpSouth, Inc.                         13,611
      634   BB&T Corp.                                 17,765
       68   BOK Financial Corp.                         2,720
      266   City National Corp.                        13,069
      727   Comerica, Inc.                             20,878
       91   Commerce Bancshares, Inc.                   3,970
       72   Cullen/Frost Bankers, Inc.                  3,797
    1,829   Fifth Third Bancorp                        25,550
       80   First Citizens BancShares, Inc.,
               Class A                                 11,320
    1,112   Fulton Financial Corp.                     11,720
    2,503   Huntington Bancshares, Inc.                17,571
    1,696   KeyCorp                                    17,893
      158   M&T Bank Corp.                             11,120
    1,215   Marshall & Ilsley Corp.                    18,468
    2,342   National City Corp.                        11,078
      126   PNC Financial Services Group, Inc.          8,983
      548   Popular, Inc.                               3,765
    1,707   Regions Financial Corp.                    16,182
      399   SunTrust Banks, Inc.                       16,383
    1,655   Synovus Financial Corp.                    15,739
    1,201   TCF Financial Corp.                        15,313
      129   U.S. Bancorp                                3,949
      276   UnionBanCal Corp.                          14,827
    1,199   Wachovia Corp.                             20,707
      777   Webster Financial Corp.                    15,431
      304   Wells Fargo & Co.                           9,202
      789   Whitney Holding Corp.                      16,222
      423   Wilmington Trust Corp.                      9,970


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMERCIAL BANKS (CONTINUED)
      591   Zions Bancorporation                $      17,299
                                                -------------
                                                      397,003
                                                -------------
            COMMERCIAL SERVICES &
               SUPPLIES--0.8%
       82   Dun & Bradstreet (The) Corp.                7,925
      215   Equifax, Inc.                               7,544
                                                -------------
                                                       15,469
                                                -------------
            CONSUMER FINANCE--3.5%
    2,160   AmeriCredit Corp. (b)                      18,944
      490   Capital One Financial Corp.                20,512
    1,097   Discover Financial Services                16,071
      373   SLM Corp. (b)                               6,389
       37   Student Loan (The) Corp.                    4,030
                                                -------------
                                                       65,946
                                                -------------
            DIVERSIFIED CONSUMER
               SERVICES--0.9%
      675   H&R Block, Inc.                            16,423
                                                -------------
            DIVERSIFIED FINANCIAL
               SERVICES--5.6%
      605   Bank of America Corp.                      19,905
    2,734   CIT Group, Inc.                            23,184
        9   CME Group, Inc.                             3,241
      421   JPMorgan Chase & Co.                       17,105
       77   Leucadia National Corp.                     3,447
      210   Moody's Corp.                               7,310
      701   NASDAQ Stock Market, Inc. (b)              19,467
      221   NYSE Euronext                              10,440
                                                -------------
                                                      104,099
                                                -------------
            HEALTH CARE PROVIDERS &
               SERVICES--0.4%
      204   CIGNA Corp.                                 7,552
                                                -------------
            INSURANCE--34.1%
      262   ACE Ltd.                                   13,283
      178   Aflac, Inc.                                 9,899
       44   Alleghany Corp. (b)                        13,872
      470   Allied World Assurance Holdings Ltd.       19,557
      317   Allstate (The) Corp.                       14,652
      540   American Financial Group, Inc.             15,644
      114   American National Insurance Co.            10,773
       79   Aon Corp.                                   3,618
      281   Arch Capital Group Ltd. (b)                19,594
      150   Arthur J. Gallagher & Co.                   3,815
       55   Assurant, Inc.                              3,307
      625   Axis Capital Holdings Ltd.                 19,800
      831   Brown & Brown, Inc.                        14,601
      380   Chubb (The) Corp.                          18,255
      733   Cincinnati Financial Corp.                 20,407
      574   CNA Financial Corp.                        15,320
    1,126   Conseco, Inc. (b)                           9,436
      605   Endurance Specialty Holdings Ltd.          18,513
      157   Erie Indemnity Co., Class A                 6,861
      234   Everest Re Group Ltd.                      19,141


                       See Notes to Financial Statements                 Page 43

FIRST TRUST FINANCIALS ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            INSURANCE (CONTINUED)
      573   Fidelity National Financial, Inc.,
               Class A                          $       7,655
      137   First American Corp.                        3,452
      811   Genworth Financial, Inc., Class A          12,952
      340   Hanover Insurance Group, Inc.              14,593
      224   Hartford Financial Services Group
               (The), Inc.                             14,199
      881   HCC Insurance Holdings, Inc.               19,955
      247   Lincoln National Corp.                     11,782
      154   Loews Corp.                                 6,862
       30   Markel Corp. (b)                           10,890
      155   Mercury General Corp.                       7,829
      212   MetLife, Inc.                              10,763
       75   Nationwide Financial Services,
               Class A                                  3,476
      305   Old Republic International Corp.            3,203
      636   OneBeacon Insurance Group Ltd.             11,512
      269   PartnerRe Ltd.                             18,916
      548   Philadelphia Consolidated Holding
               Co. (b)                                 32,030
       86   Principal Financial Group, Inc.             3,656
      386   Progressive (The) Corp.                     7,817
      190   Protective Life Corp.                       6,832
      187   Prudential Financial, Inc.                 12,897
      257   Reinsurance Group of America, Inc.         12,773
      417   RenaissanceRe Holdings Ltd.                21,213
      215   SAFECO Corp.                               14,224
      154   StanCorp Financial Group, Inc.              7,606
      123   Torchmark Corp.                             7,140
      256   Transatlantic Holdings, Inc.               14,833
      429   Travelers (The) Cos., Inc.                 18,927
      405   Unitrin, Inc.                              11,174
      546   Unum Group                                 13,191
      771   W.R. Berkley Corp.                         18,211
        8   White Mountains Insurance
               Group Ltd.                               3,492
                                                -------------
                                                      634,403
                                                -------------
            IT SERVICES--5.9%
      128   Alliance Data Systems Corp. (b)             8,211
      172   Automatic Data Processing, Inc.             7,346
      686   Broadridge Financial Solutions, Inc.       14,200
      338   DST Systems, Inc. (b)                      20,425
      514   Fidelity National Information
               Services, Inc.                           9,740
       80   Fiserv, Inc. (b)                            3,826
      310   Global Payments, Inc.                      13,730
       70   MasterCard, Inc., Class A                  17,091
      584   Western Union  Co.                         16,142
                                                -------------
                                                      110,711
                                                -------------
            MEDIA--0.7%
      201   Morningstar, Inc. (b)                      12,655
                                                -------------


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            REAL ESTATE INVESTMENT
               TRUSTS--10.2%
       72   AMB Property Corp.                  $       3,525
      466   Annaly Capital Management, Inc.             7,023
      113   Apartment Investment &
               Management Co., Class A                  3,861
      229   Brandywine Realty Trust                     3,675
      104   Developers Diversified Realty Corp.         3,324
      455   Digital Realty Trust, Inc.                 19,524
       68   Essex Property Trust, Inc.                  8,252
       52   Federal Realty Investment Trust             3,776
      351   HCP, Inc.                                  12,661
      325   Health Care REIT, Inc.                     16,208
      591   Hospitality Properties Trust               12,588
    1,058   Host Hotels & Resorts, Inc.                13,870
    1,067   HRPT Properties Trust                       7,480
    1,093   iStar Financial, Inc.                       8,974
      355   Nationwide Health Properties, Inc.         13,174
      169   Plum Creek Timber Co., Inc.                 8,234
       66   ProLogis                                    3,226
       89   Public Storage                              7,288
      170   Rayonier, Inc.                              7,942
       40   Simon Property Group, Inc.                  3,705
      148   Taubman Centers, Inc.                       7,104
      262   Ventas, Inc.                               11,753
      119   Weingarten Realty Investors                 3,628
                                                -------------
                                                      190,795
                                                -------------
            REAL ESTATE MANAGEMENT &
               DEVELOPMENT--1.1%
      376   CB Richard Ellis Group, Inc.,
               Class A (b)                              5,283
      309   Jones Lang LaSalle, Inc.                   14,721
                                                -------------
                                                       20,004
                                                -------------
            ROAD & RAIL--1.0%
      270   Ryder System, Inc.                         17,809
                                                -------------
            SOFTWARE--0.6%
      198   FactSet Research Systems, Inc.             11,419
                                                -------------
            THRIFTS & MORTGAGE FINANCE--1.9%
      180   Astoria Financial Corp.                     4,027
       96   Capitol Federal Financial                   3,882
      866   Hudson City Bancorp, Inc.                  15,814
      202   New York Community Bancorp, Inc.            3,357
      399   Washington Federal, Inc.                    7,421
                                                -------------
                                                       34,501
                                                -------------
            TRADING COMPANIES &
               DISTRIBUTORS--1.9%
      420   GATX Corp.                                 19,097
      950   United Rentals, Inc. (b)                   15,371
                                                -------------
                                                       34,468
                                                -------------

            TOTAL COMMON STOCKS--99.8%
            (Cost $2,122,408)                       1,858,189


Page 44                      See Notes to Financial Statements

FIRST TRUST FINANCIALS ALPHADEX(TM) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            MONEY MARKET FUND--4.4%
   80,762   Morgan Stanley Institutional Treasury
               Money Market Fund--1.95% (c)
            (Cost $80,762)                      $      80,762
                                                -------------

            TOTAL INVESTMENTS--104.2%
            (Cost $2,203,170) (d)                   1,938,951
            NET OTHER ASSETS AND
               LIABILITIES -- (4.2%)                  (77,466)
                                                -------------
            NET ASSETS--100.0%                  $   1,861,485
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c)  Represents annualized 7-day yield at July 31, 2008.

(d) Aggregate cost for federal income tax purposes is $2,232,022. As of July 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $68,049 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $361,120.

(e) This company filed for protection in federal bankruptcy court subsequent to the date of this report.


                       See Notes to Financial Statements                 Page 45

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS--100.3%
            BIOTECHNOLOGY--10.4%
    1,630   Amgen, Inc. (b)                     $     102,087
      641   Biogen Idec, Inc. (b)                      44,716
    1,240   BioMarin Pharmaceutical, Inc. (b)          40,362
    2,408   Celgene Corp. (b)                         181,780
    1,420   Genentech, Inc. (b)                       135,255
    1,495   Genzyme Corp. (b)                         114,592
    2,906   Gilead Sciences, Inc. (b)                 156,866
    3,216   Vertex Pharmaceuticals, Inc. (b)          110,952
                                                -------------
                                                      886,610
                                                -------------
            COMMERCIAL SERVICES &
               SUPPLIES--1.0%
    1,487   Stericycle, Inc. (b)                       88,848
                                                -------------
            FOOD & STAPLES RETAILING--2.1%
    4,858   CVS Caremark Corp.                        177,317
                                                -------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES--15.8%
    1,684   Baxter International, Inc.                115,539
    1,594   Beckman Coulter, Inc.                     115,310
      946   Becton, Dickinson and Co.                  80,325
    3,099   Edwards Lifesciences Corp. (b)            194,245
    7,126   Hill-Rom Holdings, Inc.                   200,170
    2,684   Hospira, Inc. (b)                         102,421
      737   IDEXX Laboratories, Inc. (b)               39,430
      134   Intuitive Surgical, Inc. (b)               41,713
    1,081   Inverness Medical Innovations, Inc. (b)    36,441
    1,486   Medtronic, Inc.                            78,505
    1,881   St. Jude Medical, Inc. (b)                 87,617
      570   Stryker Corp.                              36,588
    2,966   Varian Medical Systems, Inc. (b)          177,960
      529   Zimmer Holdings, Inc. (b)                  36,453
                                                -------------
                                                    1,342,717
                                                -------------
            HEALTH CARE PROVIDERS &
               SERVICES--37.7%
    1,898   Aetna, Inc.                                77,837
    1,924   AmerisourceBergen Corp.                    80,558
      695   Cardinal Health, Inc.                      37,342
    5,829   Community Health Systems, Inc. (b)        192,240
    6,321   Coventry Health Care, Inc. (b)            223,574
    2,026   DaVita, Inc. (b)                          113,152
    1,226   Express Scripts, Inc. (b)                  86,482
   23,626   Health Management Associates,
               Inc., Class A (b)                      145,300
    2,088   Henry Schein, Inc. (b)                    111,833
    4,835   Humana, Inc. (b)                          212,305
      515   Laboratory Corp. of America
               Holdings (b)                            34,804
    6,793   LifePoint Hospitals, Inc. (b)             194,484
    6,770   Lincare Holdings, Inc. (b)                218,129
    2,750   McKesson Corp.                            153,973
    4,073   Medco Health Solutions, Inc. (b)          201,939
    5,866   Omnicare, Inc.                            172,695
    1,562   Pediatrix Medical Group, Inc. (b)          75,991
    2,222   Quest Diagnostics, Inc.                   118,122


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            HEALTH CARE PROVIDERS &
               SERVICES (CONTINUED)
   27,664   Tenet Healthcare Corp. (b)          $     160,175
    7,324   UnitedHealth Group, Inc.                  205,658
    1,703   Universal Health Services, Inc.,
               Class B                                103,236
    2,127   WellCare Health Plans, Inc. (b)            83,655
    4,034   WellPoint, Inc. (b)                       211,583
                                                -------------
                                                    3,215,067
                                                -------------
            HEALTH CARE TECHNOLOGY--3.7%
      794   Cerner Corp. (b)                           35,460
   16,985   HLTH Corp. (b)                            185,816
    4,620   IMS Health, Inc.                           96,558
                                                -------------
                                                      317,834
                                                -------------
            LIFE SCIENCES TOOLS &
               SERVICES--12.6%
    2,406   Charles River Laboratories
               International, Inc. (b)                159,903
    1,789   Covance, Inc. (b)                         164,230
    2,207   Illumina, Inc. (b)                        205,780
      916   Invitrogen Corp. (b)                       40,625
    1,134   Millipore Corp. (b)                        79,777
    2,511   Pharmaceutical Product
               Development, Inc.                       95,770
    1,988   Techne Corp. (b)                          158,086
    2,759   Thermo Fisher Scientific, Inc. (b)        166,974
                                                -------------
                                                    1,071,145
                                                -------------
            PHARMACEUTICALS--17.0%
      677   Abbott Laboratories                        38,142
    1,706   Barr Pharmaceuticals, Inc. (b)            112,562
    1,666   Eli Lilly and Co.                          78,485
    4,450   Endo Pharmaceuticals Holdings,
               Inc. (b)                               103,018
    4,428   Forest Laboratories, Inc. (b)             157,238
    1,196   Johnson & Johnson                          81,890
   18,363   King Pharmaceuticals, Inc. (b)            211,359
      953   Merck & Co., Inc.                          31,354
    8,919   Mylan, Inc. (b)                           115,679
    3,389   Perrigo Co.                               119,394
    8,805   Pfizer, Inc.                              164,389
    1,822   Schering-Plough Corp.                      38,408
    5,662   Watson Pharmaceuticals, Inc. (b)          163,688
      748   Wyeth                                      30,309
                                                -------------
                                                    1,445,915
                                                -------------

            TOTAL COMMON STOCKS--100.3%
            (Cost $8,192,930)                       8,545,453

            MONEY MARKET FUND--0.7%
   56,038   Morgan Stanley Institutional Treasury
               Money Market Fund--1.95% (c)
            (Cost $56,038)                             56,038
                                                -------------


Page 46                      See Notes to Financial Statements

FIRST TRUST HEALTH CARE ALPHADEX(TM) FUND

July 31, 2008


            DESCRIPTION                                  VALUE
--------------------------------------------------------------

            TOTAL INVESTMENTS--101.0%
            (Cost $8,248,968) (d)               $   8,601,491
            NET OTHER ASSETS AND
               LIABILITIES--(1.0%)                    (80,923)
                                                -------------
            NET ASSETS--100.0%                  $   8,520,568
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c)  Represents annualized 7-day yield at July 31, 2008.

(d) Aggregate cost for federal income tax purposes is $8,405,238. As of July 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $450,924 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $254,671.


                       See Notes to Financial Statements                 Page 47

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS--100.1%
            AEROSPACE & DEFENSE--12.1%
      787   Alliant Techsystems, Inc. (b)       $      77,905
    3,436   BE Aerospace, Inc. (b)                     88,237
      595   Lockheed Martin Corp.                      62,076
    1,196   Northrop Grumman Corp.                     80,598
      474   Raytheon Co.                               26,985
    7,650   Spirit AeroSystems Holdings, Inc.,
               Class A (b)                            165,700
      432   United Technologies Corp.                  27,639
                                                -------------
                                                      529,140
                                                -------------
            COMMERCIAL SERVICES &
               SUPPLIES--4.0%
    1,000   Covanta Holding Corp. (b)                  28,140
   14,629   Steelcase, Inc., Class A                  145,705
                                                -------------
                                                      173,845
                                                -------------
            COMMUNICATIONS EQUIPMENT--2.8%
    2,781   CommScope, Inc. (b)                       124,005
                                                -------------
            COMPUTERS & PERIPHERALS--4.1%
      750   Diebold, Inc.                              27,735
    4,389   Lexmark International, Inc.,
               Class A (b)                            153,966
                                                -------------
                                                      181,701
                                                -------------
            ELECTRICAL EQUIPMENT--15.3%
    1,695   AMETEK, Inc.                               81,123
    2,972   Cooper Industries Ltd., Class A           125,329
      539   Emerson Electric Co.                       26,249
    1,315   General Cable Corp. (b)                    75,783
    2,944   Hubbell, Inc., Class B                    124,119
    1,782   Roper Industries, Inc.                    109,023
    3,101   Thomas & Betts Corp. (b)                  128,320
                                                -------------
                                                      669,946
                                                -------------
            ELECTRONIC EQUIPMENT &
               INSTRUMENTS--5.8%
    1,651   Agilent Technologies, Inc. (b)             59,535
    1,492   Itron, Inc. (b)                           137,757
    2,404   Molex, Inc.                                58,970
                                                -------------
                                                      256,262
                                                -------------
            HOUSEHOLD DURABLES--3.0%
      235   NVR, Inc. (b)                             129,795
                                                -------------
            LIFE SCIENCES TOOLS & SERVICES--0.6%
      414   Waters Corp. (b)                           28,127
                                                -------------
            MACHINERY--40.9%
    1,120   AGCO Corp. (b)                             67,032
    2,009   Bucyrus International, Inc.               140,650
      795   Caterpillar, Inc.                          55,268
    2,239   Cummins, Inc.                             148,535
      759   Danaher Corp.                              60,454
      370   Deere & Co.                                25,959
    2,630   Donaldson Co., Inc.                       118,639
    1,655   Dover Corp.                                82,138
    1,073   Flowserve Corp.                           143,074
    1,033   Gardner Denver, Inc. (b)                   47,105
    2,172   IDEX Corp.                                 82,167


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            MACHINERY (CONTINUED)
      562   Illinois Tool Works, Inc.           $      26,330
    2,138   Ingersoll-Rand Co. Ltd., Class A           76,968
    1,853   ITT Corp.                                 124,077
    1,548   Joy Global, Inc.                          111,797
    2,459   Kennametal, Inc.                           73,180
    1,492   Lincoln Electric Holdings, Inc.           119,882
    1,479   Pall Corp.                                 59,781
    1,122   Parker Hannifin Corp.                      69,205
      762   Pentair, Inc.                              26,380
    2,856   Terex Corp. (b)                           135,174
                                                -------------
                                                    1,793,795
                                                -------------
            OFFICE ELECTRONICS--0.6%
    1,967   Xerox Corp.                                26,830
                                                -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT--6.2%
      655   KLA-Tencor Corp.                           24,621
    4,059   Lam Research Corp. (b)                    133,501
    5,539   Novellus Systems, Inc. (b)                112,829
                                                -------------
                                                      270,951
                                                -------------
            TRADING COMPANIES &
               DISTRIBUTORS--1.5%
      717   W.W. Grainger, Inc.                        64,179
                                                -------------
            WIRELESS TELECOMMUNICATION
               SERVICES--3.2%
    2,066   Crown Castle International Corp. (b)       78,921
    1,630   SBA Communications Corp. (b)               61,761
                                                -------------
                                                      140,682
                                                -------------

            TOTAL COMMON STOCKS--100.1%
            (Cost $4,414,451)                       4,389,258

            MONEY MARKET FUND--1.6%
   72,046   Morgan Stanley Institutional Treasury
               Money Market Fund--1.95% (c)
            (Cost $72,046)                             72,046
                                                -------------

            TOTAL INVESTMENTS--101.7%
            (Cost $4,486,497) (d)                   4,461,304
            NET OTHER ASSETS AND
               LIABILITIES--(1.7%)                    (76,816)
                                                -------------
            NET ASSETS--100.0%                  $   4,384,488
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c)  Represents annualized 7-day yield at July 31, 2008.

(d) Aggregate cost for federal income tax purposes is $4,488,304. As of July 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $247,095 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $274,095.


Page 48                      See Notes to Financial Statements

FIRST TRUST MATERIALS ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS--100.0%
            BUILDING PRODUCTS--3.0%
    3,912   Armstrong World Industries,
               Inc. (b)                         $     131,873
    1,166   Owens Corning, Inc. (b)                    30,328
                                                -------------
                                                      162,201
                                                -------------
            CHEMICALS--30.6%
      579   Air Products and Chemicals, Inc.           55,127
    2,447   Airgas, Inc.                              140,164
    1,651   Ashland, Inc.                              68,962
    3,273   Cabot Corp.                                87,815
    2,503   Celanese Corp., Class A                    96,441
      935   CF Industries Holdings, Inc.              152,834
    4,543   Chemtura Corp.                             29,620
    1,460   Cytec Industries, Inc.                     78,928
    2,281   Dow Chemical (The) Co.                     75,980
      619   E.I. du Pont de Nemours and Co.            27,118
    1,476   FMC Corp.                                 109,770
    2,467   Lubrizol (The) Corp.                      122,857
      630   Monsanto Co.                               75,039
      790   Mosaic (The) Co. (b)                      100,496
      462   PPG Industries, Inc.                       28,016
      606   Praxair, Inc.                              56,800
      571   Rohm and Haas Co.                          42,825
    2,773   RPM International, Inc.                    56,847
    2,896   Terra Industries, Inc.                    156,383
    2,097   Valhi, Inc.                                47,937
    3,022   Valspar (The) Corp.                        65,487
                                                -------------
                                                    1,675,446
                                                -------------
            COMMERCIAL SERVICES &
               SUPPLIES--0.5%
      605   Avery Dennison Corp.                       26,626
                                                -------------
            CONSTRUCTION & ENGINEERING--13.1%
    4,392   Aecom Technology Corp. (b)                125,040
    1,534   Fluor Corp.                               124,791
      986   Jacobs Engineering Group, Inc. (b)         76,257
    1,637   KBR, Inc.                                  46,655
    4,294   Quanta Services, Inc. (b)                 132,599
    2,312   Shaw Group (The), Inc. (b)                133,634
    1,896   URS Corp. (b)                              79,480
                                                -------------
                                                      718,456
                                                -------------
            CONSTRUCTION MATERIALS--2.5%
    4,513   Eagle Materials, Inc.                     111,968
      444   Vulcan Materials Co.                       28,500
                                                -------------
                                                      140,468
                                                -------------
            CONTAINERS & PACKAGING--17.3%
    1,897   AptarGroup, Inc.                           73,414
    1,197   Ball Corp.                                 53,362
    5,098   Bemis Co., Inc.                           143,560
    3,062   Crown Holdings, Inc. (b)                   85,828
      892   Greif, Inc., Class A                       54,269
    2,657   Packaging Corp. of America                 67,807
    2,692   Pactiv Corp. (b)                           64,904


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            CONTAINERS & PACKAGING (CONTINUED)
    4,187   Sealed Air Corp.                    $      90,858
   14,043   Smurfit-Stone Container Corp. (b)          80,186
      857   Sonoco Products Co.                        27,955
   12,678   Temple-Inland, Inc.                       206,017
                                                -------------
                                                      948,160
                                                -------------
            FOOD PRODUCTS--2.7%
    3,387   Archer-Daniels-Midland Co.                 96,971
      246   Bunge Ltd.                                 24,334
      540   Corn Products International, Inc.          25,115
                                                -------------
                                                      146,420
                                                -------------
            INDUSTRIAL CONGLOMERATES--1.1%
    1,286   McDermott International, Inc. (b)          61,304
                                                -------------
            MACHINERY--4.1%
      487   Harsco Corp.                               26,347
    2,417   Timken (The) Co.                           79,809
    1,096   Valmont Industries, Inc.                  117,173
                                                -------------
                                                      223,329
                                                -------------
            METALS & MINING--19.9%
    2,071   AK Steel Holding Corp.                    131,508
      745   Alcoa, Inc.                                25,144
    2,618   Carpenter Technology Corp.                101,317
      860   Century Aluminum Co. (b)                   51,101
    1,200   Cleveland-Cliffs, Inc.                    130,091
      704   Commercial Metals Co.                      21,014
      226   Freeport-McMoRan Copper &
               Gold, Inc.                              21,866
    1,526   Newmont Mining Corp.                       73,187
    1,531   Nucor Corp.                                87,604
    1,246   Schnitzer Steel Industries, Inc.,
               Class A                                112,439
    3,657   Steel Dynamics, Inc.                      115,854
    8,170   Titanium Metals Corp.                      91,994
      774   United States Steel Corp.                 124,119
                                                -------------
                                                    1,087,238
                                                -------------
            PAPER & FOREST PRODUCTS--5.2%
   10,486   Domtar Corp. (b)                           59,770
    4,905   International Paper Co.                   135,967
    3,338   MeadWestvaco Corp.                         89,492
                                                -------------
                                                      285,229
                                                -------------

            TOTAL COMMON STOCKS--100.0%
            (Cost $5,218,836)                       5,474,877

            MONEY MARKET FUND--1.4%
   75,884   Morgan Stanley Institutional Treasury
               Money Market Fund--1.95% (c)
            (Cost $75,884)                             75,884
                                                -------------


                       See Notes to Financial Statements                 Page 49

FIRST TRUST MATERIALS ALPHADEX(R) FUND

July 31, 2008


            DESCRIPTION                                  VALUE
--------------------------------------------------------------

            TOTAL INVESTMENTS--101.4%
            (Cost $5,294,720) (d)               $   5,550,761
            NET OTHER ASSETS AND
               LIABILITIES--(1.4%)                    (76,780)
                                                -------------
            NET ASSETS--100.0%                  $   5,473,981
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c)  Represents annualized 7-day yield at July 31, 2008.

(d) Aggregate cost for federal income tax purposes is $5,406,318. As of July 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $363,606 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $219,163.


Page 50                      See Notes to Financial Statements

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS--100.1%
            AEROSPACE & DEFENSE--1.4%
      463   General Dynamics Corp.              $      41,272
      857   L-3 Communications Holdings, Inc.          84,577
                                                -------------
                                                      125,849
                                                -------------
            COMMUNICATIONS EQUIPMENT--7.8%
   25,199   Brocade Communications Systems,
               Inc. (b)                               170,093
    1,691   Corning, Inc.                              33,837
    4,385   F5 Networks, Inc. (b)                     127,823
    2,469   Harris Corp.                              118,882
    2,806   QUALCOMM, Inc.                            155,284
   16,747   Tellabs, Inc. (b)                          86,080
                                                -------------
                                                      691,999
                                                -------------
            COMPUTERS & PERIPHERALS--16.7%
      929   Apple, Inc. (b)                           147,665
    3,559   Dell, Inc. (b)                             87,445
    5,302   EMC Corp. (b)                              79,583
    2,816   Hewlett-Packard Co.                       126,157
    1,313   International Business Machines
               Corp.                                  168,038
    3,088   NCR Corp. (b)                              82,944
    3,597   NetApp, Inc. (b)                           91,903
    5,336   QLogic Corp. (b)                          100,530
    8,328   SanDisk Corp. (b)                         117,425
   10,853   Seagate Technology                        162,469
   14,312   Sun Microsystems, Inc. (b)                152,137
    6,012   Western Digital Corp. (b)                 173,085
                                                -------------
                                                    1,489,381
                                                -------------
            ELECTRICAL EQUIPMENT--2.3%
      572   First Solar, Inc. (b)                     163,083
      542   SunPower Corp., Class A (b)                42,693
                                                -------------
                                                      205,776
                                                -------------
            ELECTRONIC EQUIPMENT &
               INSTRUMENTS--19.1%
    3,469   Amphenol Corp., Class A                   165,367
    5,070   Arrow Electronics, Inc. (b)               163,355
    7,612   Avnet, Inc. (b)                           207,503
   18,360   AVX Corp.                                 184,885
    5,120   FLIR Systems, Inc. (b)                    208,589
    8,773   Ingram Micro, Inc., Class A (b)           161,686
    9,490   Jabil Circuit, Inc.                       154,307
    1,372   National Instruments Corp.                 46,717
    5,817   Trimble Navigation Ltd. (b)               193,124
   23,411   Vishay Intertechnology, Inc. (b)          209,998
                                                -------------
                                                    1,695,531
                                                -------------
            INTERNET SOFTWARE &
               SERVICES--2.9%
    3,581   Akamai Technologies, Inc. (b)              83,581
    1,745   Equinix, Inc. (b)                         141,972
    1,029   VeriSign, Inc. (b)                         33,484
                                                -------------
                                                      259,037
                                                -------------


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            IT SERVICES--8.7%
    2,913   Affiliated Computer Services, Inc.,
               Class A (b)                      $     140,407
    3,832   Cognizant Technology Solutions
               Corp., Class A (b)                     107,564
    4,435   Computer Sciences Corp. (b)               210,086
    5,055   Electronic Data Systems Corp.             125,415
    9,980   SAIC, Inc. (b)                            188,522
                                                -------------
                                                      771,994
                                                -------------
            LIFE SCIENCES TOOLS &
               SERVICES--2.8%
    2,327   Applied Biosystems, Inc.                   85,936
    5,594   PerkinElmer, Inc.                         162,786
                                                -------------
                                                      248,722
                                                -------------
            OFFICE ELECTRONICS--0.8%
    2,387   Zebra Technologies Corp.,
               Class A (b)                             73,543
                                                -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT--20.0%
    6,677   Advanced Micro Devices, Inc. (b)           28,110
    1,883   Altera Corp.                               41,332
   11,186   Atmel Corp. (b)                            39,487
    4,566   Broadcom Corp., Class A (b)               110,908
    5,033   Cypress Semiconductor Corp. (b)           137,149
   13,278   Fairchild Semiconductor
               International, Inc. (b)                161,328
    7,834   Integrated Device Technology,
               Inc. (b)                                78,497
    5,799   Intel Corp.                               128,680
   10,813   International Rectifier Corp. (b)         182,523
    3,204   Intersil Corp., Class A                    77,313
    1,197   Linear Technology Corp.                    37,167
   33,819   LSI Corp. (b)                             234,703
   11,758   Marvell Technology Group Ltd. (b)         173,901
    6,487   Micron Technology, Inc. (b)                31,332
    8,491   ON Semiconductor Corp. (b)                 79,730
    2,158   Silicon Laboratories, Inc. (b)             70,588
    4,474   Varian Semiconductor Equipment
               Associates, Inc. (b)                   130,730
    1,542   Xilinx, Inc.                               38,288
                                                -------------
                                                    1,781,766
                                                -------------
            SOFTWARE--17.6%
    3,164   Adobe Systems, Inc. (b)                   130,831
    4,235   Amdocs Ltd. (b)                           128,786
    4,407   ANSYS, Inc. (b)                           202,194
    3,460   BMC Software, Inc. (b)                    113,799
    1,685   CA, Inc.                                   40,204
   20,559   Cadence Design Systems, Inc. (b)          151,931
    1,323   Citrix Systems, Inc. (b)                   35,245
    8,160   Compuware Corp. (b)                        89,760
    2,824   Intuit, Inc. (b)                           77,180
    2,288   McAfee, Inc. (b)                           74,932
    2,483   Nuance Communications Inc. (b)             38,536
    5,931   Oracle Corp. (b)                          127,694
    6,021   Red Hat, Inc. (b)                         128,729


                       See Notes to Financial Statements                 Page 51

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            SOFTWARE (CONTINUED)
    2,281   Salesforce.com, Inc. (b)            $     145,505
    2,014   Symantec Corp. (b)                         42,435
    1,626   Synopsys, Inc. (b)                         39,057
                                                -------------
                                                    1,566,818
                                                -------------

            TOTAL COMMON STOCKS--100.1%
            (Cost $9,263,106)                       8,910,416

            MONEY MARKET FUND--0.8%
   69,742   Morgan Stanley Institutional Treasury
               Money Market Fund--1.95% (c)
            (Cost $69,742)                             69,742
                                                -------------

            TOTAL INVESTMENTS--100.9%
            (Cost $9,332,848) (d)                   8,980,158
            NET OTHER ASSETS AND
               LIABILITIES--(0.9%)                    (76,532)
                                                -------------
            NET ASSETS--100.0%                  $   8,903,626
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c)  Represents annualized 7-day yield at July 31, 2008.

(d) Aggregate cost for federal income tax purposes is $9,428,329. As of July 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $267,509 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $715,680.


Page 52                      See Notes to Financial Statements

FIRST TRUST UTILITIES ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS--99.7%
            DIVERSIFIED TELECOMMUNICATION
               SERVICES--12.8%
    4,172   AT&T, Inc.                          $     128,540
    5,528   CenturyTel, Inc.                          205,587
      743   Embarq Corp.                               34,007
   35,731   Level 3 Communications, Inc. (b)          121,485
   26,821   Qwest Communications
               International, Inc.                    102,724
    1,985   Verizon Communications, Inc.               67,569
    5,695   Windstream Corp.                           67,884
                                                -------------
                                                      727,796
                                                -------------
            ELECTRIC UTILITIES--25.8%
    3,493   American Electric Power Co., Inc.         137,974
    1,332   DPL, Inc.                                  33,806
   11,119   Duke Energy Corp.                         195,472
      684   Edison International                       33,065
      583   Entergy Corp.                              62,334
    1,172   Exelon Corp.                               92,143
    7,644   Great Plains Energy, Inc.                 193,087
    1,421   Hawaiian Electric Industries, Inc.         35,156
    2,752   Northeast Utilities                        69,240
    5,479   Pepco Holdings, Inc.                      136,646
    6,280   Pinnacle West Capital Corp.               210,820
      672   PPL Corp.                                  31,557
    2,520   Progress Energy, Inc.                     106,621
   11,058   Sierra Pacific Resources                  125,398
                                                -------------
                                                    1,463,319
                                                -------------
            GAS UTILITIES--8.7%
    2,032   AGL Resources, Inc.                        70,226
    5,098   Atmos Energy Corp.                        134,944
    1,801   Energen Corp.                             108,420
    1,484   Questar Corp.                              78,474
    1,300   Southern Union Co.                         33,956
    2,448   UGI Corp.                                  66,243
                                                -------------
                                                      492,263
                                                -------------
            INDEPENDENT POWER PRODUCERS
               & ENERGY TRADERS--2.9%
   10,060   AES (The) Corp. (b)                       162,368
                                                -------------
            MEDIA--1.3%
    3,704   Comcast Corp., Class A                     76,376
                                                -------------
            MULTI-UTILITIES--40.8%
    5,641   Alliant Energy Corp.                      181,809
    3,328   Ameren Corp.                              136,748
    6,567   CenterPoint Energy, Inc.                  103,562
    2,358   CMS Energy Corp.                           31,833
    4,944   Consolidated Edison, Inc.                 196,278
    2,220   Dominion Resources, Inc.                   98,080
    4,553   DTE Energy Co.                            186,582
    4,264   Energy East Corp.                         106,557
      691   Integrys Energy Group, Inc.                35,282
    1,008   MDU Resources Group, Inc.                  32,165
   10,784   NiSource, Inc.                            184,191
    2,078   NSTAR                                      66,205


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            MULTI-UTILITIES (CONTINUED)
    4,432   OGE Energy Corp.                    $     145,015
    2,656   PG&E Corp.                                102,336
    1,530   Public Service Enterprise Group, Inc.      63,954
    5,858   Puget Energy, Inc.                        161,329
    3,798   SCANA Corp.                               137,450
    1,245   Sempra Energy                              69,919
    3,270   TECO Energy, Inc.                          60,659
    1,126   Vectren Corp.                              32,879
      777   Wisconsin Energy Corp.                     35,058
    7,003   Xcel Energy, Inc.                         140,480
                                                -------------
                                                    2,308,371
                                                -------------
            WIRELESS TELECOMMUNICATION
               SERVICES--7.4%
    2,220   NII Holdings, Inc. (b)                    121,345
    2,230   Telephone and Data Systems, Inc.           94,552
    3,417   United States Cellular Corp. (b)          203,824
                                                -------------
                                                      419,721
                                                -------------

            TOTAL COMMON STOCKS --99.7%
            (Cost $5,843,721)                       5,650,214

            MONEY MARKET FUND--1.4%
   81,429   Morgan Stanley Institutional Treasury
               Money Market Fund--1.95% (c)
            (Cost $81,429)                             81,429
                                                -------------

            TOTAL INVESTMENTS --101.1%
            (Cost $5,925,150) (d)                   5,731,643
            NET OTHER ASSETS AND
               LIABILITIES--(1.1)%                    (65,013)
                                                -------------
            NET ASSETS--100.0%                  $   5,666,630
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c)  Represents annualized 7-day yield at July 31, 2008.

(d) Aggregate cost for federal income tax purposes is $6,074,795. As of July 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $75,758 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $418,910.


                       See Notes to Financial Statements                 Page 53

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS--100.0%
            AEROSPACE & DEFENSE--2.0%
      204   Boeing Co. (The)                    $      12,466
      637   General Dynamics Corp.                     56,782
      848   Goodrich Corp.                             41,671
      267   Honeywell International, Inc.              13,574
      148   L-3 Communications Holdings, Inc.          14,606
      408   Lockheed Martin Corp.                      42,567
      602   Northrop Grumman Corp.                     40,569
      278   Precision Castparts Corp.                  25,974
      477   Raytheon Co.                               27,156
      435   United Technologies Corp.                  27,831
                                                -------------
                                                      303,196
                                                -------------
            AIR FREIGHT & LOGISTICS--1.0%
      978   C.H. Robinson Worldwide, Inc.              47,140
      936   Expeditors International of
               Washington, Inc.                        33,237
      851   FedEx Corp.                                67,093
                                                -------------
                                                      147,470
                                                -------------
            AIRLINES--0.3%
    3,086   Southwest Airlines Co.                     48,111
                                                -------------
            AUTO COMPONENTS--0.4%
    1,871   Johnson Controls, Inc.                     56,429
                                                -------------
            AUTOMOBILES--0.3%
    8,367   Ford Motor Co. (b)                         40,162
                                                -------------
            BEVERAGES--1.5%
      864   Anheuser-Busch Cos., Inc.                  58,544
      710   Brown-Forman Corp., Class B                51,092
      258   Coca-Cola (The) Co.                        13,287
    3,102   Coca-Cola Enterprises, Inc.                52,517
      494   Molson Coors Brewing Co., Class B          26,661
      211   PepsiCo, Inc.                              14,044
                                                -------------
                                                      216,145
                                                -------------
            BIOTECHNOLOGY--1.4%
      284   Amgen, Inc. (b)                            17,787
      480   Biogen Idec, Inc. (b)                      33,485
      840   Celgene Corp. (b)                          63,411
      559   Genzyme Corp. (b)                          42,847
    1,013   Gilead Sciences, Inc. (b)                  54,682
                                                -------------
                                                      212,212
                                                -------------
            BUILDING PRODUCTS--0.1%
      853   Masco Corp.                                14,066
                                                -------------
            CAPITAL MARKETS--1.8%
      330   Ameriprise Financial, Inc.                 14,025
      653   Charles Schwab (The) Corp.                 14,947
      153   Goldman Sachs Group (The), Inc.            28,158
    1,014   Janus Capital Group, Inc.                  30,765
      308   Legg Mason, Inc.                           12,428
    3,386   Lehman Brothers Holdings, Inc. (e)         58,713
      587   Northern Trust Corp.                       45,886
      210   State Street Corp.                         15,044
      713   T. Rowe Price Group, Inc.                  42,673
                                                -------------
                                                      262,639
                                                -------------


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            CHEMICALS--3.6%
      543   Air Products and Chemicals, Inc.    $      51,699
    1,113   Ashland, Inc.                              46,490
    1,921   Dow Chemical (The) Co.                     63,988
      938   E.I. du Pont de Nemours & Co.              41,094
      779   Eastman Chemical Co.                       46,709
      624   Ecolab, Inc.                               27,893
      792   Hercules, Inc.                             15,880
      343   International Flavors & Fragrances, Inc.   13,795
      530   Monsanto Co.                               63,128
      701   PPG Industries, Inc.                       42,509
      569   Praxair, Inc.                              53,332
      578   Rohm and Haas Co.                          43,350
      498   Sigma-Aldrich Corp.                        30,249
                                                -------------
                                                      540,116
                                                -------------
            COMMERCIAL BANKS--4.3%
    2,357   BB&T Corp.                                 66,043
    2,094   Comerica, Inc.                             60,140
    5,271   Fifth Third Bancorp                        73,636
    6,975   Huntington Bancshares, Inc.                48,965
    6,109   KeyCorp                                    64,450
      380   M&T Bank Corp.                             26,744
    3,500   Marshall & Ilsley Corp.                    53,200
      235   PNC Financial Services Group, Inc.         16,753
    6,148   Regions Financial Corp.                    58,283
      741   SunTrust Banks, Inc.                       30,425
    3,455   Wachovia Corp.                             59,668
    1,130   Wells Fargo & Co.                          34,205
    1,704   Zions Bancorporation                       49,876
                                                -------------
                                                      642,388
                                                -------------
            COMMERCIAL SERVICES &
               SUPPLIES--1.7%
    3,189   Allied Waste Industries, Inc. (b)          38,587
      611   Avery Dennison Corp.                       26,890
    2,024   Cintas Corp.                               57,563
      798   Equifax, Inc.                              28,002
      651   Monster Worldwide, Inc. (b)                11,549
      393   Pitney Bowes, Inc.                         12,454
      452   R.R. Donnelley & Sons Co.                  12,068
    1,679   Robert Half International, Inc.            42,462
      711   Waste Management, Inc.                     25,269
                                                -------------
                                                      254,844
                                                -------------
            COMMUNICATIONS EQUIPMENT--0.9%
      579   Ciena Corp. (b)                            11,968
      577   Cisco Systems, Inc. (b)                    12,688
    1,746   Corning, Inc.                              34,937
    1,209   QUALCOMM, Inc.                             66,907
    2,885   Tellabs, Inc. (b)                          14,829
                                                -------------
                                                      141,329
                                                -------------
            COMPUTERS & PERIPHERALS--2.1%
      320   Apple, Inc. (b)                            50,864
    1,839   Dell, Inc. (b)                             45,184
      913   EMC Corp. (b)                              13,704
      910   Hewlett-Packard Co.                        40,768


Page 54                      See Notes to Financial Statements

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            COMPUTERS & PERIPHERALS (CONTINUED)
      453   International Business Machines
               Corp.                            $      57,976
      401   Lexmark International, Inc.,
               Class A (b)                             14,067
    1,239   NetApp, Inc. (b)                           31,656
    4,932   Sun Microsystems, Inc. (b)                 52,427
                                                -------------
                                                      306,646
                                                -------------
            CONSTRUCTION & ENGINEERING--0.7%
      720   Fluor Corp.                                58,572
      665   Jacobs Engineering Group, Inc. (b)         51,431
                                                -------------
                                                      110,003
                                                -------------
            CONSTRUCTION MATERIALS--0.3%
      673   Vulcan Materials Co.                       43,200
                                                -------------
            CONSUMER FINANCE--0.8%
    1,412   Capital One Financial Corp.                59,107
    3,056   Discover Financial Services                44,770
      693   SLM Corp. (b)                              11,871
                                                -------------
                                                      115,748
                                                -------------
            CONTAINERS & PACKAGING--1.3%
    1,124   Ball Corp.                                 50,108
    2,992   Bemis Co., Inc.                            84,255
    2,823   Sealed Air Corp.                           61,259
                                                -------------
                                                      195,622
                                                -------------
            DISTRIBUTORS--0.3%
    1,014   Genuine Parts Co.                          40,672
                                                -------------
            DIVERSIFIED CONSUMER
               SERVICES--0.3%
    1,881   H&R Block, Inc.                            45,765
                                                -------------
            DIVERSIFIED FINANCIAL
               SERVICES--1.5%
    1,686   Bank of America Corp.                      55,469
    7,880   CIT Group, Inc.                            66,823
    1,173   JPMorgan Chase & Co.                       47,659
    1,143   Leucadia National Corp.                    51,172
                                                -------------
                                                      221,123
                                                -------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES--1.9%
    1,593   AT&T, Inc.                                 49,081
    1,885   CenturyTel, Inc.                           70,104
      568   Embarq Corp.                               25,997
    1,183   Frontier Communications Corp.              13,675
   10,240   Qwest Communications
               International, Inc.                     39,219
    1,137   Verizon Communications, Inc.               38,703
    3,261   Windstream Corp.                           38,871
                                                -------------
                                                      275,650
                                                -------------
            ELECTRIC UTILITIES--2.3%
    1,334   American Electric Power Co., Inc.          52,693
    3,087   Duke Energy Corp.                          54,269


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            ELECTRIC UTILITIES (CONTINUED)
      522   Edison International                $      25,233
      163   FirstEnergy Corp.                          11,989
      205   FPL Group, Inc.                            13,229
    1,569   Pepco Holdings, Inc.                       39,131
    2,180   Pinnacle West Capital Corp.                73,182
      962   Progress Energy, Inc.                      40,702
      768   Southern Co.                               27,180
                                                -------------
                                                      337,608
                                                -------------
            ELECTRICAL EQUIPMENT--0.6%
    1,358   Cooper Industries Ltd., Class A            57,267
      543   Emerson Electric Co.                       26,444
                                                -------------
                                                       83,711
                                                -------------
            ELECTRONIC EQUIPMENT &
               INSTRUMENTS--0.6%
    1,132   Agilent Technologies, Inc. (b)             40,820
      817   Jabil Circuit, Inc.                        13,284
    1,649   Molex, Inc.                                40,450
                                                -------------
                                                       94,554
                                                -------------
            ENERGY EQUIPMENT &
               SERVICES--4.8%
      614   Baker Hughes, Inc.                         50,907
    1,680   BJ Services Co.                            49,392
    1,212   Cameron International Corp. (b)            57,885
      831   ENSCO International, Inc.                  57,455
    1,264   Halliburton Co.                            56,652
    1,090   Nabors Industries Ltd. (b)                 39,741
      756   National Oilwell Varco, Inc. (b)           59,444
    1,033   Noble Corp.                                53,582
    1,435   Rowan Cos., Inc.                           57,113
      624   Schlumberger Ltd.                          63,397
      807   Smith International, Inc.                  60,025
      352   Transocean, Inc. (b)                       47,883
    1,353   Weatherford International Ltd. (b)         51,049
                                                -------------
                                                      704,525
                                                -------------
            FOOD & STAPLES RETAILING--2.6%
      956   Costco Wholesale Corp.                     59,922
    1,695   CVS Caremark Corp.                         61,868
      465   Kroger (The) Co.                           13,150
    1,880   Safeway, Inc.                              50,234
    2,171   SUPERVALU, Inc.                            55,621
      975   Sysco Corp.                                27,651
      825   Walgreen Co.                               28,331
    1,194   Wal-Mart Stores, Inc.                      69,991
    1,133   Whole Foods Market, Inc.                   25,119
                                                -------------
                                                      391,887
                                                -------------
            FOOD PRODUCTS--2.6%
    1,987   Archer-Daniels-Midland Co.                 56,888
      401   Campbell Soup Co.                          14,588
    2,783   ConAgra Foods, Inc.                        60,335
      662   General Mills, Inc.                        42,626
      279   Kellogg Co.                                14,804
      472   Kraft Foods, Inc., Class A                 15,019


                       See Notes to Financial Statements                 Page 55

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            FOOD PRODUCTS (CONTINUED)
      752   McCormick & Co., Inc.               $      30,155
    3,285   Sara Lee Corp.                             44,873
    2,694   Tyson Foods, Inc., Class A                 40,141
      862   Wm. Wrigley Jr. Co.                        68,064
                                                -------------
                                                      387,493
                                                -------------
            GAS UTILITIES--0.5%
      945   Nicor, Inc.                                37,630
      567   Questar Corp.                              29,983
                                                -------------
                                                       67,613
                                                -------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES--1.4%
      629   Baxter International, Inc.                 43,156
      330   Becton, Dickinson and Co.                  28,020
      153   C.R. Bard, Inc.                            14,205
    1,003   Hospira, Inc. (b)                          38,274
       50   Intuitive Surgical, Inc. (b)               15,565
      518   Medtronic, Inc.                            27,366
      656   St. Jude Medical, Inc. (b)                 30,556
      213   Stryker Corp.                              13,672
                                                -------------
                                                      210,814
                                                -------------
            HEALTH CARE PROVIDERS &
               SERVICES--2.5%
      662   Aetna, Inc.                                27,149
      335   AmerisourceBergen Corp.                    14,026
      260   Cardinal Health, Inc.                      13,970
      379   CIGNA Corp.                                14,031
      428   Express Scripts, Inc. (b)                  30,191
    1,687   Humana, Inc. (b)                           74,076
      193   Laboratory Corp. of America
               Holdings (b)                            13,043
    1,421   Medco Health Solutions, Inc. (b)           70,453
      830   Quest Diagnostics, Inc.                    44,123
    1,407   WellPoint, Inc. (b)                        73,797
                                                -------------
                                                      374,859
                                                -------------
            HEALTH CARE TECHNOLOGY--0.2%
    1,151   IMS Health, Inc.                           24,056
                                                -------------
            HOTELS, RESTAURANTS &
               LEISURE--1.6%
    2,035   Carnival Corp.                             75,174
    1,260   Darden Restaurants, Inc.                   41,038
      477   McDonald's Corp.                           28,520
    3,745   Wyndham Worldwide Corp.                    67,185
      765   Yum! Brands, Inc.                          27,402
                                                -------------
                                                      239,319
                                                -------------
            HOUSEHOLD DURABLES--1.7%
      645   Fortune Brands, Inc.                       36,965
    3,196   Newell Rubbermaid, Inc.                    52,830
      516   Snap-on, Inc.                              29,046
    1,197   Stanley Works (The)                        53,243
    1,087   Whirlpool Corp.                            82,285
                                                -------------
                                                      254,369
                                                -------------


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            HOUSEHOLD PRODUCTS--0.3%
      194   Colgate-Palmolive Co.               $      14,408
      224   Kimberly-Clark Corp.                       12,954
      221   Procter & Gamble (The) Co.                 14,471
                                                -------------
                                                       41,833
                                                -------------
            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS--0.4%
    2,793   AES (The) Corp. (b)                        45,079
      163   Constellation Energy Group                 13,555
                                                -------------
                                                       58,634
                                                -------------
            INDUSTRIAL CONGLOMERATES--0.4%
      386   3M Co.                                     27,170
      503   General Electric Co.                       14,230
      280   Textron, Inc.                              12,172
                                                -------------
                                                       53,572
                                                -------------
            INSURANCE--4.4%
      731   ACE Ltd.                                   37,062
      641   Aflac, Inc.                                35,646
      883   Allstate (The) Corp.                       40,812
      584   Aon Corp.                                  26,747
    1,369   Chubb (The) Corp.                          65,767
    2,641   Cincinnati Financial Corp.                 73,526
    2,260   Genworth Financial, Inc., Class A          36,092
      623   Hartford Financial Services Group
               (The), Inc.                             39,492
      592   Lincoln National Corp.                     28,238
      286   Loews Corp.                                12,744
      508   MetLife, Inc.                              25,791
    1,433   Progressive (The) Corp.                    29,018
      225   Prudential Financial, Inc.                 15,518
      999   Safeco Corp.                               66,094
      229   Torchmark Corp.                            13,293
    1,546   Travelers (The) Cos., Inc.                 68,210
    1,312   Unum Group                                 31,698
                                                -------------
                                                      645,748
                                                -------------
            INTERNET & CATALOG RETAIL--0.3%
      549   Amazon.com, Inc. (b)                       41,911
                                                -------------
            INTERNET SOFTWARE & SERVICES--0.4%
    1,157   Akamai Technologies, Inc. (b)              27,004
       51   Google, Inc., Class A (b)                  24,161
      355   VeriSign, Inc. (b)                         11,552
                                                -------------
                                                       62,717
                                                -------------
            IT SERVICES--2.4%
    1,003   Affiliated Computer Services,
               Inc., Class A (b)                       48,345
      320   Automatic Data Processing, Inc.            13,667
    1,238   Cognizant Technology Solutions
               Corp., Class A (b)                      34,751
    1,432   Computer Sciences Corp. (b)                67,833
    4,514   Convergys Corp. (b)                        57,328
    1,633   Electronic Data Systems Corp.              40,515
    1,305   Fidelity National Information
               Services, Inc.                          24,730


Page 56                      See Notes to Financial Statements

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            IT SERVICES (CONTINUED)
      296   Fiserv, Inc. (b)                    $      14,155
    2,171   Western Union  Co.                         60,006
                                                -------------
                                                      361,330
                                                -------------
            LEISURE EQUIPMENT &
               PRODUCTS--0.6%
      751   Hasbro, Inc.                               29,079
    3,134   Mattel, Inc.                               62,836
                                                -------------
                                                       91,915
                                                -------------
            LIFE SCIENCES TOOLS & SERVICES--1.4%
      801   Applied Biosystems, Inc.                   29,581
      395   Millipore Corp. (b)                        27,788
    2,408   PerkinElmer, Inc.                          70,073
      963   Thermo Fisher Scientific, Inc. (b)         58,281
      416   Waters Corp. (b)                           28,263
                                                -------------
                                                      213,986
                                                -------------
            MACHINERY--3.7%
      545   Caterpillar, Inc.                          37,888
    1,024   Cummins, Inc.                              67,932
      521   Danaher Corp.                              41,498
      372   Deere & Co.                                26,100
      555   Dover Corp.                                27,545
      474   Eaton Corp.                                33,673
      565   Illinois Tool Works, Inc.                  26,470
    1,075   Ingersoll-Rand Co. Ltd., Class A           38,700
    1,059   ITT Corp.                                  70,911
    1,650   Manitowoc (The) Co., Inc.                  43,494
      641   PACCAR, Inc.                               26,960
    1,014   Pall Corp.                                 40,986
      752   Parker Hannifin Corp.                      46,383
      261   Terex Corp. (b)                            12,353
                                                -------------
                                                      540,893
                                                -------------
            MEDIA--3.6%
    2,753   CBS Corp., Class B                         45,039
    2,121   Comcast Corp., Class A                     43,735
    2,589   DIRECTV Group (The), Inc. (b)              69,955
    3,095   Gannett Co., Inc.                          56,081
    2,371   Meredith Corp.                             60,603
      872   New York Times (The) Co., Class A          10,978
    4,460   News Corp., Class A                        63,020
      897   Omnicom Group, Inc.                        38,293
    4,532   Time Warner, Inc.                          64,898
      879   Viacom, Inc., Class B (b)                  24,550
      860   Walt Disney (The) Co.                      26,101
       46   Washington Post (The) Co., Class B         28,440
                                                -------------
                                                      531,693
                                                -------------
            METALS & MINING--2.6%
      972   AK Steel Holding Corp.                     61,721
    1,130   Alcoa, Inc.                                38,138
    1,131   Allegheny Technologies, Inc.               53,485
      572   Freeport-McMoRan Copper &
               Gold, Inc.                              55,341


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            METALS & MINING (CONTINUED)
    1,286   Newmont Mining Corp.                $      61,676
      898   Nucor Corp.                                51,384
      363   United States Steel Corp.                  58,211
                                                -------------
                                                      379,956
                                                -------------
            MULTILINE RETAIL--2.3%
      429   Big Lots, Inc. (b)                         13,067
    5,797   Dillard's, Inc., Class A                   58,608
    2,691   Family Dollar Stores, Inc.                 62,700
    1,848   J. C. Penney Co., Inc.                     56,974
    3,454   Macy's, Inc.                               64,970
    1,328   Nordstrom, Inc.                            38,167
      866   Target Corp.                               39,169
                                                -------------
                                                      333,655
                                                -------------
            MULTI-UTILITIES--3.4%
    1,271   Ameren Corp.                               52,225
    1,672   CenterPoint Energy, Inc.                   26,367
    1,801   CMS Energy Corp.                           24,314
    1,373   Consolidated Edison, Inc.                  54,509
      847   Dominion Resources, Inc.                   37,420
    1,580   DTE Energy Co.                             64,749
      528   Integrys Energy Group, Inc.                26,960
    2,994   NiSource, Inc.                             51,138
    1,014   PG&E Corp.                                 39,069
      713   Sempra Energy                              40,042
    1,873   TECO Energy, Inc.                          34,744
    2,674   Xcel Energy, Inc.                          53,640
                                                -------------
                                                      505,177
                                                -------------
            OFFICE ELECTRONICS--0.2%
    1,979   Xerox Corp.                                26,994
                                                -------------
            OIL, GAS & CONSUMABLE
               FUELS--6.7%
      896   Anadarko Petroleum Corp.                   51,887
      483   Apache Corp.                               54,178
      594   Cabot Oil & Gas Corp.                      26,142
    1,017   Chesapeake Energy Corp.                    51,003
      677   Chevron Corp.                              57,247
      711   ConocoPhillips                             58,032
      478   CONSOL Energy, Inc.                        35,558
      558   Devon Energy Corp.                         52,949
      409   EOG Resources, Inc.                        41,117
      609   Exxon Mobil Corp.                          48,982
      532   Hess Corp.                                 53,945
    1,293   Marathon Oil Corp.                         63,964
      684   Murphy Oil Corp.                           54,535
      667   Noble Energy                               49,271
      746   Occidental Petroleum Corp.                 58,807
      457   Peabody Energy Corp.                       30,916
      819   Range Resources Corp.                      39,771
    1,409   Southwestern Energy Co. (b)                51,161
      467   Spectra Energy Corp.                       12,688
    3,393   Tesoro Corp.                               52,388
      979   XTO Energy, Inc.                           46,238
                                                -------------
                                                      990,779
                                                -------------


                       See Notes to Financial Statements                 Page 57

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            PAPER & FOREST PRODUCTS--0.9%
    2,879   International Paper Co.             $      79,806
    2,251   MeadWestvaco Corp.                         60,349
                                                -------------
                                                      140,155
                                                -------------
            PERSONAL PRODUCTS--0.6%
      745   Avon Products, Inc.                        31,588
    1,155   Estee Lauder (The) Cos., Inc.,
               Class A                                 50,936
                                                -------------
                                                       82,524
                                                -------------
            PHARMACEUTICALS--2.8%
      507   Abbott Laboratories                        28,564
      258   Allergan, Inc.                             13,398
      595   Barr Pharmaceuticals, Inc. (b)             39,258
      581   Eli Lilly and Co.                          27,371
      417   Johnson & Johnson                          28,552
    6,406   King Pharmaceuticals, Inc. (b)             73,734
      356   Merck & Co., Inc.                          11,712
    3,334   Mylan, Inc. (b)                            43,242
    2,304   Pfizer, Inc.                               43,016
      681   Schering-Plough Corp.                      14,355
    1,975   Watson Pharmaceuticals, Inc. (b)           57,097
      839   Wyeth                                      33,996
                                                -------------
                                                      414,295
                                                -------------
            REAL ESTATE INVESTMENT TRUSTS--0.4%
    1,966   Host Hotels & Resorts, Inc.                25,774
      314   Plum Creek Timber Co., Inc.                15,298
      494   ProLogis                                   24,147
                                                -------------
                                                       65,219
                                                -------------
            REAL ESTATE MANAGEMENT &
               DEVELOPMENT--0.1%
    1,397   CB Richard Ellis Group, Inc.,
               Class A (b)                             19,628
                                                -------------
            ROAD & RAIL--0.9%
      537   Burlington Northern Santa Fe Corp.         55,918
      214   Norfolk Southern Corp.                     15,391
      779   Ryder System, Inc.                         51,383
      178   Union Pacific Corp.                        14,674
                                                -------------
                                                      137,366
                                                -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT--2.1%
    2,301   Advanced Micro Devices, Inc. (b)            9,687
      648   Altera Corp.                               14,224
      422   Analog Devices, Inc.                       12,875
      703   Applied Materials, Inc.                    12,176
    1,475   Broadcom Corp., Class A (b)                35,828
    1,874   Intel Corp.                                41,584
      659   KLA-Tencor Corp.                           24,772
      412   Linear Technology Corp.                    12,793
    4,472   Micron Technology, Inc. (b)                21,600
    2,532   Novellus Systems, Inc. (b)                 51,576
    1,212   Teradyne, Inc. (b)                         11,356
    1,906   Texas Instruments, Inc.                    46,468
      531   Xilinx, Inc.                               13,185
                                                -------------
                                                      308,124
                                                -------------


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            SOFTWARE--1.8%
    1,022   Adobe Systems, Inc. (b)             $      42,260
    1,118   BMC Software, Inc. (b)                     36,771
      581   CA, Inc.                                   13,863
      456   Citrix Systems, Inc. (b)                   12,148
    2,812   Compuware Corp. (b)                        30,932
      973   Intuit, Inc. (b)                           26,592
    1,916   Oracle Corp. (b)                           41,251
    2,773   Symantec Corp. (b)                         58,427
                                                -------------
                                                      262,244
                                                -------------
            SPECIALTY RETAIL--4.4%
    6,694   AutoNation, Inc. (b)                       69,082
      222   AutoZone, Inc. (b)                         28,924
      477   Bed Bath & Beyond, Inc. (b)                13,275
      678   Best Buy Co., Inc.                         26,930
      332   GameStop Corp., Class A (b)                13,449
    3,219   Gap (The), Inc.                            51,890
    2,291   Home Depot (The), Inc.                     54,595
    3,981   Limited Brands, Inc.                       65,647
    6,131   Office Depot, Inc. (b)                     41,691
    5,467   RadioShack Corp.                           91,189
    1,168   Sherwin-Williams (The) Co.                 62,196
    2,259   Staples, Inc.                              50,828
      658   Tiffany & Co.                              24,866
    1,705   TJX (The) Cos., Inc.                       57,476
                                                -------------
                                                      652,038
                                                -------------
            TEXTILES, APPAREL & LUXURY
               GOODS--1.0%
      465   Coach, Inc. (b)                            11,862
      976   Jones Apparel Group, Inc.                  16,338
      450   NIKE, Inc., Class B                        26,406
      641   Polo Ralph Lauren Corp.                    37,928
      754   VF Corp.                                   53,972
                                                -------------
                                                      146,506
                                                -------------
            THRIFTS & MORTGAGE FINANCE--0.4%
    3,217   Hudson City Bancorp, Inc.                  58,742
                                                -------------
            TOBACCO--1.1%
    2,610   Altria Group, Inc.                         53,114
      388   Lorillard, Inc. (b)                        26,039
    1,150   Reynolds American, Inc.                    64,204
      246   UST, Inc.                                  12,942
                                                -------------
                                                      156,299
                                                -------------
            TRADING COMPANIES &
               DISTRIBUTORS--0.3%
      492   W.W. Grainger, Inc.                        44,039
                                                -------------
            WIRELESS TELECOMMUNICATION
               SERVICES--0.2%
      635   American Tower Corp., Class A (b)          26,607
                                                -------------

            TOTAL COMMON STOCKS--100.0%
            (Cost $15,408,351)                     14,798,923


Page 58                      See Notes to Financial Statements

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            MONEY MARKET FUND--0.4%
   52,602   Morgan Stanley Institutional Treasury
               Money Market Fund--1.95% (c)
            (Cost $52,602)                      $      52,602
                                                -------------

            TOTAL INVESTMENTS--100.4%
            (Cost $15,460,953) (d)                 14,851,525
            NET OTHER ASSETS AND
               LIABILITIES--(0.4%)                    (52,496)
                                                -------------
            NET ASSETS--100.0%                  $  14,799,029
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c)  Represents annualized 7-day yield at July 31, 2008.

(d) Aggregate cost for federal income tax purposes is $15,672,678. As of July 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $695,663 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,516,816.

(e) This company filed for protection in federal bankruptcy court subsequent to the date of this report.


                       See Notes to Financial Statements                 Page 59

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS--99.8%
            AEROSPACE & DEFENSE--1.3%
      346   Alliant Techsystems, Inc. (b)       $      34,251
    1,510   BE Aerospace, Inc. (b)                     38,777
      744   DRS Technologies, Inc.                     58,627
                                                -------------
                                                      131,655
                                                -------------
            AIRLINES--1.6%
   28,727   AirTran Holdings, Inc. (b)                 83,883
    3,820   Alaska Air Group, Inc. (b)                 68,302
    3,142   JetBlue Airways Corp. (b)                  16,558
                                                -------------
                                                      168,743
                                                -------------
            AUTO COMPONENTS--1.2%
      939   ArvinMeritor, Inc.                         12,968
      792   BorgWarner, Inc.                           31,933
    1,623   Gentex Corp.                               25,092
    4,133   Lear Corp. (b)                             59,556
                                                -------------
                                                      129,549
                                                -------------
            AUTOMOBILES--0.5%
    2,756   Thor Industries, Inc.                      54,073
                                                -------------
            BEVERAGES--0.5%
    2,370   PepsiAmericas, Inc.                        56,098
                                                -------------
            BIOTECHNOLOGY--0.2%
      700   Vertex Pharmaceuticals, Inc. (b)           24,150
                                                -------------
            CAPITAL MARKETS--1.5%
    3,272   Apollo Investment Corp.                    52,122
      590   Eaton Vance Corp.                          21,913
      697   Jefferies Group, Inc.                      13,236
    1,332   Raymond James Financial, Inc.              38,495
    1,004   Waddell & Reed Financial, Inc.,
               Class A                                 33,534
                                                -------------
                                                      159,300
                                                -------------
            CHEMICALS--5.5%
    1,004   Airgas, Inc.                               57,508
      587   Albemarle Corp.                            22,852
    1,929   Cabot Corp.                                51,755
      384   CF Industries Holding, Inc.                62,768
    6,021   Chemtura Corp.                             39,257
      859   Cytec Industries, Inc.                     46,438
      757   FMC Corp.                                  56,298
    1,012   Lubrizol (The) Corp.                       50,398
      184   Minerals Technologies, Inc.                11,870
    1,707   RPM International, Inc.                    34,994
      667   Scotts Miracle-Gro (The) Co., Class A      12,993
      832   Sensient Technologies Corp.                25,892
    1,187   Terra Industries, Inc.                     64,097
    1,859   Valspar (The) Corp.                        40,285
                                                -------------
                                                      577,405
                                                -------------
            COMMERCIAL BANKS--3.6%
    1,823   Associated Banc-Corp.                      30,426
    5,391   Cathay General Bancorp                     85,933
      557   City National Corp.                        27,365
   10,607   Colonial BancGroup (The), Inc.             70,643


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMERCIAL BANKS (CONTINUED)
      719   FirstMerit Corp.                    $      14,150
      487   SVB Financial Group (b)                    28,046
    2,685   Synovus Financial Corp.                    25,534
    2,923   TCF Financial Corp.                        37,268
    1,890   Webster Financial Corp.                    37,535
      223   Westamerica Bancorporation                 11,596
      443   Wilmington Trust Corp.                     10,442
                                                -------------
                                                      378,938
                                                -------------
            COMMERCIAL SERVICES &
               SUPPLIES--4.9%
      717   Brink's (The) Co.                          49,444
      486   ChoicePoint, Inc. (b)                      23,255
    1,095   Copart, Inc. (b)                           48,027
      427   Corrections Corp. of America (b)           11,969
    1,315   Deluxe Corp.                               18,805
      134   Dun & Bradstreet (The) Corp.               12,950
      942   Herman Miller, Inc.                        24,624
    3,318   HNI Corp.                                  71,834
    3,032   Kelly Services, Inc., Class A              55,818
      745   Korn/Ferry International (b)               13,038
      805   Manpower, Inc.                             38,640
      293   Mine Safety Appliances Co.                  9,681
    5,513   MPS Group, Inc. (b)                        63,509
    2,397   Navigant Consulting, Inc. (b)              44,297
      395   Republic Services, Inc.                    12,838
      227   Stericycle, Inc. (b)                       13,563
                                                -------------
                                                      512,292
                                                -------------
            COMMUNICATIONS EQUIPMENT--1.9%
      983   ADTRAN, Inc.                               21,980
      630   Avocent Corp. (b)                          14,981
    1,111   CommScope, Inc. (b)                        49,539
    1,237   F5 Networks, Inc. (b)                      36,059
      992   Foundry Networks, Inc. (b)                 17,300
      464   Harris Corp.                               22,342
      525   Plantronics, Inc.                          12,784
      962   Polycom, Inc. (b)                          22,703
                                                -------------
                                                      197,688
                                                -------------
            COMPUTERS & PERIPHERALS--0.7%
      930   NCR Corp. (b)                              24,980
    1,697   Western Digital Corp. (b)                  48,856
                                                -------------
                                                       73,836
                                                -------------
            CONSTRUCTION & ENGINEERING--2.6%
    3,229   Dycom Industries, Inc. (b)                 51,245
    1,859   Granite Construction, Inc.                 58,799
    1,343   KBR, Inc.                                  38,276
    1,761   Quanta Services, Inc. (b)                  54,380
      948   Shaw Group (The), Inc. (b)                 54,794
      279   URS Corp. (b)                              11,696
                                                -------------
                                                      269,190
                                                -------------
            CONSUMER FINANCE--0.5%
    5,439   AmeriCredit Corp. (b)                      47,700
                                                -------------


Page 60                      See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            CONTAINERS & PACKAGING--1.8%
    1,118   AptarGroup, Inc.                    $      43,267
    1,635   Packaging Corp. of America                 41,725
      757   Sonoco Products Co.                        24,693
    5,200   Temple-Inland, Inc.                        84,500
                                                -------------
                                                      194,185
                                                -------------
            DIVERSIFIED CONSUMER
               SERVICES--2.4%
    2,019   Corinthian Colleges, Inc. (b)              31,799
      874   DeVry, Inc.                                49,652
      284   ITT Educational Services, Inc. (b)         25,157
      259   Matthews International Corp.,
               Class A                                 12,927
    2,224   Regis Corp.                                62,249
    2,377   Service Corp. International                22,748
      224   Strayer Education, Inc.                    49,885
                                                -------------
                                                      254,417
                                                -------------
            ELECTRIC UTILITIES--2.0%
      444   DPL, Inc.                                  11,269
    1,855   Great Plains Energy, Inc.                  46,857
      474   Hawaiian Electric Industries, Inc.         11,727
    1,217   IDACORP, Inc.                              36,279
      918   Northeast Utilities                        23,097
    2,766   Sierra Pacific Resources                   31,366
    2,180   Westar Energy, Inc.                        48,134
                                                -------------
                                                      208,729
                                                -------------
            ELECTRICAL EQUIPMENT--1.8%
      993   AMETEK, Inc.                               47,525
    1,176   Hubbell, Inc., Class B                     49,580
      712   Roper Industries, Inc.                     43,560
    1,239   Thomas & Betts Corp. (b)                   51,270
                                                -------------
                                                      191,935
                                                -------------
            ELECTRONIC EQUIPMENT &
                INSTRUMENTS--4.0%
    1,045   Amphenol Corp., Class A                    49,815
    1,526   Arrow Electronics, Inc. (b)                49,168
    2,148   Avnet, Inc. (b)                            58,554
    1,444   FLIR Systems, Inc. (b)                     58,828
    2,641   Ingram Micro, Inc., Class A (b)            48,674
   10,852   KEMET Corp. (b)                            14,759
      413   National Instruments Corp.                 14,063
      692   Tech Data Corp. (b)                        24,130
    1,313   Trimble Navigation Ltd. (b)                43,592
    6,607   Vishay Intertechnology, Inc. (b)           59,264
                                                -------------
                                                      420,847
                                                -------------
            ENERGY EQUIPMENT &
               SERVICES--2.6%
      492   Exterran Holdings, Inc. (b)                27,768
      762   FMC Technologies, Inc. (b)                 47,076
      814   Helmerich & Payne, Inc.                    48,132
      976   Patterson-UTI Energy, Inc.                 27,738
      496   Pride International, Inc. (b)              19,225


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            ENERGY EQUIPMENT & SERVICES
               (CONTINUED)
    1,063   Superior Energy Services, Inc. (b)  $      50,418
      901   Tidewater, Inc.                            54,007
                                                -------------
                                                      274,364
                                                -------------
            FOOD & STAPLES RETAILING--0.6%
    1,211   BJ's Wholesale Club, Inc. (b)              45,449
      683   Ruddick Corp.                              21,146
                                                -------------
                                                       66,595
                                                -------------
            FOOD PRODUCTS--1.7%
      477   Corn Products International, Inc.          22,185
    1,016   Hormel Foods Corp.                         36,749
      865   J.M. Smucker (The) Co.                     42,160
      774   Lancaster Colony Corp.                     25,163
    2,358   Smithfield Foods, Inc. (b)                 50,650
                                                -------------
                                                      176,907
                                                -------------
            GAS UTILITIES--1.1%
      678   AGL Resources, Inc.                        23,432
      451   Energen Corp.                              27,150
      509   Equitable Resources, Inc.                  26,595
    1,012   WGL Holdings, Inc.                         34,944
                                                -------------
                                                      112,121
                                                -------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES--1.2%
      347   Beckman Coulter, Inc.                      25,102
      318   DENTSPLY International, Inc.               12,800
      756   Edwards Lifesciences Corp. (b)             47,385
      434   Hill-Rom Holdings, Inc.                    12,191
      815   STERIS Corp.                               27,849
                                                -------------
                                                      125,327
                                                -------------
            HEALTH CARE PROVIDERS &
               SERVICES--3.6%
    1,209   Apria Healthcare Group, Inc. (b)           23,225
    1,422   Community Health Systems, Inc. (b)         46,898
    1,800   Health Management Associates, Inc.,
               Class A (b)                             11,070
      455   Henry Schein, Inc. (b)                     24,370
    1,223   Kindred Healthcare, Inc. (b)               32,984
    1,657   LifePoint Hospitals, Inc. (b)              47,440
      413   Lincare Holdings, Inc. (b)                 13,307
      447   Omnicare, Inc.                             13,160
    1,549   Psychiatric Solutions, Inc. (b)            54,246
      927   Universal Health Services, Inc.,
               Class B                                 56,194
    1,297   WellCare Health Plans, Inc. (b)            51,011
                                                -------------
                                                      373,905
                                                -------------
            HEALTH CARE TECHNOLOGY--0.1%
      259   Cerner Corp. (b)                           11,567
                                                -------------
            HOTELS, RESTAURANTS &
               LEISURE--1.8%
    1,639   Bob Evans Farms, Inc.                      46,942
    3,733   Boyd Gaming Corp.                          37,255


                       See Notes to Financial Statements                 Page 61

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            HOTELS, RESTAURANTS & LEISURE
               (CONTINUED)
    1,860   Brinker International, Inc.         $      34,205
      478   CBRL Group, Inc.                           11,553
      300   International Speedway Corp.,
               Class A                                 11,037
      793   Life Time Fitness, Inc. (b)                23,623
      791   Scientific Games Corp., Class A (b)        23,999
                                                -------------
                                                      188,614
                                                -------------
            HOUSEHOLD DURABLES--1.3%
    4,749   American Greetings Corp., Class A          70,380
      914   Mohawk Industries, Inc. (b)                53,899
      343   Tupperware Brands Corp.                    13,377
                                                -------------
                                                      137,656
                                                -------------
            HOUSEHOLD PRODUCTS--0.3%
      624   Church & Dwight Co., Inc.                  34,239
                                                -------------
            INDUSTRIAL CONGLOMERATES--0.2%
      808   Carlisle Cos., Inc.                        24,717
                                                -------------
            INSURANCE--3.0%
    1,314   American Financial Group, Inc.             38,067
      588   Everest Re Group Ltd.                      48,097
      930   Fidelity National Financial, Inc.,
               Class A                                 12,425
      444   First American Corp.                       11,189
      827   Hanover Insurance Group, Inc.              35,495
    2,772   HCC Insurance Holdings, Inc.               62,785
    2,508   Horace Mann Educators Corp.                34,761
      251   Mercury General Corp.                      12,678
      308   Protective Life Corp.                      11,076
      499   StanCorp Financial Group, Inc.             24,646
      850   Unitrin, Inc.                              23,452
                                                -------------
                                                      314,671
                                                -------------
            INTERNET & CATALOG RETAIL--0.4%
    1,349   NetFlix, Inc. (b)                          41,671
                                                -------------
            INTERNET SOFTWARE & SERVICES--0.2%
      608   Digital River, Inc. (b)                    24,253
                                                -------------
            IT SERVICES--1.6%
    2,040   Acxiom Corp.                               26,194
      207   Alliance Data Systems Corp. (b)            13,279
    1,670   Broadridge Financial Solutions, Inc.       34,569
    1,697   Gartner, Inc. (b)                          41,339
      755   Global Payments, Inc.                      33,439
      544   NeuStar, Inc., Class A (b)                 11,413
      522   SRA International, Inc., Class A (b)       11,458
                                                -------------
                                                      171,691
                                                -------------
            LEISURE EQUIPMENT &
               PRODUCTS--0.6%
    4,954   Callaway Golf Co.                          62,817
                                                -------------
            LIFE SCIENCES TOOLS &
            SERVICES--1.6%
      550   Charles River Laboratories
               International, Inc. (b)                 36,553


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            LIFE SCIENCES TOOLS & SERVICES
               (CONTINUED)
      409   Covance, Inc. (b)                   $      37,546
      299   Invitrogen Corp. (b)                       13,261
      820   Pharmaceutical Product
               Development, Inc.                       31,275
      454   Techne Corp. (b)                           36,102
      230   Varian, Inc. (b)                           11,362
                                                -------------
                                                      166,099
                                                -------------
            MACHINERY--7.1%
      671   AGCO Corp. (b)                             40,159
      608   Crane Co.                                  21,584
    1,050   Donaldson Co., Inc.                        47,366
      977   Federal Signal Corp.                       14,039
      429   Flowserve Corp.                            57,203
      308   Graco, Inc.                                11,159
      431   Harsco Corp.                               23,317
      954   IDEX Corp.                                 36,090
      618   Joy Global, Inc.                           44,632
    1,080   Kennametal, Inc.                           32,141
      596   Lincoln Electric Holdings, Inc.            47,889
      804   Nordson Corp.                              56,811
    2,832   Oshkosh Truck Corp.                        51,089
      669   Pentair, Inc.                              23,161
      445   SPX Corp.                                  56,417
    1,423   Timken (The) Co.                           46,987
    1,689   Trinity Industries, Inc.                   63,573
    1,205   Wabtec Corp.                               66,877
                                                -------------
                                                      740,494
                                                -------------
            MARINE--0.3%
      772   Alexander & Baldwin, Inc.                  33,497
                                                -------------
            MEDIA--3.3%
    1,573   DreamWorks Animation SKG, Inc.,
               Class A (b)                             46,718
    1,670   Entercom Communications Corp.,
               Class A                                 10,237
    5,118   Harte-Hanks, Inc.                          63,514
    1,041   John Wiley & Sons, Inc., Class A           47,199
    1,094   Marvel Entertainment, Inc. (b)             37,962
    3,923   Media General, Inc., Class A               49,744
    2,045   Scholastic Corp.                           52,741
    4,681   Valassis Communications, Inc. (b)          41,286
                                                -------------
                                                      349,401
                                                -------------
            METALS & MINING--2.4%
    1,343   Carpenter Technology Corp.                 51,974
      492   Cleveland-Cliffs, Inc.                     53,338
    1,554   Commercial Metals Co.                      46,387
      760   Reliance Steel & Aluminum Co.              48,002
    1,500   Steel Dynamics, Inc.                       47,520
      572   Worthington Industries, Inc.               10,147
                                                -------------
                                                      257,368
                                                -------------
            MULTILINE RETAIL--0.7%
    1,776   99 Cents Only Stores (b)                   11,881
    1,076   Dollar Tree, Inc. (b)                      40,350


Page 62                      See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            MULTILINE RETAIL (CONTINUED)
    2,135   Saks, Inc. (b)                      $      21,756
                                                -------------
                                                       73,987
                                                -------------
            MULTI-UTILITIES--3.4%
    1,711   Alliant Energy Corp.                       55,145
    1,462   Black Hills Corp.                          47,178
    1,422   Energy East Corp.                          35,536
      672   MDU Resources Group, Inc.                  21,444
      693   NSTAR                                      22,079
    1,109   OGE Energy Corp.                           36,286
    1,960   PNM Resources, Inc.                        22,952
    1,466   Puget Energy, Inc.                         40,374
      950   SCANA Corp.                                34,381
      751   Vectren Corp.                              21,929
      518   Wisconsin Energy Corp.                     23,372
                                                -------------
                                                      360,676
                                                -------------
            OFFICE ELECTRONICS--0.1%
      359   Zebra Technologies Corp.,
               Class A (b)                             11,061
                                                -------------
            OIL, GAS & CONSUMABLE
               FUELS--4.0%
      625   Arch Coal, Inc.                            35,194
      789   Bill Barrett Corp. (b)                     32,459
      841   Cimarex Energy Co.                         43,825
    1,606   Denbury Resources, Inc. (b)                45,193
      779   Encore Acquisition Co. (b)                 48,197
      718   Newfield Exploration Co. (b)               35,168
      737   Overseas Shipholding Group, Inc.           58,038
      749   Pioneer Natural Resources Co.              44,528
      803   Plains Exploration & Production
               Co. (b)                                 44,944
    1,213   Quicksilver Resources, Inc. (b)            31,732
                                                -------------
                                                      419,278
                                                -------------
            PERSONAL PRODUCTS--0.5%
      892   Alberto-Culver Co.                         23,932
      731   NBTY, Inc. (b)                             25,213
                                                -------------
                                                       49,145
                                                -------------
            PHARMACEUTICALS--0.5%
      485   Endo Pharmaceuticals Holdings,
               Inc. (b)                                11,228
      564   Medicis Pharmaceutical Corp.,
               Class A                                 10,355
      738   Perrigo Co.                                26,000
                                                -------------
                                                       47,583
                                                -------------
            REAL ESTATE INVESTMENT
               TRUSTS--0.8%
    1,438   Hospitality Properties Trust               30,629
      779   Potlatch Corp.                             36,278
      276   Rayonier, Inc.                             12,895
                                                -------------
                                                       79,802
                                                -------------


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            REAL ESTATE MANAGEMENT &
               DEVELOPMENT--0.1%
      195   Jones Lang LaSalle, Inc.            $       9,290
                                                -------------
            ROAD & RAIL--1.8%
    5,601   Avis Budget Group, Inc. (b)                34,166
      248   Con-way, Inc.                              12,539
    1,057   J.B.Hunt Transport Services, Inc.          39,088
      799   Kansas City Southern (b)                   43,945
    2,523   Werner Enterprises, Inc.                   60,072
                                                -------------
                                                      189,810
                                                -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT--3.0%
    3,368   Atmel Corp. (b)                            11,889
    1,894   Cypress Semiconductor Corp. (b)            51,611
    3,997   Fairchild Semiconductor
               International, Inc. (b)                 48,564
    2,358   Integrated Device Technology, Inc. (b)     23,627
    2,442   International Rectifier Corp. (b)          41,221
      964   Intersil Corp., Class A                    23,261
    1,297   Lam Research Corp. (b)                     42,658
    8,083   RF Micro Devices, Inc. (b)                 26,431
    1,666   Semtech Corp. (b)                          24,274
      650   Silicon Laboratories, Inc. (b)             21,262
                                                -------------
                                                      314,798
                                                -------------
            SOFTWARE--2.6%
    1,720   Activision Blizzard, Inc. (b)              61,885
    5,802   Cadence Design Systems, Inc. (b)           42,877
      542   Jack Henry & Associates, Inc.              11,702
      344   McAfee, Inc. (b)                           11,266
    1,406   Parametric Technology Corp. (b)            27,234
    1,594   Sybase, Inc. (b)                           53,574
      490   Synopsys, Inc. (b)                         11,770
    4,305   Wind River Systems, Inc. (b)               50,498
                                                -------------
                                                      270,806
                                                -------------
            SPECIALTY RETAIL--5.3%
      906   Advance Auto Parts, Inc.                   37,228
    1,496   Aeropostale, Inc. (b)                      48,246
    1,957   AnnTaylor Stores Corp. (b)                 44,130
    1,887   Barnes & Noble, Inc.                       44,646
    5,860   Borders Group, Inc.                        28,714
    1,652   CarMax, Inc. (b)                           22,137
    3,023   Collective Brands, Inc. (b)                38,936
    1,982   Dick's Sporting Goods, Inc. (b)            34,784
    1,883   Foot Locker, Inc.                          28,358
      626   Guess?, Inc.                               19,825
    2,350   PetSmart, Inc.                             53,369
    2,849   Rent-A-Center, Inc. (b)                    60,399
    1,650   Ross Stores, Inc.                          62,634
    1,127   Urban Outfitters, Inc. (b)                 37,202
                                                -------------
                                                      560,608
                                                -------------
            TEXTILES, APPAREL & LUXURY
               GOODS--1.1%
      864   Hanesbrands, Inc. (b)                      18,524
      960   Phillips-Van Heusen Corp.                  33,984


                       See Notes to Financial Statements                 Page 63

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            TEXTILES, APPAREL & LUXURY GOODS
               (CONTINUED)
      717   Timberland (The) Co., Class A (b)   $      10,282
    1,330   Warnaco Group (The), Inc. (b)              55,793
                                                -------------
                                                      118,583
                                                -------------
            THRIFTS & MORTGAGE FINANCE--0.2%
      911   First Niagara Financial Group, Inc.        12,745
      648   Washington Federal, Inc.                   12,053
                                                -------------
                                                       24,798
                                                -------------
            TOBACCO--0.5%
    1,037   Universal Corp.                            53,530
                                                -------------
            TRADING COMPANIES &
               DISTRIBUTORS--1.4%
      543   Fastenal Co.                               26,531
      793   GATX Corp.                                 36,058
      797   MSC Industrial Direct Co., Inc.,
               Class A                                 38,017
    2,988   United Rentals, Inc. (b)                   48,345
                                                -------------
                                                      148,951
                                                -------------
            WIRELESS TELECOMMUNICATION
               SERVICES--0.3%
      744   Telephone and Data Systems, Inc.           31,546
                                                -------------

            TOTAL COMMON STOCKS--99.8%
            (Cost $10,668,935)                     10,502,956

            MONEY MARKET FUND--0.9%
   90,557   Morgan Stanley Institutional Treasury
               Money Market Fund--1.95% (c)
            (Cost $90,557)                             90,557
                                                -------------

            TOTAL INVESTMENTS--100.7%
            (Cost $10,759,492) (d)                 10,593,513
            NET OTHER ASSETS AND
               LIABILITIES--(0.7)%                    (72,252)
                                                -------------
            NET ASSETS--100.0%                  $  10,521,261
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c)  Represents annualized 7-day yield at July 31, 2008.

(d) Aggregate cost for federal income tax purposes is $10,849,664. As of July 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $681,386 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $937,537.


Page 64                      See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS--100.0%
            AEROSPACE & DEFENSE--2.2%
      517   Applied Signal Technology, Inc.     $       7,569
      634   Cubic Corp.                                16,940
      632   Curtiss-Wright Corp.                       33,268
      574   Esterline Technologies Corp. (b)           28,000
      987   GenCorp, Inc. (b)                           8,271
      379   Moog, Inc., Class A (b)                    16,847
    1,200   Orbital Sciences Corp. (b)                 30,012
      579   Teledyne Technologies, Inc. (b)            36,419
      750   Triumph Group, Inc.                        39,720
                                                -------------
                                                      217,046
                                                -------------
            AIR FREIGHT & LOGISTICS--0.5%
      613   Forward Air Corp.                          22,430
      828   Hub Group, Inc., Class A (b)               32,176
                                                -------------
                                                       54,606
                                                -------------
            AIRLINES--0.4%
    2,793   Skywest, Inc.                              42,509
                                                -------------
            AUTO COMPONENTS--1.2%
    1,214   ATC Technology Corp. (b)                   30,496
    4,729   Spartan Motors, Inc.                       25,631
    4,329   Standard Motor Products, Inc.              40,649
    1,256   Superior Industries International, Inc.    21,214
                                                -------------
                                                      117,990
                                                -------------
            AUTOMOBILES--0.7%
    9,297   Monaco Coach Corp.                         20,825
    3,467   Winnebago Industries, Inc.                 44,239
                                                -------------
                                                       65,064
                                                -------------
            BEVERAGES--0.2%
      521   Boston Beer (The) Co., Inc.,
               Class A (b)                             23,596
                                                -------------
            BIOTECHNOLOGY--0.6%
      791   Cubist Pharmaceuticals, Inc. (b)           17,924
      838   Martek Biosciences Corp. (b)               31,517
      559   Savient Pharmaceuticals, Inc. (b)          14,858
                                                -------------
                                                       64,299
                                                -------------
            BUILDING PRODUCTS--1.3%
    1,749   Apogee Enterprises, Inc.                   30,223
      885   Gibraltar Industries, Inc.                 13,992
    3,226   Griffon Corp. (b)                          32,421
      732   Lennox International, Inc.                 26,132
      385   NCI Building Systems, Inc. (b)             14,422
      472   Universal Forest Products, Inc.            12,744
                                                -------------
                                                      129,934
                                                -------------
            CAPITAL MARKETS--0.4%
      211   Investment Technology Group, Inc. (b)       6,275
      316   optionsXpress Holdings, Inc.                7,840
      482   Piper Jaffray Cos., Inc. (b)               17,111
      696   TradeStation Group, Inc. (b)                7,503
                                                -------------
                                                       38,729
                                                -------------


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            CHEMICALS--1.7%
      307   A. Schulman, Inc.                   $       7,132
      213   Arch Chemicals, Inc.                        6,837
      630   H.B. Fuller Co.                            15,750
      427   NewMarket Corp.                            26,372
    1,077   OM Group, Inc. (b)                         36,186
    2,541   Omnova Solutions, Inc. (b)                  6,835
    2,374   Penford Corp.                              33,996
    2,027   PolyOne Corp. (b)                          15,203
      265   Quaker Chemical Corp.                       7,918
    4,679   Tronox, Inc., Class B                       6,551
      475   Zep, Inc.                                   8,108
                                                -------------
                                                      170,888
                                                -------------
            COMMERCIAL BANKS--5.1%
    2,753   Cascade Bancorp                            20,565
      731   Columbia Banking System, Inc.              11,045
      343   Community Bank System, Inc.                 8,095
    5,004   East West Bancorp, Inc.                    59,598
    3,343   First BanCorp                              29,251
    1,536   First Financial Bancorp                    17,357
      463   First Financial Bankshares, Inc.           21,247
      379   First Midwest Bancorp, Inc.                 7,781
    3,317   Frontier Financial Corp.                   38,311
      180   Hancock Holding Co.                         8,080
    1,766   Independent Bank Corp.                      8,954
      532   National Penn Bancshares, Inc.              7,145
      495   Old National Bancorp                        7,514
      465   PrivateBancorp, Inc.                       13,741
      264   Prosperity Bancshares, Inc.                 8,474
    1,107   Provident Bankshares Corp.                 10,074
      274   Signature Bank (b)                          8,064
      777   Sterling Bancshares, Inc.                   7,552
    8,533   Sterling Financial Corp.                   63,827
      516   Susquehanna Bancshares, Inc.                7,389
      551   UMB Financial Corp.                        30,344
    1,165   Umpqua Holdings Corp.                      15,821
      308   United Bankshares, Inc.                     7,759
    2,485   United Community Banks, Inc.               26,465
    1,158   Whitney Holding Corp.                      23,808
    1,649   Wilshire Bancorp, Inc.                     20,316
      889   Wintrust Financial Corp.                   18,358
                                                -------------
                                                      506,935
                                                -------------
            COMMERCIAL SERVICES &
               SUPPLIES--5.0%
      253   Administaff, Inc.                           7,264
      664   Angelica Corp.                             14,568
    1,662   Bowne & Co., Inc.                          21,490
      555   CDI Corp.                                  11,422
      574   Consolidated Graphics, Inc. (b)            19,229
      928   G&K Services, Inc., Class A                31,589
    1,022   Heidrick & Struggles International,
               Inc.                                    28,984
    1,128   Interface, Inc., Class A                   13,367
      707   Mobile Mini, Inc. (b)                      14,126
      881   On Assignment, Inc. (b)                     7,515
      713   School Specialty, Inc. (b)                 23,750


                       See Notes to Financial Statements                 Page 65

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            COMMERCIAL SERVICES & SUPPLIES
               (CONTINUED)
    7,646   Spherion Corp. (b)                  $      37,389
    1,249   Tetra Tech, Inc. (b)                       35,884
    1,873   Sykes Enterprises, Inc. (b)                33,077
    2,139   TrueBlue, Inc. (b)                         32,299
      765   United Stationers, Inc. (b)                29,322
    1,096   Viad Corp.                                 33,406
    2,966   Volt Information Sciences, Inc. (b)        41,137
      664   Waste Connections, Inc. (b)                24,163
      534   Watson Wyatt Worldwide, Inc.,
               Class A                                 30,940
                                                -------------
                                                      490,921
                                                -------------
            COMMUNICATIONS EQUIPMENT--1.9%
    2,508   Arris Group, Inc. (b)                      24,002
    1,144   Bel Fuse, Inc., Class B                    32,444
    1,039   Black Box Corp.                            30,858
      577   Comtech Telecommunications
               Corp. (b)                               28,348
    4,500   Digi International, Inc. (b)               45,540
    7,961   Network Equipment Technologies,
               Inc. (b)                                23,246
      737   PC-Tel, Inc.                                7,687
                                                -------------
                                                      192,125
                                                -------------
            COMPUTERS & PERIPHERALS--1.0%
    2,103   Hutchinson Technology, Inc. (b)            31,209
    3,174   Novatel Wireless, Inc. (b)                 29,677
      749   Synaptics, Inc. (b)                        36,116
                                                -------------
                                                       97,002
                                                -------------
            CONSTRUCTION & ENGINEERING--0.2%
      248   EMCOR Group, Inc. (b)                       7,470
      464   Insituform Technologies, Inc.,
               Class A (b)                              8,022
                                                -------------
                                                       15,492
                                                -------------
            CONSTRUCTION MATERIALS--0.2%
      600   Headwaters, Inc. (b)                        7,866
      252   Texas Industries, Inc.                     13,028
                                                -------------
                                                       20,894
                                                -------------
            CONSUMER FINANCE--1.4%
      912   Cash America International, Inc.           38,449
    1,885   First Cash Financial Services, Inc. (b)    35,947
    6,876   Rewards Network, Inc. (b)                  34,174
      839   World Acceptance Corp. (b)                 27,486
                                                -------------
                                                      136,056
                                                -------------
            CONTAINERS & PACKAGING--0.9%
   12,026   Chesapeake Corp. (b)                       21,647
    4,335   Myers Industries, Inc.                     48,552
      471   Rock-Tenn Co., Class A                     16,744
                                                -------------
                                                       86,943
                                                -------------


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            DISTRIBUTORS--0.2%
      719   Audiovox Corp., Class A (b)       $         6,564
      782   LKQ Corp. (b)                              16,031
                                                -------------
                                                       22,595
                                                -------------
            DIVERSIFIED CONSUMER
               SERVICES--0.5%
      864   Coinstar, Inc. (b)                         29,799
      660   Hillenbrand, Inc.                          15,279
                                                -------------
                                                       45,078
                                                -------------
            DIVERSIFIED FINANCIAL SERVICES--0.1%
      322   Financial Federal Corp.                     7,422
                                                -------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES--0.5%
    3,920   FairPoint Communications, Inc.             27,205
    3,085   General Communication, Inc.,
               Class A (b)                             27,672
                                                -------------
                                                       54,877
                                                -------------
            ELECTRIC UTILITIES--1.4%
      336   ALLETE, Inc.                               14,300
    1,459   Central Vermont Public Service Corp.       32,156
    1,211   Cleco Corp.                                30,432
    1,427   El Paso Electric Co. (b)                   29,482
      721   UIL Holdings Corp.                         22,553
      456   UniSource Energy Corp.                     13,931
                                                -------------
                                                      142,854
                                                -------------
            ELECTRICAL EQUIPMENT--2.4%
      861   A.O. Smith Corp.                           34,182
      147   Acuity Brands, Inc.                         6,006
    1,010   Baldor Electric Co.                        34,391
      626   Belden, Inc.                               23,112
      614   Brady Corp., Class A                       22,515
      607   II-VI, Inc. (b)                            23,345
    5,011   Magnetek, Inc. (b)                         23,301
      669   Regal-Beloit Corp.                         27,931
      991   Woodward Governor Co.                      44,595
                                                -------------
                                                      239,378
                                                -------------
            ELECTRONIC EQUIPMENT &
               INSTRUMENTS--4.9%
      356   Anixter International, Inc. (b)            24,219
    1,730   Benchmark Electronics, Inc. (b)            25,327
      968   Brightpoint, Inc. (b)                       6,670
    1,015   Checkpoint Systems, Inc. (b)               21,386
    3,515   CTS Corp.                                  45,204
    1,051   Daktronics, Inc.                           18,760
      997   Electro Scientific Industries, Inc. (b)    15,593
      281   FARO Technologies, Inc. (b)                 6,660
      621   Gerber Scientific, Inc. (b)                 7,371
    3,012   Insight Enterprises, Inc. (b)              38,434
      359   Itron, Inc. (b)                            33,146
      448   Littelfuse, Inc. (b)                       14,318
    3,381   Methode Electronics, Inc.                  37,833
      197   MTS Systems Corp.                           8,252
    3,102   Newport Corp. (b)                          32,540


Page 66                      See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            ELECTRONIC EQUIPMENT & INSTRUMENTS
               (CONTINUED)
      872   Park Electrochemical Corp.          $      22,096
    1,021   Plexus Corp. (b)                           29,099
      780   RadiSys Corp. (b)                           9,032
      188   Rogers Corp. (b)                            7,766
      264   ScanSource, Inc. (b)                        8,102
      563   SYNNEX Corp. (b)                           13,152
    2,079   Technitrol, Inc.                           29,148
    2,674   TTM Technologies, Inc. (b)                 30,083
                                                -------------
                                                      484,191
                                                -------------
            ENERGY EQUIPMENT &
               SERVICES--5.4%
      568   Atwood Oceanics, Inc. (b)                  26,077
    1,121   Basic Energy Services, Inc. (b)            30,177
      428   Bristow Group, Inc. (b)                    19,256
      484   CARBO Ceramics, Inc.                       26,484
      449   Dril-Quip, Inc. (b)                        24,309
      722   Gulf Island Fabrication, Inc.              32,021
      848   Helix Energy Solutions Group,
               Inc. (b)                                27,077
      625   Hornbeck Offshore Services, Inc. (b)       27,863
    2,024   ION Geophysical Corp. (b)                  32,323
      339   Lufkin Industries, Inc.                    30,239
    1,532   Matrix Service Co. (b)                     34,576
      518   NATCO Group, Inc., Class A (b)             24,683
      458   Oceaneering International, Inc. (b)        27,773
    1,502   Pioneer Drilling Co. (b)                   23,867
      395   SEACOR Holdings, Inc. (b)                  33,050
    1,114   Superior Well Services, Inc. (b)           35,380
    1,192   TETRA Technologies, Inc. (b)               22,565
      341   Unit Corp. (b)                             23,035
      369   W-H Energy Services, Inc. (b)              33,775
                                                -------------
                                                      534,530
                                                -------------
            FOOD & STAPLES RETAILING--1.5%
      868   Andersons (The), Inc.                      39,450
    1,220   Casey's General Stores, Inc.               30,012
      310   Great Atlantic & Pacific Tea
               (The) Co., Inc. (b)                      4,932
      503   Longs Drug Stores Corp.                    23,515
      825   Nash Finch Co.                             32,563
      307   Spartan Stores, Inc.                        7,304
      725   United Natural Foods, Inc. (b)             13,935
                                                -------------
                                                      151,711
                                                -------------
            FOOD PRODUCTS--2.2%
    2,138   Darling International, Inc. (b)            34,593
    1,247   Flowers Foods, Inc.                        37,497
      940   Green Mountain Coffee Roasters,
               Inc. (b)                                34,169
      301   Hain Celestial Group (The), Inc. (b)        7,868
      773   J & J Snack Foods Corp.                    24,481
      429   Ralcorp Holdings, Inc. (b)                 23,149
    1,023   Sanderson Farms, Inc.                      40,654
      582   TreeHouse Foods, Inc. (b)                  15,772
                                                -------------
                                                      218,183
                                                -------------


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            GAS UTILITIES--0.8%
      769   Atmos Energy Corp.                  $      20,355
      175   Laclede Group (The), Inc.                   7,422
      153   Northwest Natural Gas Co.                   6,923
      270   Piedmont Natural Gas Co., Inc.              7,231
      523   Southern Union Co.                         13,661
      713   Southwest Gas Corp.                        20,605
      246   UGI Corp.                                   6,657
                                                -------------
                                                       82,854
                                                -------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES--4.5%
      293   Abaxis, Inc. (b)                            5,828
    1,418   American Medical Systems
               Holdings, Inc. (b)                      23,354
      224   Analogic Corp.                             16,392
      519   ArthroCare Corp. (b)                       10,972
    4,132   BioLase Technology, Inc. (b)               12,148
      798   CONMED Corp. (b)                           24,251
      380   Cooper  (The) Cos., Inc.                   12,806
    1,853   CryoLife, Inc. (b)                         25,182
      977   Cyberonics, Inc. (b)                       26,985
      408   Greatbatch, Inc. (b)                        8,348
      127   Haemonetics Corp. (b)                       7,374
      290   IDEXX Laboratories, Inc. (b)               15,515
      546   Immucor, Inc. (b)                          16,451
      635   Integra LifeSciences Holdings (b)          28,994
      691   Invacare Corp.                             16,259
      661   Kensey Nash Corp. (b)                      22,957
      254   Mentor Corp.                                6,302
      262   Meridian Bioscience, Inc.                   6,815
      961   Merit Medical Systems, Inc. (b)            19,422
    2,483   Osteotech, Inc. (b)                        14,302
      315   SurModics, Inc. (b)                        13,258
    1,307   Symmetry Medical, Inc. (b)                 21,840
    5,839   Theragenics Corp. (b)                      21,137
      249   Vital Signs, Inc.                          18,214
      326   West Pharmaceutical Services, Inc.         14,970
    1,049   Zoll Medical Corp. (b)                     33,043
                                                -------------
                                                      443,119
                                                -------------
            HEALTH CARE PROVIDERS &
               SERVICES--5.1%
      701   Amedisys, Inc. (b)                         44,949
    1,698   AMERIGROUP Corp. (b)                       43,129
    1,253   AMN Healthcare Services, Inc. (b)          23,682
      870   AmSurg Corp. (b)                           23,316
    1,683   Centene Corp. (b)                          37,548
      386   Chemed Corp.                               16,521
      981   Cross Country Healthcare, Inc. (b)         15,647
      371   Gentiva Health Services, Inc. (b)           9,475
    1,172   HealthExtras, Inc. (b)                     35,172
    2,093   HealthSpring, Inc. (b)                     40,709
      329   HMS Holdings Corp. (b)                      8,186
      508   inVentiv Health, Inc. (b)                  12,273
    1,216   LHC Group, Inc. (b)                        34,072
      572   Magellan Health Services, Inc. (b)         23,881
    1,572   MedCath Corp. (b)                          29,349


                       See Notes to Financial Statements                 Page 67

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            HEALTH CARE PROVIDERS & SERVICES
               (CONTINUED)
      871   Molina Healthcare, Inc. (b)         $      25,991
    2,176   Odyssey HealthCare, Inc. (b)               20,498
      867   PSS World Medical, Inc. (b)                14,531
    1,322   RehabCare Group, Inc. (b)                  21,892
    1,192   Res-Care, Inc. (b)                         21,885
                                                -------------
                                                      502,706
                                                -------------
            HEALTH CARE TECHNOLOGY--0.5%
    2,144   Omnicell, Inc. (b)                         34,840
      786   Phase Forward, Inc. (b)                    14,462
                                                -------------
                                                       49,302
                                                -------------
            HOTELS, RESTAURANTS &
               LEISURE--4.7%
      569   Buffalo Wild Wings, Inc. (b)               18,737
    1,894   California Pizza Kitchen, Inc. (b)         24,717
      504   CEC Entertainment, Inc. (b)                17,569
      567   CKE Restaurants, Inc.                       6,957
      378   DineEquity, Inc.                            8,732
      946   Jack in the Box, Inc. (b)                  20,415
    1,180   Landry's Restaurants, Inc.                 17,193
      945   Marcus (The) Corp.                         15,035
    7,992   Multimedia Games, Inc. (b)                 41,239
    3,512   O'Charley's, Inc.                          39,510
      316   P.F. Chang's China Bistro, Inc. (b)         8,216
      764   Panera Bread Co., Class A (b)              38,276
    1,063   Papa John's International, Inc. (b)        30,072
      356   Peet's Coffee & Tea, Inc. (b)               6,938
    1,347   Pinnacle Entertainment, Inc. (b)           15,221
    1,019   Red Robin Gourmet Burgers, Inc. (b)        25,302
    6,542   Ruby Tuesday, Inc.                         45,008
    6,820   Ruth's Chris Steak House, Inc. (b)         32,531
    3,349   Steak n Shake (The) Co. (b)                23,075
    2,363   Texas Roadhouse, Inc., Class A (b)         21,929
      237   WMS Industries, Inc. (b)                    6,679
                                                -------------
                                                      463,351
                                                -------------
            HOUSEHOLD DURABLES--1.1%
      862   Ethan Allen Interiors, Inc.                21,636
    2,849   Libbey, Inc.                               25,840
      440   National Presto Industries, Inc.           31,451
    1,773   Russ Berrie and Co., Inc. (b)              17,216
      676   Universal Electronics, Inc. (b)            15,359
                                                -------------
                                                      111,502
                                                -------------
            HOUSEHOLD PRODUCTS--0.1%
      242   WD-40 Co.                                   8,269
                                                -------------
            INDUSTRIAL CONGLOMERATES--0.5%
    1,022   Standex International Corp.                22,372
    1,923   Tredegar Corp.                             31,498
                                                -------------
                                                       53,870
                                                -------------
            INSURANCE--3.4%
      916   Delphi Financial Group, Inc., Class A      22,854
      650   Hilb Rogal & Hobbs Co.                     28,178



   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            INSURANCE (CONTINUED)
      511   Infinity Property & Casualty Corp.  $      22,770
    1,426   National Financial Partners Corp.          29,732
      392   Navigators Group (The), Inc. (b)           18,644
      416   Philadelphia Consolidated Holding
               Corp. (b)                               24,315
    1,375   Presidential Life Corp.                    22,055
      441   ProAssurance Corp. (b)                     21,583
      571   RLI Corp.                                  31,188
      991   Safety Insurance Group, Inc.               42,087
    1,506   Selective Insurance Group, Inc.            32,530
      667   Tower Group, Inc.                          15,194
    1,049   United Fire & Casualty Co.                 28,501
                                                -------------
                                                      339,631
                                                -------------
            INTERNET & CATALOG RETAIL--0.5%
    2,307   PetMed Express, Inc. (b)                   33,451
    1,132   Stamps.com, Inc. (b)                       15,407
                                                -------------
                                                       48,858
                                                -------------
            INTERNET SOFTWARE &
               SERVICES--0.3%
      307   j2 Global Communications, Inc. (b)          7,359
      731   Perficient, Inc. (b)                        7,361
      839   Websense, Inc. (b)                         17,510
                                                -------------
                                                       32,230
                                                -------------
            IT SERVICES--2.4%
      772   CACI International Inc., Class A (b)       34,709
    4,551   CIBER, Inc. (b)                            32,176
    1,923   CSG Systems International, Inc. (b)        34,114
    1,689   Cybersource Corp. (b)                      29,980
    3,940   Gevity HR, Inc.                            29,353
      734   ManTech International Corp.,
               Class A (b)                             40,986
      406   MAXIMUS, Inc.                              15,067
    1,012   SI International, Inc. (b)                 18,499
      752   StarTek, Inc. (b)                           6,783
                                                -------------
                                                      241,667
                                                -------------
            LEISURE EQUIPMENT &
               PRODUCTS--1.4%
    2,700   Arctic Cat, Inc.                           24,030
    3,333   Brunswick Corp.                            42,995
    1,617   JAKKS Pacific, Inc. (b)                    35,542
      350   Polaris Industries, Inc.                   14,980
      761   RC2 Corp. (b)                              17,473
                                                -------------
                                                      135,020
                                                -------------
            LIFE SCIENCES TOOLS &
               SERVICES--1.0%
    2,407   Cambrex Corp. (b)                          18,317
      106   Dionex Corp. (b)                            7,369
    1,259   Enzo Biochem, Inc. (b)                     17,890
      389   Kendle International, Inc. (b)             16,007
    1,343   PAREXEL International Corp. (b)            39,257
                                                -------------
                                                       98,840
                                                -------------


Page 68                      See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            MACHINERY--4.1%
      659   Astec Industries, Inc. (b)         $       21,035
      918   Barnes Group, Inc.                         20,738
    2,229   Briggs & Stratton Corp.                    30,181
      835   Cascade Corp.                              36,640
      403   CLARCOR, Inc.                              15,524
      946   EnPro Industries, Inc. (b)                 34,065
      622   Gardner Denver, Inc. (b)                   28,363
      412   Kaydon Corp.                               19,537
      333   Lindsay Corp.                              30,726
    1,689   Lydall, Inc. (b)                           26,281
      878   Mueller Industries, Inc.                   22,538
      708   Robbins & Myers, Inc.                      35,945
      339   Valmont Industries, Inc.                   36,242
    2,804   Wabash National Corp.                      26,077
      851   Watts Water Technologies, Inc.,
               Class A                                 25,139
                                                -------------
                                                      409,031
                                                -------------
            MARINE--0.1%
      294   Kirby Corp. (b)                            14,030
                                                -------------
            MEDIA--0.4%
      297   Arbitron, Inc.                             13,959
      767   E.W. Scripps (The) Co., Class A             5,308
    1,336   Live Nation, Inc. (b)                      16,860
                                                -------------
                                                       36,127
                                                -------------
            METALS & MINING--1.1%
      741   A.M. Castle & Co.                          14,998
      497   AMCOL International Corp.                  15,864
      289   Brush Engineered Materials, Inc. (b)        6,916
      425   Century Aluminum Co. (b)                   25,254
      465   Olympic Steel, Inc.                        23,645
      992   RTI International Metals, Inc. (b)         27,042
                                                -------------
                                                      113,719
                                                -------------
            MULTILINE RETAIL--0.4%
      629   Fred's, Inc.                                8,089
    8,595   Tuesday Morning Corp. (b)                  33,005
                                                -------------
                                                       41,094
                                                -------------
            MULTI-UTILITIES--0.4%
      658   Avista Corp.                               14,884
      596   CH Energy Group, Inc.                      21,605
                                                -------------
                                                       36,489
                                                -------------
            OIL, GAS & CONSUMABLE
               FUELS--1.8%
      468   Penn Virginia Corp.                        28,431
      319   Petroleum Development Corp. (b)            17,644
    1,313   PetroQuest Energy, Inc. (b)                27,402
      547   St. Mary Land & Exploration Co.            23,280
      536   Stone Energy Corp. (b)                     27,347
      535   Swift Energy Co. (b)                       27,189
      966   World Fuel Services Corp.                  23,281
                                                -------------
                                                      174,574
                                                -------------


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            PAPER & FOREST PRODUCTS--1.1%
    4,176   Buckeye Technologies, Inc. (b)      $      40,717
    1,691   Neenah Paper, Inc.                         31,588
    1,258   Schweitzer-Mauduit International, Inc.     23,411
    1,833   Wausau Paper Corp.                         16,240
                                                -------------
                                                      111,956
                                                -------------
            PERSONAL PRODUCTS--0.2%
      326   Chattem, Inc. (b)                          21,017
                                                -------------
            PHARMACEUTICALS--0.8%
      661   Noven Pharmaceuticals, Inc. (b)             8,210
    1,005   Salix Pharmaceuticals, Ltd. (b)             8,020
    1,095   Sciele Pharma, Inc. (b)                    20,422
    3,194   ViroPharma, Inc. (b)                       39,317
                                                -------------
                                                       75,969
                                                -------------
            REAL ESTATE INVESTMENT
               TRUSTS--1.0%
    1,765   Colonial Properties Trust                  35,228
      649   DiamondRock Hospitality Co.                 5,984
      143   Entertainment Properties Trust              7,671
    1,380   Extra Space Storage, Inc.                  19,555
    1,396   Medical Properties Trust, Inc.             15,482
      338   National Retail Properties, Inc.            7,145
      362   Senior Housing Properties Trust             7,620
                                                -------------
                                                       98,685
                                                -------------
            ROAD & RAIL--1.2%
      771   Arkansas Best Corp.                        28,635
      474   Heartland Express, Inc.                     8,077
    1,158   Knight Transportation, Inc.                21,909
      512   Landstar System, Inc.                      25,897
      941   Old Dominion Freight Line, Inc. (b)        34,535
                                                -------------
                                                      119,053
                                                -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT--3.2%
      516   Advanced Energy Industries, Inc. (b)        7,131
      253   ATMI, Inc. (b)                              5,700
    1,709   Brooks Automation, Inc. (b)                13,347
      426   Cabot Microelectronics Corp. (b)           16,631
    1,051   Cymer, Inc. (b)                            27,841
      767   Diodes, Inc. (b)                           19,919
      310   FEI Co. (b)                                 7,828
    7,385   Kopin Corp. (b)                            23,854
    1,938   Kulicke & Soffa Industries, Inc. (b)       12,326
      772   Micrel, Inc.                                7,349
    1,122   Microsemi Corp. (b)                        29,127
    1,290   MKS Instruments, Inc. (b)                  26,574
    1,428   Pericom Semiconductor Corp. (b)            20,363
    4,014   Photronics, Inc. (b)                       17,060
      918   Rudolph Technologies, Inc. (b)              8,014
    2,863   Skyworks Solutions, Inc. (b)               27,084
      520   Standard Microsystems Corp. (b)            13,790
      303   Supertex, Inc. (b)                          9,093
      812   Varian Semiconductor Equipment
               Associates, Inc. (b)                    23,727
                                                -------------
                                                      316,758
                                                -------------


                       See Notes to Financial Statements                 Page 69

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            SOFTWARE--2.3%
      750   ANSYS, Inc. (b)                     $      34,410
      330   Blackbaud, Inc.                             5,894
      992   Catapult Communications Corp. (b)           7,341
      850   Concur Technologies, Inc. (b)              35,036
      251   FactSet Research Systems, Inc.             14,475
      470   Informatica Corp. (b)                       7,609
      781   JDA Software Group, Inc. (b)               13,332
      595   Manhattan Associates, Inc. (b)             14,601
      463   MICROS Systems, Inc. (b)                   14,668
      642   Phoenix Technologies Ltd. (b)               7,749
      241   Quality Systems, Inc.                       7,917
      194   SPSS, Inc. (b)                              6,412
    1,382   Take-Two Interactive Software,
               Inc. (b)                                31,510
    1,562   Tyler Technologies, Inc. (b)               24,961
                                                -------------
                                                      225,915
                                                -------------
            SPECIALTY RETAIL--7.1%
    1,582   Aaron Rents, Inc.                          43,457
    4,667   Big 5 Sporting Goods Corp.                 37,289
    2,607   Brown Shoe Co., Inc.                       42,077
    3,209   Cabela's, Inc., Class A (b)                37,289
    1,488   Cato (The) Corp., Class A                  26,620
    1,989   Charlotte Russe Holding, Inc. (b)          25,777
      783   Children's Place Retail Stores
               (The), Inc. (b)                         29,793
    1,056   Dress Barn (The), Inc. (b)                 17,033
    1,144   Genesco, Inc. (b)                          33,634
    1,778   Group 1 Automotive, Inc.                   34,938
      882   Gymboree (The) Corp. (b)                   32,987
    1,407   Haverty Furniture Cos., Inc.               16,068
    1,005   Hibbett Sports, Inc. (b)                   21,155
    6,530   Hot Topic, Inc. (b)                        41,074
      614   Jo-Ann Stores, Inc. (b)                    13,490
      792   Jos. A. Bank Clothiers, Inc. (b)           17,741
    7,180   Lithia Motors, Inc., Class A               33,387
    2,169   Men's Wearhouse (The), Inc.                43,185
    3,942   MarineMax, Inc. (b)                        25,938
    2,541   OfficeMax, Inc.                            32,423
      810   Pep Boys-Manny, Moe & Jack (The)            5,978
    2,741   Sonic Automotive, Inc., Class A            27,602
    3,133   Stein Mart, Inc.                           14,005
    1,717   Tween Brands, Inc. (b)                     23,643
      748   Zale Corp. (b)                             16,546
      426   Zumiez, Inc. (b)                            6,288
                                                -------------
                                                      699,417
                                                -------------
            TEXTILES, APPAREL & LUXURY
               GOODS--2.7%
      203   Deckers Outdoor Corp. (b)                  22,941
      486   Fossil, Inc. (b)                           13,015
    1,755   Iconix Brand Group, Inc. (b)               21,060
    1,047   Maidenform Brands, Inc. (b)                16,030
    1,784   Movado Group, Inc.                         38,356
    1,845   Oxford Industries, Inc.                    38,818
      999   Perry Ellis International, Inc. (b)        21,728


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            TEXTILES, APPAREL & LUXURY GOODS
               (CONTINUED)
    2,158   Quiksilver, Inc. (b)                $      16,552
    1,430   Skechers U.S.A., Inc., Class A (b)         27,027
      475   UniFirst Corp.                             21,266
      886   Volcom, Inc. (b)                           15,895
      530   Wolverine World Wide, Inc.                 14,167
                                                -------------
                                                      266,855
                                                -------------
            THRIFTS & MORTGAGE FINANCE--1.1%
    4,032   Anchor BanCorp Wisconsin, Inc.             29,030
    8,492   Corus Bankshares, Inc.                     33,204
    9,389   Flagstar Bancorp, Inc.                     41,687
    1,316   Guaranty Financial Group, Inc. (b)          4,356
                                                -------------
                                                      108,277
                                                -------------
            TOBACCO--0.1%
    1,383   Alliance One International, Inc. (b)        6,182
                                                -------------
            TRADING COMPANIES &
               DISTRIBUTORS--0.6%
      877   Applied Industrial Technologies, Inc.      23,434
      310   Kaman Corp.                                 7,775
      570   Lawson Products                            16,712
      169   Watsco, Inc.                                8,428
                                                -------------
                                                       56,349
                                                -------------

            TOTAL COMMON STOCKS--100.0%
            (Cost $10,122,852)                      9,914,564


            MONEY MARKET FUND--0.8%
   79,136   Morgan Stanley Institutional Treasury
               Money Market Fund--1.95% (c)
            (Cost $79,136)                             79,136
                                                -------------

            TOTAL INVESTMENTS--100.8%
            (Cost $10,201,988) (d)                  9,993,700
            NET OTHER ASSETS AND
               LIABILITIES--(0.8%)                    (77,895)
                                                -------------
            NET ASSETS--100.0%                  $   9,915,805
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c)  Represents annualized 7-day yield at July 31, 2008.

(d) Aggregate cost for federal income tax purposes is $10,452,601. As of July 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $443,327 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $902,228.


Page 70                      See Notes to Financial Statements

FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS--100.0%
            AEROSPACE & DEFENSE--2.2%
      584   Boeing (The) Co.                    $      35,688
    2,428   Goodrich Corp.                            119,313
    1,723   Northrop Grumman Corp.                    116,113
      798   Precision Castparts Corp.                  74,557
    1,365   Raytheon Co.                               77,709
    1,245   United Technologies Corp.                  79,655
                                                -------------
                                                      503,035
                                                -------------
            AIR FREIGHT & LOGISTICS--0.8%
    2,438   FedEx Corp.                               192,212
                                                -------------
            AIRLINES--0.6%
    8,839   Southwest Airlines Co.                    137,800
                                                -------------
            AUTO COMPONENTS--0.7%
    5,358   Johnson Controls, Inc.                    161,597
                                                -------------
            AUTOMOBILES--0.5%
   23,963   Ford Motor Co. (b)                        115,022
                                                -------------
            BEVERAGES--1.0%
    8,883   Coca-Cola Enterprises, Inc.               150,389
    1,414   Molson Coors Brewing Co., Class B          76,314
                                                -------------
                                                      226,703
                                                -------------
            BUILDING PRODUCTS--0.2%
    2,443   Masco Corp.                                40,285
                                                -------------
            CAPITAL MARKETS--1.1%
      944   Ameriprise Financial, Inc.                 40,120
      882   Legg Mason, Inc.                           35,589
    9,697   Lehman Brothers Holdings, Inc. (e)        168,146
                                                -------------
                                                      243,855
                                                -------------
            CHEMICALS--3.1%
    3,188   Ashland, Inc.                             133,163
    5,503   Dow Chemical (The) Co.                    183,305
    2,687   E.I. du Pont de Nemours and Co.           117,717
      984   International Flavors & Fragrances, Inc.   39,576
    2,009   PPG Industries, Inc.                      121,826
    1,655   Rohm and Haas Co.                         124,125
                                                -------------
                                                      719,712
                                                -------------
            COMMERCIAL BANKS--7.9%
    6,749   BB&T Corp.                                189,107
    5,996   Comerica, Inc.                            172,205
   15,096   Fifth Third Bancorp                       210,891
   19,976   Huntington Bancshares, Inc.               140,232
   17,496   KeyCorp                                   184,583
    1,090   M&T Bank Corp.                             76,714
   10,025   Marshall & Ilsley Corp.                   152,380
      673   PNC Financial Services Group, Inc.         47,978
   17,608   Regions Financial Corp.                   166,924
    2,122   SunTrust Banks, Inc.                       87,129
    9,896   Wachovia Corp.                            170,904
    3,236   Wells Fargo & Co.                          97,954
    4,881   Zions Bancorporation                      142,867
                                                -------------
                                                    1,839,868
                                                -------------


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMERCIAL SERVICES &
               SUPPLIES--2.7%
    9,133   Allied Waste Industries, Inc. (b)   $     110,509
    1,749   Avery Dennison Corp.                       76,973
    5,797   Cintas Corp.                              164,867
    1,864   Monster Worldwide, Inc. (b)                33,067
    1,294   R.R. Donnelley & Sons Co.                  34,550
    4,809   Robert Half International, Inc.           121,620
    2,037   Waste Management, Inc.                     72,395
                                                -------------
                                                      613,981
                                                -------------
            COMMUNICATIONS EQUIPMENT--0.8%
    1,658   Ciena Corp. (b)                            34,271
    5,001   Corning, Inc.                             100,070
    8,262   Tellabs, Inc. (b)                          42,467
                                                -------------
                                                      176,808
                                                -------------
            COMPUTERS & PERIPHERALS--0.8%
    2,616   EMC Corp. (b)                              39,266
   14,126   Sun Microsystems, Inc. (b)                150,160
                                                -------------
                                                      189,426
                                                -------------
            CONSTRUCTION MATERIALS--0.5%
    1,928   Vulcan Materials Co.                      123,758
                                                -------------
            CONSUMER FINANCE--1.3%
    4,043   Capital One Financial Corp.               169,240
    8,752   Discover Financial Services               128,217
                                                -------------
                                                      297,457
                                                -------------
            CONTAINERS & PACKAGING--2.0%
    8,568   Bemis Co., Inc.                           241,275
   10,106   Sealed Air Corp.                          219,300
                                                -------------
                                                      460,575
                                                -------------
            DISTRIBUTORS--0.5%
    2,905   Genuine Parts Co.                         116,520
                                                -------------
            DIVERSIFIED FINANCIAL
               SERVICES--2.1%
    4,829   Bank of America Corp.                     158,874
   22,567   CIT Group, Inc.                           191,368
    3,359   JPMorgan Chase & Co.                      136,476
                                                -------------
                                                      486,718
                                                -------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES--3.4%
    4,562   AT&T, Inc.                                140,555
    5,397   CenturyTel, Inc.                          200,715
    1,625   Embarq Corp.                               74,376
    3,388   Frontier Communications Corp.              39,165
   29,329   Qwest Communications
               International, Inc.                    112,330
    3,256   Verizon Communications, Inc.              110,834
    9,340   Windstream Corp.                          111,333
                                                -------------
                                                      789,308
                                                -------------
            ELECTRIC UTILITIES--4.2%
    3,820   American Electric Power Co., Inc.         150,890
    8,843   Duke Energy Corp.                         155,460
    1,495   Edison International                       72,268


                       See Notes to Financial Statements                 Page 71

FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            ELECTRIC UTILITIES (CONTINUED)
      467   FirstEnergy Corp.                   $      34,348
      585   FPL Group, Inc.                            37,750
    4,493   Pepco Holdings, Inc.                      112,055
    6,244   Pinnacle West Capital Corp.               209,612
    2,756   Progress Energy, Inc.                     116,606
    2,200   Southern Co.                               77,858
                                                -------------
                                                      966,847
                                                -------------
            ELECTRICAL EQUIPMENT--0.7%
    3,891   Cooper Industries Ltd., Class A           164,083
                                                -------------
            ELECTRONIC EQUIPMENT &
               INSTRUMENTS--0.7%
    2,341   Jabil Circuit, Inc.                        38,065
    4,722   Molex, Inc.                               115,830
                                                -------------
                                                      153,895
                                                -------------
            ENERGY EQUIPMENT &
               SERVICES--0.7%
    4,109   Rowan Cos., Inc.                          163,538
                                                -------------
            FOOD & STAPLES RETAILING--2.1%
    1,331   Kroger (The) Co.                           37,641
    5,383   Safeway, Inc.                             143,834
    6,219   SUPERVALU, Inc.                           159,330
    2,364   Walgreen Co.                               81,180
    3,243   Whole Foods Market, Inc.                   71,897
                                                -------------
                                                      493,882
                                                -------------
            FOOD PRODUCTS--2.7%
    5,692   Archer-Daniels-Midland Co.                162,962
    7,971   ConAgra Foods, Inc.                       172,811
    1,351   Kraft Foods, Inc., Class A                 42,989
    9,409   Sara Lee Corp.                            128,527
    7,715   Tyson Foods, Inc., Class A                114,954
                                                -------------
                                                      622,243
                                                -------------
            GAS UTILITIES--0.5%
    2,706   Nicor, Inc.                               107,753
                                                -------------
            HEALTH CARE PROVIDERS &
               SERVICES--2.7%
    1,896   Aetna, Inc.                                77,755
      961   AmerisourceBergen Corp.                    40,237
      745   Cardinal Health, Inc.                      40,029
    1,085   CIGNA Corp.                                40,167
    4,831   Humana, Inc. (b)                          212,129
    4,031   WellPoint, Inc. (b)                       211,426
                                                -------------
                                                      621,743
                                                -------------
            HOTELS, RESTAURANTS &
               LEISURE--1.9%
    5,828   Carnival Corp.                            215,287
      959   Starwood Hotels & Resorts
               Worldwide, Inc.                         32,884
   10,726   Wyndham Worldwide Corp.                   192,424
                                                -------------
                                                      440,595
                                                -------------


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            HOUSEHOLD DURABLES--3.0%
    1,231   Fortune Brands, Inc.                $      70,549
    9,153   Newell Rubbermaid, Inc.                   151,299
    1,477   Snap-On, Inc.                              83,140
    3,428   Stanley Works (The)                       152,477
    3,112   Whirlpool Corp.                           235,579
                                                -------------
                                                      693,044
                                                -------------
            HOUSEHOLD PRODUCTS--0.3%
      643   Kimberly-Clark Corp.                       37,185
      632   Procter & Gamble (The) Co.                 41,383
                                                -------------
                                                       78,568
                                                -------------
            INDUSTRIAL CONGLOMERATES--0.7%
    1,104   3M Co.                                     77,710
    1,440   General Electric Co.                       40,738
      802   Textron, Inc.                              34,863
                                                -------------
                                                      153,311
                                                -------------
            INSURANCE--6.0%
    2,093   ACE Ltd.                                  106,115
    2,528   Allstate (The) Corp.                      116,844
    3,920   Chubb (The) Corp.                         188,317
    7,563   Cincinnati Financial Corp.                210,554
    6,471   Genworth Financial, Inc., Class A         103,342
    1,785   Hartford Financial Services Group
               (The), Inc.                            113,151
    1,695   Lincoln National Corp.                     80,852
      820   Loews Corp.                                36,539
    1,456   MetLife, Inc.                              73,921
      643   Prudential Financial, Inc.                 44,348
      655   Torchmark Corp.                            38,023
    4,426   Travelers (The) Cos., Inc.                195,275
    3,758   Unum Group                                 90,793
                                                -------------
                                                    1,398,074
                                                -------------
            IT SERVICES--2.4%
    4,101   Computer Sciences Corp. (b)               194,265
   12,927   Convergys Corp. (b)                       164,173
    4,677   Electronic Data Systems Corp.             116,036
    3,738   Fidelity National Information
               Services, Inc.                          70,835
                                                -------------
                                                      545,309
                                                -------------
            LEISURE EQUIPMENT &
               PRODUCTS--1.1%
    2,152   Hasbro, Inc.                               83,325
    8,977   Mattel, Inc.                              179,989
                                                -------------
                                                      263,314
                                                -------------
            MACHINERY--1.7%
    1,588   Dover Corp.                                78,812
    3,079   Ingersoll-Rand Co., Ltd., Class A         110,844
    4,724   Manitowoc (The) Co., Inc.                 124,525
    1,837   PACCAR, Inc.                               77,264
                                                -------------
                                                      391,445
                                                -------------


Page 72                      See Notes to Financial Statements

FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            MEDIA--5.4%
    7,885   CBS Corp., Class B                  $     128,999
    6,076   Comcast Corp., Class A                    125,287
    8,865   Gannett Co., Inc.                         160,634
    4,468   Interpublic Group (The) of Cos.,
               Inc. (b)                                39,274
    6,790   Meredith Corp.                            173,552
    2,496   New York Times (The) Co., Class A          31,425
   12,773   News Corp., Class A                       180,482
   12,979   Time Warner, Inc.                         185,859
    2,516   Viacom, Inc., Class B (b)                  70,272
    2,463   Walt Disney (The) Co.                      74,752
      131   Washington Post (The) Co., Class B         80,991
                                                -------------
                                                    1,251,527
                                                -------------
            METALS & MINING--1.1%
    3,236   Alcoa, Inc.                               109,215
    3,240   Allegheny Technologies, Inc.              153,220
                                                -------------
                                                      262,435
                                                -------------
            MULTILINE RETAIL--4.3%
    2,459   Big Lots, Inc. (b)                         74,901
   16,604   Dillard's, Inc., Class A                  167,866
    7,708   Family Dollar Stores, Inc.                179,596
    5,294   J. C. Penney Co., Inc.                    163,214
    9,891   Macy's, Inc.                              186,051
    3,804   Nordstrom, Inc.                           109,327
    2,479   Target Corp.                              112,125
                                                -------------
                                                      993,080
                                                -------------
            MULTI-UTILITIES--6.2%
    3,639   Ameren Corp.                              149,527
    4,787   CenterPoint Energy, Inc.                   75,491
    5,157   CMS Energy Corp.                           69,620
    3,931   Consolidated Edison, Inc.                 156,061
    2,427   Dominion Resources, Inc.                  107,225
    4,526   DTE Energy Co.                            185,474
    1,512   Integrys Energy Group, Inc.                77,203
    8,576   NiSource, Inc.                            146,478
    2,904   PG&E Corp.                                111,891
    2,042   Sempra Energy                             114,679
    5,364   TECO Energy, Inc.                          99,502
    7,658   Xcel Energy, Inc.                         153,619
                                                -------------
                                                    1,446,770
                                                -------------
            OFFICE ELECTRONICS--0.3%
    5,667   Xerox Corp.                                77,298
                                                -------------
            OIL, GAS & CONSUMABLE
               FUELS--2.4%
    2,567   Anadarko Petroleum Corp.                  148,655
    1,767   El Paso Corp.                              31,682
    3,703   Marathon Oil Corp.                        183,188
    1,337   Spectra Energy Corp.                       36,326
    9,717   Tesoro Corp.                              150,030
                                                -------------
                                                      549,881
                                                -------------


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            PAPER & FOREST PRODUCTS--1.7%
    8,245   International Paper Co.             $     228,551
    6,447   MeadWestvaco Corp.                        172,844
                                                -------------
                                                      401,395
                                                -------------
            PHARMACEUTICALS--2.6%
    1,665   Eli Lilly & Co.                            78,438
   18,348   King Pharmaceuticals, Inc. (b)            211,185
    1,020   Merck & Co., Inc.                          33,558
    6,598   Pfizer, Inc.                              123,185
    5,656   Watson Pharmaceuticals, Inc. (b)          163,515
                                                -------------
                                                      609,881
                                                -------------
            REAL ESTATE INVESTMENT
               TRUSTS--0.3%
    5,629   Host Hotels & Resorts, Inc.                73,796
                                                -------------
            ROAD & RAIL--1.0%
      613   Norfolk Southern Corp.                     44,087
    2,231   Ryder System, Inc.                        147,157
      509   Union Pacific Corp.                        41,962
                                                -------------
                                                      233,206
                                                -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT--2.7%
    1,210   Analog Devices, Inc.                       36,917
    2,013   Applied Materials, Inc.                    34,865
    5,366   Intel Corp.                               119,072
    1,887   KLA-Tencor Corp.                           70,932
   12,807   Micron Technology, Inc. (b)                61,858
    7,252   Novellus Systems, Inc. (b)                147,723
    3,471   Teradyne, Inc. (b)                         32,523
    5,457   Texas Instruments, Inc.                   133,042
                                                -------------
                                                      636,932
                                                -------------
            SPECIALTY RETAIL--5.7%
   19,172   AutoNation, Inc. (b)                      197,855
    9,219   Gap (The), Inc.                           148,610
    6,562   Home Depot (The), Inc.                    156,372
   11,401   Limited Brands, Inc.                      188,002
   17,559   Office Depot, Inc. (b)                    119,401
   15,656   RadioShack Corp.                          261,143
    3,346   Sherwin-Williams (The) Co.                178,175
    1,886   Tiffany & Co.                              71,272
                                                -------------
                                                    1,320,830
                                                -------------
            TEXTILES, APPAREL & LUXURY
               GOODS--0.9%
    2,795   Jones Apparel Group, Inc.                  46,788
    2,159   VF Corp.                                  154,542
                                                -------------
                                                      201,330
                                                -------------
            TOBACCO--1.8%
    7,474   Altria Group, Inc.                        152,096
    1,111   Lorillard, Inc. (b)                        74,559
    3,293   Reynolds American, Inc.                   183,848
                                                -------------
                                                      410,503
                                                -------------


                       See Notes to Financial Statements                 Page 73

FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            TOTAL COMMON STOCKS--100.0%
            (Cost $24,678,310)                  $  23,161,148

            MONEY MARKET FUND--0.1%
   25,085   Morgan Stanley Institutional Treasury
               Money Market Fund--1.95% (c)
            (Cost $25,085)                             25,085
                                                -------------

            TOTAL INVESTMENTS--100.1%
            (Cost $24,703,395) (d)                 23,186,233
            NET OTHER ASSETS AND
               LIABILITIES--(0.1%)                    (22,811)
                                                -------------
            NET ASSETS--100.0%                  $  23,163,422
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c)  Represents annualized 7-day yield at July 31, 2008.

(d) Aggregate cost for federal income tax purposes is $25,192,339. As of July 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $609,661 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,615,767.

(e) This company filed for protection in federal bankruptcy court subsequent to the date of this report.


Page 74                      See Notes to Financial Statements

FIRST TRUST LARGE CAP GROWTH OPPORTUNITIES ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS--100.1%
            AEROSPACE & DEFENSE--1.9%
    3,535   General Dynamics Corp.              $     315,110
    1,480   Honeywell International, Inc.              75,243
      818   L-3 Communications Holdings, Inc.          80,728
    2,263   Lockheed Martin Corp.                     236,099
                                                -------------
                                                      707,180
                                                -------------
            AIR FREIGHT & LOGISTICS--1.2%
    5,429   C.H. Robinson Worldwide, Inc.             261,678
    5,192   Expeditors International of
               Washington, Inc.                       184,368
                                                -------------
                                                      446,046
                                                -------------
            BEVERAGES--1.6%
    4,792   Anheuser-Busch Cos., Inc.                 324,706
    3,939   Brown-Forman Corp., Class B               283,450
                                                -------------
                                                      608,156
                                                -------------
            BIOTECHNOLOGY--3.2%
    1,578   Amgen, Inc. (b)                            98,830
    2,663   Biogen Idec, Inc. (b)                     185,771
    4,661   Celgene Corp. (b)                         351,858
    3,100   Genzyme Corp. (b)                         237,615
    5,621   Gilead Sciences, Inc. (b)                 303,422
                                                -------------
                                                    1,177,496
                                                -------------
            CAPITAL MARKETS--2.7%
    3,623   Charles Schwab (The) Corp.                 82,930
      851   Goldman Sachs Group (The), Inc.           156,618
    5,622   Janus Capital Group, Inc.                 170,571
    3,255   Northern Trust Corp.                      254,444
    1,163   State Street Corp.                         83,317
    3,953   T. Rowe Price Group, Inc.                 236,588
                                                -------------
                                                      984,468
                                                -------------
            CHEMICALS--4.3%
    3,011   Air Products and Chemicals, Inc.          286,677
    4,323   Eastman Chemical Co.                      259,207
    3,462   Ecolab, Inc.                              154,751
    4,396   Hercules, Inc.                             88,140
    2,943   Monsanto Co.                              350,541
    3,159   Praxair, Inc.                             296,093
    2,763   Sigma-Aldrich Corp.                       167,825
                                                -------------
                                                    1,603,234
                                                -------------
            COMMERCIAL SERVICES &
               SUPPLIES--0.6%
    4,427   Equifax, Inc.                             155,344
    2,183   Pitney Bowes, Inc.                         69,179
                                                -------------
                                                      224,523
                                                -------------
            COMMUNICATIONS EQUIPMENT--1.0%
    6,709   QUALCOMM, Inc.                            371,276
                                                -------------
            COMPUTERS & PERIPHERALS--3.4%
    1,778   Apple, Inc. (b)                           282,613
   10,204   Dell, Inc. (b)                            250,712
    5,050   Hewlett-Packard Co.                       226,240
    2,511   International Business Machines
               Corp.                                  321,358


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMPUTERS & PERIPHERALS
               (CONTINUED)
    2,226   Lexmark International, Inc.,
               Class A (b)                      $      78,088
    3,435   NetApp, Inc. (b)                           87,764
                                                -------------
                                                    1,246,775
                                                -------------
            CONSTRUCTION & ENGINEERING--1.6%
    4,000   Fluor Corp.                               325,400
    3,688   Jacobs Engineering Group, Inc. (b)        285,230
                                                -------------
                                                      610,630
                                                -------------
            CONSUMER FINANCE--0.2%
    3,846   SLM Corp. (b)                              65,882
                                                -------------
            CONTAINERS & PACKAGING--0.7%
    6,235   Ball Corp.                                277,956
                                                -------------
            DIVERSIFIED CONSUMER
               SERVICES--0.7%
   10,433   H&R Block, Inc.                           253,835
                                                -------------
            DIVERSIFIED FINANCIAL
               SERVICES--0.8%
    6,342   Leucadia National Corp.                   283,931
                                                -------------
            ELECTRICAL EQUIPMENT--0.4%
    3,010   Emerson Electric Co.                      146,587
                                                -------------
            ELECTRONIC EQUIPMENT &
               INSTRUMENTS--0.6%
    6,282   Agilent Technologies, Inc. (b)            226,529
                                                -------------
            ENERGY EQUIPMENT &
               SERVICES--9.7%
    3,408   Baker Hughes, Inc.                        282,557
    9,319   BJ Services Co.                           273,979
    6,723   Cameron International Corp. (b)           321,090
    4,609   ENSCO International, Inc.                 318,666
    7,012   Halliburton Co.                           314,278
    6,047   Nabors Industries Ltd. (b)                220,474
    4,194   National Oilwell Varco, Inc. (b)          329,774
    5,728   Noble Corp.                               297,111
    3,463   Schlumberger Ltd.                         351,841
    4,476   Smith International, Inc.                 332,925
    1,953   Transocean, Inc. (b)                      265,667
    7,504   Weatherford International Ltd. (b)        283,126
                                                -------------
                                                    3,591,488
                                                -------------
            FOOD & STAPLES RETAILING--3.3%
    5,305   Costco Wholesale Corp.                    332,517
    9,403   CVS Caremark Corp.                        343,210
    5,410   Sysco Corp.                               153,428
    6,621   Wal-Mart Stores, Inc.                     388,123
                                                -------------
                                                    1,217,278
                                                -------------
            FOOD PRODUCTS--2.5%
    2,224   Campbell Soup Co.                          80,909
    3,674   General Mills, Inc.                       236,569
    1,550   Kellogg Co.                                82,243
    4,174   McCormick & Co., Inc.                     167,377
    4,784   Wm. Wrigley Jr. Co.                       377,745
                                                -------------
                                                      944,843
                                                -------------


                       See Notes to Financial Statements                 Page 75

FIRST TRUST LARGE CAP GROWTH OPPORTUNITIES ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            GAS UTILITIES--0.5%
    3,142   Questar Corp.                       $     166,149
                                                -------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES--3.1%
    3,491   Baxter International, Inc.                239,517
    1,831   Becton, Dickinson and Co.                 155,470
      846   C.R. Bard, Inc.                            78,543
    5,566   Hospira, Inc. (b)                         212,399
      277   Intuitive Surgical, Inc. (b)               86,227
    2,876   Medtronic, Inc.                           151,939
    3,641   St. Jude Medical, Inc. (b)                169,598
    1,184   Stryker Corp.                              76,001
                                                -------------
                                                    1,169,694
                                                -------------
            HEALTH CARE PROVIDERS &
               SERVICES--2.1%
    2,373   Express Scripts, Inc. (b)                 167,391
    1,068   Laboratory Corp. of America
               Holdings (b)                            72,175
    6,306   Medco Health Solutions, Inc. (b)          312,652
    4,606   Quest Diagnostics, Inc.                   244,855
                                                -------------
                                                      797,073
                                                -------------
            HEALTH CARE TECHNOLOGY--0.4%
    6,388   IMS Health, Inc.                          133,509
                                                -------------
            HOTELS, RESTAURANTS &
               LEISURE--1.4%
    6,990   Darden Restaurants, Inc.                  227,665
    2,647   McDonald's Corp.                          158,264
    4,242   Yum! Brands, Inc.                         151,948
                                                -------------
                                                      537,877
                                                -------------
            HOUSEHOLD PRODUCTS--0.2%
    1,077   Colgate-Palmolive Co.                      79,989
                                                -------------
            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS--0.9%
   15,496   AES (The) Corp. (b)                       250,106
      907   Constellation Energy Group                 75,426
                                                -------------
                                                      325,532
                                                -------------
            INSURANCE--2.4%
    3,555   Aflac, Inc.                               197,694
    3,240   Aon Corp.                                 148,392
    7,951   Progressive (The) Corp.                   161,008
    5,541   SAFECO Corp.                              366,592
                                                -------------
                                                      873,686
                                                -------------
            INTERNET & CATALOG RETAIL--0.6%
    3,044   Amazon.com, Inc. (b)                      232,379
                                                -------------
            INTERNET SOFTWARE & SERVICES--0.9%
    6,417   Akamai Technologies, Inc. (b)             149,773
      283   Google, Inc., Class A (b)                 134,071
    1,969   VeriSign, Inc. (b)                         64,071
                                                -------------
                                                      347,915
                                                -------------


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            IT SERVICES--2.5%
    5,565   Affiliated Computer Services, Inc.,
               Class A (b)                      $     268,233
    1,776   Automatic Data Processing, Inc.            75,853
    6,867   Cognizant Technology Solutions
               Corp., Class A (b)                     192,757
    1,640   Fiserv, Inc. (b)                           78,425
   12,042   Western Union  Co.                        332,840
                                                -------------
                                                      948,108
                                                -------------
            LIFE SCIENCES TOOLS &
               SERVICES--3.2%
    4,445   Applied Biosystems, Inc.                  164,154
    2,194   Millipore Corp. (b)                       154,348
   13,361   PerkinElmer, Inc.                         388,805
    5,341   Thermo Fisher Scientific, Inc. (b)        323,237
    2,308   Waters Corp. (b)                          156,806
                                                -------------
                                                    1,187,350
                                                -------------
            MACHINERY--6.0%
    3,024   Caterpillar, Inc.                         210,228
    5,680   Cummins, Inc.                             376,812
    2,888   Danaher Corp.                             230,029
    2,063   Deere & Co.                               144,740
    2,628   Eaton Corp.                               186,693
    3,133   Illinois Tool Works, Inc.                 146,781
    5,876   ITT Corp.                                 393,458
    5,627   Pall Corp.                                227,443
    4,174   Parker Hannifin Corp.                     257,452
    1,448   Terex Corp. (b)                            68,534
                                                -------------
                                                    2,242,170
                                                -------------
            MEDIA--1.6%
   14,361   DIRECTV Group (The), Inc. (b)             388,034
    4,974   Omnicom Group, Inc.                       212,340
                                                -------------
                                                      600,374
                                                -------------
            METALS & MINING--4.3%
    5,393   AK Steel Holding Corp.                    342,456
    3,175   Freeport-McMoRan Copper &
               Gold, Inc.                             307,181
    7,133   Newmont Mining Corp.                      342,099
    4,983   Nucor Corp.                               285,127
    2,014   United States Steel Corp.                 322,965
                                                -------------
                                                    1,599,828
                                                -------------
            OIL, GAS & CONSUMABLE
               FUELS--12.1%
    2,677   Apache Corp.                              300,279
    3,296   Cabot Oil & Gas Corp.                     145,057
    5,641   Chesapeake Energy Corp.                   282,896
    3,754   Chevron Corp.                             317,438
    3,942   ConocoPhillips                            321,746
    2,649   CONSOL Energy, Inc.                       197,059
    3,097   Devon Energy Corp.                        293,874
    2,269   EOG Resources, Inc.                       228,103
    3,378   Exxon Mobil Corp.                         271,693
    2,949   Hess Corp.                                299,029


Page 76                      See Notes to Financial Statements

FIRST TRUST LARGE CAP GROWTH OPPORTUNITIES ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            OIL, GAS & CONSUMABLE FUELS
               (CONTINUED)
    3,795   Murphy Oil Corp.                    $     302,575
    3,700   Noble Energy, Inc.                        273,319
    4,141   Occidental Petroleum Corp.                326,434
    2,536   Peabody Energy Corp.                      171,560
    4,542   Range Resources Corp.                     220,560
    7,816   Southwestern Energy Co. (b)               283,799
    5,431   XTO Energy, Inc.                          256,506
                                                -------------
                                                    4,491,927
                                                -------------
            PERSONAL PRODUCTS--1.2%
    4,132   Avon Products, Inc.                       175,197
    6,409   Estee Lauder (The) Cos., Inc.,
               Class A                                282,637
                                                -------------
                                                      457,834
                                                -------------
            PHARMACEUTICALS--3.2%
    2,810   Abbott Laboratories                       158,315
    1,430   Allergan, Inc.                             74,260
    3,302   Barr Pharmaceuticals, Inc. (b)            217,866
    3,470   Johnson & Johnson                         237,591
   18,497   Mylan, Inc. (b)                           239,906
    3,780   Schering-Plough Corp.                      79,682
    4,655   Wyeth                                     188,621
                                                -------------
                                                    1,196,241
                                                -------------
            REAL ESTATE INVESTMENT
               TRUSTS--0.6%
    1,742   Plum Creek Timber Co., Inc.                84,870
    2,739   ProLogis                                  133,883
                                                -------------
                                                      218,753
                                                -------------
            REAL ESTATE MANAGEMENT &
               DEVELOPMENT--0.3%
    7,753   CB Richard Ellis Group, Inc.,
               Class A (b)                            108,930
                                                -------------
            ROAD & RAIL--0.8%
    2,980   Burlington Northern Santa Fe Corp.        310,307
                                                -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT--1.3%
   12,765   Advanced Micro Devices, Inc. (b)           53,741
    3,595   Altera Corp.                               78,910
    8,181   Broadcom Corp., Class A (b)               198,717
    2,285   Linear Technology Corp.                    70,949
    2,947   Xilinx, Inc.                               73,174
                                                -------------
                                                      475,491
                                                -------------
            SOFTWARE--3.9%
    5,668   Adobe Systems, Inc. (b)                   234,372
    6,202   BMC Software, Inc. (b)                    203,984
    3,223   CA, Inc.                                   76,901
    2,531   Citrix Systems, Inc. (b)                   67,426
   15,602   Compuware Corp. (b)                       171,622
    5,398   Intuit, Inc. (b)                          147,527
   10,631   Oracle Corp. (b)                          228,885


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            SOFTWARE (CONTINUED)
   15,383   Symantec Corp. (b)                  $     324,120
                                                -------------
                                                    1,454,837
                                                -------------
            SPECIALTY RETAIL--2.9%
    1,230   AutoZone, Inc. (b)                        160,257
    2,648   Bed Bath & Beyond, Inc. (b)                73,694
    3,758   Best Buy Co., Inc.                        149,268
    1,843   GameStop Corp., Class A (b)                74,660
   12,534   Staples, Inc.                             282,015
    9,459   TJX (The) Cos., Inc.                      318,862
                                                -------------
                                                    1,058,756
                                                -------------
            TEXTILES, APPAREL & LUXURY
               GOODS--1.1%
    2,577   Coach, Inc. (b)                            65,739
    2,497   NIKE, Inc., Class B                       146,524
    3,556   Polo Ralph Lauren Corp.                   210,409
                                                -------------
                                                      422,672
                                                -------------
            THRIFTS & MORTGAGE FINANCE--0.9%
   17,846   Hudson City Bancorp, Inc.                 325,868
                                                -------------
            TOBACCO--0.2%
    1,362   UST, Inc.                                  71,655
                                                -------------
            TRADING COMPANIES &
               DISTRIBUTORS--0.7%
    2,729   W.W. Grainger, Inc.                       244,272
                                                -------------
            WIRELESS TELECOMMUNICATION
               SERVICES--0.4%
    3,523   American Tower Corp., Class A (b)         147,614
                                                -------------

            TOTAL COMMON STOCKS--100.1%
            (Cost $36,611,838)                     37,214,903

            MONEY MARKET FUND--0.1%
   52,699   Morgan Stanley Institutional Treasury
               Money Market Fund--1.95% (c)
            (Cost $52,699)                             52,699
                                                -------------

            TOTAL INVESTMENTS--100.2%
            (Cost $36,664,537) (d)                 37,267,602
            NET OTHER ASSETS AND
               LIABILITIES--(0.2%)                    (63,652)
                                                -------------
            NET ASSETS--100.0%                  $  37,203,950
                                                =============


(a) All percentages shown in the portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c)  Represents annualized 7-day yield at July 31, 2008.

(d) Aggregate cost for federal income tax purposes is $36,900,128. As of July 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,910,833 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,543,359.


                       See Notes to Financial Statements                 Page 77

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS--99.9%
            AEROSPACE & DEFENSE--1.7%
       85   Applied Signal Technology, Inc.     $       1,244
      472   BE Aerospace, Inc. (b)                     12,120
       57   Boeing Co.                                  3,483
      104   Cubic Corp.                                 2,779
      162   GenCorp, Inc. (b)                           1,358
      239   Goodrich Corp.                             11,744
       62   Moog, Inc., Class A (b)                     2,756
      169   Northrop Grumman Corp.                     11,389
       78   Precision Castparts Corp.                   7,288
      134   Raytheon Co.                                7,629
      126   Triumph Group, Inc.                         6,673
      122   United Technologies Corp.                   7,806
                                                -------------
                                                       76,269
                                                -------------
            AIR FREIGHT & LOGISTICS--0.4%
      240   FedEx Corp.                                18,922
                                                -------------
            AIRLINES--1.3%
    6,734   AirTran Holdings, Inc. (b)                 19,663
      895   Alaska Air Group, Inc. (b)                 16,003
      715   JetBlue Airways Corp. (b)                   3,768
      468   Skywest, Inc.                               7,123
      869   Southwest Airlines Co.                     13,548
                                                -------------
                                                       60,105
                                                -------------
            AUTO COMPONENTS--1.3%
      440   ArvinMeritor, Inc.                          6,076
      200   ATC Technology Corp. (b)                    5,024
      381   Gentex Corp.                                5,890
      527   Johnson Controls, Inc.                     15,895
      969   Lear Corp. (b)                             13,964
      793   Spartan Motors, Inc.                        4,298
      726   Standard Motor Products, Inc.               6,817
      207   Superior Industries International, Inc.     3,496
                                                -------------
                                                       61,460
                                                -------------
            AUTOMOBILES--0.8%
    2,356   Ford Motor Co. (b)                         11,309
    1,529   Monaco Coach Corp.                          3,425
      646   Thor Industries, Inc.                      12,675
      582   Winnebago Industries, Inc.                  7,426
                                                -------------
                                                       34,835
                                                -------------
            BEVERAGES--0.8%
      873   Coca-Cola Enterprises, Inc.                14,779
      139   Molson Coors Brewing Co., Class B           7,502
      556   PepsiAmericas, Inc.                        13,161
                                                -------------
                                                       35,442
                                                -------------
            BUILDING PRODUCTS--0.6%
      288   Apogee Enterprises, Inc.                    4,977
      146   Gibraltar Industries, Inc.                  2,308
      531   Griffon Corp. (b)                           5,336
      120   Lennox International, Inc.                  4,284
      240   Masco Corp.                                 3,958
       95   NCI Building Systems, Inc. (b)              3,559


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            BUILDING PRODUCTS (CONTINUED)
       78   Universal Forest Products, Inc.     $       2,106
                                                -------------
                                                       26,528
                                                -------------
            CAPITAL MARKETS--0.9%
       93   Ameriprise Financial, Inc.                  3,953
      767   Apollo Investment Corp.                    12,218
       35   Investment Technology Group,
               Inc. (b)                                 1,041
       87   Legg Mason, Inc.                            3,510
      953   Lehman Brothers Holdings, Inc. (e)         16,525
       79   Piper Jaffray Cos., Inc. (b)                2,805
                                                -------------
                                                       40,052
                                                -------------
            CHEMICALS--3.7%
       50   A. Schulman, Inc.                           1,162
       35   Arch Chemicals, Inc.                        1,124
      313   Ashland, Inc.                              13,074
      452   Cabot Corp.                                12,127
    1,411   Chemtura Corp.                              9,200
      201   Cytec Industries, Inc.                     10,866
      541   Dow Chemical (The) Co.                     18,020
      264   E.I. du Pont de Nemours and Co.            11,566
      104   H.B. Fuller Co.                             2,600
       97   International Flavors & Fragrances,
               Inc.                                     3,901
      296   Lubrizol (The) Corp.                       14,741
      102   Olin Corp.                                  3,033
      181   OM Group, Inc. (b)                          6,082
      418   Omnova Solutions, Inc. (b)                  1,124
      398   Penford Corp.                               5,699
      334   PolyOne Corp. (b)                           2,505
      198   PPG Industries, Inc.                       12,007
       44   Quaker Chemical Corp.                       1,315
      163   Rohm and Haas Co.                          12,225
      400   RPM International, Inc.                     8,200
      152   Scotts Miracle-Gro (The) Co.,
               Class A                                  2,961
      195   Sensient Technologies Corp.                 6,068
      770   Tronox, Inc., Class B                       1,078
      436   Valspar (The) Corp.                         9,448
                                                -------------
                                                      170,126
                                                -------------
            COMMERCIAL BANKS--7.3%
      427   Associated Banc-Corp.                       7,127
      664   BB&T Corp.                                 18,605
      453   Cascade Bancorp                             3,384
    1,264   Cathay General Bancorp                     20,148
      131   City National Corp.                         6,436
    3,108   Colonial BancGroup (The), Inc.             20,698
      120   Columbia Banking System, Inc.               1,813
      590   Comerica, Inc.                             16,945
       56   Community Bank System, Inc.                 1,322
      839   East West Bancorp, Inc.                     9,992
    1,484   Fifth Third Bancorp                        20,730
      733   First BanCorp                               6,414
      125   First Commonwealth Financial Corp.          1,425
      253   First Financial Bancorp                     2,859


Page 78                      See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            COMMERCIAL BANKS (CONTINUED)
       62   First Midwest Bancorp, Inc.         $       1,273
      163   FirstMerit Corp.                            3,208
      546   Frontier Financial Corp.                    6,306
       73   Glacier Bancorp, Inc.                       1,582
    1,964   Huntington Bancshares, Inc.                13,787
      291   Independent Bank Corp.                      1,475
    1,720   KeyCorp                                    18,146
      107   M&T Bank Corp.                              7,531
      986   Marshall & Ilsley Corp.                    14,987
       88   National Penn Bancshares, Inc.              1,182
       82   Old National Bancorp                        1,245
       66   PNC Financial Services Group, Inc.          4,705
       43   Prosperity Bancshares, Inc.                 1,380
      364   Provident Bankshares Corp.                  3,312
    1,731   Regions Financial Corp.                    16,410
      128   Sterling Bancshares, Inc.                   1,244
    1,431   Sterling Financial Corp.                   10,704
      209   SunTrust Banks, Inc.                        8,582
       85   Susquehanna Bancshares, Inc.                1,217
      629   Synovus Financial Corp.                     5,982
      685   TCF Financial Corp.                         8,734
      192   Umpqua Holdings Corp.                       2,607
       51   United Bankshares, Inc.                     1,285
      409   United Community Banks, Inc.                4,356
      973   Wachovia Corp.                             16,804
      591   Webster Financial Corp.                    11,737
      318   Wells Fargo & Co.                           9,626
      191   Whitney Holding Corp.                       3,927
      101   Wilmington Trust Corp.                      2,381
      146   Wintrust Financial Corp.                    3,015
      480   Zions Bancorporation                       14,050
                                                -------------
                                                      340,678
                                                -------------
            COMMERCIAL SERVICES &
               SUPPLIES--3.9%
       42   Administaff, Inc.                           1,206
      898   Allied Waste Industries, Inc. (b)          10,866
      109   Angelica Corp.                              2,391
      172   Avery Dennison Corp.                        7,570
      273   Bowne & Co., Inc.                           3,530
       91   CDI Corp.                                   1,873
      570   Cintas Corp.                               16,211
       94   Consolidated Graphics, Inc. (b)             3,149
      308   Deluxe Corp.                                4,404
      153   G&K Services, Inc., Class A                 5,208
      168   Heidrick & Struggles International, Inc.    4,764
      221   Herman Miller, Inc.                         5,777
      778   HNI Corp.                                  16,844
      186   Interface, Inc., Class A                    2,204
      711   Kelly Services, Inc., Class A              13,090
      189   Manpower, Inc.                              9,072
      183   Monster Worldwide, Inc. (b)                 3,246
    1,292   MPS Group, Inc. (b)                        14,884
      145   On Assignment, Inc. (b)                     1,237
      127   R.R. Donnelley & Sons Co.                   3,391
      473   Robert Half International, Inc.            11,962


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMERCIAL SERVICES & SUPPLIES
               (CONTINUED)
      117   School Specialty, Inc. (b)          $       3,897
    1,283   Spherion Corp. (b)                          6,274
      352   TrueBlue, Inc. (b)                          5,315
      126   United Stationers, Inc. (b)                 4,830
      180   Viad Corp.                                  5,486
      498   Volt Information Sciences, Inc. (b)         6,907
      200   Waste Management, Inc.                      7,108
                                                -------------
                                                      182,696
                                                -------------
            COMMUNICATIONS EQUIPMENT--1.1%
      413   Arris Group, Inc. (b)                       3,952
      143   Avocent Corp. (b)                           3,401
      188   Bel Fuse, Inc., Class B                     5,332
      171   Black Box Corp.                             5,079
      163   Ciena Corp. (b)                             3,369
      492   Corning, Inc.                               9,845
      755   Digi International, Inc. (b)                7,641
      226   Foundry Networks, Inc. (b)                  3,941
      122   Harmonic, Inc. (b)                            950
    1,310   Network Equipment Technologies,
               Inc. (b)                                 3,825
      121   PC-Tel, Inc.                                1,262
      812   Tellabs, Inc. (b)                           4,174
                                                -------------
                                                       52,771
                                                -------------
            COMPUTERS & PERIPHERALS--0.6%
      257   EMC Corp. (b)                               3,858
      346   Hutchinson Technology, Inc. (b)             5,135
      532   Novatel Wireless, Inc. (b)                  4,974
    1,389   Sun Microsystems, Inc. (b)                 14,764
                                                -------------
                                                       28,731
                                                -------------
            CONSTRUCTION & ENGINEERING--0.7%
      946   Dycom Industries, Inc. (b)                 15,013
       41   EMCOR Group, Inc. (b)                       1,235
      436   Granite Construction, Inc.                 13,791
       76   Insituform Technologies, Inc.,
               Class A (b)                              1,314
       64   URS Corp. (b)                               2,683
                                                -------------
                                                       34,036
                                                -------------
            CONSTRUCTION MATERIALS--0.3%
       41   Texas Industries, Inc.                      2,120
      190   Vulcan Materials Co.                       12,196
                                                -------------
                                                       14,316
                                                -------------
            CONSUMER FINANCE--1.1%
    1,275   AmeriCredit Corp. (b)                      11,182
      398   Capital One Financial Corp.                16,660
      150   Cash America International, Inc.            6,324
      860   Discover Financial Services                12,599
    1,131   Rewards Network, Inc. (b)                   5,621
                                                -------------
                                                       52,386
                                                -------------
            CONTAINERS & PACKAGING--2.1%
      842   Bemis Co., Inc.                            23,711
    1,978   Chesapeake Corp. (b)                        3,560
      727   Myers Industries, Inc.                      8,142


                       See Notes to Financial Statements                 Page 79

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            CONTAINERS & PACKAGING (CONTINUED)
      383   Packaging Corp. of America          $       9,774
       78   Rock-Tenn Co., Class A                      2,773
      994   Sealed Air Corp.                           21,570
      178   Sonoco Products Co.                         5,806
    1,219   Temple-Inland, Inc.                        19,809
                                                -------------
                                                       95,145
                                                -------------
            DISTRIBUTORS--0.3%
      118   Audiovox Corp., Class A (b)                 1,077
      286   Genuine Parts Co.                          11,472
                                                -------------
                                                       12,549
                                                -------------
            DIVERSIFIED CONSUMER
               SERVICES--0.5%
      109   Hillenbrand, Inc.                           2,523
      521   Regis Corp.                                14,584
      557   Service Corp. International                 5,330
                                                -------------
                                                       22,437
                                                -------------
            DIVERSIFIED FINANCIAL
               SERVICES--1.1%
      475   Bank of America Corp.                      15,628
    2,219   CIT Group, Inc.                            18,816
       53   Financial Federal Corp.                     1,222
      330   JPMorgan Chase & Co.                       13,408
                                                -------------
                                                       49,074
                                                -------------
            DIVERSIFIED TELECOMMUNICATION
                 SERVICES--1.9%
      449   AT&T, Inc.                                 13,834
      531   CenturyTel, Inc.                           19,747
      160   Embarq Corp.                                7,323
      645   FairPoint Communications, Inc.              4,476
      333   Frontier Communications Corp.               3,849
      508   General Communication, Inc.,
               Class A (b)                              4,557
    2,884   Qwest Communications
               International, Inc.                     11,046
      320   Verizon Communications, Inc.               10,893
      918   Windstream Corp.                           10,943
                                                -------------
                                                       86,668
                                                -------------
            ELECTRIC UTILITIES--3.8%
       55   ALLETE, Inc.                                2,341
      376   American Electric Power Co., Inc.          14,852
      240   Central Vermont Public Service Corp.        5,290
      199   Cleco Corp.                                 5,001
      208   DPL, Inc.                                   5,279
      869   Duke Energy Corp.                          15,277
      147   Edison International                        7,106
      235   El Paso Electric Co. (b)                    4,855
       46   FirstEnergy Corp.                           3,383
       58   FPL Group, Inc.                             3,743
      435   Great Plains Energy, Inc.                  10,988
      222   Hawaiian Electric Industries, Inc.          5,492
      285   IDACORP, Inc.                               8,496


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            ELECTRIC UTILITIES (CONTINUED)
      215   Northeast Utilities                 $       5,409
      442   Pepco Holdings, Inc.                       11,023
      614   Pinnacle West Capital Corp.                20,613
      271   Progress Energy, Inc.                      11,466
      865   Sierra Pacific Resources                    9,809
      216   Southern Co.                                7,644
      119   UIL Holdings Corp.                          3,722
       75   Unisource Energy Corp.                      2,291
      511   Westar Energy, Inc.                        11,283
                                                -------------
                                                      175,363
                                                -------------
            ELECTRICAL EQUIPMENT--1.2%
      142   A.O. Smith Corp.                            5,637
       48   Acuity Brands, Inc.                         1,961
      137   Belden, Inc.                                5,058
      383   Cooper Industries Ltd., Class A            16,152
      276   Hubbell, Inc., Class B                     11,636
      110   Regal-Beloit Corp.                          4,593
      290   Thomas & Betts Corp. (b)                   12,000
                                                -------------
                                                       57,037
                                                -------------
            ELECTRONIC EQUIPMENT &
               INSTRUMENTS--2.7%
      358   Arrow Electronics, Inc. (b)                11,535
      504   Avnet, Inc. (b)                            13,739
      285   Benchmark Electronics, Inc. (b)             4,172
      167   Checkpoint Systems, Inc. (b)                3,519
      590   CTS Corp.                                   7,587
      164   Electro Scientific Industries, Inc. (b)     2,565
      102   Gerber Scientific, Inc. (b)                 1,211
      619   Ingram Micro, Inc., Class A (b)            11,408
      505   Insight Enterprises, Inc. (b)               6,444
      230   Jabil Circuit, Inc.                         3,740
    2,544   KEMET Corp. (b)                             3,460
       74   Littelfuse, Inc. (b)                        2,365
      567   Methode Electronics, Inc.                   6,345
      464   Molex, Inc.                                11,382
      520   Newport Corp. (b)                           5,455
      143   Park Electrochemical Corp.                  3,624
       93   SYNNEX Corp. (b)                            2,172
      162   Tech Data Corp. (b)                         5,649
      349   Technitrol, Inc.                            4,893
    1,549   Vishay Intertechnology, Inc. (b)           13,894
                                                -------------
                                                      125,159
                                                -------------
            ENERGY EQUIPMENT &
               SERVICES--1.1%
       70   Bristow Group, Inc. (b)                     3,149
      229   Patterson-UTI Energy, Inc.                  6,508
      247   Pioneer Drilling Co. (b)                    3,925
      116   Pride International, Inc. (b)               4,496
      404   Rowan Cos., Inc.                           16,080
       66   SEACOR Holdings, Inc. (b)                   5,522
      211   Tidewater, Inc.                            12,647
                                                -------------
                                                       52,327
                                                -------------


Page 80                      See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            FOOD & STAPLES RETAILING--1.4%
       51   Great Atlantic & Pacific Tea (The)
               Co., Inc. (b)                    $         811
      131   Kroger (The) Co.                            3,705
       83   Longs Drug Stores Corp.                     3,880
      136   Nash Finch Co.                              5,368
      160   Ruddick Corp.                               4,954
      529   Safeway, Inc.                              14,135
       51   Spartan Stores, Inc.                        1,213
      611   SUPERVALU, Inc.                            15,654
      232   Walgreen Co.                                7,967
      319   Whole Foods Market, Inc.                    7,072
                                                -------------
                                                       64,759
                                                -------------
            FOOD PRODUCTS--2.6%
      560   Archer-Daniels-Midland Co.                 16,033
      784   ConAgra Foods, Inc.                        16,998
      112   Corn Products International, Inc.           5,209
       50   Hain Celestial Group (The), Inc. (b)        1,307
      238   Hormel Foods Corp.                          8,608
      127   J & J Snack Foods Corp.                     4,022
      203   J.M. Smucker (The) Co.                      9,894
      133   Kraft Foods, Inc., Class A                  4,232
      272   Lancaster Colony Corp.                      8,843
      172   Sanderson Farms, Inc.                       6,835
      925   Sara Lee Corp.                             12,636
      553   Smithfield Foods, Inc. (b)                 11,878
       96   TreeHouse Foods, Inc. (b)                   2,602
      759   Tyson Foods, Inc., Class A                 11,309
                                                -------------
                                                      120,406
                                                -------------
            GAS UTILITIES--0.9%
      238   AGL Resources, Inc.                         8,225
      126   Atmos Energy Corp.                          3,335
       29   Laclede Group (The), Inc.                   1,230
       45   National Fuel Gas Co.                       2,241
      266   Nicor, Inc.                                10,593
       25   Northwest Natural Gas Co.                   1,131
       44   Piedmont Natural Gas Co.                    1,178
       86   Southern Union Co.                          2,246
      117   Southwest Gas Corp.                         3,381
       81   UGI Corp.                                   2,192
      237   WGL Holdings, Inc.                          8,184
                                                -------------
                                                       43,936
                                                -------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES--0.2%
       99   Hill-Rom Holdings, Inc.                     2,781
      114   Invacare Corp.                              2,682
      409   Osteotech, Inc. (b)                         2,356
      961   Theragenics Corp. (b)                       3,479
                                                -------------
                                                       11,298
                                                -------------
            HEALTH CARE PROVIDERS &
               SERVICES--2.7%
      186   Aetna, Inc.                                 7,628
      285   AMERIGROUP Corp. (b)                        7,239


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            HEALTH CARE PROVIDERS & SERVICES
               (CONTINUED)
       94   AmerisourceBergen Corp.             $       3,936
       73   Cardinal Health, Inc.                       3,922
       63   Chemed Corp.                                2,696
      107   CIGNA Corp.                                 3,961
      161   Cross Country Healthcare, Inc. (b)          2,568
       61   Gentiva Health Services, Inc. (b)           1,558
      410   Health Management Associates, Inc.,
               Class A (b)                              2,522
      475   Humana, Inc. (b)                           20,857
      287   Kindred Healthcare, Inc. (b)                7,740
      485   LifePoint Hospitals, Inc. (b)              13,886
      259   MedCath Corp. (b)                           4,836
      102   Omnicare, Inc.                              3,003
      218   RehabCare Group, Inc. (b)                   3,610
      196   Res-Care, Inc. (b)                          3,599
      304   WellCare Health Plans, Inc. (b)            11,956
      396   WellPoint, Inc. (b)                        20,770
                                                -------------
                                                      126,287
                                                -------------
            HEALTH CARE TECHNOLOGY--0.1%
      353   Omnicell, Inc. (b)                          5,736
                                                -------------
            HOTELS, RESTAURANTS &
               LEISURE--3.0%
      480   Bob Evans Farms, Inc.                      13,747
      875   Boyd Gaming Corp.                           8,733
      436   Brinker International, Inc.                 8,018
      312   California Pizza Kitchen, Inc. (b)          4,072
      573   Carnival Corp.                             21,166
      109   CBRL Group, Inc.                            2,635
       93   CKE Restaurants, Inc.                       1,141
       68   International Speedway Corp.,
               Class A                                  2,502
      156   Jack in the Box, Inc. (b)                   3,366
      259   Landry's Restaurants, Inc.                  3,774
      186   Life Time Fitness, Inc. (b)                 5,541
      155   Marcus (The) Corp.                          2,466
    1,341   Multimedia Games, Inc. (b)                  6,920
      589   O'Charley's, Inc.                           6,626
      222   Pinnacle Entertainment, Inc. (b)            2,509
      168   Red Robin Gourmet Burgers, Inc. (b)         4,171
    1,097   Ruby Tuesday, Inc.                          7,547
    1,144   Ruth's Hospitality Group, Inc. (b)          5,457
       94   Starwood Hotels & Resorts
               Worldwide, Inc.                          3,223
      551   Steak n Shake (The) Co. (b)                 3,796
      389   Texas Roadhouse, Inc., Class A (b)          3,610
    1,055   Wyndham Worldwide Corp.                    18,927
                                                -------------
                                                      139,947
                                                -------------
            HOUSEHOLD DURABLES--2.6%
    1,113   American Greetings Corp., Class A          16,495
      142   Ethan Allen Interiors, Inc.                 3,564
      121   Fortune Brands, Inc.                        6,935
      469   Libbey, Inc.                                4,254
      214   Mohawk Industries, Inc. (b)                12,620


                       See Notes to Financial Statements                 Page 81

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            HOUSEHOLD DURABLES (CONTINUED)
       72   National Presto Industries, Inc.    $       5,147
      900   Newell Rubbermaid, Inc.                    14,877
      292   Russ Berrie and Co., Inc. (b)               2,835
      145   Snap-on, Inc.                               8,162
      337   Stanley Works (The)                        14,990
       78   Tupperware Brands Corp.                     3,042
      111   Universal Electronics, Inc. (b)             2,522
      306   Whirlpool Corp.                            23,163
                                                -------------
                                                      118,606
                                                -------------
            HOUSEHOLD PRODUCTS--0.2%
       63   Kimberly-Clark Corp.                        3,643
       62   Procter & Gamble (The) Co.                  4,060
       40   WD-40 Co.                                   1,367
                                                -------------
                                                        9,070
                                                -------------
            INDUSTRIAL CONGLOMERATES--0.7%
      109   3M Co.                                      7,673
      284   Carlisle Cos., Inc.                         8,687
      142   General Electric Co.                        4,017
      168   Standex International Corp.                 3,678
       79   Textron, Inc.                               3,434
      316   Tredegar Corp.                              5,176
                                                -------------
                                                       32,665
                                                -------------
            INSURANCE--5.3%
      206   ACE Ltd.                                   10,444
      249   Allstate (The) Corp.                       11,509
      308   American Financial Group, Inc.              8,923
      385   Chubb (The) Corp.                          18,495
      744   Cincinnati Financial Corp.                 20,714
      151   Delphi Financial Group, Inc.,
               Class A                                  3,767
      138   Everest Re Group Ltd.                      11,288
      212   Fidelity National Financial, Inc.,
               Class A                                  2,832
      101   First American Corp.                        2,545
      636   Genworth Financial, Inc., Class A          10,157
      194   Hanover Insurance Group, Inc.               8,326
      176   Hartford Financial Services Group
               (The), Inc.                             11,157
      650   HCC Insurance Holdings, Inc.               14,723
      588   Horace Mann Educators Corp.                 8,150
      167   Lincoln National Corp.                      7,966
       81   Loews Corp.                                 3,609
       57   Mercury General Corp.                       2,879
      143   MetLife, Inc.                               7,260
      235   National Financial Partners Corp.           4,900
      225   Old Republic International Corp.            2,363
      226   Presidential Life Corp.                     3,625
       72   ProAssurance Corp. (b)                      3,524
       70   Protective Life Corp.                       2,517
       63   Prudential Financial, Inc.                  4,345
       94   RLI Corp.                                   5,134
      166   Safety Insurance Group, Inc.                7,050
      248   Selective Insurance Group, Inc.             5,357


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            INSURANCE (CONTINUED)
       64   Torchmark Corp.                     $       3,715
      110   Tower Group, Inc.                           2,506
      435   Travelers (The) Cos., Inc.                 19,192
      173   United Fire & Casualty Co.                  4,700
      199   Unitrin, Inc.                               5,490
      369   Unum Group                                  8,915
                                                -------------
                                                      248,077
                                                -------------
            INTERNET & CATALOG RETAIL--0.2%
      316   NetFlix, Inc. (b)                           9,761
                                                -------------
            INTERNET SOFTWARE & SERVICES--0.1%
      241   Perficient, Inc. (b)                        2,427
                                                -------------
            IT SERVICES--1.8%
      478   Acxiom Corp.                                6,138
      749   CIBER, Inc. (b)                             5,295
      403   Computer Sciences Corp. (b)                19,089
    1,271   Convergys Corp. (b)                        16,141
      316   CSG Systems International, Inc. (b)         5,606
      460   Electronic Data Systems Corp.              11,413
      367   Fidelity National Information
               Services, Inc.                           6,955
      648   Gevity HR, Inc.                             4,828
      124   NeuStar, Inc., Class A (b)                  2,602
      167   SI International, Inc. (b)                  3,053
      124   Startek, Inc. (b)                           1,118
                                                -------------
                                                       82,238
                                                -------------
            LEISURE EQUIPMENT &
               PRODUCTS--1.3%
      444   Arctic Cat, Inc.                            3,952
      559   Brunswick Corp.                             7,211
    1,161   Callaway Golf Co.                          14,721
      212   Hasbro, Inc.                                8,209
      271   JAKKS Pacific, Inc. (b)                     5,957
      883   Mattel, Inc.                               17,703
      125   RC2 Corp. (b)                               2,870
                                                -------------
                                                       60,623
                                                -------------
            LIFE SCIENCES TOOLS &
               SERVICES--0.1%
      396   Cambrex Corp. (b)                           3,013
       52   Varian, Inc. (b)                            2,569
                                                -------------
                                                        5,582
                                                -------------
            MACHINERY--2.7%
      108   Astec Industries, Inc. (b)                  3,447
      151   Barnes Group, Inc.                          3,411
      367   Briggs & Stratton Corp.                     4,969
      140   Cascade Corp.                               6,143
      156   Dover Corp.                                 7,742
      222   Federal Signal Corp.                        3,190
      303   Ingersoll-Rand Co. Ltd., Class A           10,908
      253   Kennametal, Inc.                            7,529
      278   Lydall, Inc. (b)                            4,326
      465   Manitowoc (The) Co., Inc.                  12,258
      144   Mueller Industries, Inc.                    3,696


Page 82                      See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            MACHINERY (CONTINUED)
      664   Oshkosh Truck Corp.                 $      11,979
      181   PACCAR, Inc.                                7,613
      157   Pentair, Inc.                               5,435
      334   Timken (The) Co.                           11,029
      396   Trinity Industries, Inc.                   14,906
      461   Wabash National Corp.                       4,287
      140   Watts Water Technologies, Inc.,
               Class A                                  4,136
                                                -------------
                                                      127,004
                                                -------------
            MARINE--0.2%
      181   Alexander & Baldwin, Inc.                   7,854
                                                -------------
            MEDIA--3.6%
      775   CBS Corp., Class B                         12,679
      597   Comcast Corp., Class A                     12,310
      380   Entercom Communications Corp.               2,329
      872   Gannett Co., Inc.                          15,801
    1,200   Harte-Hanks, Inc.                          14,892
      439   Interpublic Group of Cos., Inc. (b)         3,859
      220   Live Nation, Inc. (b)                       2,776
      920   Media General, Inc., Class A               11,666
      668   Meredith Corp.                             17,074
      245   New York Times (The) Co., Class A           3,085
    1,256   News Corp., Class A                        17,747
      479   Scholastic Corp.                           12,353
    1,276   Time Warner, Inc.                          18,272
      247   Viacom, Inc., Class B (b)                   6,899
      242   Walt Disney (The) Co.                       7,345
       13   Washington Post (The) Co., Class B          8,037
                                                -------------
                                                      167,124
                                                -------------
            METALS & MINING--1.0%
      122   A.M. Castle & Co.                           2,469
      318   Alcoa, Inc.                                10,733
      319   Allegheny Technologies, Inc.               15,085
      315   Carpenter Technology Corp.                 12,191
      166   RTI International Metals, Inc. (b)          4,525
      130   Worthington Industries, Inc.                2,306
                                                -------------
                                                       47,309
                                                -------------
            MULTILINE RETAIL--2.4%
      404   99 Cents Only Stores (b)                    2,703
      242   Big Lots, Inc. (b)                          7,371
    1,632   Dillard's, Inc., Class A                   16,500
      758   Family Dollar Stores, Inc.                 17,661
      103   Fred's, Inc.                                1,325
      520   J. C. Penney Co., Inc.                     16,032
      973   Macy's, Inc.                               18,301
      374   Nordstrom, Inc.                            10,749
      500   Saks, Inc. (b)                              5,095
      244   Target Corp.                               11,036
    1,442   Tuesday Morning Corp. (b)                   5,537
                                                -------------
                                                      112,310
                                                -------------


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            MULTI-UTILITIES--5.0%
      401   Alliant Energy Corp.                $      12,924
      358   Ameren Corp.                               14,710
      108   Avista Corp.                                2,443
      343   Black Hills Corp.                          11,069
      471   CenterPoint Energy, Inc.                    7,428
       98   CH Energy Group, Inc.                       3,553
      507   CMS Energy Corp.                            6,845
      387   Consolidated Edison, Inc.                  15,364
      239   Dominion Resources, Inc.                   10,559
      445   DTE Energy Co.                             18,235
      333   Energy East Corp.                           8,322
      149   Integrys Energy Group, Inc.                 7,608
      158   MDU Resources Group, Inc.                   5,042
      843   NiSource, Inc.                             14,398
      162   NSTAR                                       5,161
      260   OGE Energy Corp.                            8,507
      286   PG&E Corp.                                 11,020
      459   PNM Resources, Inc.                         5,375
      344   Puget Energy, Inc.                          9,474
      223   SCANA Corp.                                 8,070
      201   Sempra Energy                              11,288
      527   TECO Energy, Inc.                           9,776
      176   Vectren Corp.                               5,139
      122   Wisconsin Energy Corp.                      5,505
      753   Xcel Energy, Inc.                          15,105
                                                -------------
                                                      232,920
                                                -------------
            OFFICE ELECTRONICS--0.2%
      557   Xerox Corp.                                 7,598
       82   Zebra Technologies Corp.,
               Class A (b)                              2,526
                                                -------------
                                                       10,124
                                                -------------
            OIL, GAS & CONSUMABLE
               FUELS--1.6%
      252   Anadarko Petroleum Corp.                   14,593
      174   El Paso Corp.                               3,120
      364   Marathon Oil Corp.                         18,007
      173   Overseas Shipholding Group, Inc.           13,624
      131   Spectra Energy Corp.                        3,559
       90   Stone Energy Corp. (b)                      4,592
      955   Tesoro Corp.                               14,745
      159   World Fuel Services Corp.                   3,832
                                                -------------
                                                       76,072
                                                -------------
            PAPER & FOREST PRODUCTS--1.2%
      700   Buckeye Technologies, Inc. (b)              6,825
      811   International Paper Co.                    22,480
      634   MeadWestvaco Corp.                         16,998
      278   Neenah Paper, Inc.                          5,193
      207   Schweitzer-Mauduit International, Inc.      3,852
      302   Wausau Paper Corp.                          2,676
                                                -------------
                                                       58,024
                                                -------------
            PHARMACEUTICALS--1.4%
      164   Eli Lilly and Co.                           7,726
    1,804   King Pharmaceuticals, Inc. (b)             20,764


                       See Notes to Financial Statements                 Page 83

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            PHARMACEUTICALS (CONTINUED)
      100   Merck & Co., Inc.                   $       3,290
      649   Pfizer, Inc.                               12,117
      536   ViroPharma, Inc. (b)                        6,598
      556   Watson Pharmaceuticals, Inc. (b)           16,074
                                                -------------
                                                       66,569
                                                -------------
            REAL ESTATE INVESTMENT
               TRUSTS--0.7%
      296   Colonial Properties Trust                   5,908
      107   DiamondRock Hospitality Co.                   987
       24   Entertainment Properties Trust              1,287
      337   Hospitality Properties Trust                7,178
      553   Host Hotels & Resorts, Inc.                 7,250
      230   Medical Properties Trust, Inc.              2,551
       56   National Retail Properties, Inc.            1,184
       63   Rayonier, Inc.                              2,943
       60   Senior Housing Properties Trust             1,263
                                                -------------
                                                       30,551
                                                -------------
            ROAD & RAIL--1.1%
      127   Arkansas Best Corp.                         4,717
    1,313   Avis Budget Group, Inc. (b)                 8,009
       56   Con-way, Inc.                               2,831
       60   Norfolk Southern Corp.                      4,315
      219   Ryder System, Inc.                         14,446
       50   Union Pacific Corp.                         4,122
      591   Werner Enterprises, Inc.                   14,072
                                                -------------
                                                       52,512
                                                -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT--3.5%
       85   Advanced Energy Industries, Inc. (b)        1,175
      119   Analog Devices, Inc.                        3,631
      198   Applied Materials, Inc.                     3,429
      766   Atmel Corp. (b)                             2,704
      281   Brooks Automation, Inc. (b)                 2,195
       70   Cabot Microelectronics Corp. (b)            2,733
      173   Cymer, Inc. (b)                             4,583
      444   Cypress Semiconductor Corp. (b)            12,099
      937   Fairchild Semiconductor International,
               Inc. (b)                                11,385
       51   FEI Co. (b)                                 1,288
      553   Integrated Device Technology, Inc. (b)      5,541
      528   Intel Corp.                                11,716
      572   International Rectifier Corp. (b)           9,655
      226   Intersil Corp., Class A                     5,453
      186   KLA-Tencor Corp.                            6,992
      478   Kulicke & Soffa Industries, Inc. (b)        3,040
      304   Lam Research Corp. (b)                      9,999
      254   Micrel, Inc.                                2,418
    1,259   Micron Technology, Inc. (b)                 6,081
      212   MKS Instruments, Inc. (b)                   4,367
      713   Novellus Systems, Inc. (b)                 14,523
      660   Photronics, Inc. (b)                        2,805
    1,895   RF Micro Devices, Inc. (b)                  6,197
      151   Rudolph Technologies, Inc. (b)              1,318


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT (CONTINUED)
      391   Semtech Corp. (b)                   $       5,697
       86   Standard Microsystems Corp. (b)             2,281
       50   Supertex, Inc. (b)                          1,501
      341   Teradyne, Inc. (b)                          3,195
      537   Texas Instruments, Inc.                    13,091
                                                -------------
                                                      161,092
                                                -------------
            SOFTWARE--0.4%
    1,360   Cadence Design Systems, Inc. (b)           10,050
      123   Jack Henry & Associates, Inc.               2,656
      330   Parametric Technology Corp. (b)             6,392
       45   Progress Software Corp. (b)                 1,324
                                                -------------
                                                       20,422
                                                -------------
            SPECIALTY RETAIL--6.7%
      265   Aaron Rents, Inc.                           7,280
      459   AnnTaylor Stores Corp. (b)                 10,350
    1,885   AutoNation, Inc. (b)                       19,452
      442   Barnes & Noble, Inc.                       10,458
      783   Big 5 Sporting Goods Corp.                  6,256
    1,832   Borders Group, Inc.                         8,977
      437   Brown Shoe Co., Inc.                        7,053
      538   Cabela's, Inc., Class A (b)                 6,252
      387   CarMax, Inc. (b)                            5,186
      245   Cato (The) Corp., Class A                   4,383
      334   Charlotte Russe Holding, Inc. (b)           4,329
      709   Collective Brands, Inc. (b)                 9,132
      465   Dick's Sporting Goods, Inc. (b)             8,161
      441   Foot Locker, Inc.                           6,641
      906   Gap (The), Inc.                            14,605
      192   Genesco, Inc. (b)                           5,645
      298   Group 1 Automotive, Inc.                    5,856
      232   Haverty Furniture Cos., Inc.                2,649
      645   Home Depot (The), Inc.                     15,370
    1,095   Hot Topic, Inc. (b)                         6,888
      101   Jo-Ann Stores, Inc. (b)                     2,219
    1,121   Limited Brands, Inc.                       18,484
    1,204   Lithia Motors, Inc., Class A                5,599
      648   MarineMax, Inc. (b)                         4,264
      364   Men's Wearhouse (The), Inc.                 7,247
    1,726   Office Depot, Inc. (b)                     11,737
      426   OfficeMax, Inc.                             5,436
      133   Pep Boys-Manny, Moe & Jack (The)              982
      551   PetSmart, Inc.                             12,513
    1,539   RadioShack Corp.                           25,670
      668   Rent-A-Center, Inc. (b)                    14,162
      329   Sherwin-Williams (The) Co.                 17,519
      460   Sonic Automotive, Inc., Class A             4,632
      515   Stein Mart, Inc.                            2,302
      185   Tiffany & Co.                               6,991
      282   Tween Brands, Inc. (b)                      3,883
      123   Zale Corp. (b)                              2,721
                                                -------------
                                                      311,284
                                                -------------
            TEXTILES, APPAREL & LUXURY
               GOODS--1.3%
      289   Iconix Brand Group, Inc. (b)                3,468
      275   Jones Apparel Group, Inc.                   4,604


Page 84                      See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            TEXTILES, APPAREL & LUXURY GOODS
               (CONTINUED)
      258   Maidenform Brands, Inc. (b)         $       3,950
      299   Movado Group, Inc.                          6,429
      309   Oxford Industries, Inc.                     6,501
      164   Perry Ellis International, Inc. (b)         3,567
      225   Phillips-Van Heusen Corp.                   7,965
      235   Skechers U.S.A., Inc., Class A (b)          4,442
       78   UniFirst Corp.                              3,492
      212   VF Corp.                                   15,174
                                                -------------
                                                       59,592
                                                -------------
            THRIFTS & MORTGAGE FINANCE--0.5%
      663   Anchor BanCorp Wisconsin, Inc.              4,774
    1,424   Corus Bankshares, Inc.                      5,568
      207   First Niagara Financial Group, Inc.         2,896
    1,545   Flagstar Bancorp, Inc.                      6,859
      216   Guaranty Financial Group, Inc. (b)            715
      147   Washington Federal, Inc.                    2,734
                                                -------------
                                                       23,546
                                                -------------
            TOBACCO--1.2%
      227   Alliance One International, Inc. (b)        1,015
      735   Altria Group, Inc.                         14,957
      109   Lorillard, Inc. (b)                         7,315
      324   Reynolds American, Inc.                    18,089
      243   Universal Corp.                            12,544
                                                -------------
                                                       53,920
                                                -------------
            TRADING COMPANIES &
               DISTRIBUTORS--0.6%
      144   Applied Industrial Technologies, Inc.       3,848
      186   GATX Corp.                                  8,457
       51   Kaman Corp.                                 1,279
       94   Lawson Products                             2,756
      700   United Rentals, Inc. (b)                   11,327
       28   Watsco, Inc.                                1,396
                                                -------------
                                                       29,063
                                                -------------
            WIRELESS TELECOMMUNICATION
               SERVICES--0.2%
      174   Telephone and Data Systems, Inc.            7,378
                                                -------------

            TOTAL COMMON STOCKS--99.9%
            (Cost $5,459,391)                       4,641,200

            MONEY MARKET FUND--1.4%
   67,853   Morgan Stanley Institutional Treasury
               Money Market Fund--1.95% (c)
            (Cost $67,853)                             67,853
                                                -------------


            DESCRIPTION                                  VALUE
--------------------------------------------------------------

            TOTAL INVESTMENTS--101.3%
            (Cost $5,527,244) (d)               $   4,709,053
            NET OTHER ASSETS AND
               LIABILITIES--(1.3%)                    (62,417)
                                                -------------
            NET ASSETS--100.0%                  $   4,646,636
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c)  Represents annualized 7-day yield at July 31, 2008.

(d) Aggregate cost for federal income tax purposes is $5,533,308. As of July 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $134,599 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $958,854.

(e) This company filed for protection in federal bankruptcy court subsequent to the date of this report.


                       See Notes to Financial Statements                 Page 85

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS--100.0%
            AEROSPACE & DEFENSE--2.2%
      188   Alliant Techsystems, Inc. (b)       $      18,610
      269   Curtiss-Wright Corp.                       14,160
      404   DRS Technologies, Inc.                     31,835
      245   Esterline Technologies Corp. (b)           11,951
      388   General Dynamics Corp.                     34,587
      163   Honeywell International, Inc.               8,287
       90   L-3 Communications Holdings, Inc.           8,882
      249   Lockheed Martin Corp.                      25,978
      511   Orbital Sciences Corp. (b)                 12,780
      185   Teledyne Technologies, Inc. (b)            11,637
                                                -------------
                                                      178,707
                                                -------------
            AIR FREIGHT & LOGISTICS--0.9%
      596   C.H. Robinson Worldwide, Inc.              28,726
      570   Expeditors International of
               Washington, Inc.                        20,241
      261   Forward Air Corp.                           9,550
      353   Hub Group, Inc., Class A (b)               13,718
                                                -------------
                                                       72,235
                                                -------------
            AUTO COMPONENTS--0.2%
      430   BorgWarner, Inc.                           17,338
                                                -------------
            BEVERAGES--0.9%
      526   Anheuser-Busch Cos., Inc.                  35,642
      222   Boston Beer (The) Co., Inc.,
               Class A (b)                             10,054
      433   Brown-Forman Corp., Class B                31,159
                                                -------------
                                                       76,855
                                                -------------
            BIOTECHNOLOGY--2.1%
      173   Amgen, Inc. (b)                            10,835
      293   Biogen Idec, Inc. (b)                      20,440
      512   Celgene Corp. (b)                          38,650
      337   Cubist Pharmaceuticals, Inc. (b)            7,636
      341   Genzyme Corp. (b)                          26,138
      618   Gilead Sciences, Inc. (b)                  33,360
      357   Martek Biosciences Corp. (b)               13,427
      238   Savient Pharmaceuticals, Inc. (b)           6,326
      380   Vertex Pharmaceuticals, Inc. (b)           13,110
                                                -------------
                                                      169,922
                                                -------------
            CAPITAL MARKETS--2.0%
      398   Charles Schwab (The) Corp.                  9,110
      320   Eaton Vance Corp.                          11,885
       93   Goldman Sachs Group (The), Inc.            17,116
      618   Janus Capital Group, Inc.                  18,750
      378   Jefferies Group, Inc.                       7,178
      358   Northern Trust Corp.                       27,985
      131   optionsXpress Holdings, Inc.                3,250
      482   Raymond James Financial, Inc.              13,930
      128   State Street Corp.                          9,170
      434   T. Rowe Price Group, Inc.                  25,975
      289   TradeStation Group, Inc. (b)                3,115


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            CAPITAL MARKETS (CONTINUED)
      545   Waddell & Reed Financial, Inc.,
               Class A                          $      18,203
                                                -------------
                                                      165,667
                                                -------------
            CHEMICALS--4.0%
      331   Air Products and Chemicals, Inc.           31,515
      545   Airgas, Inc.                               31,218
      319   Albemarle Corp.                            12,419
      208   CF Industries Holding, Inc.                34,000
      475   Eastman Chemical Co.                       28,481
      380   Ecolab, Inc.                               16,986
      328   FMC Corp.                                  24,393
      483   Hercules, Inc.                              9,684
      100   Minerals Technologies, Inc.                 6,451
      323   Monsanto Co.                               38,472
      182   NewMarket Corp.                            11,240
      347   Praxair, Inc.                              32,524
      304   Sigma-Aldrich Corp.                        18,465
      644   Terra Industries, Inc.                     34,776
                                                -------------
                                                      330,624
                                                -------------
            COMMERCIAL BANKS--0.8%
      197   First Financial Bankshares, Inc.            9,040
       75   Hancock Holding Co.                         3,367
      198   PrivateBancorp, Inc.                        5,851
      114   Signature Bank (b)                          3,355
      264   SVB Financial Group (b)                    15,204
      235   UMB Financial Corp.                        12,941
      121   Westamerica Bancorporation                  6,292
      703   Wilshire Bancorp, Inc.                      8,661
                                                -------------
                                                       64,711
                                                -------------
            COMMERCIAL SERVICES &
               SUPPLIES--2.6%
      389   Brink's (The) Co.                          26,826
      264   ChoicePoint, Inc. (b)                      12,632
      594   Copart, Inc. (b)                           26,053
      231   Corrections Corp. of America (b)            6,475
       73   Dun & Bradstreet (The) Corp.                7,055
      486   Equifax, Inc.                              17,054
      404   Korn/Ferry International (b)                7,070
      159   Mine Safety Appliances Co.                  5,253
      301   Mobile Mini, Inc. (b)                       6,014
    1,300   Navigant Consulting, Inc. (b)              24,024
      240   Pitney Bowes, Inc.                          7,606
      214   Republic Services, Inc.                     6,955
      123   Stericycle, Inc. (b)                        7,349
      799   Sykes Enterprises, Inc. (b)                14,110
      533   Tetra Tech, Inc. (b)                       15,313
      283   Waste Connections, Inc. (b)                10,298
      228   Watson Wyatt Worldwide, Inc.,
               Class A                                 13,210
                                                -------------
                                                      213,297
                                                -------------
            COMMUNICATIONS EQUIPMENT--1.7%
      533   ADTRAN, Inc.                               11,918
      603   CommScope, Inc. (b)                        26,888


Page 86                      See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            COMMUNICATIONS EQUIPMENT
               (CONTINUED)
      246   Comtech Telecommunications
               Corp. (b)                        $      12,086
      671   F5 Networks, Inc. (b)                      19,560
      252   Harris Corp.                               12,134
      285   Plantronics, Inc.                           6,940
      522   Polycom, Inc. (b)                          12,319
      737   QUALCOMM, Inc.                             40,785
                                                -------------
                                                      142,630
                                                -------------
            COMPUTERS & PERIPHERALS--2.3%
      195   Apple, Inc. (b)                            30,995
    1,121   Dell, Inc. (b)                             27,543
      555   Hewlett-Packard Co.                        24,864
      276   International Business Machines
               Corp.                                   35,323
      245   Lexmark International, Inc.,
               Class A (b)                              8,595
      505   NCR Corp. (b)                              13,564
      377   NetApp, Inc. (b)                            9,632
      319   Synaptics, Inc. (b)                        15,382
      921   Western Digital Corp. (b)                  26,516
                                                -------------
                                                      192,414
                                                -------------
            CONSTRUCTION & ENGINEERING--1.7%
      439   Fluor Corp.                                35,713
      405   Jacobs Engineering Group, Inc. (b)         31,323
      546   KBR, Inc.                                  15,561
      956   Quanta Services, Inc. (b)                  29,521
      515   Shaw Group (The), Inc. (b)                 29,767
                                                -------------
                                                      141,885
                                                -------------
            CONSTRUCTION MATERIALS--0.0%
      249   Headwaters, Inc. (b)                        3,264
                                                -------------
            CONSUMER FINANCE--0.4%
      804   First Cash Financial Services, Inc. (b)    15,332
      423   SLM Corp. (b)                               7,246
      268   World Acceptance Corp. (b)                  8,780
                                                -------------
                                                       31,358
                                                -------------
            CONTAINERS & PACKAGING--0.7%
      606   AptarGroup, Inc.                           23,452
      685   Ball Corp.                                 30,538
                                                -------------
                                                       53,990
                                                -------------
            DISTRIBUTORS--0.1%
      333   LKQ Corp. (b)                               6,827
                                                -------------
            DIVERSIFIED CONSUMER
               SERVICES--1.5%
      368   Coinstar, Inc. (b)                         12,692
    1,095   Corinthian Colleges, Inc. (b)              17,246
      474   DeVry, Inc.                                26,928
    1,146   H&R Block, Inc.                            27,883
      154   ITT Educational Services, Inc. (b)         13,641
      122   Strayer Education, Inc.                    27,169
                                                -------------
                                                      125,559
                                                -------------


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            DIVERSIFIED FINANCIAL SERVICES--0.4%
      697   Leucadia National Corp.             $      31,205
                                                -------------
            ELECTRICAL EQUIPMENT--1.5%
      404   AMETEK, Inc.                               19,335
      431   Baldor Electric Co.                        14,676
      262   Brady Corp., Class A                        9,608
      331   Emerson Electric Co.                       16,120
      259   II-VI, Inc. (b)                             9,961
    2,136   Magnetek Inc. (b)                           9,932
      386   Roper Industries, Inc.                     23,615
      422   Woodward Governor Co.                      18,990
                                                -------------
                                                      122,237
                                                -------------
            ELECTRONIC EQUIPMENT &
               INSTRUMENTS--2.2%
      690   Agilent Technologies, Inc. (b)             24,881
      425   Amphenol Corp., Class A                    20,260
      152   Anixter International, Inc. (b)            10,341
      402   Brightpoint, Inc. (b)                       2,770
      448   Daktronics, Inc.                            7,997
      117   FARO Technologies, Inc. (b)                 2,773
      784   FLIR Systems, Inc. (b)                     31,940
      153   Itron, Inc. (b)                            14,126
       82   MTS Systems Corp.                           3,435
      224   National Instruments Corp.                  7,627
      435   Plexus Corp. (b)                           12,398
      324   RadiSys Corp. (b)                           3,752
       78   Rogers Corp. (b)                            3,222
      110   ScanSource, Inc. (b)                        3,376
      712   Trimble Navigation Ltd. (b)                23,638
    1,140   TTM Technologies, Inc. (b)                 12,825
                                                -------------
                                                      185,361
                                                -------------
            ENERGY EQUIPMENT &
               SERVICES--8.2%
      242   Atwood Oceanics, Inc. (b)                  11,110
      374   Baker Hughes, Inc.                         31,008
      478   Basic Energy Services, Inc. (b)            12,868
    1,024   BJ Services Co.                            30,106
      739   Cameron International Corp. (b)            35,295
      206   CARBO Ceramics, Inc.                       11,272
      191   Dril-Quip, Inc. (b)                        10,341
      506   ENSCO International, Inc.                  34,985
      267   Exterran Holdings, Inc. (b)                15,069
      413   FMC Technologies, Inc. (b)                 25,515
      308   Gulf Island Fabrication, Inc.              13,660
      770   Halliburton Co.                            34,511
      362   Helix Energy Solutions Group,
               Inc. (b)                                11,559
      441   Helmerich & Payne, Inc.                    26,076
      267   Hornbeck Offshore Services, Inc. (b)       11,903
      863   ION Geophysical Corp. (b)                  13,782
      109   Lufkin Industries, Inc.                     9,723
      653   Matrix Service Co. (b)                     14,738
      664   Nabors Industries Ltd. (b)                 24,209
      221   NATCO Group, Inc., Class A (b)             10,531
      461   National Oilwell Varco, Inc. (b)           36,248


                       See Notes to Financial Statements                 Page 87

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            ENERGY EQUIPMENT & SERVICES
               (CONTINUED)
      629   Noble Corp.                         $      32,626
      195   Oceaneering International, Inc. (b)        11,825
      381   Schlumberger Ltd.                          38,711
      492   Smith International, Inc.                  36,595
      577   Superior Energy Services, Inc. (b)         27,367
      475   Superior Well Services, Inc. (b)           15,086
      508   TETRA Technologies, Inc. (b)                9,616
      215   Transocean, Inc. (b)                       29,246
      145   Unit Corp. (b)                              9,795
      824   Weatherford International Ltd. (b)         31,090
      157   W-H Energy Services, Inc. (b)              14,370
                                                -------------
                                                      680,836
                                                -------------
            FOOD & STAPLES RETAILING--2.3%
      296   Andersons (The), Inc.                      13,453
      657   BJ's Wholesale Club, Inc. (b)              24,657
      520   Casey's General Stores, Inc.               12,792
      583   Costco Wholesale Corp.                     36,542
    1,033   CVS Caremark Corp.                         37,705
      594   Sysco Corp.                                16,846
      309   United Natural Foods, Inc. (b)              5,939
      727   Wal-Mart Stores, Inc.                      42,617
                                                -------------
                                                      190,551
                                                -------------
            FOOD PRODUCTS--1.9%
      244   Campbell Soup Co.                           8,877
      912   Darling International, Inc. (b)            14,756
      531   Flowers Foods, Inc.                        15,967
      404   General Mills, Inc.                        26,014
      401   Green Mountain Coffee Roasters,
               Inc. (b)                                14,576
      170   Kellogg Co.                                 9,020
      459   McCormick & Co., Inc.                      18,406
      183   Ralcorp Holdings, Inc. (b)                  9,875
      526   Wm. Wrigley Jr. Co.                        41,533
                                                -------------
                                                      159,024
                                                -------------
            GAS UTILITIES--0.6%
      244   Energen Corp.                              14,689
      276   Equitable Resources, Inc.                  14,421
      345   Questar Corp.                              18,243
                                                -------------
                                                       47,353
                                                -------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES--4.2%
      122   Abaxis, Inc. (b)                            2,427
      604   American Medical Systems
               Holdings, Inc. (b)                       9,948
       47   Analogic Corp.                              3,439
      221   ArthroCare Corp. (b)                        4,672
      384   Baxter International, Inc.                 26,346
      188   Beckman Coulter, Inc.                      13,600
      201   Becton, Dickinson & Co.                    17,067
    1,761   BioLase Technology Inc. (b)                 5,177
       93   C.R. Bard, Inc.                             8,634


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            HEALTH CARE EQUIPMENT & SUPPLIES
               (CONTINUED)
      340   CONMED Corp. (b)                    $      10,333
      162   Cooper (The) Cos., Inc.                     5,459
      790   CryoLife, Inc. (b)                         10,736
      416   Cyberonics, Inc. (b)                       11,490
      173   DENTSPLY International, Inc.                6,963
      410   Edwards Lifesciences Corp. (b)             25,699
      170   Greatbatch, Inc. (b)                        3,478
       53   Haemonetics Corp. (b)                       3,077
      611   Hospira, Inc. (b)                          23,316
      124   IDEXX Laboratories, Inc. (b)                6,634
      113   Immucor, Inc. (b)                           3,405
      271   Integra LifeSciences Holdings (b)          12,374
       30   Intuitive Surgical, Inc. (b)                9,339
      188   Kensey Nash Corp. (b)                       6,529
      316   Medtronic, Inc.                            16,694
      105   Mentor Corp.                                2,605
      109   Meridian Bioscience, Inc.                   2,835
      410   Merit Medical Systems, Inc. (b)             8,286
      400   St. Jude Medical, Inc. (b)                 18,632
      442   STERIS Corp.                               15,103
      130   Stryker Corp.                               8,345
      134   SurModics, Inc. (b)                         5,640
      557   Symmetry Medical, Inc. (b)                  9,307
      106   Vital Signs, Inc.                           7,754
      139   West Pharmaceutical Services, Inc.          6,383
      447   Zoll Medical Corp. (b)                     14,081
                                                -------------
                                                      345,807
                                                -------------
            HEALTH CARE PROVIDERS &
               SERVICES--4.1%
      299   Amedisys, Inc. (b)                         19,172
      534   AMN Healthcare Services, Inc. (b)          10,093
      371   AmSurg Corp. (b)                            9,943
      656   Apria Healthcare Group, Inc. (b)           12,602
      718   Centene Corp. (b)                          16,019
      771   Community Health Systems, Inc. (b)         25,428
      261   Express Scripts, Inc. (b)                  18,411
      500   HealthExtras, Inc. (b)                     15,005
      892   Healthspring, Inc. (b)                     17,349
      247   Henry Schein, Inc. (b)                     13,229
      137   HMS Holdings Corp. (b)                      3,409
      217   inVentiv Health, Inc. (b)                   5,243
      117   Laboratory Corp. of America
               Holdings (b)                             7,907
      518   LHC Group, Inc. (b)                        14,514
      224   Lincare Holdings, Inc. (b)                  7,217
      163   Magellan Health Services, Inc. (b)          6,805
      693   Medco Health Solutions, Inc. (b)           34,358
      371   Molina Healthcare, Inc. (b)                11,071
      928   Odyssey HealthCare, Inc. (b)                8,742
      370   PSS World Medical, Inc. (b)                 6,201
      840   Psychiatric Solutions, Inc. (b)            29,416
      506   Quest Diagnostics, Inc.                    26,899
      402   Universal Health Services, Inc.,
               Class B                                 24,369
                                                -------------
                                                      343,402
                                                -------------


Page 88                      See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            HEALTH CARE TECHNOLOGY--0.3%
      141   Cerner Corp. (b)                    $       6,297
      702   IMS Health, Inc.                           14,672
      335   Phase Forward, Inc. (b)                     6,164
                                                -------------
                                                       27,133
                                                -------------
            HOTELS, RESTAURANTS &
               LEISURE--1.6%
      243   Buffalo Wild Wings, Inc. (b)                8,002
      215   CEC Entertainment, Inc. (b)                 7,495
      768   Darden Restaurants, Inc.                   25,013
      161   DineEquity, Inc.                            3,719
      291   McDonald's Corp.                           17,399
      131   P.F. Chang's China Bistro, Inc. (b)         3,406
      326   Panera Bread Co., Class A (b)              16,333
      453   Papa John's International, Inc. (b)        12,815
      148   Peet's Coffee & Tea, Inc. (b)               2,885
      429   Scientific Games Corp., Class A (b)        13,016
       99   WMS Industries, Inc. (b)                    2,790
      466   Yum! Brands, Inc.                          16,692
                                                -------------
                                                      129,565
                                                -------------
            HOUSEHOLD PRODUCTS--0.3%
      339   Church & Dwight Co., Inc.                  18,601
      118   Colgate-Palmolive Co.                       8,764
                                                -------------
                                                       27,365
                                                -------------
            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS--0.4%
    1,702   AES (The) Corp. (b)                        27,470
      100   Constellation Energy Group                  8,316
                                                -------------
                                                       35,786
                                                -------------
            INSURANCE--1.8%
      391   Aflac, Inc.                                21,744
      356   Aon Corp.                                  16,305
      277   Hilb Rogal and Hobbs Co.                   12,008
      218   Infinity Property & Casualty Corp.          9,714
      167   Navigators Group (The), Inc. (b)            7,943
      177   Philadelphia Consolidated
               Holding Co. (b)                         10,346
      873   Progressive (The) Corp.                    17,678
      609   Safeco Corp.                               40,290
      271   StanCorp Financial Group, Inc.             13,385
                                                -------------
                                                      149,413
                                                -------------
            INTERNET & CATALOG RETAIL--0.6%
      334   Amazon.com, Inc. (b)                       25,497
      984   PetMed Express, Inc. (b)                   14,268
      483   Stamps.com, Inc. (b)                        6,574
                                                -------------
                                                       46,339
                                                -------------
            INTERNET SOFTWARE & SERVICES--0.7%
      705   Akamai Technologies, Inc. (b)              16,455
      330   Digital River, Inc. (b)                    13,164
       31   Google, Inc., Class A (b)                  14,686
      128   j2 Global Communications, Inc. (b)          3,068


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

           INTERNET SOFTWARE & SERVICES
               (CONTINUED)
      216   VeriSign, Inc. (b)                  $       7,029
      174   Websense, Inc. (b)                          3,631
                                                -------------
                                                       58,033
                                                -------------
            IT SERVICES--2.7%
      611   Affiliated Computer Services, Inc.,
               Class A (b)                             29,450
      112   Alliance Data Systems Corp. (b)             7,185
      195   Automatic Data Processing, Inc.             8,328
      604   Broadridge Financial Solutions, Inc.       12,503
      329   CACI International Inc., Class A (b)       14,792
      754   Cognizant Technology Solutions
               Corp., Class A (b)                      21,165
      720   CyberSource Corp. (b)                      12,780
      180   Fiserv, Inc. (b)                            8,608
      921   Gartner, Inc. (b)                          22,436
      409   Global Payments, Inc.                      18,115
      313   ManTech International Corp.,
               Class A (b)                             17,478
      173   MAXIMUS, Inc.                               6,420
      283   SRA International, Inc., Class A (b)        6,212
    1,323   Western Union  Co.                         36,567
                                                -------------
                                                      222,039
                                                -------------
            LEISURE EQUIPMENT &
               PRODUCTS--0.0%
       73   Polaris Industries, Inc.                    3,124
                                                -------------
            LIFE SCIENCES TOOLS &
               SERVICES--2.8%
      488   Applied Biosystems, Inc.                   18,022
      298   Charles River Laboratories
               International, Inc. (b)                 19,805
      222   Covance, Inc. (b)                          20,380
      537   Enzo Biochem, Inc. (b)                      7,631
      166   Kendle International, Inc. (b)              6,831
      241   Millipore Corp. (b)                        16,954
      572   PAREXEL International Corp. (b)            16,720
    1,468   PerkinElmer, Inc.                          42,718
      296   Pharmaceutical Product Development,
               Inc.                                    11,289
      246   Techne Corp. (b)                           19,562
      587   Thermo Fisher Scientific, Inc. (b)         35,525
      254   Waters Corp. (b)                           17,257
                                                -------------
                                                      232,694
                                                -------------
            MACHINERY--7.3%
      364   AGCO Corp. (b)                             21,785
      332   Caterpillar, Inc.                          23,081
       84   CLARCOR, Inc.                               3,236
      330   Crane Co.                                  11,715
      624   Cummins, Inc.                              41,396
      317   Danaher Corp.                              25,249
      227   Deere & Co.                                15,926
      570   Donaldson Co., Inc.                        25,713
      289   Eaton Corp.                                20,531
      403   EnPro Industries, Inc. (b)                 14,512


                       See Notes to Financial Statements                 Page 89

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            MACHINERY (CONTINUED)
      233   Flowserve Corp.                     $      31,068
      265   Gardner Denver, Inc. (b)                   12,084
      167   Graco, Inc.                                 6,050
      234   Harsco Corp.                               12,659
      518   IDEX Corp.                                 19,596
      344   Illinois Tool Works, Inc.                  16,116
      645   ITT Corp.                                  43,190
      335   Joy Global, Inc.                           24,194
      176   Kaydon Corp.                                8,346
      323   Lincoln Electric Holdings, Inc.            25,953
      142   Lindsay Corp.                              13,102
      436   Nordson Corp.                              30,808
      618   Pall Corp.                                 24,980
      459   Parker Hannifin Corp.                      28,311
      302   Robbins & Myers, Inc.                      15,333
      241   SPX Corp.                                  30,554
      159   Terex Corp. (b)                             7,525
      144   Valmont Industries, Inc.                   15,395
      654   Wabtec Corp.                               36,297
                                                -------------
                                                      604,705
                                                -------------
            MARINE--0.1%
      126   Kirby Corp. (b)                             6,013
                                                -------------
            MEDIA--2.0%
      127   Arbitron, Inc.                              5,969
    1,578   DIRECTV Group (The), Inc. (b)              42,638
      853   DreamWorks Animation SKG,
               Inc., Class A (b)                       25,334
      319   E.W. Scripps (The) Co., Class A             2,207
      565   John Wiley & Sons, Inc., Class A           25,617
      594   Marvel Entertainment, Inc. (b)             20,612
      547   Omnicom Group, Inc.                        23,351
    2,539   Valassis Communications, Inc. (b)          22,394
                                                -------------
                                                      168,122
                                                -------------
            METALS & MINING--3.7%
      592   AK Steel Holding Corp.                     37,592
      212   AMCOL International Corp.                   6,767
      181   Century Aluminum Co. (b)                   10,755
      267   Cleveland-Cliffs, Inc.                     28,945
      843   Commercial Metals Co.                      25,164
      349   Freeport-McMoRan Copper & Gold, Inc.       33,766
      784   Newmont Mining Corp.                       37,600
      547   Nucor Corp.                                31,299
      198   Olympic Steel, Inc.                        10,068
      412   Reliance Steel & Aluminum Co.              26,022
      814   Steel Dynamics, Inc.                       25,788
      221   United States Steel Corp.                  35,440
                                                -------------
                                                      309,206
                                                -------------
            MULTILINE RETAIL--0.3%
      584   Dollar Tree, Inc. (b)                      21,900
                                                -------------
            OFFICE ELECTRONICS--0.1%
      195   Zebra Technologies Corp.,
               Class A (b)                              6,008
                                                -------------


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            OIL, GAS & CONSUMABLE FUELS--8.9%
      294   Apache Corp.                        $      32,978
      339   Arch Coal, Inc.                            19,089
      428   Bill Barrett Corp. (b)                     17,608
      362   Cabot Oil & Gas Corp.                      15,932
      620   Chesapeake Energy Corp.                    31,093
      412   Chevron Corp.                              34,839
      456   Cimarex Energy Co.                         23,762
      433   ConocoPhillips                             35,341
      291   CONSOL Energy, Inc.                        21,647
      697   Denbury Resources, Inc. (b)                19,614
      340   Devon Energy Corp.                         32,263
      423   Encore Acquisition Co. (b)                 26,171
      249   EOG Resources, Inc.                        25,032
      371   Exxon Mobil Corp.                          29,840
      324   Hess Corp.                                 32,854
      417   Murphy Oil Corp.                           33,247
      292   Newfield Exploration Co. (b)               14,302
      407   Noble Energy, Inc.                         30,065
      455   Occidental Petroleum Corp.                 35,868
      279   Peabody Energy Corp.                       18,874
      200   Penn Virginia Corp.                        12,150
      136   Petroleum Development Corp. (b)             7,522
      560   PetroQuest Energy, Inc. (b)                11,687
      406   Pioneer Natural Resources Co.              24,137
      436   Plains Exploration & Production Co. (b)    24,403
      658   Quicksilver Resources, Inc. (b)            17,213
      499   Range Resources Corp.                      24,231
      859   Southwestern Energy Co. (b)                31,190
      233   St. Mary Land & Exploration Co.             9,916
      228   Swift Energy Co. (b)                       11,587
      597   XTO Energy, Inc.                           28,196
                                                -------------
                                                      732,651
                                                -------------
            PERSONAL PRODUCTS--1.0%
      484   Alberto-Culver Co.                         12,986
      454   Avon Products, Inc.                        19,250
       93   Chattem, Inc. (b)                           5,996
      704   Estee Lauder (The) Cos., Inc.,
               Class A                                 31,045
      397   NBTY, Inc. (b)                             13,693
                                                -------------
                                                       82,970
                                                -------------
            PHARMACEUTICALS--2.1%
      309   Abbott Laboratories                        17,409
      157   Allergan, Inc.                              8,153
      363   Barr Pharmaceuticals, Inc. (b)             23,951
      263   Endo Pharmaceuticals Holdings,
               Inc. (b)                                 6,088
      381   Johnson & Johnson                          26,087
      306   Medicis Pharmaceutical Corp.,
               Class A                                  5,618
    2,032   Mylan, Inc. (b)                            26,354
      275   Noven Pharmaceuticals, Inc. (b)             3,416
      400   Perrigo Co.                                14,092
      417   Salix Pharmaceuticals, Ltd. (b)             3,328
      415   Schering-Plough Corp.                       8,748
      467   Sciele Pharma, Inc. (b)                     8,710


Page 90                      See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            PHARMACEUTICALS (CONTINUED)
      511   Wyeth                               $      20,706
                                                -------------
                                                      172,660
                                                -------------
            REAL ESTATE INVESTMENT
               TRUSTS--0.6%
      588   Extra Space Storage, Inc.                   8,332
      191   Plum Creek Timber Co., Inc.                 9,306
      423   Potlatch Corp.                             19,698
      301   ProLogis                                   14,713
                                                -------------
                                                       52,049
                                                -------------
            REAL ESTATE MANAGEMENT &
               DEVELOPMENT--0.1%
      852   CB Richard Ellis Group, Inc.,
               Class A (b)                             11,971
                                                -------------
            ROAD & RAIL--1.4%
      327   Burlington Northern Santa Fe Corp.         34,051
      197   Heartland Express, Inc.                     3,357
      573   J.B. Hunt Transport Services, Inc.         21,190
      434   Kansas City Southern (b)                   23,870
      494   Knight Transportation, Inc.                 9,346
      218   Landstar System, Inc.                      11,026
      401   Old Dominion Freight Line, Inc. (b)        14,717
                                                -------------
                                                      117,557
                                                -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               Equipment--1.4%
    1,402   Advanced Micro Devices, Inc. (b)            5,902
      395   Altera Corp.                                8,670
      105   ATMI, Inc. (b)                              2,366
      899   Broadcom Corp., Class A (b)                21,837
      327   Diodes, Inc. (b)                            8,492
    3,149   Kopin Corp. (b)                            10,171
      251   Linear Technology Corp.                     7,794
      478   Microsemi Corp. (b)                        12,409
      609   Pericom Semiconductor Corp. (b)             8,684
      176   Silicon Laboratories, Inc. (b)              5,757
    1,221   Skyworks Solutions, Inc. (b)               11,551
      260   Varian Semiconductor Equipment
               Associates, Inc. (b)                     7,597
      324   Xilinx, Inc.                                8,045
                                                -------------
                                                      119,275
                                                -------------
            SOFTWARE--4.3%
      933   Activision Blizzard Inc. (b)               33,569
      623   Adobe Systems, Inc. (b)                    25,761
      320   ANSYS, Inc. (b)                            14,682
      137   Blackbaud, Inc.                             2,447
      681   BMC Software, Inc. (b)                     22,398
      354   CA, Inc.                                    8,446
      278   Citrix Systems, Inc. (b)                    7,406
    1,714   Compuware Corp. (b)                        18,854
      363   Concur Technologies, Inc. (b)              14,963
      107   FactSet Research Systems, Inc.              6,171
      195   Informatica Corp. (b)                       3,157
      593   Intuit, Inc. (b)                           16,207


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            SOFTWARE (CONTINUED)
      333   JDA Software Group, Inc. (b)        $       5,684
      254   Manhattan Associates, Inc. (b)              6,233
      187   McAfee, Inc. (b)                            6,124
      198   MICROS Systems, Inc. (b)                    6,273
    1,168   Oracle Corp. (b)                           25,147
      267   Phoenix Technologies Ltd. (b)               3,223
      100   Quality Systems, Inc.                       3,285
       81   SPSS, Inc. (b)                              2,677
      865   Sybase, Inc. (b)                           29,073
    1,690   Symantec Corp. (b)                         35,608
      266   Synopsys, Inc. (b)                          6,389
      589   Take-Two Interactive Software,
               Inc. (b)                                13,429
      666   Tyler Technologies, Inc. (b)               10,643
    2,336   Wind River Systems, Inc. (b)               27,401
                                                -------------
                                                      355,250
                                                -------------
            SPECIALTY RETAIL--3.2%
      491   Advance Auto Parts, Inc.                   20,175
      812   Aeropostale, Inc. (b)                      26,187
      135   AutoZone, Inc. (b)                         17,589
      291   Bed Bath & Beyond, Inc. (b)                 8,099
      413   Best Buy Co., Inc.                         16,404
      334   Children's Place Retail Stores (The),
               Inc. (b)                                12,709
      450   Dress Barn (The), Inc. (b)                  7,259
      202   GameStop Corp., Class A (b)                 8,183
      170   Guess?, Inc.                                5,384
      376   Gymboree (The) Corp. (b)                   14,062
      428   Hibbett Sports, Inc. (b)                    9,009
      225   Jos. A. Bank Clothiers, Inc. (b)            5,040
      716   Ross Stores, Inc.                          27,179
    1,377   Staples, Inc.                              30,983
    1,039   TJX (The) Cos., Inc.                       35,024
      612   Urban Outfitters, Inc. (b)                 20,202
      177   Zumiez, Inc. (b)                            2,613
                                                -------------
                                                      266,101
                                                -------------
            TEXTILES, APPAREL & LUXURY
               GOODS--1.4%
      283   Coach, Inc. (b)                             7,219
       87   Deckers Outdoor Corp. (b)                   9,832
      101   Fossil, Inc. (b)                            2,705
      234   Hanesbrands, Inc. (b)                       5,017
      274   NIKE, Inc., Class B                        16,078
      391   Polo Ralph Lauren Corp.                    23,136
      920   Quiksilver, Inc. (b)                        7,056
      389   Timberland (The) Co., Class A (b)           5,578
      378   Volcom, Inc. (b)                            6,781
      577   Warnaco Group (The), Inc. (b)              24,206
      226   Wolverine World Wide, Inc.                  6,041
                                                -------------
                                                      113,649
                                                -------------
            THRIFTS & MORTGAGE FINANCE--0.4%
    1,961   Hudson City Bancorp, Inc.                  35,808
                                                -------------
            TOBACCO--0.1%
      150   UST, Inc.                                   7,892
                                                -------------


                       See Notes to Financial Statements                 Page 91

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

July 31, 2008


   SHARES   DESCRIPTION                                  VALUE
--------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            TRADING COMPANIES &
               DISTRIBUTORS--0.7%
      295   Fastenal Co.                        $      14,414
      432   MSC Industrial Direct Co., Inc.,
               Class A                                 20,606
      300   W.W. Grainger, Inc.                        26,853
                                                -------------
                                                       61,873
                                                -------------
            WIRELESS TELECOMMUNICATION
               Services--0.2%
      387   American Tower Corp., Class A (b)          16,215
                                                -------------

            TOTAL COMMON STOCKS--100.0%
            (Cost $7,750,972)                       8,286,425

            MONEY MARKET FUND--0.9%
   73,187   Morgan Stanley Institutional Treasury
               Money Market Fund--1.95% (c)
            (Cost $73,187)                             73,187
                                                -------------

            TOTAL INVESTMENTS--100.9%
            (Cost $7,824,159) (d)                   8,359,612
            NET OTHER ASSETS AND
               LIABILITIES--(0.9%)                    (71,954)
                                                -------------
            NET ASSETS--100.0%                  $   8,287,658
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c)  Represents annualized 7-day yield at July 31, 2008.

(d) Aggregate cost for federal income tax purposes is $7,824,733. As of July 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $782,206 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $247,327.


Page 92                      See Notes to Financial Statements

                       This page intentionally left blank.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Statements of Assets and Liabilities
July 31, 2008

                                                                         First Trust          First Trust
                                                                          Consumer              Consumer            First Trust
                                                                        Discretionary            Staples               Energy
                                                                      AlphaDEX(R) Fund       AlphaDEX(R) Fund      AlphaDEX(R) Fund
                                                                      ----------------       ----------------      ----------------

ASSETS:
Investments at value                                                      $  3,631,535           $  2,769,408        $  8,410,549
Cash                                                                             8,904                     --              17,804
Restricted cash                                                                  7,849(a)                  --                  --
Receivables:
      Capital shares sold                                                           --                     --                  --
      Investment securities sold                                                    --                     --                  --
      Dividends                                                                  1,515                  2,815               1,735
      Interest                                                                     154                     95                  30
Prepaid expenses                                                                 3,531                  3,531               3,531
                                                                          ------------           ------------        ------------
         Total Assets                                                        3,653,488              2,775,849           8,433,649
                                                                          ------------           ------------        ------------

LIABILITIES:
Due to custodian                                                                    --                    104                  --
Payables:
      Investment securities purchased                                           20,098                     --                  --
      To investment advisor                                                     34,308                 29,835              28,831
      Licensing fees                                                               884                    901               2,025
Accrued expenses and other liabilities                                          51,590                 50,480              55,797
                                                                          ------------           ------------        ------------
         Total Liabilities                                                     106,880                 81,320              86,653
                                                                          ------------           ------------        ------------

NET ASSETS                                                                $  3,546,608           $  2,694,529        $  8,346,996
                                                                          ============           ============        ============

NET ASSETS consist of:
Paid-in capital                                                           $  4,401,148           $  3,136,599        $ 10,011,316
Par value                                                                        2,500                  1,500               3,500
Accumulated net investment income (loss)                                           441                  3,316                  --
Accumulated net realized gain (loss) on investments                           (611,770)              (422,860)           (601,400)
Net unrealized appreciation (depreciation) on investments                     (245,711)               (24,026)         (1,066,420)
                                                                          ------------           ------------        ------------
NET ASSETS                                                                $  3,546,608           $  2,694,529        $  8,346,996
                                                                          ============           ============        ============

NET ASSET VALUE, per share                                                $      14.19           $      17.96        $      23.85
                                                                          ============           ============        ============

Number of shares outstanding
(unlimited number of shares authorized, par value $0.01 per share)             250,002                150,002             350,002
                                                                          ------------           ------------        ------------

Investments at cost                                                       $  3,877,246           $  2,793,434        $  9,476,969
                                                                          ============           ============        ============

(a)  Cash restricted for in-kind trade that did not settle until August 1, 2008.


Page 94               See Notes to Financial Statements

                                                          First Trust
     First Trust               First Trust                Industrials/                First Trust                 First Trust
     Financials                Health Care              Producer Durables              Materials                   Technology
  AlphaDEX(R) Fund           AlphaDEX(R) Fund           AlphaDEX(R) Fund            AlphaDEX(R) Fund            AlphaDEX(R) Fund
  ----------------           ----------------           ----------------            ----------------            ----------------


      $  1,938,951               $  8,601,491               $  4,461,304                $  5,550,761                $  8,980,158
                --                         --                         --                          --                          --
                --                         --                         --                          --                          --

                --                         --                         --                          --                          --
                --                         --                         --                          --                          --
             2,715                        952                      1,188                       2,250                       2,780
               124                         98                        109                         117                         146
             3,531                      3,531                      3,531                       3,531                       3,531
      ------------               ------------               ------------                ------------                ------------
         1,945,321                  8,606,072                  4,466,132                   5,556,659                   8,986,615
      ------------               ------------               ------------                ------------                ------------


                20                        192                        167                         114                         162

                --                         --                         --                          --                          --
            31,761                     28,148                     27,828                      29,390                      28,217
               645                      1,795                      1,528                       1,238                       1,599
            51,410                     55,369                     52,121                      51,936                      53,011
      ------------               ------------               ------------                ------------                ------------
            83,836                     85,504                     81,644                      82,678                      82,989
      ------------               ------------               ------------                ------------                ------------

      $  1,861,485               $  8,520,568               $  4,384,488                $  5,473,981                $  8,903,626
      ============               ============               ============                ============                ============


      $  2,708,082               $  8,709,382               $  5,103,528                $  5,582,595                $  9,808,425
             1,500                      4,500                      2,500                       2,500                       5,050
             1,126                         --                      1,695                       1,209                          --
          (585,004)                  (545,837)                  (698,042)                   (368,364)                   (557,159)
          (264,219)                   352,523                    (25,193)                    256,041                    (352,690)
      ------------               ------------               ------------                ------------                ------------
      $  1,861,485               $  8,520,568               $  4,384,488                $  5,473,981                $  8,903,626
      ============               ============               ============                ============                ============

      $      12.41               $      18.93               $      17.54                $      21.90                $      17.63
      ============               ============               ============                ============                ============


           150,002                    450,002                    250,002                     250,002                     505,000
      ------------               ------------               ------------                ------------                ------------

      $  2,203,170               $  8,248,968               $  4,486,497                $  5,294,720                $  9,332,848
      ============               ============               ============                ============                ============


                       See Notes to Financial Statements                Page 95

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

July 31, 2008

                                                                                               First Trust           First Trust
                                                                         First Trust            Large Cap              Mid Cap
                                                                          Utilities                Core                  Core
                                                                      AlphaDEX(R) Fund       AlphaDEX(R) Fund      AlphaDEX(R) Fund
                                                                      ----------------       ----------------      ----------------

ASSETS:
Investments at value                                                      $  5,731,643           $ 14,851,525          $ 10,593,513
Cash                                                                                --                 13,239                    --
Restricted cash                                                                     --                     --                    --
Receivables:
      Capital shares sold                                                           --                     --                    --
      Investment securities sold                                                    --                     --                    --
      Dividends                                                                 15,308                 12,745                 8,396
      Interest                                                                     132                     96                   138
Prepaid expenses                                                                 3,531                  3,531                 3,531
                                                                          ------------           ------------          ------------
         Total Assets                                                        5,750,614             14,881,136            10,605,578
                                                                          ------------           ------------          ------------

LIABILITIES:
Due to custodian                                                                   174                     --                   339
Payables:
      Investment securities purchased                                               --                     --                    --
      To investment advisor                                                     29,451                 17,140                23,292
      Licensing fees                                                             1,507                  1,244                   875
Accrued expenses and other liabilities                                          52,852                 63,723                59,811
                                                                          ------------           ------------          ------------
         Total Liabilities                                                      83,984                 82,107                84,317
                                                                          ------------           ------------          ------------

NET ASSETS                                                                $  5,666,630           $ 14,799,029          $ 10,521,261
                                                                          ============           ============          ============

NET ASSETS consist of:
Paid-in capital                                                           $  6,114,670           $ 16,723,827          $ 11,857,077
Par value                                                                        3,500                  6,000                 4,000
Accumulated net investment income (loss)                                        21,646                  9,660                 3,143
Accumulated net realized gain (loss) on investments                           (279,679)            (1,331,030)           (1,176,980)
Net unrealized appreciation (depreciation) on investments                     (193,507)              (609,428)             (165,979)
                                                                          ------------           ------------          ------------
NET ASSETS                                                                $  5,666,630           $ 14,799,029          $ 10,521,261
                                                                          ============           ============          ============

NET ASSET VALUE, per share                                                $      16.19           $      24.66          $      26.30
                                                                          ============           ============          ============

Number of shares outstanding
(unlimited number of shares authorized, par value $0.01 per share)             350,002                600,002               400,002
                                                                          ------------           ------------          ------------

Investments at cost                                                       $  5,925,150           $ 15,460,953          $ 10,759,492
                                                                          ============           ============          ============


Page 96               See Notes to Financial Statements

     First Trust               First Trust                First Trust
      Small Cap              Large Cap Value            Large Cap Growth              First Trust                 First Trust
        Core                  Opportunities              Opportunities              Multi Cap Value             Multi Cap Growth
  AlphaDEX(R) Fund           AlphaDEX(R) Fund           AlphaDEX(R) Fund            AlphaDEX(R) Fund            AlphaDEX(R) Fund
  ----------------           ----------------           ----------------            ----------------            ----------------


      $  9,993,700               $ 23,186,233               $ 37,267,602                $  4,709,053                $  8,359,612
                --                     38,690                         --                       3,881                          --
                --                         --                         --                          --                          --

         2,498,357                         --                         --                          --                          --
            27,729                         --                         --                          --                      11,778
             4,109                     21,995                     24,143                       4,858                       3,835
               128                         60                         84                         117                         115
             3,531                      3,531                      3,531                       3,531                       3,531
      ------------               ------------               ------------                ------------                ------------
        12,527,554                 23,250,509                 37,295,360                   4,721,440                   8,378,871
      ------------               ------------               ------------                ------------                ------------


               138                         --                      1,417                          --                         187

         2,524,846                         --                         --                          --                      13,722
            27,745                     19,345                      5,968                      22,271                      21,884
               609                      1,826                      3,003                         380                         701
            58,411                     65,916                     81,022                      52,153                      54,719
      ------------               ------------               ------------                ------------                ------------
         2,611,749                     87,087                     91,410                      74,804                      91,213
      ------------               ------------               ------------                ------------                ------------

      $  9,915,805               $ 23,163,422               $ 37,203,950                $  4,646,636                $  8,287,658
      ============               ============               ============                ============                ============


      $ 11,454,294               $ 25,800,576               $ 40,147,781                $  6,368,763                $  9,256,500
             4,000                     10,000                     14,000                       2,000                       3,000
               535                     22,054                      2,734                       3,744                          --
        (1,334,736)                (1,152,046)                (3,563,630)                   (909,680)                 (1,507,295)
          (208,288)                (1,517,162)                   603,065                    (818,191)                    535,453
      ------------               ------------               ------------                ------------                ------------
      $  9,915,805               $ 23,163,422               $ 37,203,950                $  4,646,636                $  8,287,658
      ============               ============               ============                ============                ============

      $      24.79               $      23.16               $      26.57                $      23.23                $      27.63
      ============               ============               ============                ============                ============


           400,002                  1,000,002                  1,400,002                     200,002                     300,002
      ------------               ------------               ------------                ------------                ------------

      $ 10,201,988               $ 24,703,395               $ 36,664,537                $  5,527,244                $  7,824,159
      ============               ============               ============                ============                ============


                       See Notes to Financial Statements                Page 97

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Statements of Operations
For the Year Eneded July 31, 2008


                                                                         First Trust           First Trust
                                                                          Consumer              Consumer              First Trust
                                                                       Discretionary             Staples                 Energy
                                                                      AlphaDEX(R) Fund       AlphaDEX(R) Fund       AlphaDEX(R) Fund
                                                                      ----------------       ----------------       ----------------

INVESTMENT INCOME:
Dividends (a)                                                             $     24,901           $     49,544          $     63,399
Interest                                                                         1,199                    855                   873
                                                                          ------------           ------------          ------------
      Total investment income                                                   26,100                 50,399                64,272
                                                                          ------------           ------------          ------------

EXPENSES:
Audit and tax fees                                                              29,607                 29,607                29,607
Listing fees                                                                    12,021                 12,021                12,021
Investment advisory fees                                                        10,191                 13,971                27,241
Accounting and administration fees                                               6,210                  3,811                 5,657
Custodian fees                                                                   2,835                  1,862                 2,231
Trustees' fees and expenses                                                      2,237                  2,237                 3,754
Licensing fees                                                                   2,038                  2,794                 5,448
Legal fees                                                                       1,610                  1,917                 5,530
Printing fees                                                                    1,477                  2,352                 4,391
Transfer agent fees                                                                102                    140                   272
Registration and filing fees                                                        92                     92                    92
Other expenses                                                                      62                    298                 1,238
                                                                          ------------           ------------          ------------
      Total expenses                                                            68,482                 71,102                97,482
      Less fees waived and expenses reimbursed by the
         investment advisor                                                    (54,215)               (51,542)              (59,344)
                                                                          ------------           ------------          ------------
      Net expenses                                                              14,267                 19,560                38,138
                                                                          ------------           ------------          ------------

NET INVESTMENT INCOME (LOSS)                                                    11,833                 30,839                26,134
                                                                          ------------           ------------          ------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments                                                             (609,465)              (419,792)             (601,413)
      In-kind redemptions                                                       57,379                115,509             1,166,523
                                                                          ------------           ------------          ------------
Net realized gain (loss)                                                      (552,086)              (304,283)              565,110

Net change in unrealized appreciation (depreciation) on investments           (130,768)               134,562              (813,167)
                                                                          ------------           ------------          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                       (682,854)              (169,721)             (248,057)
                                                                          ------------           ------------          ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS                                                     $   (671,021)          $  (138,882)          $   (221,923)
                                                                          ============           ============          ============

(a) Net of foreign withholding tax of $45 for the First Trust
    Financials AlphaDEX(R) Fund.


Page 98            See Notes to Financial Statements

                                                          First Trust
     First Trust               First Trust                Industrials/                First Trust                 First Trust
     Financials                Health Care              Producer Durables              Materials                   Technology
  AlphaDEX(R) Fund           AlphaDEX(R) Fund           AlphaDEX(R) Fund            AlphaDEX(R) Fund            AlphaDEX(R) Fund
  ----------------           ----------------           ----------------            ----------------            ----------------


      $     47,647               $     15,107               $     44,452                $     47,343                $     16,888
             1,230                        855                        867                         867                         929
      ------------               ------------               ------------                ------------                ------------
            48,877                     15,962                     45,319                      48,210                      17,817
      ------------               ------------               ------------                ------------                ------------


            29,607                     29,607                     29,607                      29,607                      29,607
            12,021                     12,021                     12,021                      12,021                      12,021
             8,632                     21,988                     22,964                      16,624                      21,518
             6,963                      5,440                      5,308                       4,956                       5,460
             3,056                      2,310                      2,065                       2,092                       2,403
             2,237                      3,228                      3,064                       2,237                       3,294
             1,726                      4,398                      4,593                       3,325                       4,304
             1,073                      3,676                      2,647                       3,093                       3,197
             1,368                      3,205                      3,810                       2,647                       3,448
                86                        220                        229                         166                         215
                92                        138                         92                          92                         142
               152                      2,814                        844                         291                         716
      ------------               ------------               ------------                ------------                ------------
            67,013                     89,045                     87,244                      77,151                      86,325

           (54,929)                   (58,261)                   (55,095)                    (53,878)                    (56,200)
      ------------               ------------               ------------                ------------                ------------
            12,084                     30,784                     32,149                      23,273                      30,125
      ------------               ------------               ------------                ------------                ------------

            36,793                    (14,822)                    13,170                      24,937                     (12,308)
      ------------               ------------               ------------                ------------                ------------



          (581,855)                  (525,699)                  (664,083)                   (372,294)                   (543,992)
            23,471                    189,104                     87,563                     414,724                     105,046
      ------------               ------------               ------------                ------------                ------------
          (558,384)                  (336,595)                  (576,520)                     42,430                    (438,946)

           (51,731)                   377,596                    240,994                     310,083                    (356,682)
      ------------               ------------               ------------                ------------                ------------
          (610,115)                    41,001                   (335,526)                    352,513                    (795,628)
      ------------               ------------               ------------                ------------                ------------


      $   (573,322)              $     26,179               $   (322,356)               $    377,450                $   (807,936)
      ============               ============               ============                ============                ============


                      See Notes to Financial Statements                  Page 99

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

For the Year Eneded July 31, 2008


                                                                                                First Trust            First Trust
                                                                         First Trust             Large Cap               Mid Cap
                                                                          Utilities                Core                    Core
                                                                      AlphaDEX(R) Fund       AlphaDEX(R) Fund       AlphaDEX(R) Fund
                                                                      ----------------       ----------------       ----------------
INVESTMENT INCOME:
Dividends (a)                                                             $    108,993           $    192,576          $     92,167
Interest                                                                           883                    959                 1,112
                                                                          ------------           ------------          ------------
      Total investment income                                                  109,876                193,535                93,279
                                                                          ------------           ------------          ------------

EXPENSES:
Audit and tax fees                                                              29,607                 29,607                29,607
Listing fees                                                                    12,021                 12,021                12,021
Investment advisory fees                                                        15,058                 51,947                37,640
Accounting and administration fees                                               4,188                 10,650                10,269
Custodian fees                                                                   2,586                  7,326                 5,899
Trustees' fees and expenses                                                      2,725                  8,116                 5,921
Licensing fees                                                                   3,012                 10,389                 7,528
Legal fees                                                                       3,279                  8,241                 5,936
Printing fees                                                                    2,274                  6,345                 4,201
Transfer agent fees                                                                151                    519                   376
Registration and filing fees                                                       126                    330                   181
Other expenses                                                                     131                  2,131                 1,631
                                                                          ------------           ------------          ------------
      Total expenses                                                            75,158                147,622               121,210
      Less fees waived and expenses reimbursed by the
         investment advisor                                                    (54,076)               (74,897)              (68,514)
                                                                          ------------           ------------          ------------
      Net expenses                                                              21,082                 72,725                52,696
                                                                          ------------           ------------          ------------

NET INVESTMENT INCOME (LOSS)                                                    88,794                120,810                40,583
                                                                          ------------           ------------          ------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain(loss) on:
      Investments                                                             (281,398)            (1,315,928)           (1,164,794)
      In-kind redemptions                                                       91,033                 60,530               169,633
                                                                          ------------           ------------          ------------
Net realized gain (loss)                                                      (190,365)            (1,255,398)             (995,161)
Net change in unrealized appreciation (depreciation) on investments             43,051               (364,632)              288,552
                                                                          ------------           ------------          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                       (147,314)            (1,620,030)             (706,609)
                                                                          ------------           ------------          ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS                                                     $    (58,520)          $ (1,499,220)         $   (666,026)
                                                                          ============           ============          ============


(a) Net of foreign withholding tax of $37 for the First Trust
    Small Cap Core AlphaDEX(R) Fund and $15 for the First Trust
    Multi Cap Value AlphaDEX(R) Fund.


Page 100             See Notes to Financial Statements

     First Trust                First Trust                First Trust
      Small Cap               Large Cap Value           Large Cap Growth               First Trust                First Trust
        Core                   Opportunities              Opportunities              Multi Cap Value            Multi Cap Growth
  AlphaDEX(R) Fund           AlphaDEX(R) Fund           AlphaDEX(R) Fund            AlphaDEX(R) Fund            AlphaDEX(R) Fund
  ----------------           ----------------           ----------------            ----------------            ----------------


      $     58,810               $    273,537               $    217,600                $    130,758                $     59,848
             1,046                        948                        975                         910                       1,137
      ------------               ------------               ------------                ------------                ------------
            59,856                    274,485                    218,575                     131,668                      60,985
      ------------               ------------               ------------                ------------                ------------


            29,607                     29,607                     29,607                      29,607                      29,607
            12,021                     12,021                     12,021                      12,021                      12,021
            31,494                     54,890                     96,622                      30,682                      37,136
            16,450                      7,882                     12,920                       8,601                       8,172
             7,933                      5,026                      6,133                       4,841                       5,018
             4,351                      8,403                     16,614                       3,871                       5,175
             6,299                     10,978                     19,324                       6,136                       7,427
             4,129                     11,917                     19,918                       2,790                       4,925
             3,688                      4,957                      8,627                       4,230                       4,537
               315                        549                        966                         307                         371
               127                        181                        337                          92                          92
             1,228                      1,645                      2,584                       1,337                         710
      ------------               ------------               ------------                ------------                ------------
           117,642                    148,056                    225,673                     104,515                     115,191

           (73,550)                   (71,210)                   (90,402)                    (61,560)                    (63,201)
      ------------               ------------               ------------                ------------                ------------
            44,092                     76,846                    135,271                      42,955                      51,990
      ------------               ------------               ------------                ------------                ------------

            15,764                    197,639                     83,304                      88,713                       8,995
      ------------               ------------               ------------                ------------                ------------



        (1,456,691)                (1,147,428)                (3,563,630)                   (901,349)                 (1,480,733)
           189,167                     72,603                    134,971                     333,587                      53,742
      ------------               ------------               ------------                ------------                ------------
        (1,267,524)                (1,074,825)                (3,428,659)                   (567,762)                 (1,426,991)

           327,549                   (985,648)                   835,410                    (483,942)                  1,099,912
      ------------               ------------               ------------                ------------                ------------
          (939,975)                (2,060,473)                (2,593,249)                 (1,051,704)                   (327,079)
      ------------               ------------               ------------                ------------                ------------


      $   (924,211)              $ (1,862,834)              $ (2,509,945)               $   (962,991)               $   (318,084)
      ============               ============               ============                ============                ============


                    See Notes to Financial Statements                   Page 101

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Statements of Changes in Net Assets


                                                                                                        First Trust
                                                                                                  Consumer Discretionary
                                                                                                     AlphaDEX(R) Fund
                                                                                          ------------------------------------------
                                                                                                                  For the Period
                                                                                             For the Year         May 8, 2007 (a)
                                                                                                 Ended                through
                                                                                             July 31, 2008         July 31, 2007
                                                                                          -------------------  ---------------------

OPERATIONS:
      Net investment income (loss)                                                        $         11,833        $            188
      Net realized gain (loss)                                                                    (552,086)                 (2,459)
      Net change in unrealized appreciation (depreciation)                                        (130,768)               (114,943)
                                                                                          ----------------        ----------------
      Net increase (decrease) in net assets resulting from operations                             (671,021)               (117,214)
                                                                                          ----------------        ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                                                                        (11,580)                     --
      Net realized gain                                                                                 --                      --
                                                                                          ----------------        ----------------
      Total distributions to shareholders                                                          (11,580)                     --
                                                                                          ----------------        ----------------

SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold                                                                  3,300,300               2,000,040
      Value of shares repurchased                                                                 (953,917)                     --
                                                                                          ----------------        ----------------
      Net increase (decrease) in net assets resulting from shareholder transactions              2,346,383               2,000,040
                                                                                          ----------------        ----------------

      Total increase (decrease) in net assets                                                    1,663,782               1,882,826

NET ASSETS:
      Beginning of Period                                                                        1,882,826                      --
                                                                                          ----------------        ----------------

      End of Period                                                                       $      3,546,608        $      1,882,826
                                                                                          ================        ================

      Accumulated net investment income (loss) at end of period                           $            441        $            188
                                                                                          ================        ================


CHANGES IN SHARES OUTSTANDING:
      Shares outstanding, beginning of period                                                      100,002                      --
      Shares sold                                                                                  200,000                 100,002
      Shares repurchased                                                                           (50,000)                     --
                                                                                          ----------------        ----------------
      Shares outstanding, end of period                                                            250,002                 100,002
                                                                                          ================        ================


(a)   Inception date.


Page 102                     See Notes to Financial Statements

                First Trust                                 First Trust                                First Trust
             Consumer Staples                                 Energy                                    Financials
             AlphaDEX(R) Fund                            AlphaDEX(R) Fund                            AlphaDEX(R) Fund
 -------------------------------------------  ------------------------------------------  -----------------------------------------
                          For the Period                              For the Period                             For the Period
     For the Year         May 8, 2007 (a)        For the Year         May 8, 2007 (a)        For the Year        May 8, 2007 (a)
         Ended                through                Ended                through                Ended               through
     July 31, 2008         July 31, 2007         July 31, 2008         July 31, 2007         July 31, 2008        July 31, 2007
 -------------------   ---------------------  ------------------   ---------------------  ------------------   --------------------


     $      30,839         $       5,552         $      26,134         $        (174)        $      36,793        $       6,584
          (304,283)               17,598               565,110                91,222              (558,384)              (3,175)
           134,562              (158,588)             (813,167)             (253,253)              (51,731)            (212,488)
     -------------         -------------         -------------         -------------         -------------        -------------
          (138,882)             (135,438)             (221,923)             (162,205)             (573,322)            (209,079)
     -------------         -------------         -------------         -------------         -------------        -------------


           (33,075)                   --               (30,458)                   --               (42,251)                  --
                --                    --                  (892)                   --                    --                   --
     -------------         -------------         -------------         -------------         -------------        -------------
           (33,075)                   --               (31,350)                   --               (42,251)                  --
     -------------         -------------         -------------         -------------         -------------        -------------


         1,985,991             4,005,824            14,269,178             6,438,163             1,612,374            2,000,040
        (1,985,991)           (1,003,900)          (10,853,396)           (1,091,471)             (926,277)                  --
     -------------         -------------         -------------         -------------         -------------        -------------
                --             3,001,924             3,415,782             5,346,692               686,097            2,000,040
     -------------         -------------         -------------         -------------         -------------        -------------

          (171,957)            2,866,486             3,162,509             5,184,487                70,524            1,790,961


         2,866,486                    --             5,184,487                    --             1,790,961                   --
     -------------         -------------         -------------         -------------         -------------        -------------

     $   2,694,529         $   2,866,486         $   8,346,996         $   5,184,487         $   1,861,485        $   1,790,961
     =============         =============         =============         =============         =============        =============

     $       3,316         $       5,552         $          --         $          --         $       1,126        $       6,584
     =============         =============         =============         =============         =============        =============




           150,002                    --               250,002                    --               100,002                   --
           100,000               200,002               550,000               300,002               100,000              100,002
          (100,000)              (50,000)             (450,000)              (50,000)              (50,000)                  --
     -------------         -------------         -------------         -------------         -------------        -------------
           150,002               150,002               350,002               250,002               150,002              100,002
     =============         =============         =============         =============         =============        =============


                    See Notes to Financial Statements                   Page 103

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

                                                                                                        First Trust
                                                                                                        Health Care
                                                                                                     AlphaDEX(R) Fund
                                                                                          ------------------------------------------
                                                                                                                  For the Period
                                                                                             For the Year         May 8, 2007 (a)
                                                                                                 Ended                through
                                                                                             July 31, 2008         July 31, 2007
                                                                                          -------------------  ---------------------

OPERATIONS:
      Net investment income (loss)                                                        $        (14,822)       $         (1,425)
      Net realized gain (loss)                                                                    (336,595)                (25,010)
      Net change in unrealized appreciation (depreciation)                                         377,596                 (25,073)
                                                                                          ----------------        ----------------
      Net increase (decrease) in net assets resulting from operations                               26,179                 (51,508)
                                                                                          ----------------        ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                                                                             --                      --
      Net realized gain                                                                                 --                      --
                                                                                          ----------------        ----------------
      Total distributions to shareholders                                                               --                      --
                                                                                          ----------------        ----------------

SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold                                                                  8,610,569               2,000,040
      Value of shares repurchased                                                               (2,064,712)                     --
                                                                                          ----------------        ----------------
      Net increase (decrease) in net assets resulting from shareholder transactions              6,545,857               2,000,040
                                                                                          ----------------        ----------------

      Total increase (decrease) in net assets                                                    6,572,036               1,948,532

NET ASSETS:
      Beginning of Period                                                                        1,948,532                      --
                                                                                          ----------------        ----------------

      End of Period                                                                       $      8,520,568        $      1,948,532
                                                                                          ================        ================

      Accumulated net investment income (loss) at end of period                           $             --        $             --
                                                                                          ================        ================



CHANGES IN SHARES OUTSTANDING:
      Shares outstanding, beginning of period                                                      100,002                      --
      Shares sold                                                                                  450,000                 100,002
      Shares repurchased                                                                          (100,000)                     --
                                                                                          ----------------        ----------------
      Shares outstanding, end of period                                                            450,002                 100,002
                                                                                          ================        ================


(a)   Inception date.


Page 104               See Notes to Financial Statements

                First Trust                                 First Trust                                First Trust
        Industrials/Producer Durables                        Materials                                 Technology
             AlphaDEX(R) Fund                            AlphaDEX(R) Fund                            AlphaDEX(R) Fund
 -------------------------------------------  ------------------------------------------  -----------------------------------------
                          For the Period                              For the Period                             For the Period
     For the Year         May 8, 2007 (a)        For the Year         May 8, 2007 (a)        For the Year        May 8, 2007 (a)
         Ended                through                Ended                through                Ended               through
     July 31, 2008         July 31, 2007         July 31, 2008         July 31, 2007         July 31, 2008        July 31, 2007
 -------------------   ---------------------  ------------------   ---------------------  ------------------   --------------------


     $      13,170         $        (742)        $      24,937         $       2,537         $     (12,308)       $      (2,303)
          (576,520)              (34,546)               42,430                54,276              (438,946)              47,247
           240,994              (266,187)              310,083               (54,042)             (356,682)               3,992
     -------------         -------------         -------------         -------------         -------------        -------------
          (322,356)             (301,475)              377,450                 2,771              (807,936)              48,936
     -------------         -------------         -------------         -------------         -------------        -------------


           (11,475)                   --               (26,265)                   --                    --                   --
                --                    --                    --                    --                    --                   --
     -------------         -------------         -------------         -------------         -------------        -------------
           (11,475)                   --               (26,265)                   --                    --                   --
     -------------         -------------         -------------         -------------         -------------        -------------


         1,933,032             5,019,794             5,269,020             4,071,138             8,660,675            3,148,212
        (1,933,032)                   --            (3,171,331)           (1,048,802)           (1,098,049)          (1,048,212)
     -------------         -------------         -------------         -------------         -------------        -------------
                --             5,019,794             2,097,689             3,022,336             7,562,626            2,100,000
     -------------         -------------         -------------         -------------         -------------        -------------

          (333,831)            4,718,319             2,448,874             3,025,107             6,754,690            2,148,936


         4,718,319                    --             3,025,107                    --             2,148,936                   --
     -------------         -------------         -------------         -------------         -------------        -------------

     $   4,384,488         $   4,718,319         $   5,473,981         $   3,025,107         $   8,903,626        $   2,148,936
     =============         =============         =============         =============         =============        =============

     $       1,695         $          --         $       1,209         $       2,537         $          --        $          --
     =============         =============         =============         =============         =============        =============




           250,002                    --               150,002                    --               105,000                   --
           100,000               250,002               250,000               200,002               450,000              155,000
          (100,000)                   --              (150,000)              (50,000)              (50,000)             (50,000)
     -------------         -------------         -------------         -------------         -------------        -------------
           250,002               250,002               250,002               150,002               505,000              105,000
     =============         =============         =============         =============         =============        =============


                    See Notes to Financial Statements                   Page 105

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

                                                                                                        First Trust
                                                                                                         Utilities
                                                                                                     AlphaDEX(R) Fund
                                                                                          ------------------------------------------
                                                                                                                  For the Period
                                                                                             For the Year         May 8, 2007 (a)
                                                                                                 Ended                through
                                                                                             July 31, 2008         July 31, 2007
                                                                                          -------------------  ---------------------

OPERATIONS:
      Net investment income (loss)                                                        $         88,794        $         11,354
      Net realized gain (loss)                                                                    (190,365)                 31,163
      Net change in unrealized appreciation (depreciation)                                          43,051                (236,558)
                                                                                          ----------------        ----------------
      Net increase (decrease) in net assets resulting from operations                              (58,520)               (194,041)
                                                                                          ----------------        ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                                                                        (78,502)                     --
      Net realized gain                                                                                 --                      --
                                                                                          ----------------        ----------------
      Total distributions to shareholders                                                          (78,502)                     --
                                                                                          ----------------        ----------------

SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold                                                                  6,783,781               3,917,512
      Value of shares repurchased                                                               (3,736,342)               (967,258)
                                                                                          ----------------        ----------------
      Net increase (decrease) in net assets resulting from shareholder transactions              3,047,439               2,950,254
                                                                                          ----------------        ----------------

      Total increase (decrease) in net assets                                                    2,910,417               2,756,213

NET ASSETS:
      Beginning of Period                                                                        2,756,213                      --
                                                                                          ----------------        ----------------

      End of Period                                                                       $      5,666,630        $      2,756,213
                                                                                          ================        ================

      Accumulated net investment income (loss) at end of period                           $         21,646        $         11,354
                                                                                          ================        ================



CHANGES IN SHARES OUTSTANDING:

      Shares outstanding, beginning of period                                                      150,002                      --
      Shares sold                                                                                  400,000                 200,002
      Shares repurchased                                                                          (200,000)                (50,000)
                                                                                          ----------------        ----------------
      Shares outstanding, end of period                                                            350,002                 150,002
                                                                                          ================        ================


(a)   Inception date.


Page 106            See Notes to Financial Statements

                First Trust                                 First Trust                                 First Trust
               Large Cap Core                               Mid Cap Core                               Small Cap Core
             AlphaDEX(R) Fund                            AlphaDEX(R) Fund                            AlphaDEX(R) Fund
 -------------------------------------------  ------------------------------------------  -----------------------------------------
                          For the Period                              For the Period                             For the Period
     For the Year         May 8, 2007 (a)        For the Year         May 8, 2007 (a)        For the Year        May 8, 2007 (a)
         Ended                through                Ended                through                Ended               through
     July 31, 2008         July 31, 2007         July 31, 2008         July 31, 2007         July 31, 2008        July 31, 2007
 -------------------   ---------------------  ------------------   ---------------------  ------------------   --------------------


     $     120,810         $       4,291         $      40,583         $       1,760         $      15,764        $       3,211
        (1,255,398)              108,804              (995,161)              149,817            (1,267,524)             143,005
          (364,632)             (244,796)              288,552              (454,531)              327,549             (535,837)
     -------------         -------------         -------------         -------------         -------------        -------------
        (1,499,220)             (131,701)             (666,026)             (302,954)             (924,211)            (389,621)
     -------------         -------------         -------------         -------------         -------------        -------------


          (115,441)                   --               (39,200)                   --               (18,440)                  --
                --                    --                    --                    --                    --                   --
     -------------         -------------         -------------         -------------         -------------        -------------
          (115,441)                   --               (39,200)                   --               (18,440)                  --
     -------------         -------------         -------------         -------------         -------------        -------------


        16,563,871             6,064,190             8,542,062             9,115,197            10,645,981            9,134,960
        (3,018,540)           (3,064,130)           (3,031,020)           (3,096,798)           (5,447,956)          (3,084,908)
     -------------         -------------         -------------         -------------         -------------        -------------
        13,545,331             3,000,060             5,511,042             6,018,399             5,198,025            6,050,052
     -------------         -------------         -------------         -------------         -------------        -------------

        11,930,670             2,868,359             4,805,816             5,715,445             4,255,374            5,660,431


         2,868,359                    --             5,715,445                    --             5,660,431                   --
     -------------         -------------         -------------         -------------         -------------        -------------

     $  14,799,029         $   2,868,359         $  10,521,261         $   5,715,445         $   9,915,805        $   5,660,431
     =============         =============         =============         =============         =============        =============

     $       9,660         $       4,291         $       3,143         $       1,760         $         535        $       3,211
     =============         =============         =============         =============         =============        =============




           100,002                    --               200,002                    --               200,002                   --
           600,000               200,002               300,000               300,002               400,000              300,002
          (100,000)             (100,000)             (100,000)             (100,000)             (200,000)            (100,000)
     -------------         -------------         -------------         -------------         -------------        -------------
           600,002               100,002               400,002               200,002               400,002              200,002
     =============         =============         =============         =============         =============        =============


                         See Notes to Financial Statements              Page 107

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

                                                                                                        First Trust
                                                                                               Large Cap Value Opportunities
                                                                                                     AlphaDEX(R) Fund
                                                                                          ------------------------------------------
                                                                                                                  For the Period
                                                                                             For the Year         May 8, 2007 (a)
                                                                                                 Ended                through
                                                                                             July 31, 2008         July 31, 2007
                                                                                          -------------------  ---------------------

OPERATIONS:
      Net investment income (loss)                                                        $        197,639        $          7,676
      Net realized gain (loss)                                                                  (1,074,825)                123,586
      Net change in unrealized appreciation (depreciation)                                        (985,648)               (531,514)
                                                                                          ----------------        ----------------
      Net increase (decrease) in net assets resulting from operations                           (1,862,834)               (400,252)
                                                                                          ----------------        ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

      Net investment income                                                                       (183,261)                     --
      Net realized gain                                                                                 --                      --
      Return of capital                                                                                 --                      --
                                                                                          ----------------        ----------------
      Total distributions to shareholders                                                         (183,261)                     --
                                                                                          ----------------        ----------------

SHAREHOLDER TRANSACTIONS:

      Proceeds from shares sold                                                                 22,463,648               9,133,000
      Value of shares repurchased                                                               (2,923,373)             (3,063,506)
                                                                                          ----------------        ----------------
      Net increase (decrease) in net assets resulting from shareholder transactions             19,540,275               6,069,494
                                                                                          ----------------        ----------------

      Total increase (decrease) in net assets                                                   17,494,180               5,669,242

NET ASSETS:

      Beginning of Period                                                                        5,669,242                      --
                                                                                          ----------------        ----------------

      End of Period                                                                       $     23,163,422        $      5,669,242
                                                                                          ================        ================

      Accumulated net investment income (loss) at end of period                           $         22,054        $          7,676
                                                                                          ================        ================



CHANGES IN SHARES OUTSTANDING:

      Shares outstanding, beginning of period                                                      200,002                      --
      Shares sold                                                                                  900,000                 300,002
      Shares repurchased                                                                          (100,000)               (100,000)
                                                                                          ----------------        ----------------
      Shares outstanding, end of period                                                          1,000,002                 200,002
                                                                                          ================        ================


(a)   Inception date.


Page 108                  See Notes to Financial Statements

                First Trust                                 First Trust                                 First Trust
       Large Cap Growth Opportunities                     Multi Cap Value                            Multi Cap Growth
             AlphaDEX(R) Fund                            AlphaDEX(R) Fund                            AlphaDEX(R) Fund
 -------------------------------------------  ------------------------------------------  -----------------------------------------
                          For the Period                              For the Period                             For the Period
     For the Year         May 8, 2007 (a)        For the Year         May 8, 2007 (a)        For the Year        May 8, 2007 (a)
         Ended                through                Ended                through                Ended               through
     July 31, 2008         July 31, 2007         July 31, 2008         July 31, 2007         July 31, 2008        July 31, 2007
 -------------------   ---------------------  ------------------   ---------------------  ------------------   --------------------


     $      83,304         $        (688)        $      88,713         $       6,372         $       8,995        $      (2,017)
     -------------         -------------         -------------         -------------         -------------        -------------
        (3,428,659)               84,544              (567,762)              123,208            (1,426,991)             119,915
           835,410              (232,345)             (483,942)             (334,249)            1,099,912             (564,459)
     -------------         -------------         -------------         -------------         -------------        -------------
        (2,509,945)             (148,489)             (962,991)             (204,669)             (318,084)            (446,561)
     -------------         -------------         -------------         -------------         -------------        -------------


           (80,570)                   --               (91,341)                   --                (8,995)                  --
                --                    --                    --                    --                    --                   --
                --                    --                    --                    --                (1,395)                  --
     -------------         -------------         -------------         -------------         -------------        -------------
           (80,570)                   --               (91,341)                   --               (10,390)                  --
     -------------         -------------         -------------         -------------         -------------        -------------


        37,101,159             9,069,027            10,762,282             6,057,410             5,943,787           12,375,183
        (3,151,252)           (3,075,980)           (7,856,705)           (3,057,350)           (6,145,757)          (3,110,520)
     -------------         -------------         -------------         -------------         -------------        -------------
        33,949,907             5,993,047             2,905,577             3,000,060              (201,970)           9,264,663
     -------------         -------------         -------------         -------------         -------------        -------------

        31,359,392             5,844,558             1,851,245             2,795,391              (530,444)           8,818,102


         5,844,558                    --             2,795,391                    --             8,818,102                   --
     -------------         -------------         -------------         -------------         -------------        -------------

     $  37,203,950         $   5,844,558         $   4,646,636         $   2,795,391         $   8,287,658        $   8,818,102
     =============         =============         =============         =============         =============        =============

     $       2,734         $          --         $       3,744         $       6,372         $          --        $          --
     =============         =============         =============         =============         =============        =============




           200,002                    --               100,002                    --               300,002                   --
         1,300,000               300,002               400,000               200,002               200,000              400,002
          (100,000)             (100,000)             (300,000)             (100,000)             (200,000)            (100,000)
     -------------         -------------         -------------         -------------         -------------        -------------
         1,400,002               200,002               200,002               100,002               300,002              300,002
     =============         =============         =============         =============         =============        =============


                       See Notes to Financial Statements                Page 109

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period


Trust Consumer Discretionary AlphaDEX(R) Fund

                                                                                                               For the Period
                                                                                     For the                   May 8, 2007 (a)
                                                                                   Year Ended                      through
                                                                                  July 31, 2008                 July 31, 2007
                                                                                -----------------             -----------------
Net asset value, beginning of period                                              $       18.83                 $       20.00
                                                                                  -------------                 -------------
Income from investment operations:

Net investment income (loss)                                                               0.08                          0.00(b)(f)
Net realized and unrealized gain (loss)                                                   (4.64)                        (1.17)
                                                                                  -------------                 -------------
Total from investment operations                                                          (4.56)                        (1.17)

Distributions paid to shareholders from:

Net investment income                                                                     (0.08)                           --
                                                                                  -------------                 -------------

Net asset value, end of period                                                    $       14.19                 $       18.83
                                                                                  =============                 =============

TOTAL RETURN (c)                                                                       (24.24)%                       (5.85)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                              $       3,547                  $      1,883
Ratios to average net assets:
Ratio of total expenses to average net assets                                             3.36%                         11.39%(d)
Ratio of net expenses to average net assets                                               0.70%                          0.70%(d)
Ratio of net investment income to average net assets                                      0.58%                          0.04%(d)
Portfolio turnover rate (e)                                                                 91%                            34%


First Trust Consumer Staples AlphaDEX(R) Fund
                                                                                                               For the Period
                                                                                     For the                   May 8, 2007 (a)
                                                                                   Year Ended                      through
                                                                                  July 31, 2008                 July 31, 2007
                                                                                -----------------             -----------------
Net asset value, beginning of period                                              $       19.11                 $       20.00
                                                                                  -------------                 -------------
Income from investment operations:

Net investment income (loss)                                                               0.21                          0.04(b)
Net realized and unrealized gain (loss)                                                   (1.14)                        (0.93)
                                                                                  -------------                 -------------
Total from investment operations                                                          (0.93)                        (0.89)

Distributions paid to shareholders from:

Net investment income                                                                     (0.22)                           --
                                                                                  -------------                 -------------

Net asset value, end of period                                                    $       17.96                 $       19.11
                                                                                  =============                 =============

TOTAL RETURN (c)                                                                        (4.86)%                       (4.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                              $       2,695                 $       2,866
Ratios to average net assets:
Ratio of total expenses to average net assets                                             2.55%                         9.34%(d)
Ratio of net expenses to average net assets                                               0.70%                         0.70%(d)
Ratio of net investment income to average net assets                                      1.10%                         0.98%(d)
Portfolio turnover rate (e)                                                                 96%                            1%

(a) Inception date.

(b) Based on average shares outstanding.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d) Annualized.

(e) Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f) Amount represents less than $0.01 per share.


Page 110              See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period


First Trust Energy AlphaDEX(R) Fund

                                                                                                               For the Period
                                                                                     For the                   May 8, 2007 (a)
                                                                                   Year Ended                      through
                                                                                  July 31, 2008                 July 31, 2007
                                                                                -----------------             -----------------
Net asset value, beginning of period                                              $       20.74                 $       20.00
                                                                                  -------------                 -------------
Income from investment operations:

Net investment income (loss)                                                               0.12                         (0.00)(b)(f)
Net realized and unrealized gain (loss)                                                    3.12                          0.74
                                                                                  -------------                 -------------
Total from investment operations                                                           3.24                          0.74
                                                                                  -------------                 -------------

Distributions paid to shareholders from:

Net investment income                                                                     (0.13)                           --
Net realized gain                                                                         (0.00)(f)                        --
                                                                                  -------------                 -------------
Total distributions                                                                       (0.13)                           --
                                                                                  -------------                 -------------

Net asset value, end of period                                                    $       23.85                 $       20.74
                                                                                  =============                 =============

TOTAL RETURN (c)                                                                         15.62%                         3.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                              $       8,347                 $       5,184
Ratios to average net assets:
Ratio of total expenses to average net assets                                             1.80%                         9.49%(d)
Ratio of net expenses to average net assets                                               0.70%                         0.70%(d)
Ratio of net investment income (loss) to average net assets                               0.48%                       (0.03)%(d)
Portfolio turnover rate (e)                                                                 67%                            1%


First Trust Financials AlphaDEX(R) Fund
                                                                                                               For the Period
                                                                                     For the                   May 8, 2007 (a)
                                                                                   Year Ended                      through
                                                                                  July 31, 2008                 July 31, 2007
                                                                                -----------------             -----------------
Net asset value, beginning of period                                              $       17.91                 $       20.00
                                                                                  -------------                 -------------
Income from investment operations:

Net investment income (loss)                                                               0.29                          0.07(b)
Net realized and unrealized gain (loss)                                                   (5.44)                        (2.16)
                                                                                  -------------                 -------------
Total from investment operations                                                          (5.15)                        (2.09)

Distributions paid to shareholders from:

Net investment income                                                                     (0.35)                           --
                                                                                  -------------                 -------------

Net asset value, end of period                                                    $       12.41                 $       17.91
                                                                                  =============                 =============

TOTAL RETURN (c)                                                                       (28.95)%                      (10.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                              $       1,861                 $       1,791
Ratios to average net assets:
Ratio of total expenses to average net assets                                             3.89%                        11.58%(d)
Ratio of net expenses to average net assets                                               0.70%                         0.70%(d)
Ratio of net investment income to average net assets                                      2.13%                         1.46%(d)
Portfolio turnover rate (e)                                                                 74%                           26%


(a) Inception date.

(b) Based on average shares outstanding.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d) Annualized.

(e) Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f) Amount represents less than $0.01 per share.


                       See Notes to Financial Statements                Page 111

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period


First Trust Health Care AlphaDEX(R) Fund

                                                                                                               For the Period
                                                                                     For the                   May 8, 2007 (a)
                                                                                   Year Ended                      through
                                                                                  July 31, 2008                 July 31, 2007
                                                                                -----------------             -----------------
Net asset value, beginning of period                                              $       19.48                 $       20.00
                                                                                  -------------                 -------------
Income from investment operations:

Net investment income (loss)                                                              (0.03)                        (0.01)(b)
Net realized and unrealized gain (loss)                                                   (0.52)                        (0.51)
                                                                                  -------------                 -------------
Total from investment operations                                                          (0.55)                        (0.52)
                                                                                  -------------                 -------------

Net asset value, end of period                                                    $       18.93                 $       19.48
                                                                                  =============                 =============

TOTAL RETURN (c)                                                                        (2.82)%                       (2.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                              $       8,521                 $       1,949
Ratios to average net assets:
Ratio of total expenses to average net assets                                             2.03%                        11.48%(d)
Ratio of net expenses to average net assets                                               0.70%                         0.70%(d)
Ratio of net investment income (loss) to average net assets                             (0.34)%                       (0.31)%(d)
Portfolio turnover rate (e)                                                                 89%                           30%


First Trust Industrials/Producer Durables AlphaDEX(R) Fund
                                                                                                               For the Period
                                                                                     For the                   May 8, 2007 (a)
                                                                                   Year Ended                      through
                                                                                  July 31, 2008                 July 31, 2007
                                                                                -----------------             -----------------
Net asset value, beginning of period                                              $       18.87                 $       20.00
                                                                                  -------------                 -------------
Income from investment operations:

Net investment income (loss)                                                               0.05                         (0.00)(b)(f)
Net realized and unrealized gain (loss)                                                   (1.33)                        (1.13)
                                                                                  -------------                 -------------
Total from investment operations                                                          (1.28)                        (1.13)

Distributions paid to shareholders from:

Net investment income                                                                     (0.05)                           --
                                                                                  -------------                 -------------

Net asset value, end of period                                                    $       17.54                 $       18.87
                                                                                  =============                 =============

TOTAL RETURN (c)                                                                        (6.82)%                       (5.65)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                              $       4,384                $        4,718
Ratios to average net assets:
Ratio of total expenses to average net assets                                             1.90%                        10.09%(d)
Ratio of net expenses to average net assets                                               0.70%                         0.70%(d)
Ratio of net investment income (loss) to average net assets                               0.29%                       (0.14)%(d)
Portfolio turnover rate (e)                                                                 81%                           24%


(a) Inception date.

(b) Based on average shares outstanding.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d) Annualized.

(e) Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f) Amount represents less than $0.01 per share.


Page 112           See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period


First Trust Materials AlphaDEX(R) Fund

                                                                                                               For the Period
                                                                                     For the                   May 8, 2007 (a)
                                                                                   Year Ended                      through
                                                                                  July 31, 2008                 July 31, 2007
                                                                                -----------------             -----------------
Net asset value, beginning of period                                              $       20.17                 $       20.00
                                                                                  -------------                 -------------
Income from investment operations:

Net investment income (loss)                                                               0.16                          0.02(b)
Net realized and unrealized gain (loss)                                                    1.75                          0.15
                                                                                  -------------                 -------------
Total from investment operations                                                           1.91                          0.17

Distributions paid to shareholders from:

Net investment income                                                                     (0.18)                           --
                                                                                  -------------                 -------------

Net asset value, end of period                                                    $       21.90                 $       20.17
                                                                                  =============                 =============

TOTAL RETURN (c)                                                                          9.44%                         0.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                              $       5,474                 $       3,025
Ratios to average net assets:
Ratio of total expenses to average net assets                                             2.33%                         9.56%(d)
Ratio of net expenses to average net assets                                               0.70%                         0.70%(d)
Ratio of net investment income to average net assets                                      0.75%                         0.46%(d)
Portfolio turnover rate (e)                                                                 59%                            1%


First Trust Technology AlphaDEX(R) Fund
                                                                                                               For the Period
                                                                                     For the                   May 8, 2007 (a)
                                                                                   Year Ended                      through
                                                                                  July 31, 2008                 July 31, 2007
                                                                                -----------------             -----------------
Net asset value, beginning of period                                              $       20.47                 $       20.00
                                                                                  -------------                 -------------
Income from investment operations:

Net investment income (loss)                                                              (0.02)                        (0.02)(b)
Net realized and unrealized gain (loss)                                                   (2.82)                         0.49
                                                                                  -------------                 -------------
Total from investment operations                                                          (2.84)                         0.47
                                                                                  -------------                 -------------

Net asset value, end of period                                                    $       17.63                 $       20.47
                                                                                  =============                 =============

TOTAL RETURN (c)                                                                       (13.87)%                         2.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                              $       8,904                 $       2,149
Ratios to average net assets:
Ratio of total expenses to average net assets                                             2.01%                        10.64%(d)
Ratio of net expenses to average net assets                                               0.70%                         0.70%(d)
Ratio of net investment income (loss) to average net assets                             (0.29)%                       (0.47)%(d)
Portfolio turnover rate (e)                                                                 89%                            6%


(a) Inception date.

(b) Based on average shares outstanding.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d) Annualized.

(e) Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements               Page 113

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period


First Trust Utilities AlphaDEX(R) Fund

                                                                                                               For the Period
                                                                                     For the                   May 8, 2007 (a)
                                                                                   Year Ended                      through
                                                                                  July 31, 2008                 July 31, 2007
                                                                                -----------------             -----------------
Net asset value, beginning of period                                              $       18.37                 $       20.00
                                                                                  -------------                 -------------
Income from investment operations:

Net investment income (loss)                                                               0.90                          0.09(b)
Net realized and unrealized gain (loss)                                                   (2.17)                        (1.72)
                                                                                  -------------                 -------------
Total from investment operations                                                          (1.27)                        (1.63)

Distributions paid to shareholders from:

Net investment income                                                                     (0.91)                           --
                                                                                  -------------                 -------------

Net asset value, end of period                                                    $       16.19                 $       18.37
                                                                                  =============                 =============

TOTAL RETURN (c)                                                                        (7.39)%                       (8.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                              $       5,667                 $       2,756
Ratios to average net assets:
Ratio of total expenses to average net assets                                             2.50%                        10.12%(d)
Ratio of net expenses to average net assets                                               0.70%                         0.70%(d)
Ratio of net investment income to average net assets                                      2.96%                         2.18%(d)
Portfolio turnover rate (e)                                                                 68%                            1%


First Trust Large Cap Core AlphaDEX(R) Fund
                                                                                                               For the Period
                                                                                     For the                   May 8, 2007 (a)
                                                                                   Year Ended                      through
                                                                                  July 31, 2008                 July 31, 2007
                                                                                -----------------             -----------------
Net asset value, beginning of period                                              $       28.68                 $       30.00
                                                                                  -------------                 -------------
Income from investment operations:

Net investment income (loss)                                                               0.25                          0.04(b)
Net realized and unrealized gain (loss)                                                   (4.00)                        (1.36)
                                                                                  -------------                 -------------
Total from investment operations                                                          (3.75)                        (1.32)

Distributions paid to shareholders from:

Net investment income                                                                     (0.27)                           --
                                                                                  -------------                 -------------

Net asset value, end of period                                                    $       24.66                 $       28.68
                                                                                  =============                 =============

TOTAL RETURN (c)                                                                       (13.14)%                       (4.40)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                              $      14,799                 $       2,868
Ratios to average net assets:
Ratio of total expenses to average net assets                                             1.42%                         7.86%(d)
Ratio of net expenses to average net assets                                               0.70%                         0.70%(d)
Ratio of net investment income to average net assets                                      1.16%                         0.62%(d)
Portfolio turnover rate (e)                                                                 90%                            1%


(a) Inception date.

(b) Based on average shares outstanding.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d) Annualized.

(e) Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 114             See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period


First Trust Mid Cap Core AlphaDEX(R) Fund

                                                                                                               For the Period
                                                                                     For the                   May 8, 2007 (a)
                                                                                   Year Ended                      through
                                                                                  July 31, 2008                 July 31, 2007
                                                                                -----------------             -----------------
Net asset value, beginning of period                                              $       28.58                 $       30.00
                                                                                  -------------                 -------------
Income from investment operations:

Net investment income (loss)                                                               0.14                          0.01(b)
Net realized and unrealized gain (loss)                                                   (2.28)                        (1.43)
                                                                                  -------------                 -------------
Total from investment operations                                                          (2.14)                        (1.42)

Distributions paid to shareholders from:

Net investment income                                                                     (0.14)                           --
                                                                                  -------------                 -------------

Net asset value, end of period                                                    $       26.30                 $       28.58
                                                                                  =============                 =============

TOTAL RETURN (c)                                                                        (7.51)%                       (4.73)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                              $      10,521                 $       5,715
Ratios to average net assets:
Ratio of total expenses to average net assets                                             1.61%                         5.98%(d)
Ratio of net expenses to average net assets                                               0.70%                         0.70%(d)
Ratio of net investment income to average net assets                                      0.54%                         0.19%(d)
Portfolio turnover rate (e)                                                                 82%                            1%


First Trust Small Cap Core AlphaDEX(R) Fund
                                                                                                               For the Period
                                                                                     For the                   May 8, 2007 (a)
                                                                                   Year Ended                      through
                                                                                  July 31, 2008                 July 31, 2007
                                                                                -----------------             -----------------
Net asset value, beginning of period                                              $       28.30                 $       30.00
                                                                                  -------------                 -------------
Income from investment operations:

Net investment income (loss)                                                               0.06                          0.02(b)
Net realized and unrealized gain (loss)                                                   (3.50)                        (1.72)
                                                                                  -------------                 -------------
Total from investment operations                                                          (3.44)                        (1.70)

Distributions paid to shareholders from:

Net investment income                                                                     (0.07)                           --
                                                                                  -------------                 -------------

Net asset value, end of period                                                    $       24.79                 $       28.30
                                                                                  =============                 =============

TOTAL RETURN (c)                                                                       (12.14)%                       (5.67)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                              $       9,916                 $       5,660
Ratios to average net assets:
Ratio of total expenses to average net assets                                             1.87%                         7.25%(d)
Ratio of net expenses to average net assets                                               0.70%                         0.70%(d)
Ratio of net investment income to average net assets                                      0.25%                         0.42%(d)
Portfolio turnover rate (e)                                                                 95%                            2%


(a) Inception date.

(b) Based on average shares outstanding.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d) Annualized.

(e) Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                    See Notes to Financial Statements                   Page 115

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period


First Trust Large Cap Value Opportunities AlphaDEX(R) Fund

                                                                                                               For the Period
                                                                                     For the                   May 8, 2007 (a)
                                                                                   Year Ended                      through
                                                                                  July 31, 2008                 July 31, 2007
                                                                                -----------------             -----------------
Net asset value, beginning of period                                              $       28.35                 $       30.00
                                                                                  -------------                 -------------
Income from investment operations:

Net investment income (loss)                                                               0.43                          0.06(b)
Net realized and unrealized gain (loss)                                                   (5.18)                        (1.71)
                                                                                  -------------                 -------------
Total from investment operations                                                          (4.75)                        (1.65)

Distributions paid to shareholders from:

Net investment income                                                                     (0.44)                           --
                                                                                  -------------                 -------------

Net asset value, end of period                                                    $       23.16                 $       28.35
                                                                                  =============                 =============

TOTAL RETURN (c)                                                                       (16.85)%                       (5.50)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                              $      23,163                 $       5,669
Ratios to average net assets:
Ratio of total expenses to average net assets                                             1.35%                         6.95%(d)
Ratio of net expenses to average net assets                                               0.70%                         0.70%(d)
Ratio of net investment income to average net assets                                      1.80%                         0.97%(d)
Portfolio turnover rate (e)                                                                104%                            1%


First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund
                                                                                                               For the Period
                                                                                     For the                   May 8, 2007 (a)
                                                                                   Year Ended                      through
                                                                                  July 31, 2008                 July 31, 2007
                                                                                -----------------             -----------------
Net asset value, beginning of period                                              $       29.22                 $       30.00
                                                                                  -------------                 -------------
Income from investment operations:

Net investment income (loss)                                                               0.15                         (0.00)(b)(f)
Net realized and unrealized gain (loss)                                                   (2.65)                        (0.78)
                                                                                  -------------                 -------------
Total from investment operations                                                          (2.50)                        (0.78)

Distributions paid to shareholders from:

Net investment income                                                                     (0.15)                           --
                                                                                  -------------                 -------------

Net asset value, end of period                                                    $       26.57                 $       29.22
                                                                                  =============                 =============

TOTAL RETURN (c)                                                                        (8.62)%                       (2.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                              $      37,204                 $       5,845
Ratios to average net assets:
Ratio of total expenses to average net assets                                             1.17%                         5.98%(d)
Ratio of net expenses to average net assets                                               0.70%                         0.70%(d)
Ratio of net investment income (loss) to average net assets                               0.43%                       (0.07)%(d)
Portfolio turnover rate (e)                                                                134%                            1%


(a) Inception date.

(b) Based on average shares outstanding.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d) Annualized.

(e) Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f) Amount represents less than $0.01 per share.


Page 116             See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period


First Trust Multi Cap Value AlphaDEX(R) Fund

                                                                                                               For the Period
                                                                                     For the                   May 8, 2007 (a)
                                                                                   Year Ended                      through
                                                                                  July 31, 2008                 July 31, 2007
                                                                                -----------------             -----------------
Net asset value, beginning of period                                              $       27.95                 $       30.00
                                                                                  -------------                 -------------
Income from investment operations:

Net investment income (loss)                                                               0.35                          0.06(b)
Net realized and unrealized gain (loss)                                                   (4.68)                        (2.11)
                                                                                  -------------                 -------------
Total from investment operations                                                          (4.33)                        (2.05)

Distributions paid to shareholders from:

Net investment income                                                                     (0.39)                           --
                                                                                  -------------                 -------------

Net asset value, end of period                                                    $       23.23                 $       27.95
                                                                                  =============                 =============

TOTAL RETURN (c)                                                                       (15.53)%                       (6.83)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                              $       4,647                 $       2,795
Ratios to average net assets:
Ratio of total expenses to average net assets                                             1.70%                         7.91%(d)
Ratio of net expenses to average net assets                                               0.70%                         0.70%(d)
Ratio of net investment income to average net assets                                      1.45%                         0.93%(d)
Portfolio turnover rate (e)                                                                 59%                            2%


First Trust Multi Cap Growth AlphaDEX(R) Fund
                                                                                                               For the Period
                                                                                     For the                   May 8, 2007 (a)
                                                                                   Year Ended                      through
                                                                                  July 31, 2008                 July 31, 2007
                                                                                -----------------             -----------------
Net asset value, beginning of period                                              $       29.39                 $       30.00
                                                                                  -------------                 -------------
Income from investment operations:

Net investment income (loss)                                                               0.05                         (0.01)(b)
Net realized and unrealized gain (loss)                                                   (1.76)                        (0.60)
                                                                                  -------------                 -------------
Total from investment operations                                                          (1.71)                        (0.61)
                                                                                  -------------                 -------------

Distributions paid to shareholders from:

Net investment income                                                                     (0.04)                           --
Return of capital                                                                         (0.01)                           --
                                                                                  -------------                 -------------
Total distributions                                                                       (0.05)                           --
                                                                                  -------------                 -------------

Net asset value, end of period                                                    $       27.63                 $       29.39
                                                                                  =============                 =============

TOTAL RETURN (c)                                                                        (5.85)%                       (2.03)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                              $       8,288                 $       8,818
Ratios to average net assets:
Ratio of total expenses to average net assets                                             1.55%                         6.01%(d)
Ratio of net expenses to average net assets                                               0.70%                         0.70%(d)
Ratio of net investment income (loss) to average net assets                               0.12%                       (0.21)%(d)
Portfolio turnover rate (e)                                                                110%                            1%


(a) Inception date.

(b) Based on average shares outstanding.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d) Annualized.

(e) Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                    See Notes to Financial Statements                   Page 117

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                  July 31, 2008


                                1. Organization

First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 6, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of sixteen funds:
     First Trust Consumer Discretionary AlphaDEX(R) Fund - (AMEX ticker "FXD") First Trust Consumer Staples AlphaDEX(R) Fund - (AMEX ticker "FXG")
     First Trust Energy AlphaDEX(R) Fund - (AMEX ticker "FXN")
     First Trust Financials AlphaDEX(R) Fund - (AMEX ticker "FXO")
     First Trust Health Care AlphaDEX(R) Fund - (AMEX ticker "FXH")
     First Trust Industrials/Producer Durables AlphaDEX(R) Fund -
          (AMEX ticker "FXR")
     First Trust Materials AlphaDEX(R) Fund - (AMEX ticker "FXZ")
     First Trust Technology AlphaDEX(R) Fund - (AMEX ticker "FXL")
     First Trust Utilities AlphaDEX(R) Fund - (AMEX ticker "FXU")
     First Trust Large Cap Core AlphaDEX(R) Fund - (AMEX ticker "FEX")
     First Trust Mid Cap Core AlphaDEX(R) Fund - (AMEX ticker "FNX")
     First Trust Small Cap Core AlphaDEX(R) Fund - (AMEX ticker "FYX")
     First Trust Large Cap Value Opportunities AlphaDEX(R) Fund -
          (AMEX ticker "FTA")
     First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund -
          (AMEX ticker "FTC")
     First Trust Multi Cap Value AlphaDEX(R) Fund - (AMEX ticker "FAB")
     First Trust Multi Cap Growth AlphaDEX(R) Fund - (AMEX ticker "FAD")

Each fund represents a separate series of beneficial interest in the Trust (individually, each a "Fund" and collectively, the "Funds"). Each Fund's shares currently are listed and traded on the American Stock Exchange LLC ("AMEX"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of shares called a "Creation Unit". Each Creation Unit consists of 50,000 shares for the First Trust Consumer Discretionary AlphaDEX(R) Fund, the First Trust Consumer Staples AlphaDEX(R) Fund, the First Trust Energy AlphaDEX(R) Fund, the First Trust Financials AlphaDEX(R) Fund, the First Trust Health Care AlphaDEX(R) Fund, the First Trust Industrials/Producer Durables AlphaDEX(R) Fund, the First Trust Materials AlphaDEX(R) Fund, the First Trust Technology AlphaDEX(R) Fund, and the First Trust Utilities AlphaDEX(R) Fund and 100,000 shares for the First Trust Large Cap Core AlphaDEX(R) Fund, the First Trust Mid Cap Core AlphaDEX(R) Fund, the First Trust Small Cap Core AlphaDEX(R) Fund, the First Trust Large Cap Value Opportunities AlphaDEX(R) Fund, the First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund, the First Trust Multi Cap Value AlphaDEX(R) Fund, and the First Trust Multi Cap Growth AlphaDEX(R) Fund. Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                                  INDEX
First Trust Consumer Discretionary AlphaDEX(R) Fund                   StrataQuant(TM) ConsumerDiscretionary Index
First Trust Consumer Staples AlphaDEX(R) Fund                         StrataQuant(TM) Consumer Staples Index
First Trust Energy AlphaDEX(R) Fund                                   StrataQuant(TM) Energy Index
First Trust Financials AlphaDEX(R) Fund                               StrataQuant(TM) Financials Index
First Trust Health Care AlphaDEX(R) Fund                              StrataQuant(TM) Health Care Index
First Trust Industrials/Producer Durables AlphaDEX(R) Fund            StrataQuant(TM) Industrials Index
First Trust Materials AlphaDEX(R) Fund                                StrataQuant(TM) Materials Index
First Trust Technology AlphaDEX(R) Fund                               StrataQuant(TM) TechnologyIndex
First Trust Utilities AlphaDEX(R) Fund                                StrataQuant(TM) UtilitiesIndex
First Trust Large Cap Core AlphaDEX(R) Fund                           Defined Large Cap Core Index
First Trust Mid Cap Core AlphaDEX(R) Fund                             Defined Mid Cap Core Index
First Trust Small Cap Core AlphaDEX(R) Fund                           Defined Small Cap Core Index
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund            Defined Large Cap Value Opportunities Index
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund           Defined Large Cap Growth Opportunities Index
First Trust Multi Cap Value AlphaDEX(R) Fund                          Defined Multi Cap Value Index
First Trust Multi Cap Growth AlphaDEX(R) Fund                         Defined Multi Cap Growth Index

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                  July 31, 2008


                       2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

The NAV of each Fund's shares is determine daily, as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust's Board of Trustees. Portfolio securities listed on any exchange other than The NASDAQ Stock Market, Inc. ("NASDAQ(R)") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ(R) are valued at the NASDAQ(R) Official Closing Price as determined by NASDAQ(R). Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ(R), are valued at the closing bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost.

Certain securities may be not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value". As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in the prices used by the Fund differing from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

Valuing a Fund's securities using fair value pricing will result in using prices for the securities that may differ from current market valuations. Use of fair value prices and certain market valuations could result in a difference between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index, which, in turn, could result in a difference between a Fund's performance and the performance of such index.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

A Fund may hold publicly-traded master limited partnerships ("MLPs") and real estate investment trusts ("REITs"). Distributions from such investments may include a return of capital component from the MLP or REIT to the extent of the cost basis of such MLP or REIT investments. Cumulative distributions received in excess of a Fund's cost basis in an MLP or REIT generally are recorded as dividend income.

C. Dividends and Distribution to Shareholders

Dividends from net investment income of each Fund, if any, are declared and paid semi-annually or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                  July 31, 2008


The tax character of distributions paid by each Fund during the year ended July 31, 2008 was as follows:

                                                                     Distributions paid from    Distributions paid from
                                                                          Ordinary Income         Return of Capital
                                                                     -----------------------    ------------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                       $    11,580               $        --
First Trust Consumer Staples AlphaDEX(R) Fund                                  33,075                        --
First Trust Energy AlphaDEX(R) Fund                                            31,350                        --
First Trust Financials AlphaDEX(R) Fund                                        42,251                        --
First Trust Health Care AlphaDEX(R) Fund                                           --                        --
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                     11,475                        --
First Trust Materials AlphaDEX(R) Fund                                         26,265                        --
First Trust Technology AlphaDEX(R) Fund                                            --                        --
First Trust Utilities AlphaDEX(R) Fund                                         78,502                        --
First Trust Large Cap Core AlphaDEX(R) Fund                                   115,441                        --
First Trust Mid Cap Core AlphaDEX(R) Fund                                      39,200                        --
First Trust Small Cap Core AlphaDEX(R) Fund                                    18,440                        --
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                    183,261                        --
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                    80,570                        --
First Trust Multi Cap Value AlphaDEX(R) Fund                                   91,341                        --
First Trust Multi Cap Growth AlphaDEX(R) Fund                                   8,995                     1,395

There were no distributions paid during the period ended July 31, 2007.

As of July 31, 2008, the components of distributable earnings on a tax basis for the Funds were as follows:

                                                                           Undistributed           Accumulated     Net Unrealized
                                                                             Ordinary                Capital        Appreciation
                                                                               Income              Gain (Loss)     (Depreciation)
                                                                           --------------        ---------------   --------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                        $          441         $    (559,991)   $    (297,490)
First Trust Consumer Staples AlphaDEX(R) Fund                                       3,316              (403,593)         (43,293)
First Trust Energy AlphaDEX(R) Fund                                                    --              (481,818)      (1,186,001)
First Trust Financials AlphaDEX(R) Fund                                             1,126              (556,152)        (293,071)
First Trust Health Care AlphaDEX(R) Fund                                               --              (389,567)         196,253
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                          1,695              (696,235)         (27,000)
First Trust Materials AlphaDEX(R) Fund                                              1,209              (256,766)         144,443
First Trust Technology AlphaDEX(R) Fund                                                --              (461,678)        (448,171)
First Trust Utilities AlphaDEX(R) Fund                                             21,646              (130,034)        (343,152)
First Trust Large Cap Core AlphaDEX(R) Fund                                         9,660            (1,119,305)        (821,153)
First Trust Mid Cap Core AlphaDEX(R) Fund                                           3,143            (1,086,808)        (256,151)
First Trust Small Cap Core AlphaDEX(R) Fund                                           535            (1,084,123)        (458,901)
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                         22,054              (663,102)      (2,006,106)
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                         2,734            (3,328,039)         367,474
First Trust Multi Cap Value AlphaDEX(R) Fund                                        3,744              (903,616)        (824,255)
First Trust Multi Cap Growth AlphaDEX(R) Fund                                          --            (1,506,721)         534,879

D. Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes.

In June 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the Funds' current fiscal year. Management has analyzed the Funds' tax positions taken on federal income tax returns for the open tax year (tax period ended July 31, 2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Funds' financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                  July 31, 2008


At July 31, 2008, for federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains through the year indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                                        Capital Loss          Capital Loss             Total
                                                                     Available through     Available through        Capital Loss
                                                                       July 31, 2015         July 31, 2016           Available
                                                                    -------------------   -------------------      --------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                     $      2,058          $     64,889          $   66,947
First Trust Consumer Staples AlphaDEX(R) Fund                                  3,068                83,534              86,602
First Trust Energy AlphaDEX(R) Fund                                               --                73,845              73,845
First Trust Financials AlphaDEX(R) Fund                                        2,757                13,300              16,057
First Trust Health Care AlphaDEX(R) Fund                                      18,355                28,397              46,752
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                    23,631               183,210             206,841
First Trust Materials AlphaDEX(R) Fund                                         4,424                13,424              17,848
First Trust Technology AlphaDEX(R) Fund                                       12,398                22,456              34,854
First Trust Utilities AlphaDEX(R) Fund                                           945                16,238              17,183
First Trust Large Cap Core AlphaDEX(R) Fund                                   15,102                 8,528              23,630
First Trust Mid Cap Core AlphaDEX(R) Fund                                      7,911                84,882              92,793
First Trust Small Cap Core AlphaDEX(R) Fund                                   14,770               111,735             126,505
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                     1,854                80,299              82,153
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                       --               162,514             162,514
First Trust Multi Cap Value AlphaDEX(R) Fund                                   8,569                56,799              65,368
First Trust Multi Cap Growth AlphaDEX(R) Fund                                 26,562               241,100             267,662

Capital losses incurred after October 31 ("Post-October Losses") within the taxable year can be deemed to arise on the first business day of the Funds' next taxable year.

The following Funds incurred and elected to defer net capital losses as follows:

                                                                   Post-October
                                                                      Losses
                                                                   ------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                $   493,044
First Trust Consumer Staples AlphaDEX(R) Fund                          316,991
First Trust Energy AlphaDEX(R) Fund                                    407,973
First Trust Financials AlphaDEX(R) Fund                                540,095
First Trust Health Care AlphaDEX(R) Fund                               342,815
First Trust Industrials/Producer Durables AlphaDEX(R) Fund             489,394
First Trust Materials AlphaDEX(R) Fund                                 238,918
First Trust Technology AlphaDEX(R) Fund                                426,824
First Trust Utilities AlphaDEX(R) Fund                                 112,851
First Trust Large Cap Core AlphaDEX(R) Fund                          1,095,675
First Trust Mid Cap Core AlphaDEX(R) Fund                              994,015
First Trust Small Cap Core AlphaDEX(R) Fund                            957,618
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund             580,949
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund          3,165,525
First Trust Multi Cap Value AlphaDEX(R) Fund                           838,248
First Trust Multi Cap Growth AlphaDEX(R) Fund                        1,239,059

In order to present paid-in capital and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended July 31, 2008, the adjustments were as follows:

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                  July 31, 2008


                                                                                                 Accumulated
                                                                            Accumulated          Net Realized
                                                                           Net Investment         Gain (Loss)       Paid-in
                                                                            Income (Loss)       on Investments      Capital
                                                                         ------------------   ------------------  -----------
First Trust Consumer Discretionary AlphaDEX(R) Fund                         $        --         $    (57,225)     $   57,225
First Trust Consumer Staples AlphaDEX(R) Fund                                        --             (115,509)        115,509
First Trust Energy AlphaDEX(R) Fund                                               4,324           (1,166,510)      1,162,186
First Trust Financials AlphaDEX(R) Fund                                              --              (23,445)         23,445
First Trust Health Care AlphaDEX(R) Fund                                         14,822             (184,232)        169,410
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                           --              (86,976)         86,976
First Trust Materials AlphaDEX(R) Fund                                               --             (405,178)        405,178
First Trust Technology AlphaDEX(R) Fund                                          12,308             (104,869)         92,561
First Trust Utilities AlphaDEX(R) Fund                                               --              (88,369)         88,369
First Trust Large Cap Core AlphaDEX(R) Fund                                          --              (60,530)         60,530
First Trust Mid Cap Core AlphaDEX(R) Fund                                            --             (165,533)        165,533
First Trust Small Cap Core AlphaDEX(R) Fund                                          --              (45,837)         45,837
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                           --              (71,883)         71,883
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                          --             (134,971)        134,971
First Trust Multi Cap Value AlphaDEX(R) Fund                                         --             (333,349)        333,349
First Trust Multi Cap Growth AlphaDEX(R) Fund                                        --              (53,742)         53,742

E. Expenses

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the average net assets of each Fund. First Trust Portfolios L.P. ("First Trust Portfolios") has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUNDS                                                          LICENSOR
First Trust Consumer Discretionary AlphaDEX(R) Fund            AMEX
First Trust Consumer Staples AlphaDEX(R) Fund                  AMEX
First Trust Energy AlphaDEX(R) Fund                            AMEX
First Trust Financials AlphaDEX(R) Fund                        AMEX
First Trust Health Care AlphaDEX(R) Fund                       AMEX
First Trust Industrials/Producer Durables AlphaDEX(R) Fund     AMEX
First Trust Materials AlphaDEX(R) Fund                         AMEX
First Trust Technology AlphaDEX(R) Fund                        AMEX
First Trust Utilities AlphaDEX(R) Fund                         AMEX
First Trust Large Cap Core AlphaDEX(R) Fund                    Standard & Poor's
First Trust Mid Cap Core AlphaDEX(R) Fund                      Standard & Poor's
First Trust Small Cap Core AlphaDEX(R) Fund                    Standard & Poor's
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund Standard & Poor's First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund Standard & Poor's
First Trust Multi Cap Value AlphaDEX(R) Fund                   Standard & Poor's
First Trust Multi Cap Growth AlphaDEX(R) Fund                  Standard & Poor's

The Funds are entitled to use each index and corresponding trademarks and trade names pursuant to sublicensing arrangements by and among each Fund, the respective Licensor, First Trust Advisors L.P. ("First Trust" or the "Advisor") and First Trust Portfolios. As such, the Funds pay licensing fees, which are shown on the Statements of Operations.

F. Accounting Pronouncement

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of SFAS 157 and its impact on the Funds' financial statements, if any, has not been determined.

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                  July 31, 2008


related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS161 will have on the Funds' financial statement disclosures, if any.

          3. Investment Advisory Fee and Other Affiliated Transactions

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Funds pursuant to an Investment Management Agreement. First Trust is responsible for the selection and ongoing monitoring of the securities in the Funds' portfolios and providing certain other services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at an annual rate of 0.50% of such Fund's average daily net assets.

The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement in which the Advisor has agreed to waive fees and/or reimburse the Funds to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap").

Each Fund's Expense Cap will be in effect until at least May 10, 2009. Expenses borne by the Advisor are subject to reimbursement by each Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund if at any time it would result in the Fund exceeding its Expense Cap.

The advisory fee waivers and expense reimbursements for the year ended July 31, 2008 and the expenses borne by the Advisor subject to reimbursement by each Fund from inception (May 8, 2007) through July 31, 2008 were as follows:

                                                                                                              Expenses Borne by
                                                                        Advisory Fee         Expense           Advisor Subject
                                                                          Waivers        Reimbursements        to Reimbursement
                                                                      ----------------  ----------------      ------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                    $     10,191       $     44,024          $   103,134
First Trust Consumer Staples AlphaDEX(R) Fund                                13,971             37,571              100,639
First Trust Energy AlphaDEX(R) Fund                                          27,241             32,103              108,939
First Trust Financials AlphaDEX(R) Fund                                       8,632             46,297              103,844
First Trust Health Care AlphaDEX(R) Fund                                     21,988             36,273              107,180
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                   22,964             32,131              104,660
First Trust Materials AlphaDEX(R) Fund                                       16,624             37,254              102,997
First Trust Technology AlphaDEX(R) Fund                                      21,518             34,682              105,164
First Trust Utilities AlphaDEX(R) Fund                                       15,058             39,018              103,189
First Trust Large Cap Core AlphaDEX(R) Fund                                  51,947             22,950              124,072
First Trust Mid Cap Core AlphaDEX(R) Fund                                    37,640             30,874              118,139
First Trust Small Cap Core AlphaDEX(R) Fund                                  31,494             42,056              123,225
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                   54,890             16,320              120,727
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                  90,402                 --              140,016
First Trust Multi Cap Value AlphaDEX(R) Fund                                 30,682             30,878              110,894
First Trust Multi Cap Growth AlphaDEX(R) Fund                                37,136             26,065              113,359

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM") (formerly known as The Bank of New York). Under the servicing agreements, BNYM will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

PNC Global Investment Servicing (U.S.) Inc. ("PNC"), formerly known as PFPC, Inc., provides certain administrative services to the Trust and the Funds in connection with the Board's meetings and other related matters.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                  July 31, 2008


Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually and the Audit Committee Chairman is paid $5,000 annually, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. Effective January 1, 2008, each of the chairmen of the Nominating and Governance Committee and Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Also effective January 1, 2008, the Lead Independent Trustee and each Committee chairman will serve two-year terms. The officers and interested trustee receive no compensation from the trusts for serving in such capacities.

                      4. Purchases and Sales of Securities

For the year ended July 31, 2008, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

                                                                           Purchases                 Sales
                                                                        ---------------         ---------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                      $  1,893,793            $  2,238,762
First Trust Consumer Staples AlphaDEX(R) Fund                               2,697,485               3,565,813
First Trust Energy AlphaDEX(R) Fund                                         3,633,375               5,085,550
First Trust Financials AlphaDEX(R) Fund                                     1,304,319               1,464,018
First Trust Health Care AlphaDEX(R) Fund                                    4,030,771               4,385,485
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                  3,733,612               4,638,395
First Trust Materials AlphaDEX(R) Fund                                      2,015,374               2,686,999
First Trust Technology AlphaDEX(R) Fund                                     3,931,564               4,185,301
First Trust Utilities AlphaDEX(R) Fund                                      2,145,383               2,467,018
First Trust Large Cap Core AlphaDEX(R) Fund                                 9,332,434              11,583,538
First Trust Mid Cap Core AlphaDEX(R) Fund                                   6,227,723               6,568,869
First Trust Small Cap Core AlphaDEX(R) Fund                                 6,054,069               6,440,658
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                 11,412,033              11,974,368
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                25,733,928              27,100,477
First Trust Multi Cap Value AlphaDEX(R) Fund                                3,460,605               4,803,684
First Trust Multi Cap Growth AlphaDEX(R) Fund                               8,309,304               9,802,288

For the year ended July 31, 2008, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

                                                                           Purchases                 Sales
                                                                        ---------------         ---------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                      $  3,291,991            $    635,182
First Trust Consumer Staples AlphaDEX(R) Fund                               1,986,260               1,352,937
First Trust Energy AlphaDEX(R) Fund                                        13,744,041               8,881,240
First Trust Financials AlphaDEX(R) Fund                                     1,602,407                 788,800
First Trust Health Care AlphaDEX(R) Fund                                    8,612,839               1,668,366
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                  1,935,269               1,036,951
First Trust Materials AlphaDEX(R) Fund                                      5,169,919               2,339,434
First Trust Technology AlphaDEX(R) Fund                                     8,683,867                 898,293
First Trust Utilities AlphaDEX(R) Fund                                      6,756,391               3,411,324
First Trust Large Cap Core AlphaDEX(R) Fund                                16,546,239                 754,639
First Trust Mid Cap Core AlphaDEX(R) Fund                                   8,553,056               2,681,120
First Trust Small Cap Core AlphaDEX(R) Fund                                10,662,543               5,057,512
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                 22,457,610               2,344,758
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                37,093,569               1,765,213
First Trust Multi Cap Value AlphaDEX(R) Fund                               10,637,387               6,401,373
First Trust Multi Cap Growth AlphaDEX(R) Fund                               5,947,652               4,610,116

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                  July 31, 2008


                                   5. Capital

Shares are created and redeemed by the Funds only in Creation Unit size aggregations of 50,000 or 100,000 shares, as determined by each Fund (See Note
1). Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per share of each Fund on the transaction date times the number of shares in a Creation Unit. Purchasers of Creation Units must pay a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit according to the fee schedule set forth below:

         Number of Securities           Creation
          in a Creation Unit         Transaction Fee
                1-100                     $ 500
              101-200                    $1,000
              201-300                    $1,500
              301-400                    $2,000
              401-500                    $2,500
              501-600                    $3,000
              601-700                    $3,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per share of a Fund on the transaction date times the number of shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Parties redeeming Creation Units must pay a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit according to the fee schedule set forth below:

         Number of Securities           Redemption
          in a Creation Unit         Transaction Fee
                1-100                     $ 500
              101-200                    $1,000
              201-300                    $1,500
              301-400                    $2,000
              401-500                    $2,500
              501-600                    $3,000
              601-700                    $3,500


The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. The Funds reserve the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. Distribution Plan

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios, the distributor, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. First Trust Portfolios may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before June 30, 2009.

                               7. Indemnification

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------


To the Board of Trustees and Shareholders of First Trust Exchange-Traded AlphaDEX(R) Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Funds"), comprising First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value Opportunities AlphaDEX(R) Fund, First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund, First Trust Multi Cap Growth AlphaDEX(R) Fund, First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund, and First Trust Utilities AlphaDEX(R) Fund as of July 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period May 8, 2007 (inception) through July 31, 2007. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the Funds' custodian, and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2008, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the year then ended and for the period May 8, 2007 (inception) through July 31, 2007, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Chicago, Illinois
September 22, 2008

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                            July 31, 2008 (Unaudited)


                      Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the 12-months ended June 30, 2008 is available
(1)without charge, upon request, by calling (800) 988-5891; (2)on the Trust's website located at http://www.ftportfolios.com; and (3)on the Securities and Exchange Commission's website at http://www.sec.gov.

                               Portfolio Holdings

The Trust files its complete schedule of each Fund's portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                             Federal Tax Information

For the taxable year ended July 31, 2008, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                   Dividends
                                                              Received Deduction
                                                              ------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                  100%
First Trust Consumer Staples AlphaDEX(R) Fund                        100%
First Trust Energy AlphaDEX(R) Fund                                  100%
First Trust Financials AlphaDEX(R) Fund                              100%
First Trust Health Care AlphaDEX(R) Fund                               0%
First Trust Industrials/Producer Durables AlphaDEX(R) Fund           100%
First Trust Materials AlphaDEX(R) Fund                               100%
First Trust Technology AlphaDEX(R) Fund                                0%
First Trust Utilities AlphaDEX(R) Fund                               100%
First Trust Large Cap Core AlphaDEX(R) Fund                          100%
First Trust Mid Cap Core AlphaDEX(R) Fund                            100%
First Trust Small Cap Core AlphaDEX(R) Fund                          100%
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund           100%
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund          100%
First Trust Multi Cap Value AlphaDEX(R) Fund                         100%
First Trust Multi Cap Growth AlphaDEX(R) Fund                        100%

For the taxable year ended July 31, 2008, the following percentages of income dividends paid by the Funds are designated as qualified dividend income:

                                                                   Qualified
                                                                Dividend Income
                                                                ---------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                  100%
First Trust Consumer Staples AlphaDEX(R) Fund                        100%
First Trust Energy AlphaDEX(R) Fund                                  100%
First Trust Financials AlphaDEX(R) Fund                              100%
First Trust Health Care AlphaDEX(R) Fund                               0%
First Trust Industrials/Producer Durables AlphaDEX(R) Fund           100%
First Trust Materials AlphaDEX(R) Fund                               100%
First Trust Technology AlphaDEX(R) Fund                                0%
First Trust Utilities AlphaDEX(R) Fund                               100%
First Trust Large Cap Core AlphaDEX(R) Fund                          100%
First Trust Mid Cap Core AlphaDEX(R) Fund                            100%
First Trust Small Cap Core AlphaDEX(R) Fund                          100%
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund           100%
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund          100%
First Trust Multi Cap Value AlphaDEX(R) Fund                         100%
First Trust Multi Cap Growth AlphaDEX(R) Fund                        100%

--------------------------------------------------------------------------------
Additional Information (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                  July 31, 2008


                                 Privacy Policy

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

Sources of Information

We may collect nonpublic personal information about you from the following sources:

     o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

     o   Information about your transactions with us, our affiliates or others;

     o Information we receive from your inquiries by mail, e-mail or telephone; and

     o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

Information Collected

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

Disclosure of Information

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

     o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

     o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

Confidentiality and Security

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Policy Updates and Inquiries

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

--------------------------------------------------------------------------------
Board of Trustees and Officers (Unaudited)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                  July 31, 2008


Each Fund's respective statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

                                                                                            NUMBER OF
                                                                                            PORTFOLIOS IN
                                     TERM OF OFFICE                                         THE FIRST TRUST   OTHER
     NAME, ADDRESS,                  AND YEAR FIRST                                         FUND COMPLEX      TRUSTEESHIPS OR
   DATE OF BIRTH AND                 ELECTED OR           PRINCIPAL OCCUPATIONS             OVERSEEN BY       DIRECTORSHIPS
POSITION WITH THE TRUST              APPOINTED            DURING PAST 5 YEARS               TRUSTEE           HELD BY TRUSTEE

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee         o Indefinite Term    Physician; President,             59                None
c/o First Trust Advisors                                  Wheaton Orthopedics;
L.P.                                 o Since Inception    Co-Owner and Co-Director,
1001 Warrenville Road,                                    (January 1996 to May 2007),
Suite 300                                                 Sports Med Center for
Lisle, IL 60532                                           Fitness; Limited Partner,
D.O.B.: 04/51                                             Gundersen Real Estate
                                                          Partnership; Limited
                                                          Partner, Sportsmed LLC

Thomas R. Kadlec, Trustee            o Indefinite Term    Senior Vice President and         59                Director of
c/o First Trust Advisors                                  Chief Financial Officer (May                        ADM Investor
L.P.                                 o Since Inception    2007 to Present), Vice President                    Services, Inc.
1001 Warrenville Road,                                    and Chief Financial Officer (1990                   and Director of
Suite 300                                                 to May 2007), ADM Investor                          Archer Financial
Lisle, IL 60532                                           Services, Inc. (Futures                             Services, Inc.
D.O.B.: 11/57                                             Commission Merchant);
                                                          President (May 2005 to
                                                          Present), ADM Derivatives,
                                                          Inc.; Registered
                                                          Representative (2000 to
                                                          Present), Segerdahl &
                                                          Company, Inc., a FINRA
                                                          member (Broker-Dealer)

Robert F. Keith, Trustee             o Indefinite Term    President (2003 to Present),      59                None
c/o First Trust Advisors                                  Hibs Enterprises (Financial
L.P.                                 o Since Inception    and Management Consulting);
1001 Warrenville Road,                                    President (2001 to 2003),
Suite 300                                                 Aramark Service Master
Lisle, IL 60532                                           Management; President and
D.O.B.: 11/56                                             Chief Operating Officer
                                                          (1998 to 2003), Service
                                                          Master Management Services

Niel B. Nielson, Trustee             o Indefinite Term    President (June 2002 to           59                Director of
c/o First Trust Advisors                                  Present), Covenant College                          Covenant
L.P.                                 o Since Inception                                                        Transport Inc.
1001 Warrenville Road,
Suite 300
Lisle, IL 60532
D.O.B.: 03/54


-----------------------------------------------------------------------------------------------------------------------------------
                                                         Interested Trustee
-----------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee,          o Indefinite Term    President, First Trust            59                Trustee of
President, Chairman of the                                Advisors L.P. and First                             Wheaton College
Board and CEO                        o Since Inception    Trust Portfolios L.P.;
1001 Warrenville Road,                                    Chairman of the Board of,
Suite 300                                                 Directors, BondWave LLC
Lisle, IL 60532                                           (Software Development Company/
D.O.B.: 09/55                                             Broker-Dealer/Investment Advisor)
                                                          and Stonebridge Advisors LLC
                                                          (Investment Advisor)


--------------------

1 Mr. Bowen is deemed an "interested person" of the Trust due to his position as President of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
Board of Trustees and Officers (Unaudited) (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                  July 31, 2008


                            POSITION AND                TERM OF OFFICE
NAME, ADDRESS, AND          OFFICES                     AND LENGTH OF          PRINCIPAL OCCUPATIONS
DATE OF BIRTH               WITH TRUST                  SERVICE                DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
                                               Officers Who Are Not Trustees(2)
-----------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley             Treasurer, Controller,      o Indefinite Term      Chief Financial Officer, First Trust Advisors
1001 Warrenville Road,      Chief Financial Officer                            L.P. and First Trust Portfolios L.P.; Chief
Suite 300                   and Chief Accounting        o Since Inception      Financial Officer, BondWave LLC (Software
Lisle, IL 60532             Officer                                            Development Company/Broker-Dealer/Investment Advisor)
D.O.B.: 11/57                                                                  and Stonebridge Advisors LLC (Investment Advisor)

James M. Dykas              Assistant Treasurer         o Indefinite Term      Senior Vice President (April 2007 to Present),
1001 Warrenville Road,                                                         Vice President (January 2005 to April 2007),
Suite 300                                               o Since Inception      First Trust Advisors L.P. and First Trust
Lisle, IL 60532                                                                Portfolios L.P.; Executive Director (December 2002
D.O.B.: 01/66                                                                  to January 2005), Vice President (December 2000
                                                                               to December 2002), Van Kampen Asset Management and
                                                                               Morgan Stanley Investment Management

W. Scott Jardine            Secretary and Chief         o Indefinite Term      General Counsel, First Trust Advisors L.P.
1001 Warrenville Road,      Compliance Officer                                 and First Trust Portfolios L.P.; Secretary,
Suite 300                                               o Since Inception      BondWave LLC (Software Development Company/
Lisle, IL 60532                                                                Broker-Dealer/Investment Advisor) and Stonebridge
D.O.B.: 05/60                                                                  Advisors LLC (Investment Advisor)

Daniel J. Lindquist         Vice President              o Indefinite Term      Senior Vice President (September 2005 to Present),
1001 Warrenville Road,                                                         Vice President (April 2004 to September 2005),
Suite 300                                               o Since Inception      First Trust Advisors L.P. and First Trust
Lisle, IL 60532                                                                Portfolios L.P.; Chief Operating Officer
D.O.B.: 02/70                                                                  (January 2004 to April 2004), Mina Capital
                                                                               Management, LLC; Chief Operating Officer
                                                                               (April 2000 to January 2004), Samaritan Asset
                                                                                Management Services, Inc.

Kristi A. Maher             Assistant Secretary         o Indefinite Term      Deputy General Counsel (May 2007 to Present),
1001 Warrenville Road,                                                         Assistant General Counsel (March 2004 to May
Suite 300                                               o Since Inception      2007), First Trust Advisors L.P. and First
Lisle, IL 60532                                                                Trust Portfolios L.P.; Associate (December 1995 to
D.O.B.: 12/66                                                                  March 2004), Chapman and Cutler LLP

Roger Testin                Vice President              o Indefinite Term      Senior Vice President (November 2003 to
1001 Warrenville Road,                                                         Present), Vice President (August 2001 to
Suite 300                                               o Since Inception      November 2003), First Trust Advisors L.P.
Lisle, IL 60532                                                                and First Trust Portfolios L.P.; Analyst (1998
D.O.B.: 06/66                                                                  to 2001), Dolan Capital Management

Coleen D. Lynch             Assistant Vice President    o Indefinite Term      Assistant Vice President (January 2008 to Present),
1001 Warrenville Road,                                                         First Trust Advisors L.P. and First Trust Portfolios
Suite 300                                               o Since July, 2008     L.P.; Vice President (May 1998 to January 2008), Van
Lisle, IL 60532                                                                Kampen Asset Management and Morgan Stanley
D.O.B.: 07/58                                                                  Investment Management

Stan Ueland                 Vice President              o Indefinite Term      Vice President (August 2005 to Present),
1001 Warrenville Road,                                                         First Trust Advisors L.P. and First Trust
Suite 300                                               o Since Inception      Portfolios L.P; Vice President (May 2004 to
Lisle, IL 60532                                                                August 2005), BondWave LLC (Software Development
D.O.B.: 11/70                                                                  Company/Broker-Dealer/Investment Advisor); Account
                                                                               Executive (January 2003 to May 2004), Mina
                                                                               Capital Management, LLC and Samaritan Asset
                                                                               Management Services, Inc.; Sales Consultant
                                                                               (January 1997 to January 2003), Oracle Corporation


--------------------

2 The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
Risk Considerations (Unaudited)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                  July 31, 2008


You should consider each Fund's investment objective, risks, and charges and expenses carefully before investing. You can download each Fund's prospectus at http://www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about the particular Fund. Read it carefully before you invest. First Trust Portfolios L.P. is the distributor of the First Trust Exchange-Traded AlphaDEX(R) Fund.

RISK CONSIDERATIONS

Each Fund's shares will change in value, and you could lose money by investing in a Fund. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase shares directly from a Fund and individual shares are not redeemable. However, specified large blocks of shares called Creation Units can be purchased from, or redeemed to, the Fund.

You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index.

Each Fund's return may not match the return of its corresponding index for a number of reasons. For example, the Funds incur operating expenses not applicable to their corresponding indexes, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of its corresponding index. In addition, each Fund's portfolio holdings may not exactly replicate the securities included in its corresponding index or the ratios between the securities included in such index.

Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in its corresponding index. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. Therefore, the Funds will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from a Fund's index.

Each Fund relies on a license and related sublicense that permits it to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. In the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant effect on the operation of the respective Fund.

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund may be concentrated in stocks of companies in an individual industry if the Fund's corresponding index is concentrated in an individual industry. You should be aware that an investment in a portfolio that is concentrated in an individual industry involves additional risk, including limited diversification.

Each Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Funds may invest a relatively high percentage of their assets in a limited number of issuers, the Funds may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which they invest.

The First Trust Consumer Discretionary AlphaDEX(R) Fund, the First Trust Consumer Staples AlphaDEX(R) Fund, the First Trust Energy AlphaDEX(R) Fund, the First Trust Financials AlphaDEX(R) Fund, the First Trust Health Care AlphaDEX(R) Fund, the First Trust Industrials/Producer Durables AlphaDEX(R) Fund, the First Trust Materials AlphaDEX(R) Fund, the First Trust Technology AlphaDEX(R) Fund, the First Trust Utilities AlphaDEX(R) Fund, the First Trust Multi Cap Value AlphaDEX(R) Fund and the First Trust Multi Cap Growth AlphaDEX(R) Fund may invest in small capitalization and mid capitalization companies. Such companies may experience greater price volatility than larger, more established companies.

The First Trust Mid Cap Core AlphaDEX(R) Fund invests in mid-cap companies and is subject to additional risks because such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies.

--------------------------------------------------------------------------------
Risk Considerations (Unaudited) (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                  July 31, 2008


The First Trust Small Cap Core AlphaDEX(R) Fund invests in small-cap companies and is subject to additional risks, as the share prices of small-cap companies are often more volatile than those of larger companies.

The First Trust Large Cap Value Opportunities AlphaDEX(R) Fund and the First Trust Multi Cap Value AlphaDEX(R) Fund invest with a value-oriented investment style and may not be successful in realizing their respective investment objectives. Value companies may have experienced adverse business developments or may be subject to special risks that cause their securities to be out of favor, may never reach what may be their full value or may go down in price.

The First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund the First Trust Multi Cap Growth AlphaDEX(R) Fund invest with a growth-oriented investment style and may not be successful in realizing their respective investment objectives. Securities of growth companies may experience significant fluctuations in price in response to economic, political, regulatory, company specific, sector or market developments, changes in perceptions or interest rate changes.

The First Trust Consumer Discretionary AlphaDEX(R) Fund invests in the securities of companies in the consumer discretionary sector. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust Consumer Staples AlphaDEX(R) Fund invests in the securities of companies in the consumer staples sector. Because companies in the consumer staples sector provide products directly to the consumer that are typically considered non-discretionary items based on consumer purchasing habits, these companies may be affected by a variety of factors which could impact company profitability. For instance, government regulations may affect the permissibility of using various food additives and the production methods of companies that manufacture food products. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of foods and soft drinks may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

The First Trust Energy AlphaDEX(R) Fund invests in the securities of companies in the energy sector. The companies in the energy sector include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters such as hurricanes in the Gulf of Mexico will also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, declines in U.S. and Russian crude oil production will likely lead to a greater world dependence on oil from OPEC nations, which may result in more volatile oil prices.

The First Trust Financials AlphaDEX(R) Fund invests in the securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although the barriers which separated the banking, insurance and securities industries were eliminated by legislation, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations.

Banks and thrifts face increased competition from nontraditional lending sources as regulatory change permit new entrants to offer various financial products. Technological advances such as Internet allow these nontraditional lending sources to cut overhead and permit the more efficient use of customer data.

Brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies and also financial services providers. These companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. In addition, all financial service companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally.

Companies involved in the insurance industry are engaged in underwriting, selling, distributing, or placing of property and casualty, life or health insurance. Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes such as hurricanes and earthquakes, acts of terrorism and other disasters. Life and health insurance profits may be affected

--------------------------------------------------------------------------------
Risk Considerations (Unaudited) (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                  July 31, 2008


by mortality rates. Already extensively regulated, insurance companies' profits may also be adversely affected by increased government regulations or tax law changes.

The First Trust Financials AlphaDEX(R) Fund may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the United States. Subprime loans have higher defaults and losses than prime loans. Subprime loans also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market has had a significant adverse effect on the financials sector and the economy and may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the First Trust Financials AlphaDEX(R) Fund may decline in response to such developments.

The First Trust Health Care AlphaDEX(R) Fund invests in the securities of companies in the health care sector. Because companies in the health care sector are involved in medical services or health care including biotechnology research and production, drugs and pharmaceuticals, and health care facilities and services, general problems of these companies include extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

The First Trust Industrials/Producer Durables AlphaDEX(R) Fund invests in the securities of companies in the industrials and producer durables sectors. Many companies in these sectors convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries included in these sectors are electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust Materials AlphaDEX(R) Fund invests in the securities of companies in the materials sector. Because companies in the materials sector are involved in the extracting or processing of raw materials, general risks of these companies include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

The First Trust Technology AlphaDEX(R) Fund invests in the securities of companies in the technology sector. Because companies in the technology sector serve the electronics and computer industries or manufacture products based on the latest applied science, general risks of these companies include the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance. Also, the stocks of many technology companies have exceptionally high price-to-earning ratios with little or no earnings histories.

The First Trust Utilities AlphaDEX(R) Fund invests in the securities of companies in the utilities sector. General problems of issuers in the utilities sector include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

            NOT FDIC INSURED    NOT BANK GUARANTEED     MAY LOSE VALUE

--------------------------------------------------------------------------------


[LOGO OMITTED]      FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND



--------------------------------------------------------------------------------

INVESTMENT ADVISOR
First Trust Advisors L.P.
1001 Warrenville Road
Lisle, IL 60532


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286


BOARD ADMINISTRATOR
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

--------------------------------------------------------------------------------

Back Cover

Item 2. Code of Ethics.

         (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

         (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

         (d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
         (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

         (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $406,000 from the inception of the registrant on May 8, 2007 through July 31, 2007 and $1,500 for the fiscal year ended July 31, 2008.

         (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 from the inception of the registrant on May 8, 2007 through July 31, 2007 and $0 for the fiscal year ended July 31, 2008.

             Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 from the inception of the registrant on May 8, 2007 through July 31, 2007 and $0 for the fiscal year ended July 31, 2008.

         (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $0 from the inception of the registrant on May 8, 2007 through July 31, 2007 and $68,000 for the fiscal year ended July 31, 2008. These fees were for tax consultation.

             Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $25,369 from the inception of the registrant on May 8, 2007 through July 31, 2007 and $0 for the fiscal year ended July 31, 2008. These fees were for tax consultation.

         (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $158 from the inception of the registrant on May 8, 2007 through July 31, 2007 and $0 for the fiscal year ended July 31, 2008. These fees were for compliance consulting.

             All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $16,769 from the inception of the registrant on May 8, 2007 through July 31, 2007 and $0 for the fiscal year ended July 31, 2008. These fees were for compliance consulting.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

         The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

From Inception of the Registrant on May 8, 2007 through July 31, 2007:

            Registrant:                      Adviser and Distributor:
            -----------                      ------------------------
            (b) 0%                           (b) 0%
            (c) 0%                           (c) 60.2%
            (d) 0%                           (d) 0%

For the Fiscal Year Ended July 31, 2008:

            Registrant:                      Adviser and Distributor:
            -----------                      ------------------------
            (b) 0%                           (b) 0%
            (c) 0%                           (c) 0%
            (d) 0%                           (d) 0%

         (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

         (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant from the inception of the registrant on May 8, 2007 through July 31, 2007, were $158 for the registrant, $42,138 for the registrant's investment adviser and $19,000 for the registrant's distributor, and for the fiscal year ended July 31, 2008, were $68,000 for the registrant, $19,143 for the registrant's investment adviser and $45,088 for the registrant's distributor.

         (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Items 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material change to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR

      270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable

(b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
       Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    First Trust Exchange-Traded AlphaDEX(R) Fund

By: /s/ James A. Bowen
   --------------------------------------------

Name:    James A. Bowen
Title:   Chairman of the Board, President and Chief Executive Officer
Date:    September 24, 2008



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ James A. Bowen
   --------------------------------------------

Name:    James A. Bowen
Title:   Chairman of the Board, President and Chief Executive Officer
Date:    September 24, 2008



By: /s/ Mark R. Bradley
   --------------------------------------------

Name:    Mark R. Bradley
Title:   Treasurer, Controller, Chief Financial Officer and Chief
         Accounting Officer
Date:    September 24, 2008